Jason L. Bradshaw

Senior Variable Compliance Consultant

North American Companies

for Life and Health Insurance

525 West Van Buren • Chicago, Illinois 60607

Phone:  800.800.3656, Ext. 27878 • Fax: 312.648.7778

E-Mail:  jbradshaw@sfgmembers.com

April 26, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549

RE:      Midland National Life Separate Account A

File Number 333-148111 Variable Universal Life – Cash Value 2 (VUL-CV 2)

Commissioners:

Enclosed for filing under the Securities Act of 1933 please find a copy of Post-Effective Amendment No. 16 to the above referenced registration statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure that would render it ineligible to become effective pursuant to said paragraph (b).

If you have any questions about this filing, please contact Fred Bellamy of Eversheds-Sutherland (US) LLP at 202-383-0126 or FredBellamy@eversheds-sutherland.com.

Sincerely,

/s/ Jason L. Bradshaw

Jason L. Bradshaw

Senior Variable Compliance Consultant

cc:        Frederick R. Bellamy

            Eversheds-Sutherland (US) LLP

As filed with the Securities and Exchange Commission on April 26, 2018

Registration File No. 333-148111
811-05271

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[	]
PRE-EFFECTIVE AMENDMENT NO. __ _	[	]
POST-EFFECTIVE AMENDMENT NO. _16_	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	[	]
AMENDMENT NO. ___176___	[ X ]

(Check appropriate box or boxes.)

Midland National Life Separate Account A
(Exact name of registrant)

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Name of depositor)
One Sammons Plaza
Sioux Falls, South Dakota 57193-9991
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (605) 335-5700

Brian Hansen, Senior Vice President, General	Copy to:
Counsel & Secretary
Midland National Life Insurance Company	Frederick R. Bellamy, Esq.
One Sammons Plaza	Eversheds-Sutherland (US) LLP
Sioux Falls, South Dakota 57193-9991	700 Sixth Street, NW, Suite 700
(Name and address of agent for service)	Washington, DC 20001-3980

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):
o	immediately upon filing pursuant to paragraph (b)
x	on May 1, 2018 pursuant to paragraph (b)
o	60 days after filing pursuant to paragraph (a)(i)
o	on pursuant to paragraph (a)(i) of Rule 485
If appropriate check the following box:
o	This post-effective amendment designates a new effective date for a previously filed post-
effective amendment

Title of Securities Being Registered:
Individual Flexible Premium Variable Life Insurance Policies
VUL – CV 2

VARIABLE UNIVERSAL LIFE – CV 2

Flexible Premium Variable Universal Life Insurance Policy

Issued By:

Midland National Life Insurance Company

One Sammons Plaza  •  Sioux Falls, SD  57193

(605) 373-2207 (telephone) • (800) 272-1642 (toll-free telephone)

(877) 841-6709 (toll-free facsimile)

through the Midland National Life Separate Account A

Variable Universal Life – CV 2 (the “policy”) is a life insurance policy issued by Midland National Life Insurance Company. The policy:

•         provides insurance coverage with flexibility in death benefits and premiums;

•         pays a death benefit if the Insured person dies while the policy is still inforce;

•         can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

•         lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund and may affect the death benefit.

You have a limited right to examine Your policy and return it to Us for a refund.  You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract (“MEC”). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You may allocate Your policy fund to Our General Account and up to fifteen investment divisions.  Each division invests in a specified mutual fund portfolio.  The mutual fund portfolios are part of the following series funds or trusts:

  AIM Variable Insurance Funds (Invesco Variable Insurance Funds),
  The Alger Portfolios,
  American Century Variable Portfolios, Inc.,
  Fidelity® Variable Insurance Products,
  Goldman Sachs Variable Insurance Trust,
  Lord Abbett Series Fund, Inc.,
  MFS® Variable Insurance Trusts,
  Neuberger Berman Advisers Management Trust,
  PIMCO Variable Insurance Trust,
  ProFunds Trust,
  VanEck VIP Trust, and
  Vanguard® Variable Insurance Funds

You can choose among the fifty-eight investment divisions listed on the following page.

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk.  You could lose the amount You invest and lose Your insurance coverage due to poor investment performance.  No one insures or guarantees the policy fund allocated to the investment divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

May 1, 2018

SEPARATE ACCOUNT INVESTMENT PORTFOLIOS

1. Alger Capital Appreciation Portfolio	30. Invesco V.I. Global Health Care Fund
2. Alger Large Cap Growth Portfolio	31. Invesco V.I. International Growth Fund
3. Alger Mid Cap Growth Portfolio	32. Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio
4. American Century VP Capital Appreciation Fund	33. Lord Abbett Series Fund, Inc. Growth and Income Portfolio
5. American Century VP International Fund	34. Lord Abbett Series Fund, Inc. International Opportunities Portfolio
6. American Century VP Value Fund	35. Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio
7. Fidelity® VIP Asset Manager Portfolio	36. MFS® VIT Growth Series
8. Fidelity® VIP Asset Manager: Growth Portfolio	37. MFS® VIT New Discovery Series
9. Fidelity® VIP Balanced Portfolio	38. MFS® VIT Research Series
10. Fidelity® VIP Contrafund® Portfolio	39. MFS® VIT Total Return Series
11. Fidelity® VIP Equity-Income Portfolio	40. MFS® VIT Utilities Series
12. Fidelity® VIP Freedom 2010 Portfolio	41. Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
13. Fidelity® VIP Freedom 2015 Portfolio	42. PIMCO High Yield Portfolio, Administrative Class
14. Fidelity® VIP Freedom 2020 Portfolio	43. PIMCO Real Return Portfolio, Administrative Class
15. Fidelity® VIP Freedom 2025 Portfolio	44. PIMCO Total Return Portfolio, Administrative Class
16. Fidelity® VIP Freedom 2030 Portfolio	45. ProFund VP Japan
17. Fidelity® VIP Freedom Income Portfolio	46. ProFund VP Oil & Gas
18. Fidelity® VIP Government Money Market Portfolio	47. ProFund VP Small-Cap Value
19. Fidelity® VIP Growth & Income Portfolio	48. ProFund VP Ultra Mid-Cap
20. Fidelity® VIP Growth Opportunities Portfolio	49. VanEck VIP Global Hard Assets Fund
21. Fidelity® VIP Growth Portfolio	50. Vanguard® VIF Balanced Portfolio
22. Fidelity® VIP High Income Portfolio	51. Vanguard® VIF High Yield Bond Portfolio
23. Fidelity® VIP Index 500 Portfolio	52. Vanguard® VIF International Portfolio
24. Fidelity® VIP Investment Grade Bond Portfolio	53. Vanguard® VIF Mid-Cap Index Portfolio
25. Fidelity® VIP Mid Cap Portfolio	54. Vanguard® VIF Real Estate Index Portfolio
26. Fidelity® VIP Overseas Portfolio	55. Vanguard® VIF Short-Term Investment-Grade Portfolio
27. Goldman Sachs VIT Large Cap Value Fund	56. Vanguard® VIF Small Company Growth Portfolio
28. Goldman Sachs VIT Small Cap Equity Insights Fund	57. Vanguard® VIF Total Bond Market Index Portfolio
29. Invesco V.I. Diversified Dividend Fund	58. Vanguard® VIF Total Stock Market Index Portfolio

This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus and the current prospectuses for the funds carefully and keep them for future reference.

POLICY BENEFITS / RISKS SUMMARY

POLICY BENEFITS

Death Benefits

Flexible Premium Payments

No Lapse Guarantee Premium

Benefits of the Policy Fund

Tax Benefits

Policy Illustrations

Additional Benefits

Your Right To Examine This Policy

POLICY RISKS

Investment Risk

Surrender Charge Risk

Withdrawing Money

Risk of Lapse

Loan Risks

Tax Risks

Risk of Increases in Charges

Portfolio Risks

Fee Table

Summary OF VARIABLE UNIVERSAL LIFE – CV 2

DEATH BENEFIT OPTIONS

FLEXIBLE PREMIUM PAYMENTS

INVESTMENT CHOICES

YOUR POLICY FUND

Transfers

Policy Loans

Withdrawing Money

Surrendering Your Policy

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

Deductions From Your Policy Fund

Surrender Charge

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Correspondence, Inquiries, and Transactions

State Variations

Tax-Free “Section 1035” Exchanges

Detailed information about VUL – CV 2

INSURANCE FEATURES

How the Policies Differ From Whole Life Insurance

Application for Insurance

Death Benefit

Notice and Proof of Death

Payment of Death Benefits and Lump Sum Payments

Maturity Benefit

Changes In Variable Universal Life – CV 2

Changing The Face Amount of Insurance

Changing Your Death Benefit Option

When Policy Changes Go Into Effect

Flexible Premium Payments

Allocation of Premiums

Additional Benefits

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The Funds

Investment Policies Of The Portfolios

Effects of Market Timing

Charges In The Funds

USING YOUR POLICY FUND

The Policy Fund

Amounts In Our Separate Account

How We Determine The Accumulation Unit Value

Policy Fund Transactions and “Good Order”

Transfer Of Policy Fund

Transfer Limitations

Dollar Cost Averaging

Enhanced Dollar Cost Averaging (EDCA)

Portfolio Rebalancing

Automatic Distribution Option

Policy Loans

Withdrawing Money From Your Policy Fund

Surrendering Your Policy

THE GENERAL ACCOUNT

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

Charges Against The Separate Account

Monthly Deductions From Your Policy Fund

Transaction Charges

How Policy Fund Charges Are Allocated

Loan Charge

Surrender Charge

Portfolio Expenses

Tax Effects

INTRODUCTION

TAX STATUS OF THE POLICY

TAX TREATMENT OF POLICY BENEFITS

In General

Modified Endowment Contracts (“MEC”)

Distributions Other Than Death Benefits from Modified Endowment Contracts

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Investment in the Policy

Policy Loans and the Overloan Protection Benefit

Treatment of the Overloan Protection Benefit

Withholding

Life Insurance Purchases by Residents of Puerto Rico

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Multiple Policies

Continuation of Policy Beyond Age 121

Section 1035 Exchanges

Accelerated Benefit Rider—Terminal Illness

Accelerated Benefit Rider—Chronic Illness

Business Uses of Policy

Employer-Owned Life Insurance Policies

Non-Individual Owners and Business Beneficiaries of Policies

Split-Dollar Arrangements

Tax Shelter Regulations

Estate, Gift and Generation Skipping Transfer Tax Considerations

Medicare Tax on Investment Income

Foreign Tax Credits

Possible Tax Law Changes

Our Income Taxes

Additional Information About the Policies

YOUR RIGHT TO EXAMINE THIS POLICY

YOUR POLICY CAN LAPSE

YOU MAY REINSTATE YOUR POLICY

POLICY PERIODS AND ANNIVERSARIES

MATURITY DATE

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

CHANGING THE SEPARATE ACCOUNT

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

YOUR PAYMENT OPTIONS

Lump Sum Payments

YOUR BENEFICIARY

ASSIGNING YOUR POLICY

WHEN WE PAY PROCEEDS FROM THIS POLICY

CHANGE OF ADDRESS NOTIFICATION

YOUR VOTING RIGHTS AS AN OWNER

DISTRIBUTION OF THE POLICIES

CYBERSECURITY

LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

Illustration

Definitions

POLICY BENEFITS / RISKS SUMMARY

In this prospectus “Midland National”, “We”, “Our”, “Us”, and “Company” mean Midland National Life Insurance Company.  “You” and “Your” mean the owner of the policy. We refer to the person who is covered by the policy as the “Insured” or “Insured Person”, because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.  In this prospectus, these words and phrases are generally in bold face type.

This summary describes the policy’s important risks and benefits.  The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is inforce and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefits

Variable Universal Life – CV 2 is life insurance on the Insured person. If the policy is inforce, We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

•         Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a “level” death benefit.

•         Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances. See “Death Benefit” on page 19.

We deduct any policy debt and unpaid charges before paying any benefits. The death benefit will be paid in a lump sum.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits. Changing the death benefit option or the face amount may have tax consequences.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium. The no-lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class. We are not required to accept any premium and We currently reject any premium of less than $50.00.  However, under current Company practice, if paid by monthly bank draft, We will accept a premium as low as $30.00.  See “Flexible Premium Payments” on page 23.

No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. See “Premium Provisions During The No Lapse Guarantee Period.”  on page 24.

Benefits of the Policy Fund

•         Withdrawing Money from Your Policy Fund.  You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200.  The maximum partial withdrawal You can make is 50% of Your net cash surrender value (the policy fund minus any surrender charge and minus any policy debt) in the first policy year and 90% of Your net cash surrender value in subsequent policy years.  See “Withdrawing Money From Your Policy Fund” on page 50.  There may be tax consequences for making a partial withdrawal.  See “Tax Effects” on page 57.

•         Surrendering Your Policy.  You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus any surrender charge and minus any policy debt).  There may be tax consequences for surrendering Your policy.  See “Surrendering Your Policy” on page 51.  See “Tax Effects” on page 57.

•         Policy Loans.  You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge minus any policy debt). Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200.  See “Policy Loans” on page 49.  Policy loan interest is generally not tax deductible on policies owned by an individual.  There may be federal tax consequences for taking a policy loan. See “Tax Effects” on page 57. Transfers of Policy Fund.  You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions.  Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.  There are additional limitations on transfers to and from the General Account. See “Transfer Of Policy Fund” on page 43 and “Transfer Limitations” on page 44.

•         Dollar Cost Averaging (“DCA”).  The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.  The minimum monthly amount to be transferred using DCA is $200.  See “Dollar Cost Averaging” on page 46.

•         Enhanced Dollar Cost Averaging (“EDCA”).  By Midland National’s current Company practice, on monies allocated into the EDCA program during the first four policy months, We will pay an effective annual interest rate of 9% on Your declining balance in the General Account until the end of the first policy year. See “Enhanced Dollar Cost Averaging” on page 47.

•         Portfolio Rebalancing.  The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level.  At each policy anniversary, We will transfer amounts needed to “balance” the policy fund to the specified percentages selected by You.  See “Portfolio Rebalancing” on page 47.

•         Automatic Distribution Option.  You can elect to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual or annual basis by filling out one form, and We will automatically process the necessary withdrawals and loans.  See “Automatic Distribution Option” on page 48.

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming that the policy does satisfy that definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit.  In addition, transfers of policy funds (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.

See “Tax Risks” on page 8 and “Tax Effects” on page 57.  You should consult with and rely on a qualified tax advisor for assistance in all policy related tax matters.

Policy Illustrations

There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical Insured based on certain assumptions.  You should receive a personalized illustration that reflects Your particular circumstances.  These hypothetical illustrations should help You to:

•         understand the long-term effects of different levels of investment performance,

•         understand the impact of charges and deductions under the policy, and

•         compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the annual premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years.  Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values.  Your actual policy fund, cash surrender value, and death benefit amount will be different than the amounts shown in the hypothetical illustrations.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy.  Each benefit is subject to its own requirements as to eligibility and additional cost.  The additional benefits that may be available to You are:

Accelerated Benefit Rider – Chronic Illness	Guaranteed Insurability Rider
Accelerated Benefit Rider – Terminal Illness	Protected Flexibility Rider
Accidental Death Benefit Rider	Waiver of Charges Rider
Children’s Insurance Rider 2	Waiver of Surrender Charge Rider
Flexible Disability Benefit Rider 2

Some of these benefits may have tax consequences and there are usually extra charges for them.  Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right To Examine This Policy

For a limited period of time, as specified in Your policy, You have a right to return Your policy for a refund.  See “YOUR RIGHT TO EXAMINE THIS POLICY” on page 63.

POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. We deduct fees and charges from Your policy fund, which can significantly reduce Your policy fund.  During times of poor investment performance, the deduction of fees and charges based on the net amount at risk will have an even greater negative impact on Your policy fund. If You allocated net premium to the General Account, then We will credit Your policy fund in the General Account with a declared rate of interest.  You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.  No one insures or guarantees the policy fund allocated to the investment divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it inforce for a substantial period of time.  You should not purchase the policy if You intend to surrender all or part of the policy fund in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period prior to the 14th policy year after the date of issue or an increase in face amount, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value, especially if You surrender Your policy in the first few policy years.  See “Surrender Charge” on page 16.  Taxes and a tax penalty may apply.  See “Tax Effects” on page 57.

Withdrawing Money

Withdrawals will reduce Your policy fund.  Withdrawals, especially those taken during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the policy.

We will deduct a withdrawal charge if You make more than one withdrawal in any given policy year.  The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply.  See “Tax Effects” on page 57.

For an additional charge, You may elect to purchase a waiver of surrender charge rider at the time You apply for the policy.  If the waiver of surrender charge rider is elected, You will not have any surrender charges deducted as a result of lapse or surrender in any policy year.  See “Waiver of Surrender Charge Rider” on page 32.

Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly deductions. Taxes and a tax penalty may apply if Your policy lapses while a policy loan is outstanding.

•         Planned Premium.  You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce.  Additional premiums may be required to keep Your policy from lapsing.  You need not pay premiums according to the planned schedule.  Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends, in part, on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums equal to those required to meet the no lapse guarantee premium amount requirements described in “Premium Provisions During The No Lapse Guarantee Period.” on page 24.

Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period, no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See “YOUR POLICY CAN LAPSE” on page 64.

•         Policy Loans.  Your loan may affect whether Your policy remains inforce. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken.  If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy’s net cash surrender value, then the policy’s lapse provision may apply.   For more details see “Policy Loans” on page 49.

•         Surrender Charge Period.  If You allow Your policy to lapse during the surrender charge period, We will deduct a surrender charge.

Loan Risks

Taking a policy loan will have a permanent effect on Your policy fund and benefits under Your policy.  A policy loan will reduce the death benefit proceeds or any benefit paid on the maturity date (i.e., the policy anniversary after the Insured person's 120th birthday), and the net cash surrender value of Your policy.  Taking a policy loan also may make Your policy more susceptible to lapse, and may have tax consequences.  See "Policy Loans" on page 49 and "Tax Effects" on page 57.

Tax Risks

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements.  There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the policy.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws.  If a policy is treated as a MEC, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 ½.  If the policy is not a MEC, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income.  Moreover, loans will generally not be treated as distributions.  Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% penalty tax.

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its contract value (i.e., the policy fund) is just enough to pay off the policy loans that have been taken out and then relying on the Protected Flexibility Rider to keep the policy in force until the death of the insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the death benefit under the Protected Flexibility Rider is lower than the policy’s original death benefit, then the policy might become a MEC which could result in a significant tax liability attributable to the balance of any policy debt.  Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the policy’s cash value that could result in the policy being treated for tax purposes as having lapsed.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

See “Tax Effects” on page 57.  You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels.  We may increase these fees and charges up to the guaranteed maximum level.  If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy inforce.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that You will pay at the time You buy the policy, make premium payments, take cash withdrawals, surrender the policy, exercise certain riders or transfer policy funds between investment divisions.

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted[i]
		Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon receipt of a premium payment.	5.0% of each premium payment in all policy years.	5.0% in years 1-10.
Civil Service Allotment Service Charge	Upon receipt of a premium payment where Civil Service Allotment is chosen.	$0.46 from each bi-weekly premium payment.	$0.46 from each bi-weekly premium payment.
Surrender Chargeii (Deferred Sales Charge) Minimum and Maximum	At the time of surrender or lapse that occurs (a) during the first 14 policy years, or (b) during the first 14 policy years following any increase in face amount.	$12.00 up to $41.00 in the first policy year per $1,000 of face amount.iii	$12.00 up to $41.00 in the first policy year per $1,000 of face amount.iii
Charge for a male Insured issue age 35 in the nontobacco premium class in the first policy year.		$22.00 per $1,000 of face amount.	$22.00 per $1,000 of face amount.
Partial Withdrawal Charge	Upon partial withdrawal.	$25 on any withdrawal after the first one in any policy year.	$25 on any withdrawal after the first one in any policy year.
Transfer Fees	Upon transfer of any money from the investment divisions or the General Account.	$25 on each transfer after the 12th transfer in any one policy year.	$0 on all transfers.

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

Periodic Fees Related to Owning the Policy Other than Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted[i]
		Maximum Guaranteed Charge	Current Charge
Cost of Insurance Deduction[i][v] (without extra ratings) Minimum and Maximum	On the policy date and on every monthly anniversary.	$0.02 up to $35.30 per $1,000 of net amount at risk[v] per month.	$0.02 up to $28.54 per $1,000 of net amount at risk[v] per month.
Charges for a male Insured issue age 35 in the nontobacco premium class in the first policy year with an initial specified face amount of $275,000.		$0.10 per $1,000 of net amount at risk per month.	$0.03 per $1,000 of net amount at risk per month.
Per Policy Expense Charge	On the policy date and on every monthly anniversary.	$12 per month in all policy years.	$12 per month in all policy years.
Per Unit Expense Charge Minimum and Maximum Charges for a male Insured issue age 35 in the nontobacco premium class in the first policy year with an initial specified face amount of $275,000.	On the policy date and on every monthly anniversary.	$0.01 up to $3.185 per month per $1,000 of specified face amount of insurance in all policy years. $0.095 per month per $1,000 of specified face amount of insurance	$0.01 up to $3.185 per month per $1,000 of specified face amount of insurance in years 1-10 only $0.095 per month per $1,000 of specified face amount of insurance
Percent of Policy Fund Charge	On the policy date and on every monthly anniversary.	0.05% per month of the total policy fund value in policy years 1-10 and 0.0042% per month thereafter (equivalent to annual rates of 0.60% and 0.05%, respectively).	0.05% per month of the total policy fund value in policy years 1 – 10 and 0.0042% per month thereafter.
Loan Interest Spreadvi	On policy anniversary or earlier, as applicable.vii	5.00% (annually) in policy years 1-5; 0.00% (annually) thereafter.vi	1.50% (annually) in policy years 1-5; 0.00% (annually) thereafter.vi
Additional Benefits Chargesviii
Accelerated Benefit Rider – Chronic Illness	At the time a benefit is paid out.	$200.00	$200.00
Accelerated Benefit Rider – Terminal Illness	At the time a benefit is paid out.	$200.00	$200.00
Accidental Death Benefit Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.03 up to $0.09 per month per $1,000 of Accidental Death Benefit selected.	$0.03 up to $0.09 per month per $1,000 of Accidental Death Benefit selected.
Charge for a male Insured attained age 35 in the nontobacco premium class in the first policy year following the rider date.		$0.07 per month per $1,000 of Accidental Death Benefit.	$0.07 per month per $1,000 of Accidental Death Benefit.
Children's Insurance Rider 2	On rider date and each monthly anniversary thereafter.	$0.50 per month per $1,000 of Children's Insurance benefit.ix	$0.50 per month per $1,000 of Children's Insurance benefit.
Flexible Disability Benefit Rider 2 Minimum and Maximum	On rider date and each monthly anniversary thereafter until the policy anniversary on which the Insured reaches attained age 60.	$0.27 up to $0.80 per month per $10 of monthly benefit.	$0.27 up to $0.80 per month per $10 of monthly benefit.
Charge for a male Insured issue age 35 in the nontobacco premium class.		$0.40 per month per $10 of monthly benefit.	$0.40 per month per $10 of monthly benefit.
Guaranteed Insurability Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.05 up to $0.17 per month per $1,000 of Guaranteed Insurability benefit elected.	$0.05 up to $0.17 per month per $1,000 of Guaranteed Insurability benefit elected.
Charge for a male Insured issue age 35 in the nontobacco premium class.		$0.17 per month per unit of Guaranteed Insurability Rider.	$0.17 per month per unit of Guaranteed Insurability Rider.
Protected Flexibility Rider	Not Applicable – no charge for this rider	Not Applicable – no charge for this rider	Not Applicable – no charge for this rider
Waiver of Charges Rider Minimum and Maximum	On rider date and each monthly anniversary thereafter.	$0.01 up to $0.12 per month per $1,000 of face amount.	$0.01 up to $0.12 per month per $1,000 of face amount.
Charge for a male Insured issue age 35 in the nontobacco premium class in the first policy year.		$0.01 per month per $1,000 of face amount.	$0.01 per month per $1,000 of face amount.
Waiver of Surrender Charge Rider[x] Minimum and Maximum Charge for a male Insured issue age 35 in the nontobacco premium class in the first policy year.	On rider date and each monthly anniversary thereafter in policy years 1 through 14.	$0.08 up to $0.13 per month per $1,000 of specified face amount of insurance during policy years 1-14. $0.08 per month per $1,000 of face amount.	$0.08 up to $0.13 per month per $1,000 of specified face amount of insurance during policy years 1-14. $0.08 per month per $1,000 of face amount.

iSome of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission.  Actual charges may be somewhat higher or lower.

iiThe surrender charge varies based upon the sex, issue age, and rating class of the Insured person on the issue date.  The surrender charges shown in the table may not be representative of the charges that You will pay.  Your policy’s data page will indicate the surrender charge applicable to Your policy.  For more detailed information concerning Your surrender charges, please contact Our Administrative Office.

iiiThese charges decrease gradually in policy years 2 through 14 to $0.00 for policy years 15 and thereafter.  An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the sex, attained age and rating class at the time the face amount increase becomes effective.

ivThe cost of insurance rate varies based upon a number of factors, including, but not limited to, the sex, attained age, face amount of insurance and rating class of the Insured person at the time of the charge.  The cost of insurance deductions shown in the table may not be representative of the charges that You will pay.  Your policy’s data page will indicate the maximum guaranteed cost of insurance deduction applicable to Your policy.  For more detailed information concerning Your cost of insurance deductions, please contact Our Administrative Office. We may place an Insured in a substandard underwriting class with ratings that reflect higher mortality risks and that result in a higher cost of insurance deduction.

vAs of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).

vi The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.00% annually).

viiWhile a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death.

viiiCharges for these riders may vary based on the policy duration, Insured’s issue or attained age, sex, risk class, and benefit amount.  Charges based on attained age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges You will pay.  Your policy’s specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Administrative Office.

ixRegardless of the number of children or their age, through age 18.

XThis charge does not decrease even if there is a decrease in face amount but will increase if there is an increase in face amount.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2017.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

	Lowest		Highest
Total Annual Portfolio Operating Expenses[1] (total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)	0.10%	-	1.73%

1The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers.  Midland National Life has not independently verified such information.  The expenses reflect those incurred as of December 31, 2017.  Current or future expenses may be greater or less than those shown.

These fees and expenses are paid out of the assets of the portfolio companies.  A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company’s prospectus.  You can obtain a current copy of the portfolio companies’ prospectuses by contacting to Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone: (800) 272-1642

Fax: (605) 373-8557 or toll-free (877) 841-6709

For information concerning compensation paid for the sale of the policies, see “DISTRIBUTION OF THE POLICIES” on page 70.

Summary OF VARIABLE UNIVERSAL LIFE – CV 2

DEATH BENEFIT OPTIONS

Variable Universal Life – CV 2 provides life insurance on the Insured person. If the policy is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

•         Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a “level” death benefit.

•         Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a “variable” death benefit.

The death benefit may be even greater in some circumstances. See “Death Benefit” on page 19.

We deduct any policy debt and unpaid charges before paying any benefits. The death benefit will be paid in a lump sum.

The minimum face amount is generally $50,000. However, for:

•         Insured persons, age 0 to 14, non-tobacco; and age 45 to 75, all classes at issue, the minimum face amount is $25,000;

•         Insured persons, age 20 to 44 at issue who are in the preferred plus non-tobacco, preferred non-tobacco or the preferred tobacco classes, the minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month’s no lapse guarantee premium. The no-lapse guarantee premium is based on the policy’s face amount and the Insured person’s age, sex and underwriting class. We are not required to accept any premium and We currently reject any premium of less than $50.00.  However, under current Company practice, if paid by monthly bank draft, We will accept a premium as low as $30.00. If we exercise Our right to reject and/or place limitations on the acceptance and allocation of additional premium, You may be unable or limited in Your ability to increase Your policy fund through additional premium, which, in turn, will affect Your policy’s cash surrender value, as well as the amounts of policy proceeds payable at the time of the insured’s death and of benefits payable under certain policy riders.

You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain inforce. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains inforce can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays inforce during the no lapse guarantee period by paying premiums at least equal to those required to meet the accumulated no lapse guarantee premium requirements described in “Premium Provisions During The No Lapse Guarantee Period.” on page 24.

INVESTMENT CHOICES

You may allocate Your policy fund to up to fifteen of the fifty-eight available investment divisions and You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate.  See the “THE GENERAL ACCOUNT” on page 51.

You bear the complete investment risk for all amounts allocated to any of the investment divisions.  For more information, see “The Funds” on page 32.

YOUR POLICY FUND

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge, any per premium expenses, and the first monthly deduction as described in the “Deductions From Your Premiums” section on page 52 and “Monthly Deductions From Your Policy Fund” on page 53. The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

•         the amount and frequency of premium payments,

•         deductions for the cost of insurance, additional benefits and other charges,

•         the investment performance of Your chosen investment divisions,

•         interest earned on amounts allocated to the General Account,

•         the impact of loans, and

•         the impact of partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions.  See “The Policy Fund” on page 42.

Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Transfers take effect when We receive Your request in good order. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 12th in a policy year. There are additional limitations on transfers to and from the General Account. See “Transfer Of Policy Fund” on page 43.  Completed transfer requests received at Our Administrative Office in good order before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed transfer request in good order after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number.  See "Correspondence, Inquiries, and Transactions" on page 16. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.

Policy Loans

You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge minus any policy debt). Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See “Policy Loans” on page 49. Policy loan interest is generally not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See “Tax Effects” on page 57.

Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25) for each subsequent withdrawal. See “Withdrawing Money From Your Policy Fund” on page 50. Withdrawals could considerably reduce or eliminate some benefits or guarantees of the policy.  Withdrawals and surrenders may have negative tax effects. See “Tax Effects” on page 57.

Partial withdrawal requests received, in good order, at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number.  See "Correspondence, Inquiries, and Transactions" on page 16. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.

Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your policy or allow it to lapse during the surrender charge period.  The surrender charge period is the earlier of (a) 14 policy years after the date of issue or an increase in face amount or (b) attained age 95.  It is possible that You will receive no net cash surrender value if You surrender Your policy, especially in the first few policy years. See “Surrendering Your Policy” on page 51. Taxes and a tax penalty may apply. See “Tax Effects” on page 57.  If You purchase the Waiver of Surrender Charge rider, You will not have any surrender charges deducted as a result of lapse or surrender in any policy year. See “Waiver of Surrender Charge Rider” on page 32.

Surrender requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. If you send your request by fax (facsimile), be sure to use the correct fax number.  See "Correspondence, Inquiries, and Transactions" on page 16.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

For most policies We deduct a 5% premium charge from each premium payment. The premium charge is based on the initial face amount at the time of issue and does not increase or decrease if there is a subsequent change in the face amount of the policy.  Currently, We intend to eliminate this premium charge after 10 policy years. (This elimination is not guaranteed.) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46¢ (forty-six cents) service charge from each bi-weekly premium payment. See “Deductions From Your Premiums” on page 52.

Deductions From Your Policy Fund

Certain amounts are deducted from Your policy fund monthly.  These are:

•         a per policy expense charge of $12.00.

•         a cost of insurance deduction. The amount of this charge is based on a number of factors, including, but not limited to, the Insured person’s attained age, sex, risk class, and the amount of insurance under Your policy; and

•         A per unit expense charge that varies depending on the insured’s issue age, sex, face amount and underwriting class; and

•         A percent of policy fund charge that varies by policy duration; and

•         charges for additional benefits.

In addition, We can deduct fees when You make:

•         a partial withdrawal of net cash surrender value more than once in a policy year; or

•         more than twelve transfers a year between investment divisions. (We currently waive this charge.)

For more information on these deductions see “Monthly Deductions From Your Policy Fund” on page 53.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy or let Your policy lapse during the surrender charge period (this period is 14 policy years from the date of issue or an increase in face amount). If You keep this policy inforce for longer than the surrender charge period, then You will not incur a surrender charge on the original face amount of insurance. As explained in the section entitled “Surrender Charge” on page 56, a face amount increase will result in a new 14-year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the Insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first-year of Your policy and decreases to $0.00 after the end of the surrender charge period (this period of time is the earlier of (a) 14 policy years after the date of issue or an increase in face amount or (b) attained age 95). For example, a male with an issue age of 35 will have a first-year surrender charge of $22.00 per $1,000 of face amount, but a male issue age 65 will have a first-year surrender charge of $41.00 per $1,000 of face amount. The maximum first year surrender charge for all issue ages, sexes, and classes is $41.00 per $1,000 of face amount. The $41.00 per $1,000 of face amount surrender charge occurs for males issued in the range of ages 58 through 75.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies a new surrender charge and a new 14 year surrender charge period for the amount of the increase. See “Surrender Charge” on page 56 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse

Your policy remains inforce if the net cash surrender value is sufficient to cover the monthly deductions. In addition, during the no lapse guarantee period Your policy will remain inforce as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value will not cover the monthly deductions (subject to the grace period). See “YOUR POLICY CAN LAPSE” on page 64.

Correspondence, Inquiries, and Transactions

You can write to Us or call Us at Our Administrative Office to request transactions under Your policy, such as paying premiums, making transfers between investment divisions, or changing the face amount of Your policy, or with questions or to request information or service for Your policy.  Our Administrative Office is located at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD  57193

(800) 272-1642

To send Us requests by fax (facsimile), You should use the following fax numbers:

(605) 373-8557

 (877) 841-6709 (toll-free)

Some examples of these requests are:

                                 1.         Partial Withdrawals

                                 2.         Loan requests

                                 3.         Surrender requests

                                 4.         Transfers among funds

                                 5.         Fund or General Account additions/deletions

                                 6.         Premium allocation changes

                                 7.         Monthly deduction changes

                                 8.         Dollar Cost Averaging set-up

                                 9.         Portfolio rebalancing set-up

                             10.         Address changes

                             11.         Request for general policy information

                             12.         Adding or canceling Riders or Additional Benefits

                             13.         Requesting prospectuses for (or other information and documents about) the policy or the funds

Requests will generally be processed on the business day they are received in “good order” at Our Administrative Office, at the address or number(s) above. (See “Policy Fund Transactions and “Good Order”” on page 43.)  Any requests sent to another number or address may not be considered received and may not receive that day’s price.

The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the Insured, or other identifying information. We only allow certain transaction requests to be made with a telephone request.  Partial withdrawal, transfer, surrender and loan requests must be in good order, on the proper request form(s), and may be made in writing or facsimile to Our Administrative Office.  Facsimile, internet, and telephone correspondence and transaction requests may not always be available. Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay Our receipt of Your request.  If You are experiencing problems, You should make Your correspondence and transaction request in writing.  There are risks associated with requests made by facsimile, internet, or telephone when the original request is not sent to Our Administrative Office. You bear these risks.  Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile, internet, or telephone requests that We believe are genuine.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Administrative Office for additional information that may be applicable to Your state.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).  If You purchase the policy in exchange for an existing life insurance policy from another company, We may not receive Your premium payment from the other company for a substantial period of time after You sign the application and send it to Us, and We cannot credit Your premium to the policy until We receive it. You should consult with and rely on a tax advisor if You are considering a policy exchange.    See “Tax Effects” on page 57.

Detailed information about VUL – CV 2

INSURANCE FEATURES

This prospectus describes Our Variable Universal Life – CV 2 policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Variable Universal Life – CV 2 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The policy differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Universal Life – CV 2 has two types of death benefit options. You may switch back and forth between these options. The policy also allows You to change the face amount (within limits) without purchasing a new insurance policy. However, evidence of insurability may be required.

Variable Universal Life – CV 2 is “variable” life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions or options that You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application, in good order. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 75.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and the investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Administrative Office.

Death Benefit

As long as Your policy remains inforce, We will pay the death benefit to the beneficiary once we receive in good order at Our Administrative Office all information required to process the claim for death benefit proceeds (outstanding policy debt will be deducted from the proceeds).

As the owner, You may choose between two death benefit options:

•         Option 1 provides a benefit that equals the face amount of the policy. This “level” death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the Option 1 death benefit is level or fixed at the face amount.

•         Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the Insured person dies. This “variable” death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with Your policy fund.

Under either option, the length of time Your policy remains inforce depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than or equal to the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued.

Under both death benefit options, federal tax law may require a greater benefit.  The section 7702 minimum death benefit is the minimum death benefit Your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code.  The policy has two life insurance qualification tests – the cash value accumulation test and the guideline minimum premium test.  You must choose a test on Your application and, once chosen, You can never change Your test. Your choice depends on the premiums You want to pay.

These tests determine the section 7702 minimum death benefit.  If You do not want limits (subject to Company minimums and maximums and the policy becoming a Modified endowment contract) on the amount of premium You can pay into the policy, then the cash value accumulation test is usually the better choice.  Under the cash value accumulation test, the section 7702 minimum death benefit is the accumulation value of Your policy (i.e., Your policy fund) multiplied by a net single premium factor that is based on the insured’s attained age, sex and underwriting class.  A table of net single premium factors and some examples of how they work are in the statement of additional information which is available free upon request (see back cover).

The guideline premium test will usually result in a lower section 7702 minimum death benefit than the cash value accumulation test.  Your choice depends on the premiums You want to pay.  THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE.  Under the guideline premium test, the section 7702 minimum death benefit is the accumulation value of Your policy (i.e., Your policy fund) times a death benefit percentage.  The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year and declines as the Insured gets older (this is referred to as the “corridor” percentage).  The section 7702 minimum death benefit will be Your policy fund on the day the Insured dies multiplied by the corridor percentage for his or her age.  For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the Insured’s death.  A table of corridor percentages and some examples of how they work are in the statement of additional information, which is available free upon request (see back cover).

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment choices can affect the length of time Your policy remains inforce.

The minimum initial face amount generally is $50,000. For issue ages 0 to 14 in the non-tobacco class, and for issue ages 45 – 75 the minimum face amount is $25,000.  For issue ages 20 to 44 in the preferred plus non-tobacco, the preferred tobacco, and the preferred non-tobacco rate classes, the minimum face amount is $100,000.

Notice and Proof of Death

The information We require to process a death benefit claim include, but are not limited to, require satisfactory proof of the Insured person’s death which can be a certified copy of a death certificate or any other proof satisfactory to Us an election from the beneficiary of how the death benefit is to be paid, and any other documents and forms that we may reasonably require, all in good order.

Payment of Death Benefits and Lump Sum Payments

When a death benefit is paid in a lump sum the beneficiary has two options available to them.  The first option is payment in a lump sum by check or by electronic funds transfer in the amount of the death benefit proceeds.  The other option is payment of the death benefit by establishing an interest bearing draft account, called the "Midland National Access Account," for the beneficiary, in the amount of the death benefit proceeds.  We will send the beneficiary a draft account book and the beneficiary will have access to the account simply by writing a draft for all or any part of the amount of the death benefit.  We do not guarantee to credit a minimum interest rate on amounts left in the Midland National Access Account. Any interest paid on amounts in the Midland National Access Account are currently taxable to the beneficiary. The Midland National Access Account is not available in all jurisdictions.

The Midland National Access Account is a draft account and is part of Our General Account.  It is not a bank account or a checking account and it is not insured by the FDIC or any government agency.  As part of Our General Account, it is subject to the claims of Our creditors.  We receive a benefit from all amounts left in the Midland National Access Account.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Our books and records, or to Our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at Our Administrative Office.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay the owner the policy fund less any outstanding loans. The policy and any riders and supplemental benefits attached to the policy that are then in effect will end. The maturity date is the policy anniversary after the Insured person’s 120th birthday. See “MATURITY DATE” on page 65.  In certain circumstances, the tax consequences of continuing Your policy beyond the Insured person's 100th birthday are unclear and You should consult a tax advisor about these consequences.  See “Tax Effects” on page 57.

Changes In Variable Universal Life – CV 2

Variable Universal Life – CV 2 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection. Changing Your insurance protection may have tax consequences.  You should consult a tax adviser before changing Your insurance protection.

A reduction in face amount lessens the emphasis on a policy’s insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the death benefit and the policy fund. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

Increases in the face amount have the exact opposite effect of decreases.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk.

Choosing not to make premium payments may have the effect of reducing the policy fund.

Under death benefit option 1, a reduction in the policy fund, due to negative market performance, has the following effect:

•         it increases the amount at risk (thereby increasing the cost of insurance deductions); and

•         it leaves the death benefit unchanged.

Under death benefit option 2, a reduction in the policy fund, due to negative market performance, has the following effect:

•         it decreases the death benefit; and

•         it either decreases the amount at risk or leaves it unchanged.

A reduction in the policy fund due to a partial withdrawal may have a different effect as shown in the example below.

Death Benefit Option 2 -- Face Amount + Policy Fund

		Policy NOT	Policy IN
		in Corridor	Corridor	Corridor Factor
Before	Face Amount	$ 100,000	$ 100,000	Age 35	2.5
Partial	Policy Fund	$ 30,000	$ 75,000
Withdrawal	Death Benefit	$ 130,000	$ 187,500*
	Amount at Risk	$ 100,000	$ 112,500

	Partial Withdrawal	$ 10,000	$ 10,000

After	Face Amount	$ 100,000	$ 100,000
Partial	Policy Fund	$ 20,000	$ 65,000
Withdrawal	Death Benefit	$ 120,000	$ 165,000**
	Amount at Risk	$ 100,000	$ 100,000

*  The minimum death benefit—the policy fund multiplied by the corridor factor ($75,000 x 2.5 = $187,500)—exceeds the sum of the face amount plus the policy fund ($100,000 + $75,000 = $175,000).

** The minimum death benefit—$65,000 x 2.5 = $162,500—is less than the face amount plus the policy fund ($100,000 + $65,000 = $165,000).

Under death benefit option 1, a partial withdrawal results in a dollar for dollar reduction of both the policy fund and the face amount (and hence death benefit).

Changing The Face Amount of Insurance

You may change the face amount of Your policy by submitting a fully completed policy change application, in good order, to Our Administrative Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

•         Increases in the face amount must be at least $25,000.  By Midland National’s current company practice, We may allow amounts lower than this.

•         To increase the face amount, You must provide, in good order, a fully completed policy change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure in the future).

•         Monthly cost of insurance deductions from Your policy fund will increase. These begin on the date the face amount increase takes effect.

•         The right to examine this policy does not apply to face amount increases. (It only applies when You first purchase the policy.)

•         There will be an increase in the no lapse guarantee premium requirement.

•         A new surrender charge period and a new or increased surrender charge will apply to the amount of the face amount increase.

For decreases:

•         The surrender charge remains unchanged at the time of decrease.

•         You cannot reduce the face amount below the minimum issue amounts at the time of reduction as noted on the schedule of policy benefits page of Your policy.

•         Monthly cost of insurance deductions from Your policy fund will decrease.

•         The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the Insured’s age at the time of the change.

•         If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard cost of insurance deductions, then We will first decrease the face amount that is at substandard higher cost of insurance deductions.  We reserve the right to change this procedure.

•         There will be no decrease in the contractual no lapse guarantee premium requirement. By Midland National’s current company practice, the no lapse guarantee premium is reduced when a decrease in face amount is processed.

Changing the face amount may have tax consequences. You should consult a tax advisor before making any change. See “Tax Effects” on page 57.

Changing Your Death Benefit Option

You may change Your death benefit option from option 1 to option 2 by submitting a fully completed policy change application, in good order, to Our Administrative Office. We require satisfactory evidence of insurability to make this change.  If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amount, as noted on the schedule of policy benefits page of Your policy.

You may change Your death benefit option from option 2 to option 1 by sending a written request, in good order, to Our Administrative Office.  If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.  See “Tax Effects” on page 57.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Administrative Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.

Policy changes may have negative tax consequences. See “Tax Effects” on page 57. You should consult a tax advisor before making any change.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a “planned” periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by electronic funds transfer (EFT). Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy inforce.  If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1)      the age, sex, and premium class of the Insured,

2)      the initial face amount of the policy, and

3)      any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Administrative Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by electronic funds transfer (EFT). Under current Company practice, amounts made by electronic funds transfer (EFT) can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay inforce. Additional premium payments may be necessary.  The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, then We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period.

During the no lapse guarantee period, You can keep Your policy inforce by meeting a no lapse guarantee premium requirement.  This period lasts until the later of attained age 70 or 5 years from the policy issue date. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums.) The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. The no lapse guarantee premium increases when the face amount increases.

During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

•         the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

•         the total premiums You have paid, less Your loans and withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

Your policy can lapse i.e., terminate without value after a grace period even if You pay all the planned premiums.

Premium Provisions After The No Lapse Guarantee Period.

After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy inforce.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment, in good order, at Our Administrative Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or on the record date. When any premium is received before the record date, the net premium will be held and earn interest in the General Account until the day after the record date.  When this period ends, Your instructions will dictate how We allocate the net premium.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You.  Any such delays will affect when Your policy can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.  Once We receive, in good order, the application and initial premium from the selling broker-dealer, Your instructions will dictate how We allocate the net premium.

The net premium is the premium minus a premium charge and any applicable service charge.  (Please note:  The first monthly deduction is also taken from the initial premium.) Each net premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 15 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You submit the proper request form with new instructions to Us in writing at Our Administrative Office. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557 or toll-free (877) 841-6709.  Changing Your allocation instructions will not change the way Your existing policy fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0% to 100%. The sum of the allocation percentages must equal 100%. Of course, You may choose not to allocate a premium to any particular investment division. See “THE GENERAL ACCOUNT” on page 51.

If You use a third party registered investment adviser in connection with allocations among the investment divisions, it is Your responsibility to pay the advisory fees.  Your use of any third party investment advisory service does not constitute Us providing investment advice.

Additional Benefits

You may include additional benefits in Your policy. With some exceptions noted in the descriptions below, certain benefits result in an additional monthly deduction from Your policy fund. We do not limit the number of additional benefits You include with Your policy. Except for the Waiver of Surrender Charge Rider, You may cancel these benefits at any time.  However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. If Your policy ends on the maturity date and a maturity benefit is paid, any additional benefit that is attached to Your policy and in effect on the maturity date will also end.

The following briefly summarizes the additional benefits that are currently available:

1.            Accelerated Benefit Rider – Chronic Illness: This rider is automatically included on all newly issued policies.  This benefit provides You with the ability to accelerate a portion of Your policy’s death benefit as an accelerated death benefit.  The actual payment made is called the accelerated benefit payment.  We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can elect to accelerate a portion of Your policy’s death benefit under this rider if the Insured person is “Chronically Ill” as defined in the rider.  Generally, “Chronically Ill” means that a Physician, as defined in the rider, has certified within the last 12 months that the insured (a) is permanently unable to perform, for at least 90 consecutive days, at least two out of six “Activities of Daily Living,” which are Bathing, Continence, Dressing, Eating, Toileting, and Transferring or (b) has severe cognitive impairment (each as defined in the rider).  Please refer to the actual rider for Our right to require a second opinion from another Physician.

The tax consequences associated with receiving an accelerated benefit payment under the Accelerated Benefit Rider – Chronic Illness are unclear.  It is possible that such distributions may be treated as taxable withdrawals.  Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

The accelerated benefit payment will be equal to the following:

1)      The accelerated death benefit, less

2)      An amount for future interest and also expected mortality, less

3)      Any debt repayment amount, less

4)      An administrative fee (this fee may not exceed $200)

On the date that We make an accelerated benefit payment, We will reduce the death benefit of Your policy by the amount of the accelerated death benefit.  This will occur on each payment date if You choose to receive periodic payments under the accelerated death benefits for Chronic Illness.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below:

1.      accelerated death benefit on the election date.

2.      death benefit immediately prior to the election date.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 24% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders) at each election to receive an accelerated death benefit, or $240,000, whichever is less. This amount may be smaller for a final election.  An election is valid for 12 months, and only one election can be made in that 12  month period.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

2.            Accelerated Benefit Rider – Terminal Illness: This rider is automatically included on all newly issued policies.  This benefit provides You with the ability to accelerate a portion of Your policy’s death benefit as an accelerated death benefit.  The actual payment made is called the accelerated benefit payment.  We do not charge a fee for this rider prior to the time of the accelerated benefit payment.

You can choose to accelerate a portion of Your policy’s death benefit under this rider if the Insured person has a terminal illness (terminal illness is defined as a condition in which a Physician, as defined in the rider, has certified that the insured’s life expectancy is 24 months or less - but this may be defined by a longer period of time if required by state law).  Please refer to the actual rider form for Our rights to require a second opinion from another Physician.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the Accelerated Benefit Rider – Terminal Illness, should be fully excludable from the gross income of the recipient, as long as the recipient is the Insured person under the policy (except in certain business contexts) and the insured person’s life expectancy is 24 months or less, as certified by a licensed physician.  You should consult a tax advisor if such an exception should apply.  The tax consequences associated with reducing the death benefit after We pay an accelerated benefit are unclear, however.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

The accelerated benefit payment will be equal to the following:

1)      The accelerated death benefit, less

2)      An amount for future interest, less

3)      Any debt repayment amount, less

4)      An administrative fee (this fee may not exceed $200)

On the day We make the accelerated benefit payment, We will reduce the death benefit of Your Policy by the amount of the accelerated death benefit.

The face amount, any policy fund and any policy debt will be reduced by the ratio of 1. divided by 2., where 1. and 2. are as described below:

1. accelerated death benefit on the election date.

2. death benefit immediately prior to the election date.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum accelerated death benefit is 50% of the eligible death benefit (which is the death benefit of the policy) at the time You elect to receive an accelerated death benefit, or $500,000, whichever is less.

Your ability to accelerate a portion of the death benefit is subject to the terms and conditions of the rider itself.

3.            Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce policy.  Under this rider, We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the policy anniversary that is within a half year of his or her 70th birthday. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

4.            Children’s Insurance Rider 2: This rider can be selected at the time of application or added to an inforce policy.  This rider provides term life insurance on the lives of the Insured person’s children. Coverage under this rider includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 18 years. They are covered until the Insured person reaches age 65 or the child reaches age 23, whichever is earlier. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

The Children's Insurance Rider 2 provides term insurance.  Term insurance, unlike base coverage, does not provide a cash value or an opportunity for the death benefit to grow.  However, the cost of term insurance may be lower than the cost of base coverage.

5.            Flexible Disability Benefit Rider 2: This rider must be selected at the time of application and is only available if You have selected the Waiver of Charges Rider.  Under this rider, We pay a set amount into Your policy fund each month if the Insured person is disabled (the amount is on Your Schedule of Policy Benefits page).  The benefit is payable when the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months.  The disability must start before the policy anniversary following the Insured person’s 60th birthday.  The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of the benefit paid into the policy fund is more than the premium amount permitted under the income tax code, then the monthly benefit will be paid to the Insured.

The maximum monthly benefit that can be purchased is the smaller of $500 or the Guideline Level Annual Premium under death benefit option 1 divided by 12. For example, if Your Guideline Level Annual Premium under Option 1 is $3,000, the maximum monthly benefit You can elect is $250.00 (since $3,000/12 = $250 and $250 is smaller than $500).

We charge a fee for this rider on the rider date and on each monthly anniversary thereafter until the policy anniversary on which the Insured reaches attained age 60.

6.            Guaranteed Insurability Rider: This rider must be selected at the time of application.  This benefit provides for additional amounts of insurance without further evidence of insurability. We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

7.            Protected Flexibility Rider:  This rider is automatically included on all newly issued policies and We do not charge You a fee for the benefit. This rider has two separate features.  One is a protected death benefit, and the other is an overloan protection benefit.

Protected Death Benefit. This feature guarantees that Your policy will remain in effect and the death benefit, less any policy debt, at the insured’s death, will be equal to the protected death benefit amount, provided the following conditions are met:

1.   You have elected the protected death benefit;

2.   You do not take loans or withdrawals that exceed the protected death benefit distributable fund (see below); and

3.   You have not elected the overloan protection benefit (see below).

As long as the above conditions are met, this guarantee applies even if the net cash surrender value is insufficient to pay the monthly deductions under Your policy. This rider does not guarantee that other riders and supplemental benefits that are attached to the policy will remain in effect. If the protected death benefit distributable fund becomes less than zero, then We will make the following changes to Your policy and send You written notice to Your last known address to inform You of these changes.

1.   We will terminate any riders or supplemental benefits that deduct rider charges or other fees from the policy fund.

2.   We will reduce the face amount to equal the protected death benefit amount.

Note:

•         The protected death benefit distributable fund is an amount equal to 97% of the result of (a) minus (b), where:

(a) is the policy fund; and

(b) is the greater of (1) and (2), where

(1) is (100% - the protected death benefit percentage) multiplied by the policy fund; and

(2) is the protected death benefit fund.

•         The protected death benefit percentage is used to calculate the portion of the policy fund that can be accessed (that is, taken out through a policy loan or partial withdrawal) by the policy owner and still keep the protected death benefit in effect. The protected death benefit percentage starts at a value of 87% when the Insured reaches age 65, and stays at that level until the Insured reaches age 75; thereafter, the percentage increases to 91% and stays at that level for all higher ages. As the protected death benefit percentage increases, the policy owner has a larger protected death benefit distributable fund, which means a larger percentage of the policy fund can be accessed while keeping the protected death benefit in effect.

Protected Death Benefit Fund. The protected death benefit fund is used to determine if the protected death benefit is in effect, and it dictates the amount of Your policy fund that is required to be allocated to the General Account. This fund will remain positive as long as You do not take loans or withdrawals in excess of the protected death benefit distributable fund. The protected death benefit fund is not a monetary amount that increases Your policy fund, cash surrender value or any other amount described in Your policy.  Rather, it is a reference value used only to determine whether Your Policy stays in force.

The initial protected death benefit fund is based upon the protected death benefit amount that You choose, and the age, sex and premium class of the insured.  The protected death benefit fund at any time thereafter is equal to the accumulation at the protected death benefit interest rate, of:

1.      the protected death benefit fund on the preceding monthly anniversary; minus

2.      any protected death benefit cost of insurance deduction at the beginning of the current policy month; minus

3.      the protected death benefit expense charge at the beginning of the month; minus

4.      any withdrawals of policy fund in excess of the protected death benefit distributable fund.

Protected Death Benefit Amount. The maximum protected death benefit amount is determined by the net cash surrender value at the time of election. The maximum protected death benefit amount will be less than or equal to Your face amount of insurance at the time You exercise Your right to the protected death benefit.  The minimum protected death benefit amount is $25,000.

Protected Death Benefit Withdrawal Amount. The protected death benefit withdrawal amount is equal to the protected death benefit distributable fund less any policy debt.  Any withdrawal of policy fund up to the protected death benefit withdrawal amount will not reduce the amount of the protected death benefit fund.  If, however, a withdrawal of policy fund exceeds the protected death benefit withdrawal amount, then We will reduce the amount of the protected death benefit fund by the amount by which such withdrawal exceeds the protected death benefit withdrawal amount.  Any reduction of the protected death benefit fund in connection with such an "excess" withdrawal will be accompanied by a reduction in the protected death benefit amount that is equal to (1) multiplied by the ratio of (2) to (3), where:

(1)   The protected death benefit amount in effect at the end of the previous day; times

(2)   the amount withdrawn from the protected death benefit fund; divided by

(3)   the protected death benefit fund on the date of the withdrawal before deducting the amount of the withdrawal.

Impact of Policy Loans. If You take a policy loan that causes Your policy debt to exceed the protected death benefit distributable fund, the rider will terminate.  Once the rider terminates, it cannot be reinstated.

You may make a loan repayment at anytime while the protected death benefit is available. Loan repayments during this period will be allocated to the General Account. Interest charged on policy debt will continue to accrue while the protected death benefit is available.

Note: In some circumstances, electing the protected death benefit may cause Your policy to become a modified endowment contract (MEC) as defined by Section 7702A of the Internal Revenue Code. You should consult with and rely upon Your tax advisor prior to making policy changes, taking loans or withdrawals.

Overloan Protection Benefit. We guarantee that during the period that the overloan protection benefit is available, Your policy will remain in effect until the insured’s death, provided that (i) the policy is not terminated due to surrender, and (ii) You do not take loans or withdrawals after the overloan protection effective date (described below).

The overloan protection benefit is available provided the following conditions are met:

1.      the policy has been in effect for at least 15 policy years;

2.      the insured’s attained age is at least age 65;

3.      You have made withdrawals of all Your premium; and

4.      policy debt does not exceed the overloan election amount.

Overloan Election Amount. The overloan election amount is defined as 89% of the policy fund for attained ages 65 to 74, and 93% of the policy fund for attained ages 75 and older.

Overloan Protection Effective Date. The entire amount of Your policy fund must be allocated to the General Account on and after the overloan protection effective date. If You have any portion of the policy fund in other accounts on the overloan protection effective date, We will transfer it to the General Account on that date.

On and after the overloan protection effective date, the following changes may occur:

1.      if the death benefit is option 2, then it will be changed to death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below;

2.      if the policy debt does not exceed the face amount as of the of overloan protection effective date, then the face amount will be decreased to equal the policy fund as of the overloan protection effective date; and

3.      all other riders will terminate.

Overloan Protection Period. The overloan protection period ends on the earlier of:

1.   the insured’s death; or

2.   surrender of the policy; or

3.   the date any loans or withdrawals are taken.

During the overloan protection period:

1.      We guarantee Your policy will remain in effect until the insured’s death, provided the policy is not terminated due to surrender, and no loans or withdrawals are taken after the overloan protection effective date;

2.      the excess policy debt provision in the policy will be suspended; and

3.      all monthly deductions will be taken from the General Account.

4.      We will not allow any:

a.       Premium payments; or

b.      Transfers to the separate accounts; or

c.       Face amount changes; or

d.      Death benefit option changes.

5.      The protected death benefit for this rider will terminate and no longer be available.

Loan repayments can be made at anytime during the overloan protection period.  All loan repayments during this time will be allocated to the General Account.  Interest charged on policy debt will continue to accrue during the overloan protection period.

Note:

  Your policy may become a modified endowment contract (MEC) as defined by Section 7702A of the Internal Revenue Code as of the overloan protection effective date.  You should consult Your tax advisor before allowing Your policy to enter the overloan protection period.
  This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Overloan Protection Benefit to keep the policy in force until the death of the insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the Overloan Protection Benefit provided is lower than the policy’s original death benefit, then the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC, either of which could result in a significant tax liability attributable to the balance of any outstanding loan.  Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise.  Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the policy’s cash value that could result in the policy being treated for tax purposes as having lapsed.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred.  Before purchasing the policy, anyone considering using the policy as a source of tax-free income by taking out policy loans should consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

8.            Waiver of Charges Rider: This rider can be selected at the time of application or added to an inforce policy with proof of insurability.  With this benefit, We waive monthly deductions from the policy fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the Insured person’s 60th birthday, then We will waive monthly deductions from the policy fund for as long as the disability continues. If a disability starts after the policy anniversary following the Insured person’s 60th birthday, then You will not receive any benefit under this rider.

We charge a fee for this rider on the rider date and on each monthly anniversary thereafter.

9.            Waiver of Surrender Charge Rider:  This rider must be selected at the time of application and, once elected, may not be cancelled.  This benefit eliminates Your surrender charge in all years of the surrender charge period.   If applicable to Your policy, the charge for this rider will be shown on the Schedule of Policy Benefits page of Your policy.  The charge for this rider is deducted on the rider date and on each monthly anniversary thereafter only in policy years 1 through 14.   For more information on the charge for this rider, see “Charge for Waiver of Surrender Charge Rider.” on page 54.

The elimination of the surrender charges does not apply if the policy is being exchanged or replaced during the surrender charge period, the first 14 policy years, with another life insurance policy or annuity contract on the insured person including (but not limited to) a 1035 exchange.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a “Separate Account” under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets.  Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to fifteen of the fifty-eight investment divisions currently available in Our Separate Account at any one time.

The Funds

Each of the portfolios available under the policy is a “series” of its investment company.  Currently there are fifty-eight investment divisions available.

The funds’ shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses.

The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates.  These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from “Rule 12b-1” fees deducted from fund assets.  Policy owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees.  The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the Policies and other variable insurance products issued by Midland National.  These percentages currently range up to 0.25% annually.  Midland National may use these payments for any corporate purpose, including payment of expenses (i) that Midland National and/or its affiliates incur in promoting, marketing, and administering the Policies, and (ii) that Midland National incurs, in its role as intermediary, in promoting and marketing the funds.  Midland National and its affiliates may profit from these payments.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio’s objectives and policies affect its returns and risks. No one can promise that any portfolio will meet its investment objective. Each investment division’s performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio	Investment Objective	Investment Adviser
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund – Series I Shares

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies which pay dividends and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc.
Invesco V.I. Global Health Care Fund – Series I Shares

The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in the healthcare-related industries and derivatives and other instruments that have economic characteristics similar to such securities.

Invesco Advisers, Inc.
Invesco V.I. International Growth Fund – Series I Shares

The Fund's investment objective is long-term growth of capital.  The Fund invests primarily in equity securities and depositary receipts of foreign issuers.  The principal types of equity securities in which the Fund invests are common and preferred stock.

Invesco Advisers, Inc.
The Alger Portfolios
Alger Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
Alger Large Cap Growth Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
Alger Mid Cap Growth Portfolio	Seeks long-term capital appreciation.	Fred Alger Management, Inc.
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP International Fund	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
Fidelity® Variable Insurance Products
Fidelity® VIP Asset Manager Portfolio	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
Fidelity® VIP Asset Manager: Growth Portfolio	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
Fidelity® VIP Balanced Portfolio	Seeks income and capital growth consistent with reasonable risk.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers
Fidelity® VIP Contrafund® Portfolio	Seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Equity-Income Portfolio

Seeks reasonable income. Will also consider the potential for capital appreciation.  The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Government Money Market Portfolio[1]	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM) and other affiliates serve as sub-advisers
Fidelity® VIP Growth & Income Portfolio	Seeks high total return through a combination of current income and capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Growth Opportunities Portfolio	Seeks to provide capital growth.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Growth Portfolio	Seeks to achieve capital appreciation.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP High Income Portfolio	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Index 500 Portfolio	Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company (FMR); Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Investment Grade Bond Portfolio	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company (FMR); Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers
Fidelity® VIP Mid Cap Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Fidelity® VIP Overseas Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Large Cap Value Fund	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Small Cap Equity Insights Fund	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Lord Abbett Series Fund, Inc.
Lord Abbett Calibrated Dividend Growth Portfolio	Seeks current income and capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio	Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord, Abbett & Co. LLC
Lord Abbett International Opportunities Portfolio	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Stock Portfolio	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trusts
MFS® VIT Growth Series	Seeks capital appreciation.	MFS® Investment Management
MFS® VIT New Discovery Series	Seeks capital appreciation.	MFS® Investment Management
MFS® VIT Research Series	Seeks capital appreciation.	MFS® Investment Management
MFS® VIT Total Return Series	Seeks total return.	MFS® Investment Management
MFS® VIT Utilities Series	Seeks total return.	MFS® Investment Management

Neuberger Berman Advisers Management Trust

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	Seeks growth of capital.	Neuberger Berman Investment Advisers LLC
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio[2] Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
ProFunds Trust[5]
ProFund VP Japan

Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. Dollars.  The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund Advisors LLC
ProFund VP Oil & Gas	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Ultra Mid-Cap

Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the “Index”).

The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund Advisors LLC
VanEck VIP Trust
VanEck VIP Global Hard Assets Fund	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

Vanguard Variable Insurance Fund Portfolios

Vanguard®4 VIF Balanced Portfolio	Seeks to provide long-term capital appreciation and reasonable current income.	Wellington Management Company, LLP
Vanguard®4 VIF High Yield Bond Portfolio[3]	Seeks to provide a high level of current income.	Wellington Management Company, LLP
Vanguard®4 VIF International Portfolio	Seeks to provide long-term capital appreciation.	Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.
Vanguard®4 VIF Mid-Cap Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group, Inc.
Vanguard®4 VIF Real Estate Index Portfolio (Formerly Vanguard® VIF REIT Index Portfolio)	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.	The Vanguard Group, Inc.
Vanguard®4 VIF Short-Term Investment-Grade Portfolio	Seeks to provide current income while maintaining limited price volatility.	The Vanguard Group, Inc.
Vanguard®4 VIF Small Company Growth Portfolio	Seeks to provide long-term capital appreciation.	The Vanguard Group, Inc., and ArrowMark Colorado Holdings, LLC
Vanguard®4 VIF Total Bond Market Index Portfolio	Seeks to track the performance of a broad, market-weighted bond index.	The Vanguard Group, Inc.
Vanguard®4 VIF Total Stock Market Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.

1During extended periods of low interest rates, the yields of the money market investment division may become extremely low and possibly negative.

2Under normal circumstances, the fund invests, at least 80% of its assets in a diversified portfolio of high yield securities (commonly known as "junk bonds").

3The fund invests mainly in a diversified group of high-yielding, higher risk corporate bonds, commonly known as "junk bonds," with medium and lower-range credit quality ratings.

4Vanguard is a trademark of the Vanguard Group, Inc.

5The ProFunds VP portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds Trust VP portfolio may negatively impact a fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.  See "Effects of Market Timing."  Some ProFunds portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds portfolios will bear additional investment risks.  See the ProFunds prospectus for a description of the investment strategies and risks associated with investing in the ProFunds portfolios.

The fund portfolios available under these policies are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.

Nevertheless, the investment performance and results of any of the funds’ portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

The fund portfolios offered through the policy are selected by Midland National based on several criteria, including asset class coverage, the alignment of the investment objectives of a fund portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. We consider whether the fund portfolio’s adviser is an affiliate of Ours. We also consider whether the fund portfolio, its adviser, sub-adviser, or distributor (or their affiliates) can provide marketing and distribution support for sales of the policies. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment adviser or sub-adviser) will make payments to Us or Our affiliates in connection with certain administrative, marketing and support services, and the amount of any such payments.

You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered.

In making Your investment selections, We encourage You to thoroughly investigate all of the information regarding the fund portfolios that is available to You, including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.   You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

You bear the risk of any decline in Your policy fund resulting from the performance of the portfolios You have chosen.

Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio. Nor are We responsible for any investment or other advice or advisory services that You may receive.

Certain portfolios may invest substantially all of their assets in portfolios of other funds.  As a result, You will pay fees and expenses at both portfolio levels.  This will reduce Your investment return.  These arrangements are referred to as "funds of funds" or "master-feeder funds."  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios. Certain portfolios may employ volatility management strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  There is no guarantee that a portfolio using a volatility management strategy can achieve its optimal risk targets, and the portfolio may not perform as expected.

Certain portfolios invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. Alternative investment strategies may be riskier than traditional investment strategies and may involve leverage or use various complex hedging techniques, like options and derivatives. These alternative investments create a mix of strategies that offers potential diversification benefits beyond traditional investment strategies.

You should consult with Your registered representative or investment advisor to determine which combination of investment choices are appropriate for You.

You should carefully consider the investment objectives, risks, and charges and expenses of the portfolios before investing.  The portfolios' prospectuses contain this and other information and should be read carefully before investing. You can receive a current copy of a prospectus or summary prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone: (800) 272-1642

Fax: (605) 373-8557 or toll-free (877) 841-6709

Effects of Market Timing

Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries and portfolios).  These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to these harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed large, or short-term transfers among investment divisions of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio’s charges vary.

The Fidelity VIP portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company’s mutual funds. In addition, each of these portfolios’ total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity VIP portfolios are based on the Initial Class. See the Fidelity VIP portfolio prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP portfolio, have annual management fees that are based on the net assets in each of the portfolios. The funds may also impose liquidity and redemption fees on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940), which We would deduct from Your policy fund.  See each portfolio company’s prospectus for details.

USING YOUR POLICY FUND

The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See “DEDUCTIONS AND CHARGES” on page 52. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment.  From Your premium We deduct a premium charge, any applicable service charge, and the first monthly deduction (and any per premium expenses) as described in the “Deductions From Your Premiums” section on page 52.  The balance of the premium is Your beginning policy fund.

Your policy fund reflects:

•         the amount and frequency of premium payments,

•         deductions for the cost of insurance, additional benefits and other charges,

•         the investment performance of Your chosen investment divisions,

•         interest earned on amounts allocated to the General Account,

•         the impact of loans, and

•         the impact of partial withdrawals.

We guarantee amounts allocated to the General Account. The guarantee is subject to Our financial strength and claims-paying ability.  There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division’s performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment division are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division’s accumulation unit value next determined at the end of the business day on which the transaction occurs; if the transaction occurs after 3:00 p.m. Central Time, then We will use the investment division's accumulation unit value on the next business day.   The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio’s realized and unrealized capital gains and losses, the funds’ expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

•         We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

•         We add any dividends or capital gains distributions paid by the portfolio on that day.

•         We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

•         We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions and “Good Order”

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 15 investment divisions.

Good Order.  We cannot process Your requests for transactions relating to Your policy fund until We have received them in good order at Our Administrative Office.  “Good order” means the actual receipt of the requested transaction in writing, which may include completing the proper request form(s), along with all information and supporting legal documentation necessary to effect the transaction.  This information and documentation generally includes, to the extent applicable, Your completed application, the policy number, the transaction amount (in dollars), the full names of and allocations to and/or from the investment divisions affected by the requested transaction, the signatures of all policy owners (exactly as registered on the policy) social security number or taxpayer I.D., and any other information or supporting documentation that We may require.  With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by Us to effect the purchase.  We may, in Our sole discretion, determine whether any particular transaction request is in good order, and We reserve the right to change or waive any good order requirements at any time.

Transfer Of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Administrative Office at the address shown on page one of this prospectus.  You may also call-in Your requests to Our Administrative Office toll-free at (800) 272-1642 or fax Your requests to Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709.  Any requests sent to other numbers may not be considered received in Our Administrative Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year (subject to “Transfer Limitations” below).  However, We reserve the right to assess a $25 charge for each transfer after the 12th in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.  If We charge You for making a transfer, then We will allocate the charges as described under “Deductions and Charges - How Policy Fund Charges Are Allocated” on page 55. Although a single transfer request may include multiple transfers, it will be considered a single transfer for the purpose of assessing any transfer charge.

The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

1.      25% of the unloaned amount in the General Account at the beginning of the policy year, or

2.      $25,000. (We reserve the right to decrease this to $1,000.)

These restrictions may prolong the period of time it takes to transfer Your total policy fund assets in the General Account to investment divisions and, therefore, You should carefully consider whether investment in the General Account meets Your needs and investment criteria.

These limits do not apply to transfers made in a Dollar Cost Averaging program or Portfolio Rebalancing program that extends over a time period of 12 or more months.

Completed transfer requests received, in good order, at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We may delay transfers under certain circumstances.  See “WHEN WE PAY PROCEEDS FROM THIS POLICY” on page 68.

The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the minimum transfer amount.

Transfer Limitations

Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by policy owners.  In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios.  In order to try to protect Our policy owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the “market timing procedures”).  Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other policy owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a policy within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Government Money Market, followed by a transfer from Fidelity VIP Government Money Market back to MFS VIT New Discovery within five business days).

We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters.  When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same policy) to determine if, in Our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful.  We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that policy’s transfer privileges and We will not accept another transfer request for 14 business days.  We will attempt to inform the policy owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days.  If We do not succeed in reaching the policy owner or registered representative by phone, We will send a letter by first class mail to the policy owner’s address of record.

We apply Our market timing procedures to all of the investment divisions available under the policy, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). Other insurance companies offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or Your policy fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others.  In particular, We may, and We reserve the right to, reverse a potentially harmful transfer.   If so, We will inform the policy owner and/or registered representative.  The policy owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers.  If this occurs, We will attempt to contact You by telephone for further instructions.  If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division.

You should be aware that, as required by SEC regulation, We have entered into a written agreement with each fund or principal underwriter that obligates Us to provide the fund, upon written request, with information about You and Your trading activities in the investment divisions investing in the fund’s portfolios.  In addition, We are obligated to execute instructions from the funds that may require Us to restrict or prohibit Your investment in a specific investment division investing in a fund portfolio if the corresponding fund identifies You as violating the frequent trading policies that the fund has established for that portfolio.  You should read the prospectuses of the portfolios for more details on their ability to refuse of restrict purchases or transfers of their shares.

If We receive a premium payment from You with instructions to allocate it into a portfolio of a fund that has directed Us to restrict or prohibit Your trades into the investment division investing in the same portfolio, then We will request new allocation instructions from You.  If You request a transfer into an investment division investing in a portfolio of a fund that has directed Us to restrict or prohibit Your trades, then We will not effect the transfer.

In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other policy owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers).  We may change Our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by policy owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment divisions.  For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more policies that We believe are connected (for example, two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program, enhanced dollar cost averaging program, and portfolio rebalancing program in these limitations.  We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others.  We may not always apply these detection methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all policy owners that We believe might otherwise engage in trading activity that is harmful to others.  For example, We might only accept transfers by original “wet” policy owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means).  We also reserve the right to implement and administer liquidity and redemption fees imposed by one or more of the portfolios in the future.

Policy owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection.  Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations.  In addition, the terms of the policy may also limit Our ability to restrict or deter harmful transfers.  Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect other policy owners or portfolios’ shareholders involves judgments that are inherently subjective.  Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer.  Some market timers may get through Our controls undetected and may cause dilution in unit values for others.  We apply Our market timing procedures consistently to all policy owners without special arrangement, waiver, or exception.  We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions.  In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to Us at Our Administrative Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

a.       the DCA source account from which DCA transfers will be made,

b.      that any money received with the form is to be placed into the DCA source account,

c.       the total monthly amount to be transferred to the other investment divisions, and

d.      how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received, in good order, with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any net premium payment received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received in good order.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request in good order. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month’s notice.

Enhanced Dollar Cost Averaging (EDCA)

By Midland National’s current Company practice, if the DCA source account is the General Account, We will pay an effective annual interest rate of 9% on the declining balance in the General Account until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 9% annual effective rate is guaranteed and both are subject to change or termination without notice.  There is no charge for this feature.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. You can select rebalancing to occur, quarterly, semi-annually or annually. For example, You may wish to specify that 30% of Your policy fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% in Fidelity VIP Overseas investment division. Over time, variations in the investment divisions’ investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each selected interval, We will transfer amounts needed to “re-balance” the policy fund to the specified percentages selected by You.

Rebalancing is not available to amounts in the General Account.  Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 15 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request in good order.  We reserve the right to end the Portfolio Rebalancing Option by sending You one month’s notice. Contact Us at Our Administrative Office to elect the Portfolio Rebalancing Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Automatic Distribution Option

You may choose to receive automatic distributions of Your net cash surrender value on a monthly, quarterly, semi-annual, or annual basis at any time by completing the Request for Automatic Distributions form and sending it to Us.  This option allows You to receive periodic income from Your policy’s net cash surrender value by simply filling out one form and allowing Us to process the necessary loans and partial withdrawals.  While this option is available at any time during the life of Your policy, it is best to delay distributions from Your life insurance policy for as long as possible.  Any distributions that You take from Your policy result in reductions to the policy proceeds payable at the time of the insured’s death and policy fund of the policy.  This automatic distribution option is mainly intended for distributions after Your surrender charge period has expired and is often used during retirement years.

When We receive the completed Automatic Distribution form in good order, We will begin processing partial withdrawals on the following monthly anniversary.  Such partial withdrawals will be taken from the net cash surrender value in the amount and frequency You selected until We have distributed an amount equal to all premiums paid.  Partial withdrawals processed under the automatic distribution option will not be subject to the $25 fee that We normally charge when there is more than one partial withdrawal in a policy year.  When the amount distributed equals the amount of all premiums paid, We will begin processing loans in the amount and frequency You selected for as long as the policy’s net cash surrender value will support these loans.

The automatic distributions will continue until You send Us, in good order, a written request to discontinue the distributions or until the policy’s net cash surrender value is insufficient to support additional withdrawals or loans.  There is not a separate charge for the automatic distribution option.  Any policy loans or partial withdrawals will result in a reduction to the policy proceeds from what would otherwise be payable to Your beneficiary at the insured’s death and the policy’s policy fund.   There may be tax consequences in taking automatic distributions from Your policy if it is or becomes a modified endowment contract.  Please consult a tax advisor prior to beginning an automatic distribution program so that You are knowledgeable about the tax impact of any partial withdrawals and policy loans.

Policy Loans

Using only Your policy as security, You may borrow up to 92% of the net cash surrender value (the policy fund less the surrender charge minus any policy debt). If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.  A loan taken from, or secured by, a policy may have federal income tax consequences. See “Tax Effects” on page 57.

Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3% per year.

Policy Loan Interest Charged: Currently, the annual interest rate We charge on standard loans is 4.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described below.

After the 5th policy year, We guarantee that We will offer zero cost loans on 92% of the net cash surrender value. The annual interest rate charged on zero cost loans is guaranteed to be 3% (which is the same rate We guarantee to credit on zero cost loans). We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed. A zero cost loan may have tax consequences. See “Tax Effects” on page 57.

You may request a loan in writing by submitting a proper and completed request form to Our Administrative Office.  You may also request a policy loan by faxing Us at Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709. Any requests sent to another number will not be considered received in Our Administrative Office.  You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under “How Policy Fund Charges Are Allocated” on page 55. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Repaying the Loan: You may repay all or part of a policy loan while Your policy is inforce. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund: A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on whether the performance of the investment divisions are better or worse than the 3% annual interest We credit on the portion of the General Account securing the loan.  A policy loan will reduce the policy’s ultimate death benefit and net cash surrender value.

Your Policy May Lapse: Your loan may affect the amount of time that Your policy remains inforce. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If the amount of these deductions exceeds the net cash surrender value of Your policy, then the policy’s lapse provision may apply. Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy inforce, especially if You borrow the maximum. We may withhold two months of anticipated policy costs from the total amount available for loan to help prevent your policy from immediately entering a grace period.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value in writing by submitting a proper and completed request form to Our Administrative Office. You may also fax Your requests to Our Administrative Office at (605) 373-8557 or toll-free (877) 841-6709.  Any requests sent to another number will not be considered received in Our Administrative Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled “Withdrawal Charges” listed below.   Partial withdrawals are subject to certain conditions. They must:

•         be at least $200,

•         in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% of the net cash surrender value in subsequent policy years),

•         allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

•         allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account.  If You do not tell Us, then We will make the withdrawal as described in “Deductions and Charges - How Policy Fund Charges Are Allocated” on page 55.

Completed partial withdrawal requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

In general, We do not permit You to make a withdrawal of monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under “Deductions and Charges - How Policy Fund Charges Are Allocated” on page 55.  This charge does not apply to withdrawals under the Automatic Distribution Option.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However, if the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. Both the withdrawal and any reductions will be effective as of the business day We receive Your request in good order at Our Administrative Office if it is received before 3:00 p.m. Central Time.  If We receive Your request in good order at Our Administrative Office after 3:00 p.m. Central Time, then it will be effective on the following business day.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See “Tax Effects” on page 57.

Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the Insured person is living. You do this by completing the proper request form and sending both the written request form and the policy to Our Administrative Office. If You surrender Your policy or allow it to lapse during the surrender charge period, We will assess a surrender charge.  The net cash surrender value equals the cash surrender value minus any policy debt.  The net cash surrender value may be very low, especially during the early policy years.  During the surrender charge period (this period of time is the earlier of (a) 14 policy years after the date of issue or an increase in face amount or (b) attained age 95), the cash surrender value is the policy fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the business day We receive Your request in good order and Your policy at Our Administrative Office. All of Your insurance coverage will end on that date.

If You have selected the Waiver of Surrender Charge Rider, the cash surrender value always equals the policy fund.  See “Charge for Waiver of Surrender Charge Rider” on page 54.

Completed surrender requests received in good order at Our Administrative Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange.  If We receive Your completed surrender request in good order after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

A surrender may have income tax consequences.  See “Tax Effects” on page 57.

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Any amounts in the General Account are subject to Our financial strength and claims-paying ability and Our long-term ability to make such payments.  We issue other types of insurance policies as well, and We also pay Our obligations under those products from Our assets in the General Account.

Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act.

You may accumulate amounts in the General Account by:

•         allocating net premium and loan payments,

•         transferring amounts from the investment divisions,

•          obtaining any policy loans, or

•         earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.0%. We may, at Our sole discretion, credit interest in excess of 3.0% per year. You assume the risk that interest credited may not exceed 3.0% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See “Transfer Of Policy Fund” on page 43.

The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Premium Charge. We deduct a 5.0% premium charge from each premium payment. Currently, We plan to eliminate this charge after 10 policy years – this is not guaranteed. This charge partially reimburses Us for premium taxes We incur and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state.  This is a tax to Midland National so You cannot deduct it on Your income tax return.

Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period. See “Surrender Charge” on page 56.)

Civil Service Allotment Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct an additional $.46 (forty-six cents) from each premium payment. This $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges assessed to the investment divisions reduce the amount in Your policy fund.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following five deductions are taken from Your policy fund:

1.      Per Policy Expense Charge: This charge is $12.00 per month in all years. This charge helps to cover Our administrative costs such as premium billing and collections.

2.      Per Unit Expense Charge:  This charge is currently assessed in policy years 1-10, and We intend to eliminate it in policy years 11+.  We reserve the right to charge it in all policy years.  The per unit expense charge varies based on the insured's sex, policy age and premium class and it is printed on the policy specifications page.  The per unit expense charge is based on the current face amount of insurance.  This charge helps Us to cover Our sales costs.

3.      Charges for Additional Benefits: Monthly deductions are made for the cost of certain additional benefits. With the exception of the Accelerated Benefit Riders—Terminal Illness and Chronic Illness, the charges for any additional benefits You select will be deducted on the rider date and each monthly anniversary thereafter.  See the “Fee Table” on page 9 and “Additional Benefits” starting on page 25.  We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

4.      Cost of Insurance Deduction: The cost of insurance deduction is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the net amount at risk. This charge is for the cost of insurance.  We may profit from this charge.

5.      Percent of Policy Fund Charge – This charge is 0.05% per month of the total Policy Fund Value on a monthly basis in policy years 1-10, and 0.0042% per month of the total Policy Fund Value in policy years 11+.   This charge helps to cover Our administrative costs such as communicating with owners.

The cost of insurance rate is based on a number of factors, including, but not limited to, the sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex, and for guaranteed rates, there is no distinction for premium class.) We place the Insured person that is a standard risk in the following rate classes: preferred plus non-tobacco, preferred non-tobacco, non-tobacco, preferred tobacco and tobacco. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner’s 2001 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, standard, non-tobacco, standard risk at various ages for the first policy year, with an initial face amount of insurance of $275,000 in the first policy year.

Illustrative Table of Monthly Cost of Insurance Rates

(Rounded) per $1,000 of Net Amount at Risk

Male Issue Age	Guaranteed Maximum Rate	Current (Male Standard Non-Tobacco Rate)
25	0.09	0.04
35	0.10	0.03
45	0.23	0.05
55	0.54	0.09
65	1.48	0.18

For example, for a male standard non-tobacco, age 35 with a $275,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $46.83. This example assumes the current monthly expense charge of $12.00, the current monthly per unit charge of $26.13, the current monthly percent of policy fund charge of $0.48 and the current cost of insurance deduction of $8.22. The $8.22 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.03) times the amount at risk ($275,000 face amount less the initial cash value of $950.00, which is $1,000 of premium less the $50.00 for the premium charge). This example assumes that there are no charges for riders or other additional benefits.  This charge generally increases as the Insured person gets older.  However, this charge is not deducted after the insured person reaches age 100.

The preferred tobacco cost of insurance rates are lower than the tobacco cost of insurance rates, and the non-tobacco rates are lower than the preferred tobacco rates. To qualify for the non-tobacco rates, an Insured must be a standard risk and must meet additional requirements that relate to tobacco habits. The reduced cost of insurance rates depends on such variables as the attained age and the sex of the Insured.

The preferred plus non-tobacco cost of insurance rates are lower than the preferred non-tobacco cost of insurance rates, and the preferred non-tobacco rates are lower than the non-tobacco cost of insurance rates. To qualify for the preferred plus non-tobacco and preferred non-tobacco class, the Insured person must be age 20 or over and meet certain underwriting requirements.

If the policy is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions.

Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Charge for Waiver of Surrender Charge Rider.

You can elect to eliminate Your surrender charge in all years of the surrender charge period.  You must elect this rider at the time of application. Once elected, this rider cannot be terminated while the policy is inforce. There is an extra charge for this rider as noted in the “Fee Table” on page 9. The amount of the charge depends upon the face amount of Your policy, issue age and premium class. The amount of the charge does not decrease even if You have a face amount decrease during the 14-year surrender charge period.  However, if You have a face amount increase, the amount of the charge is based on the highest face amount of insurance inforce on any monthly anniversary from issue up through the current monthly anniversary.  If purchased, the elimination of surrender charges and the cost for this rider will be shown on the Schedule of Policy Benefits page of Your policy.

Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

•         Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 each time You make a partial withdrawal if more than one withdrawal is made during a year.  This charge does not apply to withdrawals under the Automatic Distribution Option. This charge is to cover Our administrative expenses for processing the withdrawal.

•         Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions or between the unloaned portion of the General Account and any investment division. We reserve the right to assess a $25 charge for each transfer after the twelfth in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0% to 100%) which add up to 100%. You may change Your deduction allocation percentages by writing to Our Administrative Office. Changes will be effective as of the date We receive them in good order.

If We cannot make a deduction in accordance with these percentages, then We will make deductions from any unloaned portion of the General Account and any amounts in investment divisions (in Your policy fund) on a pro rata basis.  If there is no unloaned portion of the General Account in Your policy fund, then We will make all deductions (on a pro rata basis) from amounts You have allocated to investment divisions.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge

Loan interest is charged in arrears on the outstanding loan.  Loan interest that is unpaid when due will be added to the outstanding loan on each policy anniversary (or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the Insured’s death) and will bear interest at the same rate of the loan.  We currently charge an annual interest rate of 4.5% on loans.

After offsetting the 3% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 5.0% annually in policy years 1-5.  However, the current net cost of the loans is 1.5% annually in policy years 1-5.  The current net cost of 1.5% for policy years 1-5 is derived by taking the 4.5% annual interest that We currently charge on loans and reducing it by the 3% annual interest rate We credit to the portion of the General Account securing the standard loan.  If You take a loan after the 5th policy year, We guarantee that the net cost of the loan will be 0%.  See “Policy Loans” on page 49.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy’s cash surrender value for the surrender charge period (this period of time is 14 policy years after the date of issue or increase in face amount). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charges, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See “Surrendering Your Policy” on page 51.

The first-year surrender charge varies by the issue age, sex and rating class of the Insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first-year charge. The first-year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is 14 policy years after the date of issue or increase in face amount) and is $0.00 after the surrender charge period expires.

The following table provides some examples of the first-year surrender charge. The maximum first-year surrender charge for all issue ages, sexes, and classes is $41.00 per $1,000 of the face amount. The $41.00 per $1,000 of the face amount surrender charge occurs for males with issue ages at 58 or older. Your policy will specify the actual surrender charge rate at issue, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only intended to give You an idea of the level of first-year surrender charges for a few sample issue ages, sexes and classes.

Examples of First-Year Surrender Charges

Per $1,000 of Face Amount

Issue Age	Sex	Class	Surrender Charge Per $1,000 of Face Amount
35	Male	Non-Tobacco or Tobacco	$22.00
55	Female	Non-Tobacco or Tobacco	$ 31.00
65	Male	Non-Tobacco or Tobacco	$ 41.00

A face amount decrease will not reduce the surrender charge. If the face amount is increased, there will be a new or increased surrender charge and a new 14 year surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

a)            The initial face amount set equal to the face amount increase

b)            The Insured’s policy age on the policy date equal to the policy age on the date of the face amount increase; and

c)            The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male standard non-tobacco class with a face amount of $275,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $375,000. If the face amount increase was determined to be acceptable to Us under the nontobacco class, the surrender charge for Your $100,000 of increase would be the same as the new policy with the following surrender charge criteria:

a)            face amount of $100,000

b)            a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45)

c)            a premium class of male nontobacco

The original $275,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective, We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

For an additional charge, You may elect to purchase a waiver of surrender charge rider at the time You apply for the policy.  If the waiver of surrender charge rider is elected, You will not have any surrender charges deducted as a result of lapse or surrender in any policy year.  See “Waiver of Surrender Charge Rider” on page 32.

Portfolio Expenses

The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest.  Some portfolios also deduct 12b-1 fees from portfolio assets.  You pay these fees and expenses indirectly.  Some portfolios may impose liquidity and redemption fees (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940), which We would administer and deduct from Your policy fund.  Any liquidity and redemption fee would be retained by or paid to the portfolio and not retained by Us. For further information, consult the portfolios’ prospectuses.

Tax Effects

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon Our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements.  There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the policy.  If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance in this area does not address certain aspects of the policies, We believe that the owner of a policy should not be treated as the owner of the Separate Account assets.  We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policies to be treated as life insurance policies for federal income tax purposes.  It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy’s cash value until there is a distribution.  When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “modified endowment contract.”

Modified Endowment Contracts (“MEC”)

Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” (MEC) with less favorable tax treatment than other life insurance policies.  Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC.  In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.”  A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments. A policy received in a tax-free exchange for a life insurance policy that was a MEC will also be classified as a MEC.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount.  If there is a “material change”, including reinstatement processing, in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years.  To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts

Policies classified as modified endowment contracts are subject to the following tax rules:

(1)      All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed.

(2)      Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3)      A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner.  This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income.  However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions.  However, the tax consequences associated with zero cost loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums.  When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans and the Overloan Protection Benefit

In general, interest on a policy loan will not be deductible.  If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.  There is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the Protected Flexibility Rider.  Anyone contemplating the purchase of the policy with the Protected Flexibility Rider should be aware that the tax consequences of the Protected Flexibility Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Protected Flexibility Rider causes the policy to be converted into a fixed policy.  You should consult with and rely on a tax advisor as to the tax risks associated with the Protected Flexibility Rider.

Treatment of the Overloan Protection Benefit

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse.  The aim of this strategy is to continue borrowing from the policy until its policy fund is just enough to pay off the policy loans that have been taken out and then relying on the Overloan Protection Benefit to keep the policy in force until the death of the insured.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, if the death benefit under the Overloan Protection Benefit is lower than the policy’s original death benefit, then the policy might fail to qualify as a life insurance contract under the Internal Revenue Code or might become a MEC either of which could result in a significant tax liability attributable to the balance of any policy debt.  Second, this strategy will fail to achieve its goal if the policy is a MEC or becomes a MEC after the periodic borrowing begins.  Third, this strategy has not been ruled on by the Internal Revenue Service (the “IRS”) or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this policy may be treated as taxable distributions when the rider causes the policy to be converted to a fixed policy.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the policy’s cash value that could result in the policy being treated for tax purposes as having lapsed.  In that event, assuming policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering using the policy as a source of tax-free income by taking out policy loans should, before purchasing the policy, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with and rely a qualified tax advisor regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Continuation of Policy Beyond Age 121

The tax consequences of continuing the policy beyond the Insured’s 121st year are unclear.  You should consult a tax advisor if You intend to keep the policy inforce beyond the Insured’s 121st year.

Section 1035 Exchanges

Generally, there are no tax consequences when You exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract.  The new policy may also lose any “grandfathering” privilege, where You would be exempt from certain legislative or regulatory changes made after Your original policy was issued, if You exchange Your policy.  You should consult with a tax advisor if You are considering exchanging any life insurance policy.

Accelerated Benefit Rider—Terminal Illness

We believe that payments received under the Accelerated Benefit Rider—Terminal Illness should be fully excludable from the gross income of the recipient if the recipient is the Insured under the policy (except in certain business contexts) and the insured person's life expectancy is 24 months or less.  However, tax consequences associated with reducing Your death benefit after We pay an accelerated benefit under this rider are uncertain.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Accelerated Benefit Rider—Chronic Illness

The tax consequences associated with receiving an accelerated benefit payment under the Accelerated Benefit Rider—Chronic Illness are unclear.  It is possible that such distribution may be treated as taxable withdrawals.  Moreover, the tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are also unclear.  You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult with and rely on a qualified tax advisor.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance policy.

Non-Individual Owners and Business Beneficiaries of Policies

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy.  In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the purchase of a new policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation Skipping Transfer Tax Considerations

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer (“GST”) taxes.  For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy.  If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death.  The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner.  Regulations issued under the Code may require Us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law.  The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise.  Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account’s operations.  Thus, currently We do not deduct a charge from the Separate Account for federal income taxes.   We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and We are not currently charging for them.  If they increase, We may deduct charges for such taxes.

Additional Information About the Policies

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Administrative Office along with a written cancellation request. Generally, Your cancellation request must be postmarked by the latest of the following dates:

•         10 days after You receive Your policy;

•         10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

•         45 days after You sign Part 1 of the policy application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your policy.

In all cases, We allocate Your premiums according to Your instructions on the policy’s record date.  Generally, if You cancel Your policy during the right to examine period, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.  Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE

Your Variable Universal Life – CV 2 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period coverage continues if Your paid premiums (less loans and withdrawals) equal or exceed the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. If neither of these conditions is true at the beginning of any policy month, then We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and that a specified amount of current premium is due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within 5 years after lapse.  To reinstate Your policy, You must:

•         fully complete an application for reinstatement,

•         provide satisfactory evidence of insurability for the person or persons to be Insured,

•         pay enough premium to cover all overdue monthly deductions or minimum premium depending on the duration of the policy and the no lapse guarantee period, plus payment of premium that is enough to keep this policy in effect for 2 months following reinstatement;

•         increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge, and

•         pay or restore any policy debt.

The effective date of reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.

You may not reinstate a policy once it is surrendered.

POLICY PERIODS AND ANNIVERSARIES

We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See “LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY” on page 66.

MATURITY DATE

The maturity date is the first policy anniversary after the Insured’s 120th birthday. If the Insured is still alive on that date, then the policy and any riders and supplemental benefits attached to the policy that are then in effect end and the maturity benefit is paid.

If the Insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

(a)         The policy cannot be in the grace period;

(b)         All of the policy fund must be transferred to either the General Account or the Fidelity VIP Government Money Market investment division; and

(c)         Death benefit option 1 must be elected.

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. See “Tax Effects” on page 57. In order to continue the policy beyond the original maturity date, We require that the death benefit not exceed the policy fund on the original maturity date.

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Your policy fund values and the assets supporting them in the Separate Account are protected from and against any claims arising out of Our other businesses not involving the Separate Account.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

•         add investment divisions to, or remove investment divisions from, Our Separate Account;

•         combine two or more investment divisions within Our Separate Account;

•         withdraw assets relating to the policy from one investment division and put them into another;

•         eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A (We reserve the right to substitute underlying funds as permitted by law.);

•         register or end the registration of Our Separate Account under the 1940 Act;

•         operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

•         disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by the state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

•         operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own judgment or that of an outside adviser. In addition, We may disapprove of any change in investment advisers or in investment policies unless a law or regulation provides differently.

If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the Fidelity VIP Government Money Market investment division until You tell Us otherwise.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

•         We cannot challenge the policy after it has been in effect, during the Insured person’s lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

•         We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured’s lifetime.

•         We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.

•         If the Insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

•         If the Insured person’s age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person’s correct age and sex.

•         If the Insured person commits suicide within two years after the date on which the policy was issued, then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase plus the monthly cost of insurance deductions for the increase (some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice.  Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

When a death benefit is paid in a lump sum the beneficiary has two options available to them.  The first option is payment in a lump sum by check or by electronic funds transfer in the amount of the death benefit proceeds.  The other option is payment of the death benefit by establishing an interest bearing draft account, called the "Midland National Access Account," for the beneficiary, in the amount of the death benefit proceeds.  We will send the beneficiary a draft account book and the beneficiary will have access to the account simply by writing a draft for all or any part of the amount of the death benefit.  We do not guarantee to credit a minimum interest rate on amounts left in the Midland National Access Account. Any interest credited to amounts in the Midland National Access Account is taxable as income to the beneficiary in the year in which it is credited.  The Midland National Access Account is not available in all jurisdictions.

The Midland National Access Account is a draft account and is part of Our General Account.  It is not a bank account or a checking account and it is not insured by the FDIC or any government agency.  As part of Our General Account, it is subject to the claims of Our creditors.  We receive a benefit from all amounts left in the Midland National Access Account.

YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the Insured’s lifetime by writing to Our Administrative Office. If no beneficiary is living when the Insured dies, We will pay the death benefit to the owner or owner’s estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Administrative Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment in good order. An absolute assignment is a change of ownership. There may be tax consequences.

The assignment does not take effect until We accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis.

This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.  This policy may not be traded on any stock exchange or secondary market.  By purchasing this policy, You represent and warrant that You are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s), in good order, at Our Administrative Office. Death benefits are determined as of the date of the Insured person’s death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment and transfers for one or more of the following reasons:

(1)      We are investigating the claim, contesting the policy, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).

(2)      We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or an emergency exists or disposal of the investment division’s securities or determination of the net asset value of the investment division’s securities is not reasonably practicable. .

(3)      The SEC permits Us to delay payment to protect Our policy owners.

If, pursuant to SEC rules, the Fidelity VIP Government Money Market Fund or any other fund suspends payment of redemption proceeds including, in the case of a money market fund, in connection with the liquidation of the fund or as a result of fund liquidation levels then We will delay payment of any transfer (including a transfer under a DCA program), partial withdrawal, surrender, loan, or death benefit from the corresponding investment division until the suspension or redemption is lifted or the fund pays redemption proceeds.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator.  We may also be required to provide information about You and Your policy to the government agencies and departments.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Our books and records, or to Our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at Our Administrative Office.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We may verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds’ portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

•         to elect the funds’ Boards of Directors,

•         to ratify the selection of independent auditors for the funds, and

•         on any other matters described in the funds’ current prospectuses or requiring a vote by shareholders under the 1940 Act.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. The effect of this proportional voting is that a small number of policy owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of a date specified by the fund’s Board in advance of the scheduled shareholders meeting. We count fractional shares.

If You have a voting interest, We will provide You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds’ adviser or the investment policies of its portfolios. We will advise You if We do so.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds’ Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Our affiliate, Sammons Financial Network, LLC (“Sammons Financial Network”) for the distribution and sale of the policies.  Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent Company of Midland National Life Insurance Company.  Sammons Financial Network enters into written sales agreements with other broker-dealers (“selling firms”) for the sale of the policies.  We pay commissions for sales of the Policies by Sammons Financial Network as well as by those selling firms.

Sales commissions may vary, but the maximum commission payable for policy sales is 85% of premiums during policy year 1, 2.5% during policy years 2-14, and 0.00% following policy year 14.  We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year).  Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year.  The commission for the increase in face amount will be calculated using the commission rates for the corresponding policy year.  We pay commissions for policies sold to policy owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment.  We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.

We also pay for some of Sammons Financial Network’s expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the policies.

Non-cash items that We and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs.  Those programs may also include other types of cash and non-cash compensation and other benefits.  You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to You.  You may wish to take such payments into account when considering and evaluating any recommendations relating to the policy. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a policy.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the policy: (a) deductions from Your premiums; (b) surrender charge; (c) the percent of policy fund charge; (d) the cost of insurance deduction; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under policies to the General Account.  Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that You do pay directly or indirectly.

The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus.  A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative.

CYBERSECURITY

We rely heavily on interconnected computer systems and digital data to conduct our variable products business activities.  Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is potentially vulnerable to disruption from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting Us, Sammons Financial Network, LLC, the funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your policy.  For instance, cyberattacks may: interfere with Our processing of policy transactions, including the processing of internet transactions or transactions with the funds; impact Our ability to calculate accumulation unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the funds invest, which may cause the funds underlying Your policy to lose value.   There can be no assurance that we or the funds or Our service providers will avoid losses affecting Your policy due to cyberattacks or information security breaches in the future.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits.  In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, on the ability of Sammons Financial Network, LLC to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information.  Our financial statements should be distinguished from the Separate Account’s financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies.  For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Administrative Office.

Illustration

Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a hypothetical policy change with the investment performance of the funds.  The tables show how the policy funds, cash surrender values, and death benefits of the hypothetical policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross after tax annual rate of 0%, 6%, or 12%.  All values labeled as current reflect the current level of product charges that are being assessed at the date of this prospectus, and the values labeled as guaranteed reflect the maximum level of product charges that can ever be assessed for the sample policy shown.  Both current and guaranteed values use the arithmetic average of the fund manager expenses.

The tables starting on page 75, illustrate a hypothetical policy issued to a male, age 35, under a standard non-tobacco underwriting risk classification.  The payment amount used in the table represents the typical premium payment We expect a representative policy owner to make.  We expect that the hypothetical policy owner will buy a policy with an initial face amount of $275,000 and make monthly payments of $225.50 on the first day of each month.  The policy funds, cash surrender values, and death benefits would be different from those shown in the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.

For illustrations without the Waiver of Surrender Charge Rider, the amount by which the policy fund exceeds the cash surrender value during the surrender charge period is equal to the surrender charge.  For policy years fifteen and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.

Zero values in the death benefit column of the illustration indicate the policy would lapse under the stated assumptions unless additional premium payments are made.

The second column shows the accumulation value of the premiums paid at the stated interest rate.  The third and sixth columns illustrate the policy funds and the fourth and seventh columns illustrate the cash surrender values of the policy over the designated period.  The policy funds shown in the third column and the cash surrender values shown in the fourth column assume the monthly deduction for the cost of insurance is based upon the current cost of insurance rates.  The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly deduction for cost of insurance is based upon the cost of insurance rates that We guarantee.  The maximum monthly deduction for cost of insurance rates allowable under the policy is based on the 2001, sex-distinct, composite smoker, ALB Commissioner’s Standard Ordinary Mortality Table.  The fifth and eighth columns illustrate the death benefit of the policy over the designated period.

The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values.  The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of Our Separate Account is lower than the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of Our Separate Account.  The illustrations also reflect the 5.0% premium load deducted from each premium in all years on a guaranteed basis (in years 1-10 on a current basis), a $12.00 per month expense charge in all years, a per unit expense charge of $21.38 per month in all years on a guaranteed basis (years 1-10 on a current basis), a percent of policy fund charge of 0.05% per month in policy years 1-10 and 0.0042% per month in policy years 11+ as well as current and guaranteed cost of insurance deductions.

The policy funds shown assume the deductions of the portfolios’ daily investment advisory fees and operating expenses equivalent to an annual rate of 0.76% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2017) for each investment division. We have assumed that the values are allocated across all investment divisions equally.  Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. The actual fees and expenses associated with the funds may be more or less than 0.76% and will depend on how allocations are made to each investment division.  After reductions for the average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates -0.76%, 5.24%, and 11.24%, respectively.

The approximate net annual portfolio expense rates do not include the premium charges, cost of insurance deductions, surrender charges, percent of policy fund charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges.  However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made.  The values would vary from those shown if the assumed annual premium payments were paid in installments during a year.  The values would also vary if the policy owner varied the amount or frequency of premium payments.  The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

The hypothetical investment rates of return are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Actual rates of return for a particular policy may be more or less than the hypothetical rates of return.  The actual return on Your policy fund will depend on factors-such as the amounts You allocate to particular investment divisions, the amounts deducted for the policy’s monthly deductions, the portfolio’s fees and expenses, and Your loan and withdrawal history-in addition to the actual investment performance of the portfolios.

Depending on the timing and degree of fluctuation in actual investment returns and the actual investment returns, the actual policy fund could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless You make more than the stated premium payment.

Personalized illustrations of death benefits, cash surrender values, and policy fund are available upon request; the cost of insurance and other charges may differ significantly from the values in the hypothetical shown in the tables below.  You can obtain a personalized illustration or make other policy inquiries by contacting Our Administrative Office at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Phone: (800) 272-1642 (toll-free)

Fax: (605) 373-8557 or toll-free (877) 841-6709

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL – CV 2
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 35                    ANNUAL RATE OF RETURN: 0%

$275,000 INITIAL FACE AMOUNT                            ASSUMED MONTHLY PREMIUM (1): $225.50

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	2,779	1,999	0	275,000	1,770	0	275,000
2	5,696	3,940	0	275,000	3,487	0	275,000
3	8,760	5,823	0	275,000	5,150	0	275,000
4	11,977	7,649	1,599	275,000	6,793	743	275,000
5	15,354	9,421	3,371	275,000	8,384	2,334	275,000
6	18,901	11,170	5,120	275,000	9,925	3,875	275,000
7	22,625	12,866	6,816	275,000	11,384	5,334	275,000
8	26,535	14,540	9,095	275,000	12,795	7,350	275,000
9	30,640	16,131	11,593	275,000	14,127	9,590	275,000
10	34,951	17,672	14,042	275,000	15,382	11,752	275,000
15	59,961	27,444	27,444	275,000	21,080	21,080	275,000
20	91,882	35,327	35,327	275,000	24,639	24,639	275,000
25	132,621	41,163	41,163	275,000	24,238	24,238	275,000
30	184,616	42,383	42,383	275,000	17,230	17,230	275,000
35	250,977	37,633	37,633	275,000	0	0	275,000
40	335,671	22,958	22,958	275,000	0	0	0
45	443,765	0	0	0	0	0	0
50	581,724	0	0	0	0	0	0
55	757,798	0	0	0	0	0	0
60	982,518	0	0	0	0	0	0
65	1,269,323	0	0	0	0	0	0

1.       ASSUMES A $225.50 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY MONTH. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.       ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL – CV 2
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 35                    ANNUAL RATE OF RETURN: 6%

$275,000 INITIAL FACE AMOUNT                            ASSUMED MONTHLY PREMIUM (1): $225.50

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	2,779	2,064	0	275,000	1,828	0	275,000
2	5,696	4,190	0	275,000	3,709	0	275,000
3	8,760	6,383	333	275,000	5,647	0	275,000
4	11,977	8,645	2,595	275,000	7,677	1,626	275,000
5	15,354	10,981	4,931	275,000	9,772	3,719	275,000
6	18,901	13,426	7,376	275,000	11,934	5,880	275,000
7	22,625	15,954	9,904	275,000	14,135	8,080	275,000
8	26,535	18,601	13,156	275,000	16,410	10,959	275,000
9	30,640	21,310	16,773	275,000	18,732	14,186	275,000
10	34,951	24,117	20,487	275,000	21,104	17,463	275,000
15	59,961	43,385	43,385	275,000	34,712	34,712	275,000
20	91,882	66,760	66,760	275,000	50,428	50,428	275,000
25	132,621	95,579	95,579	275,000	67,273	67,273	275,000
30	184,616	129,932	129,932	275,000	83,914	83,914	275,000
35	250,977	172,389	172,389	275,000	98,059	98,059	275,000
40	335,671	227,450	227,450	275,000	105,628	105,628	275,000
45	443,765	303,127	303,127	318,284	93,591	93,591	275,000
50	581,724	399,038	399,038	418,991	18,673	18,673	275,000
55	757,798	515,781	515,781	541,571	0	0	0
60	982,518	664,566	664,566	671,212	0	0	0
65	1,269,323	870,463	870,463	870,463	0	0	0

1.       ASSUMES A $225.50 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY MONTH. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.       ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.THE

HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL – CV 2
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-TOBACCO ISSUE AGE 35                  ANNUAL RATE OF RETURN: 12%

$275,000 INITIAL FACE AMOUNT                            ASSUMED MONTHLY PREMIUM (1): $225.50

Assuming Current Costs

Assuming Guaranteed Costs

End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	2,779	2,127	0	275,000	1,884	0	275,000
2	5,696	4,447	0	275,000	3,936	0	275,000
3	8,760	6,978	928	275,000	6,174	123	275,000
4	11,977	9,745	3,695	275,000	8,653	2,601	275,000
5	15,354	12,774	6,724	275,000	11,364	5,311	275,000
6	18,901	16,125	10,075	275,000	14,333	8,279	275,000
7	22,625	19,801	13,751	275,000	17,557	11,501	275,000
8	26,535	23,870	18,425	275,000	21,096	15,642	275,000
9	30,640	28,311	23,773	275,000	24,954	20,405	275,000
10	34,951	33,196	29,566	275,000	29,167	25,521	275,000
15	59,961	70,944	70,944	275,000	58,642	58,642	275,000
20	91,882	134,110	134,110	275,000	107,565	107,565	275,000
25	132,621	241,902	241,902	324,149	189,999	189,999	275,000
30	184,616	423,483	423,483	516,650	331,082	331,082	403,921
35	250,977	727,802	727,802	844,251	565,879	565,879	656,420
40	335,671	1,239,599	1,239,599	1,326,371	958,427	958,427	1,025,517
45	443,765	2,104,573	2,104,573	2,209,802	1,619,897	1,619,897	1,700,892
50	581,724	3,539,709	3,539,709	3,716,695	2,701,315	2,701,315	2,836,382
55	757,798	5,885,110	5,885,110	6,179,365	4,422,262	4,422,262	4,643,375
60	982,518	9,804,136	9,804,136	9,902,178	7,262,644	7,262,644	7,335,271
65	1,269,323	16,676,883	16,676,883	16,676,883	12,355,219	12,355,219	12,355,219

1.       ASSUMES A $225.50 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY MONTH. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.       ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL – CV 2
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-SMOKER ISSUE AGE 35                      ANNUAL RATE OF RETURN: 0%

WITH WAIVER OF SURRENDER CHARGE RIDER

$275,000 INITIAL FACE AMOUNT                            ASSUMED MONTHLY PREMIUM (1): $137.50

	Assuming Current Costs				Assuming Guaranteed Costs
End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	1,694	741	741	275,000	511	511	275,000
2	3,473	1,439	1,439	275,000	984	984	275,000
3	5,341	2,096	2,096	275,000	1,419	1,419	275,000
4	7,303	2,712	2,712	275,000	1,848	1,848	275,000
5	9,362	3,288	3,288	275,000	2,240	2,240	275,000
6	11,525	3,857	3,857	275,000	2,594	2,594	275,000
7	13,795	4,386	4,386	275,000	2,880	2,880	275,000
8	16,180	4,908	4,908	275,000	3,129	3,129	275,000
9	18,683	5,359	5,359	275,000	3,311	3,311	275,000
10	21,311	5,773	5,773	275,000	3,426	3,426	275,000
15	36,562	9,689	9,689	275,000	3,415	3,415	275,000
20	56,025	12,804	12,804	275,000	2,283	2,283	275,000
25	80,867	13,796	13,796	275,000	0	0	275,000
30	112,571	9,668	9,668	275,000	0	0	275,000
35	153,035	0	0	275,000	0	0	275,000
40	204,678	0	0	0	0	0	0
45	270,589	0	0	0	0	0	0
50	354,710	0	0	0	0	0	0
55	462,072	0	0	0	0	0	0
60	599,096	0	0	0	0	0	0
65	773,978	0	0	0	0	0	0

1.       ASSUMES A $137.50 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.       ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL – CV 2
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-SMOKER ISSUE AGE 35                      ANNUAL RATE OF RETURN: 6%

WITH WAIVER OF SURRENDER CHARGE RIDER

$275,000 INITIAL FACE AMOUNT                            ASSUMED MONTHLY PREMIUM (1): $137.50

	Assuming Current Costs				Assuming Guaranteed Costs
End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	1,694	765	765	275,000	528	528	275,000
2	3,473	1,532	1,532	275,000	1,048	1,048	275,000
3	5,341	2,301	2,301	275,000	1,559	1,559	275,000
4	7,303	3,072	3,072	275,000	2,094	2,094	275,000
5	9,362	3,847	3,847	275,000	2,621	2,621	275,000
6	11,525	4,658	4,658	275,000	3,140	3,140	275,000
7	13,795	5,473	5,473	275,000	3,617	3,617	275,000
8	16,180	6,327	6,327	275,000	4,083	4,083	275,000
9	18,683	7,156	7,156	275,000	4,505	4,505	275,000
10	21,311	7,990	7,990	275,000	4,881	4,881	275,000
15	36,562	15,151	15,151	275,000	6,478	6,478	275,000
20	56,025	23,777	23,777	275,000	7,381	7,381	275,000
25	80,867	32,840	32,840	275,000	3,733	3,733	275,000
30	112,571	39,461	39,461	275,000	0	0	275,000
35	153,035	41,435	41,435	275,000	0	0	275,000
40	204,678	33,273	33,273	275,000	0	0	0
45	270,589	0	0	0	0	0	0
50	354,710	0	0	0	0	0	0
55	462,072	0	0	0	0	0	0
60	599,096	0	0	0	0	0	0
65	773,978	0	0	0	0	0	0

1.       ASSUMES A $137.50 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.       ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY – VUL – CV 2
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                                    ASSUMED HYPOTHETICAL GROSS

MALE STANDARD NON-SMOKER ISSUE AGE 35                    ANNUAL RATE OF RETURN: 12%

WITH WAIVER OF SURRENDER CHARGE RIDER

$275,000 INITIAL FACE AMOUNT                            ASSUMED MONTHLY PREMIUM (1): $137.50

	Assuming Current Costs				Assuming Guaranteed Costs
End of Year	Premiums Accumulated at 5% Interest Per Year	Policy Fund	Cash Surrender Value	Death Benefit	Policy Fund	Cash Surrender Value	Death Benefit
1	1,694	788	788	275,000	544	544	275,000
2	3,473	1,626	1,626	275,000	1,113	1,113	275,000
3	5,341	2,518	2,518	275,000	1,708	1,708	275,000
4	7,303	3,471	3,471	275,000	2,366	2,366	275,000
5	9,362	4,490	4,490	275,000	3,061	3,061	275,000
6	11,525	5,619	5,619	275,000	3,795	3,795	275,000
7	13,795	6,834	6,834	275,000	4,541	4,541	275,000
8	16,180	8,178	8,178	275,000	5,332	5,332	275,000
9	18,683	9,599	9,599	275,000	6,140	6,140	275,000
10	21,311	11,138	11,138	275,000	6,968	6,968	275,000
15	36,562	24,639	24,639	275,000	12,145	12,145	275,000
20	56,025	47,178	47,178	275,000	19,884	19,884	275,000
25	80,867	83,882	83,882	275,000	28,149	28,149	275,000
30	112,571	143,483	143,483	275,000	34,444	34,444	275,000
35	153,035	246,077	246,077	285,450	32,632	32,632	275,000
40	204,678	423,333	423,333	452,967	7,920	7,920	275,000
45	270,589	722,887	722,887	759,032	0	0	0
50	354,710	1,219,943	1,219,943	1,280,941	0	0	0
55	462,072	2,032,341	2,032,341	2,133,959	0	0	0
60	599,096	3,389,799	3,389,799	3,423,697	0	0	0
65	773,978	5,770,172	5,770,172	5,770,173	0	0	0

1.       ASSUMES A $137.50 PREMIUM IS PAID AT THE BEGINNING OF EACH MONTHLY ANNIVERSARY. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2.       ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATES SHOWN OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Administrative Office means where You can write to Us to make requests.  The address is:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD  57193

You may also call Us at Our Administrative Office toll-free at (800) 272-1642.  To send Us requests by fax (facsimile), You should use the following fax numbers: (605) 373-8557 or (877) 841-6709 (toll-free).

Age means the age of the Insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the Insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy’s death benefit is paid when the Insured dies.

Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading (generally 3:00 p.m. Central Time).

Cash Surrender Value means the policy fund on the date of the surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the Insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured is insurable and meets Our underwriting standards.

Face Amount means the amount stated on the face of Your policy that will be paid either upon the death of the Insured or the policy maturity, whichever date is earlier.

Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.

Inforce means the Insured’s life remains Insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract (“MEC”) is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction of the premium load and less any applicable service charge.  Note:  The first monthly deduction is also taken from the initial premium.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain inforce if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued, but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your inforce policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an inforce policy.

Rider Date means the date the rider takes effect.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Specified Amount means the face amount of the policy.  The term “specified amount” used in Your policy has the same meaning as the term “face amount” used in this prospectus.

Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution expenses, commissions, and compensation than is contained in this Prospectus.  The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request.  You can obtain a personalized illustration or make other policy inquiries by contacting Our Administrative Office at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

(800) 272-1642

Information about the Separate Account can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about the Separate Account are also available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC  20549-0102

SEC File No. 811-05271

STATEMENT OF ADDITIONAL INFORMATION FOR THE

VARIABLE UNIVERSAL LIFE – CV 2

Flexible Premium Variable Universal Life Policy

Issued By:

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(through the Midland National Life Separate Account A)

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Variable Universal Life Insurance – CV 2 Policy (“policy”) issued by Midland National Life Insurance Company.  You may obtain a free copy of the prospectus dated May 1, 2018, by contacting Us at:

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

(605) 373-2207 (telephone)

 (800) 272-1642 (toll-free telephone)

(877) 841-6709 (toll-free facsimile)

Terms used in this SAI have the same meanings as in the current prospectus for the policy.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this policy and the prospectuses for the 58 Portfolios currently available in the policy.

Dated May 1, 2018

the policy

policyowner

death benefit

payment options

premium limitations

about us

midland national life insurance company

our separate account a

our reports to policyowners

dividends

distribution of the policies

regulation

discount for employees of sammons enterprises, inc.

legal matters

financial matters

additional information

illustrations

financial statements

the policy

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s).  We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties.  We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

policyowner

The policyowner is the insured unless another individual has been named in the application.  As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

1.       Transfer ownership of Your policy by absolute assignment;

2.       Designate, change or revoke a contingent owner; or

3.       Change any revocable beneficiary during the insured’s lifetime.

With each irrevocable beneficiary’s consent, You may:

  Change the irrevocable beneficiary during the insured’s lifetime;
  Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
  Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner.  If there is no contingent owner, ownership will pass to Your estate.

death benefit

As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the insured dies.  Federal tax law may require a greater death benefit than the one provided for in Your policy.  Your policy allows a choice between two death benefit qualification tests – the Cash Value Accumulation Test and the Guideline Premium Test.  Both of these tests are ones defined under Section 7702 of the Internal Revenue Code.

If you do not want limits (subject to Company minimums and maximum and the policy becoming a Modified Endowment Contract), on the amount of premium You can pay into the policy, the Cash Value Accumulation Test is usually the better choice.

The Guideline Premium Test will usually result in a lower minimum death benefit than the Cash Value Accumulation Test.  Your choice depends on the premiums You want to pay.  THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE.

Under both the Cash Value Accumulation Test and the Guideline Premium Test, the guideline minimum death benefit is the accumulation value of Your policy (Your policy fund) times a corridor percentage.  The corridor percentages do vary depending on the test that you choose.

For the Guideline Premium Test, the corridor percentage varies by the policy age of the insured(s) at the start of the policy year and declines as the insured person gets older.

The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the corridor percentage for his or her age. For this purpose, age is the policy age (last birthday) at the beginning of the policy year of the insured person’s death.

For the Cash Value Accumulation Test, the corridor percentage varies by the policy age, sex and Premium Class of the Insured.  The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age.  For this purpose, age is the policy age (last birthday) at the beginning of the policy year of the insured person’s death.

Table of Corridor Percentages – Guideline Premium Test

Based on Policy Fund

If the Insured Person’s Policy Age Is This	The Death Benefit Will Be At Least Equal To This Percent Of The Policy Fund	If the Insured Person’s Policy Age Is This	The Death Benefit Will Be At Least Equal To This Percent Of The Policy Fund
0-40	250%	60	130%
41	243%	61	128%
42	236%	62	126%
43	229%	63	124%
44	222%	64	122%
45	215%	65	120%
46	209%	66	119%
47	203%	67	118%
48	197%	68	117%
49	191%	69	116%
50	185%	70	115%
51	178%	71	113%
52	171%	72	111%
53	164%	73	109%
54	157%	74	107%
55	150%	75-90	105%
56	146%	91	104%
57	142%	92	103%
58	138%	93	102%
59	134%	94	101%
		95-99	100%

These percentages are based on federal income tax law for the Guideline Premium Test, which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

Example – Assuming Guideline Premium Test

Assume the insured person is 55 years old and the face amount is $100,000. The “corridor percentage” for the Guideline Premium Test at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666.67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Table of Corridor Percentages Cash Value Accumulation Test

Male

Based on Policy Fund

If the Insured Person’s Policy Age is this	The Death Benefit Will be at Least Equal to This Percent of The Policy Fund	If the Insured Person’s Policy Age is this	The Death Benefit Will be at Least Equal to This Percent of The Policy Fund
0	1547.8%	51	272.2%
1	1503.6%	52	263.7%
2	1455.4%	53	255.4%
3	1406.2%	54	247.6%
4	1356.2%	55	240.1%
5	1307.9%	56	232.9%
6	1261.2%	57	226.1%
7	1216.0%	58	219.5%
8	1172.4%	59	213.2%
9	1130.1%	60	207.2%
10	1089.3%	61	201.4%
11	1049.8%	62	195.9%
12	1011.7%	63	190.7%
13	975.9%	64	185.7%
14	941.3%	65	181.0%
15	908.7%	66	176.5%
16	878.8%	67	172.2%
17	850.4%	68	168.0%
18	822.8%	69	164.1%
19	796.6%	70	160.2%
20	771.0%	71	156.5%
21	746.1%	72	153.0%
22	721.7%	73	149.7%
23	698.6%	74	146.5%
24	676.0%	75	143.5%
25	654.0%	76	140.6%
26	632.5%	77	137.9%
27	612.0%	78	135.3%
28	592.1%	79	132.9%
29	572.6%	80	130.6%
30	553.7%	81	128.5%
31	535.2%	82	126.5%
32	517.0%	83	124.6%
33	499.6%	84	122.8%
34	482.6%	85	121.2%
35	466.1%	86	119.7%
36	450.1%	87	118.3%
37	434.8%	88	117.0%
38	420.1%	89	115.9%
39	405.7%	90	114.8%
40	392.0%	91	113.9%
41	378.7%	92	113.0%
42	366.0%	93	112.2%
43	353.8%	94	111.4%
44	342.2%	95	110.8%
45	331.0%	96	110.1%
46	320.2%	97	109.5%
47	309.9%	98	108.9%
48	300.0%	99+	108.4%
49	290.4%
50	281.1%

Example – Assuming Cash Value Accumulation Test

Assume the insured person is 55 years old, male standard non- tobacco and the face amount is $100,000. The “corridor percentage” for the Cash Value Accumulation Test at that age is 240.1%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $41,649.31, the corridor percentage applies and the death benefit will be greater than $100,000 (since 240.1% of $41,649.31 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 240.1%. So if the policy fund were $70,000, then the death benefit would be $168,070.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $71,377.59, then the death benefit would be $171,377.59. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $71,377.59, the death benefit would increase by $2.40 (at that age).

payment options

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice.  Payment options will also be subject to Our rules at the time of selection.

premium limitations

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes.  We will not accept a premium that would cause this limit to be exceeded.  If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

about us

midland national life insurance company

We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company”. We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises, Inc. has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Financial Condition:  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of Our General Account to our policy owners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments.  It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on Our General Account assets, as well as the loss in market value of those investments.  We may also experience liquidity risk if Our General Account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide collateral necessary to finance Our business operations.

We encourage both existing and prospective policy owners to read and understand our financial statements, which are included in this Statement of Additional Information (“SAI”).

our separate account a

The “Separate Account” is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a “Separate Account” under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National’s other assets.  The assets of the Separate Account may not be used to pay any of Our other liabilities.  We are obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to fifteen of the fifty-eight investment divisions of Our Separate Account at any one time.

our reports to policyowners

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months of each policy year that show:

•      the current death benefit for Your policy,

•      Your policy fund,

•      information about investment divisions,

•      the cash surrender value of Your policy,

•      the amount of Your outstanding policy loans,

•      the amount of any interest that You owe on the loan, and

•      information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the policy year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

dividends

We do not pay any dividends on these policies.

distribution of the policies

The policies are offered to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Sammons Financial Network, LLC (“Sammons Financial Network”) serves as principal underwriter for the contracts.  Sammons Financial Network is a Delaware limited liability company and its principal office is located at 4546 Corporate Drive, Suite 100, West Des Moines, IA 50266.  Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  Sammons Financial Network enters into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.  Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.

Sammons Financial Network and Sammons Securities Company received sales compensation with respect to these policies and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

Fiscal year	Aggregate Amount of Commissions Paid to Underwriter[1]	Aggregate Amount of Commissions Retained by Underwriter[1]
2015	$541,730.06	$10,089.65
2016	$539,330.22	$6,199.90
2017	$703,039.44	$8,504.89

1May include total sales compensation paid to registered persons of the underwriter and an underwriting fee of 1.25% for first-year commissions paid to the underwriter for all of Midland National’s variable universal life insurance policies under Separate Account A.

Sammons Financial Network passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies.  However, under the distribution agreement with Sammons Financial Network, We pay the following sales expenses:

•         sales representative training allowances,

•         deferred compensation and insurance benefits,

•         advertising expenses, and

•         all other expenses of distributing the policies.

We and/or Sammons Financial Network may pay certain selling firms additional amounts for

•         “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;

•         sales promotions relating to the policies;

•         costs associated with sales conferences and educational seminars for their sales representatives; and

•         other sales expenses incurred by them.

We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

We intend to distribute the policies in all states, except New York, and in certain United States possessions and territories.

regulation

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

discount for employees of sammons enterprises, inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% reduction of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee’s policy during the first year. All other policy provisions will apply.

legal matters

The law firm of Eversheds-Sutherland (US) LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

financial matters

The financial statements of Midland National Life Separate Account A at December 31, 2017, and for the periods disclosed in those financial statements, and the financial statements and schedules of Midland National Life Insurance Company at December 31, 2017 and 2016, and for the three years in the period ended December 31, 2017, appearing herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.  The financial statements and schedules audited by PricewaterhouseCoopers LLP have been included in reliance on their report, given on their authority as experts in accounting and auditing. The mailing address for PricewaterhouseCoopers LLP is as follows:

PricewaterhouseCoopers LLP

699 Walnut Street, Suite 1300

Des Moines, IA 50309

additional information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC’s main office in Washington, DC. You will have to pay a fee for the material.

illustrations

Midland National may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds’ historical investment returns.  These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the percent of policy fund charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge.  The hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and do not indicate what policy benefits will be in the future.

financial statements

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies.  They should not be considered as bearing upon the safety or investment performance of the assets held in the Separate Account.

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 and 2015

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)

------------------------------------------------------------------------------------------

Report of Independent Auditors                                                          1

Midland National Life Insurance Company and Subsidiaries
   Consolidated Financial Statements

     Consolidated Balance Sheets as of December 31, 2017 and 2016                       2

     Consolidated Statements of Income for the years ended
       December 31, 2017, 2016, and 2015                                                3

     Consolidated Statements of Comprehensive Income for the years ended
       December 31, 2017, 2016, and 2015                                                4

     Consolidated Statements of Stockholder's Equity for the years ended
       December 31, 2017, 2016, and 2015                                                5

     Consolidated Statements of Cash Flows for the years ended
       December 31, 2017, 2016, and 2015                                                6

     Notes to Consolidated Financial Statements                                         8

               Report of Independent Auditors

               To the Board of Directors of Midland National Life Insurance Company
               and Subsidiaries:

               We have audited the accompanying consolidated financial statements of
               Midland National Life Insurance Company and its subsidiaries (the
               "Company"), which comprise the consolidated balance sheets as of
               December 31, 2017 and December 31, 2016, and the related consolidated statements of income, of comprehensive income, of stockholder's equity and of cash flows for each of the three years in the period ended
               December 31, 2017.

               Management's Responsibility for the Consolidated Financial
               Statements

               Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

               Auditors' Responsibility

               Our responsibility is to express an opinion on the consolidated financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of
               America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

               An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.
               The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

               Opinion

               In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of
               Midland National Life Insurance Company and its subsidiaries as of
               December 31, 2017 and December 31, 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

               PricewaterhouseCoopers LLP

               March 29, 2018

PricewaterhouseCoopers LLP, 699 Walnut, Suite 1300, Des Moines, IA 50309
T: (515) 246-3800, F: (515) 246 3811, www.pwc.com/us

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands, except share amounts)
------------------------------------------------------------------------------------------
                                                                                                       December 31,
                                                                                          --------------------------------------
                                                                                                2017                2016
                                                                                          ------------------  ------------------
ASSETS
Investments
    Fixed maturities, available-for-sale, at fair value                                       $  48,400,031       $  42,823,366
    Equity securities, available-for-sale, at fair value                                            408,463             409,220
    Mortgage loans                                                                                4,427,220           4,563,756
    Policy loans                                                                                    357,626             356,356
    Short-term investments                                                                          231,459             313,957
    Derivative instruments                                                                          859,530             554,374
    Other invested assets                                                                           905,661             827,759
                                                                                          ------------------  ------------------
       Total investments                                                                         55,589,990          49,848,788

Cash                                                                                                712,226             295,062
Accrued investment income                                                                           388,237             357,018
Deferred policy acquisition costs and present                                                     2,192,162           2,054,278
value of future profits of acquired businesses
Deferred sales inducements                                                                          568,736             588,989
Other receivables, other assets and property, plant and equipment                                 1,269,932             769,739
Reinsurance receivables                                                                           1,549,551           1,771,520
Separate account assets                                                                           1,925,879           1,572,457
                                                                                          ------------------  ------------------
       Total assets                                                                           $  64,196,713       $  57,257,851
                                                                                          ==================  ==================

LIABILITIES
Policyholder account balances                                                                 $  45,324,064       $  41,782,958
Policy benefit reserves                                                                           1,983,941           1,780,044
Policy claims and benefits payable                                                                  217,581             230,796
Notes payable                                                                                       993,716             499,828
Repurchase agreements, other borrowings and collateral on
    derivative instruments                                                                        6,429,868           5,554,394
Deferred income tax                                                                                 557,390             587,243
Other liabilities                                                                                 1,216,922             685,719
Separate account liabilities                                                                      1,925,879           1,572,457
                                                                                          ------------------  ------------------
       Total liabilities                                                                         58,649,361          52,693,439
                                                                                          ------------------  ------------------

STOCKHOLDER'S EQUITY
Common stock, $1 par value, 1,000 shares authorized,
  issued and outstanding                                                                              2,549               2,549
Additional paid-in capital                                                                          534,875             513,550
Retained earnings                                                                                 3,489,665           3,407,282
Accumulated other comprehensive income                                                            1,520,973             641,391
                                                                                          ------------------  ------------------
    Total Midland National Life stockholder's equity                                              5,548,062           4,564,772
Noncontrolling interest                                                                                (710)               (360)
                                                                                          ------------------  ------------------
       Total stockholder's equity                                                                 5,547,352           4,564,412
                                                                                          ------------------  ------------------
          Total liabilities and stockholder's equity                                          $  64,196,713       $  57,257,851
                                                                                          ==================  ==================

  The accompanying notes are an integral part of the consolidated financial statements.

                                            2

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(Amounts in Thousands)
------------------------------------------------------------------------------------------

                                                                                          Year ended December 31,
                                                                             --------------------------------------------------
                                                                                  2017             2016              2015
                                                                             ---------------  ---------------   ---------------

REVENUES
Premiums                                                                         $  236,850       $  239,271        $  236,434
Charges on interest sensitive and investment-type products                          557,891          553,899           468,696
Net investment income                                                             2,228,539        1,706,442         1,575,899
Net gains on derivatives and derivative instruments                                 102,698           36,344           282,414
Net realized investment gains                                                        44,220          192,309           123,442

Net impairment loss recognized in earnings                                          (12,740)         (83,433)         (120,462)

Other income (loss)                                                                  15,261           (7,265)             (796)
                                                                             ---------------  ---------------   ---------------
       Total revenue                                                              3,172,719        2,637,567         2,565,627
                                                                             ---------------  ---------------   ---------------

BENEFITS AND EXPENSES
Index credits and interest credited to policyholder account balances              1,491,456          692,026           896,087
Benefits incurred                                                                   699,295          644,525           481,481
Amortization of deferred sales inducements                                           45,144           57,818            93,541
                                                                             ---------------  ---------------   ---------------
       Total benefits                                                             2,235,895        1,394,369         1,471,109

Operating and other expenses (net of commissions and other
    expenses deferred)                                                              349,783          298,690           258,013
Amortization of deferred policy acquisition costs and
    present value of future profits of acquired businesses                           85,022          179,898           197,343
                                                                             ---------------  ---------------   ---------------
    Total benefits and expenses                                                   2,670,700        1,872,957         1,926,465
                                                                             ---------------  ---------------   ---------------

    Income before income taxes                                                      502,019          764,610           639,162

Income tax provision                                                               (228,593)         230,851           172,276
                                                                             ---------------  ---------------   ---------------
       Net income                                                                   730,612          533,759           466,886
                                                                             ---------------  ---------------   ---------------

       Plus: Net (income) loss attributable to noncontrolling interest                  350              461            (4,665)
                                                                             ---------------  ---------------   ---------------

Net income attributable to Midland National Life                                  $ 730,962        $ 534,220         $ 462,221
                                                                             ===============  ===============   ===============

  The accompanying notes are an integral part of the consolidated financial statements.

                                            3

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Amounts in Thousands)
------------------------------------------------------------------------------------------

                                                                                 Year ended December 31,
                                                                 ----------------------------------------------------------
                                                                       2017                2016                2015
                                                                 -----------------   -----------------   ------------------

Net income                                                           $    730,612        $    533,759         $    466,886
                                                                 -----------------   -----------------   ------------------
Other comprehensive income (loss):
     Net unrealized gain (loss) on available-for-sale
       investments, non-credit portion of OTTI                            619,234            (201,835)            (509,922)
     Change in post-retirement liability                                   (1,108)                162                1,433
     Reclassification of taxes                                            261,456                   -                    -
                                                                 -----------------   -----------------   ------------------
           Total other comprehensive income (loss)                        879,582            (201,674)            (508,489)
                                                                 -----------------   -----------------   ------------------
Comprehensive income (loss)                                             1,610,194             332,085              (41,603)
Plus: Comprehensive income (loss) attributable to
        noncontrolling interest                                               350                 461               (4,665)
                                                                 -----------------   -----------------   ------------------
     Comprehensive income (loss) attributable to
        Midland National Life                                         $ 1,610,544           $ 332,546            $ (46,268)
                                                                 =================   =================   ==================

  The accompanying notes are an integral part of the consolidated financial statements.

                                            4

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(Amounts in Thousands)
------------------------------------------------------------------------------------------

                                     Midland National Life Insurance Co. Stockholder's Equity
                                   ---------------------------------------------------------------
                                                                                   Accumulated
                                                 Additional                           Other                Non-              Total
                                    Common        Paid-in          Retained       Comprehensive        Controlling       Stockholder's
                                     Stock        Capital          Earnings           Income             Interest           Equity
                                   -----------  -------------   ---------------  -----------------   -----------------  ----------------
Balance at December 31, 2014          $ 2,549      $ 476,573       $ 2,737,239        $ 1,351,554             $ 1,545       $ 4,569,460
Total comprehensive income (loss)           -              -           462,221           (508,489)              4,665           (41,603)
Employee stock ownership plan               -         17,320                 -                  -                   -            17,320
Equity transaction with
  noncontrolling interest                   -              -                 -                  -               8,030             8,030
Dividends paid on common stock              -              -          (123,880)                 -                   -          (123,880)
                                   -----------  -------------   ---------------  -----------------   -----------------  ----------------
Balance at December 31, 2015            2,549        493,893         3,075,580            843,065              14,240         4,429,327
Total comprehensive income (loss)           -              -           534,220           (201,674)               (461)          332,085
Capital contribution                        -         18,623                 -                  -                   -            18,623
Employee stock ownership plan               -          1,034                 -                  -                   -             1,034
Equity transaction with
  noncontrolling interest                   -              -                 -                  -             (14,139)          (14,139)
Dividends paid on common stock              -              -          (202,518)                 -                   -          (202,518)
                                   -----------  -------------   ---------------  -----------------   -----------------  ----------------
Balance at December 31, 2016            2,549        513,550         3,407,282            641,391                (360)        4,564,412
Total comprehensive income (loss)           -              -           730,962            618,126                (350)        1,348,738
Capital contribution                        -         21,325                 -                  -                   -            21,325
Employee stock ownership plan               -              -                 -                  -                   -                 -
Equity transaction with
  noncontrolling interest                   -              -                 -                  -                   -                 -
Dividends paid on common stock              -              -          (387,123)                 -                   -          (387,123)
Reclassification of taxes                   -              -          (261,456)           261,456                   -                 -
                                   -----------  -------------   ---------------  -----------------   -----------------  ----------------
Balance at December 31, 2017          $ 2,549      $ 534,875       $ 3,489,665        $ 1,520,973              $ (710)      $ 5,547,352
                                   ===========  =============   ===============  =================   =================  ================

  The accompanying notes are an integral part of the consolidated financial statements.

                                            5

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
------------------------------------------------------------------------------------------

                                                                                Year ended December 31,
                                                                ------------------------------------------------------
                                                                     2017               2016               2015
                                                                ----------------   ----------------  -----------------

OPERATING ACTIVITIES
Net income                                                          $   730,612        $   533,759        $   466,886
Adjustments to reconcile net income to net cash
    provided by operating activities
    Amortization of deferred policy acquisition costs,
        deferred sales inducements and present value
        of future profits of acquired businesses                        130,166            237,716            290,884
    Net amortization of premiums and discounts
        on investments                                                 (108,195)          (132,849)          (147,613)
    Amortization of index options                                       519,793            297,169            327,674
    Employee stock ownership plan                                             -              1,034             17,320
    Policy acquisition costs deferred                                  (328,359)          (389,265)          (349,561)
    Sales inducements deferred                                          (55,310)           (94,747)          (116,128)
    Net realized investment (gains) and net
        impairment losses recognized in earnings                        (31,480)          (108,876)            (2,980)
    Net (gains) on derivatives and derivative
        instruments                                                    (102,698)           (36,344)          (282,414)
    Provision (benefit) for deferred income taxes                      (350,254)            38,465             34,488
    Net index credits, interest credited and product charges on
        interest sensitive and investment-type products               1,351,157            471,429            771,376
    Changes in other assets and liabilities
       Net receivables                                                 (224,128)          (180,378)          (277,572)
       Net payables                                                      29,852            (77,170)            15,816
       Policy benefits and reserves                                     354,693            443,547            180,068
       Other, net                                                       (27,125)            63,732             73,375
                                                                ----------------   ----------------  -----------------
        Net cash provided by operating activities                   $ 1,888,724        $ 1,067,222        $ 1,001,619
                                                                ----------------   ----------------  -----------------

                                       (continued)
  The accompanying notes are in integral part of the consolidated financial statements.

                                            6

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
FOR THE YEARS ENDED DECEMBER 31, 2016, 2015, and 2014
(Amounts in Thousands)
------------------------------------------------------------------------------------------

                                                                                Year ended December 31,
                                                                ------------------------------------------------------
                                                                     2017               2016               2015
                                                                ----------------   ----------------  -----------------

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
    Fixed maturities                                               $  8,161,851       $  8,417,266       $  6,056,586
    Equity securities                                                    58,410            156,643            153,572
    Mortgage loans                                                      637,287            417,589            196,255
    Other invested assets                                               224,786            197,605             79,143
Cost of investments acquired
    Fixed maturities                                                (12,423,736)       (14,867,896)        (8,192,704)
    Equity securities                                                   (43,699)           (92,982)           (51,664)
    Mortgage loans                                                     (500,488)          (593,178)        (1,661,568)
    Derivative instruments                                             (106,770)          (174,632)          (234,002)
    Other invested assets                                              (235,994)          (180,434)           (34,949)
Net change in policy loans                                               (1,270)             1,449              4,376
Net change in short-term investments                                     82,498            488,340           (120,945)
Net change in collateral on derivatives                                  82,349            145,630           (102,798)
Net change in amounts due to/from brokers                                65,175           (206,361)             2,648
                                                                ----------------   ----------------  -----------------
    Net cash used in investing activities                            (3,999,601)        (6,290,961)        (3,906,050)
                                                                ----------------   ----------------  -----------------

FINANCING ACTIVITIES
Receipts from universal life and investment products                  4,569,678          6,915,383          5,128,084
Benefits paid on universal life and investment products              (2,950,587)        (2,607,978)        (2,646,427)
Net change in repurchase agreements and other borrowings                793,125          1,142,070            319,775
Net change in notes payable                                             481,623                  -                  -
Capital contributions received                                           21,325             18,623                  -
Capital contributions received from noncontrolling interest                   -            102,249              8,031
Dividends paid on common stock                                         (387,123)          (202,518)          (123,880)
                                                                ----------------   ----------------  -----------------
    Net cash provided by financing activities                         2,528,041          5,367,829          2,685,583
                                                                ----------------   ----------------  -----------------

Net change in cash                                                      417,164            144,090           (218,848)

Cash at beginning of year                                               295,062            150,972            369,820
                                                                ----------------   ----------------  -----------------

Cash at end of year                                                 $   712,226        $   295,062        $   150,972
                                                                ================   ================  =================

SUPPLEMENTAL INFORMATION
    Cash paid during the year for
    Income taxes                                                    $   164,075        $   262,191        $   200,000
    Interest on other borrowings                                         40,199             14,943              7,259

  The accompanying notes are in integral part of the consolidated financial statements.

                                            7

MIDLAND NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in Thousands)
------------------------------------------------------------------------------------------

                                            20

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization

        Midland  National Life  Insurance  Company and  Subsidiaries  ("Midland  National"
        or the  "Company")  is a wholly  owned  subsidiary  of  Sammons  Financial  Group,
        Inc.   ("SFG").   SFG  is  an  indirect   wholly  owned   subsidiary   of  Sammons
        Enterprises,   Inc.   ("SEI").   Midland   National   has   three   wholly   owned
        subsidiaries.   MNL  Reinsurance   Company  ("MNL  Re")  and  Solberg  Reinsurance
        Company  ("Solberg  Re") are  captive  reinsurance  companies  domiciled  in Iowa.
        Midland  National  Services  Corporation,  LLC  ("MNSC")  is  a  Delaware  Limited
        Liability  Company  created as a wholly owned  subsidiary  of Midland  National to hold agreed  amounts for  payment of facility  fees and other  amounts due under a credit  facility  agreement  that governs a letter of credit  arrangement  between several  SFG  entities  and a  large  commercial  bank.  Midland  National  offers individual  life and annuity  products in 49 states and the  District of Columbia.
        The  Company  is  affiliated   through   common   ownership  with  North  American
        Company   for  Life  and  Health   Insurance   ("North   American")   and  Sammons
        Institutional Group, Inc. ("SIG").

        Basis of presentation

        The  consolidated  financial  statements  have been  prepared in  conformity  with
        accounting   principles  generally  accepted  in  the  United  States  of  America
        ("GAAP")  and  reflect the  consolidation  of the  Company  with its wholly  owned subsidiaries  and  all  entities  for  which  it  holds  a  controlling  financial interest.  Intercompany transactions have been eliminated in consolidation.

        The Company has a financial  interest in several  entities where it is required to determine  whether the entity should be  consolidated  in the Company's  financial statements.  For each  financial  interest,  the  Company  performs an analysis to determine  whether it has a controlling  financial  interest in an entity by first evaluating  whether the entity is a voting interest entity or a variable  interest entity ("VIE").  The analysis requires the evaluation of several  characteristics, including the  determination of whether an entity has sufficient equity at risk to allow it to adequately  finance its activities,  the  determination of whether the party with the power to direct the activities of the entity has equity  investment at risk in the  entity,  and  whether  the  equity  investment  at risk  lacks the obligation to absorb  expected  losses or the right to receive  expected  residual returns.

        Voting  interest  entities are entities in which the total  equity  investment  at risk is  sufficient to enable the entity to finance its  activities  independently and the equity holders have the obligation to absorb losses,  the right to receive residual returns,  and the right to make decisions about the entity's  activities.
        The  usual  condition  for  a  controlling  financial  interest  in an  entity  is ownership of a majority voting  interest.  Accordingly,  the Company  consolidates voting interest entities in which it has a majority voting interest.

        If an entity is  determined  to be a VIE, the next step is the  identification  of the  primary  beneficiary  of the VIE. An  enterprise  is deemed to be the primary beneficiary  of a VIE if it has both (i) the power to direct the activities of the entity that most significantly  impact the VIE's economic success and (ii) has the obligation  to  absorb  losses or  receive  benefits  that  could  potentially  be significant  to  the  VIE.  The  Company  determines  whether  it is  the  primary beneficiary  of a VIE by performing an analysis that  principally  considers:  (i)
        the VIE's  purpose and design,  including the risks the VIE was designed to create and  pass  through  to its  variable  interest  holders,  (ii) the  VIE's  capital structure,  (iii) the terms between the VIE and its variable  interest holders and other parties  involved with the VIE, (iv) which  variable  interest  holders have the power to direct the activities of the VIE that most  significantly  impact the
        VIE's  economic  performance,   (v)  which  variable  interest  holders  have  the
        obligation  to absorb  losses or the right to receive  benefits  from the VIE that
        could   potentially   be   significant   to  the  VIE  and  (vi)   related   party
        relationships.  The  party  that  is  the  primary  beneficiary  consolidates  the
        financial   results  of  the  VIE.  The  Company  will   continue  to  assess  its
        investments  on  an  ongoing  basis  as   circumstances   may  change  whereby  an
        entity  could be  determined  to be a VIE.  The  Company  could  become a  primary beneficiary in such a VIE, or an entity's  characteristics could change whereby it
        is  no  longer  a  VIE.  All  of  these  situations   could   potentially  have  a
        corresponding  impact  on  the  Company's   consolidated   financial   statements.
        When the Company does not have a controlling  financial  interest in an entity but exerts  significant  influence over the entity's  operating and financial policies
        (generally  defined  as  owning  a  voting  interest  of 20% to  50%)  and  has an
        investment   in  common  stock  or   in-substance   common   stock,   the  Company
        primarily  accounts for its investment using the equity method of accounting.  For certain  limited  partnerships,  the threshold for the equity method of accounting is 5%.

        See Note 7 for  further  discussion  related  to the  Company's  involvement  with
        VIEs.

        Use of estimates

        The  preparation  of  financial   statements  in  conformity  with  GAAP  requires
        management   to  make   estimates  and   assumptions   that  affect  the  reported
        amount  of  assets  and  liabilities  and  disclosure  of  contingent  assets  and liabilities at the date of the financial  statements  and the reported  amounts of revenues and expenses  during the reporting  period.  Actual  results could differ significantly from those estimates.

        The  most  significant  areas  which  require  the use of  management's  estimates
        relate  to  the   determination  of  the  fair  values  of  financial  assets  and liabilities,  derivatives  and derivative  instruments,  impairment of securities, income taxes,  deferred policy acquisition costs ("DAC"),  present value of future profits of acquired  businesses  ("PVFP"),  deferred  sales  inducements  ("DSI"), reinsurance receivables and policy benefit reserves.

        Interest rate risk

        The  Company  is  subject to the risk that  interest  rates will  change and cause
        changes   in   investment   prepayments   and   changes   in  the   value  of  its
        investments.  Policyholder  persistency  is also  affected  by changes in interest rates.  The Company  manages its interest  rate risk by  monitoring  its asset and liability  durations  within a predetermined  range. It will mitigate this risk by rebalancing  assets  when  it  approaches  the  boundaries  of the  pre-determined range.  To the extent that  fluctuations  in  interest  rates cause the cash flows
        and  duration  of  assets  and   liabilities   to  differ  from  product   pricing
        assumptions,  the  Company  may have to sell assets  prior to their  maturity  and realize a loss.

        Liquidity risk

        Market  conditions for fixed income  securities  could be such that illiquidity in the markets  could make it difficult  for the Company to sell  certain  securities and generate cash to meet  policyholder  obligations.  Management  believes it has adequate liquidity in its investment  portfolio and other sources of funds to meet any future policyholder obligations.

        Counterparty risk

        The  Company  enters  into  derivative  and  repurchase  agreements  with  various financial institution  counterparties.  The Company is at risk that any particular counterparty will fail to fulfill its obligations  under  outstanding  agreements.
        The  Company  generally  limits  this  risk  by  selecting   counterparties   with
        long-standing  performance  records and with credit  ratings of "A" or above.  The amount of exposure to each  counterparty is essentially  the net replacement  cost or fair value for such agreements with each counterparty,  as well as any interest due the Company from the last interest  payment period less any collateral  posted by the counterparty.

        Fair value of financial assets, financial liabilities, and financial instruments

        The Company can elect an option to record at fair value certain  financial  assets and financial  liabilities.  The election is  irrevocable  and is made contract by contract.  The Company  has  elected to utilize the fair value  option for certain fixed maturity investments designated as hybrid instruments.

        Fair  value  estimates  are  significantly   affected  by  the  assumptions  used,
        including  discount rates and estimates of future cash flows.  Although fair value
        estimates  are  calculated  using   assumptions   that  management   believes  are
        appropriate,   changes  in  assumptions   could  cause  these  estimates  to  vary
        materially.   In  that  regard,   the  derived  fair  value  estimates  cannot  be
        substantiated  by  comparison  to  independent  markets and, in some cases,  could not be realized in the immediate settlement of the instruments.  Accordingly,  the
        aggregate  fair  value  amounts   presented  in  Note  3  may  not  represent  the
        underlying value to the Company.

        The Company uses the following  methods and  assumptions  in  estimating  the fair value of its financial instruments:

        Available-for-sale securities

        Fair value for fixed  maturity and equity  securities is obtained  primarily  from independent  pricing  sources,  broker  quotes and fair  value/cash  flow  models.
        Fair value is based on quoted market prices,  where available.  For securities not actively  traded,  fair value is estimated using values obtained from  independent pricing  services or broker  quotes.  When values are not  available  from pricing services  or  broker  quotes,  such  as  private  placements  including  corporate securities,  asset-backed securities,  commercial  mortgage-backed and residential
        mortgage-backed   securities,   fair  value  may  be  estimated   by   discounting
        expected  future cash flows using a current  market rate  applicable to the yield, credit quality and maturity of the investments.

        Mortgage loans

        Fair value for  mortgage  loans is  estimated  using a  duration-adjusted  pricing methodology  that  reflects  changes  in market  interest  rates and the  specific interest-rate  sensitivity  of each  mortgage.  Price  changes  derived  from  the
        monthly   duration-adjustments  are  applied  to  the  mortgage  portfolio.   Each
        mortgage  modeled is assigned a spread  corresponding  to its risk profile.  These spreads are adjusted for current  market  conditions.  Fair value is also adjusted by internally generated illiquidity and default factors.

        Short-term investments

        The fair value amounts for  short-term  investments,  which  primarily  consist of money  market  funds,  direct  reverse  repurchase  agreements,  certain  interest bearing deposits held by various  commercial banks,  certificates of deposit,  and
        fixed  income   securities   acquired   with  less  than  one  year  to  maturity,
        approximates carrying value due to their short-term nature.

        Derivative instruments

        Fair  value for  options is based on  internal  financial  models or  counterparty
        quoted   prices.   Variation   margin   accounts,   consisting  of  cash  balances
        applicable to open futures  contracts,  held by counterparties are reported at the cash balances,  which is equal to fair value.  Fair value for interest rate swaps, interest rate floors,  interest  rate caps,  foreign  currency  forwards and other derivatives  is based on  exchange  prices,  broker  quoted  prices or fair values provided by the counterparties.

        Other invested assets

        Other  invested  assets  consist  primarily of limited  partnerships.  The Company measures  the fair  value of  limited  partnerships  on the basis of the net asset value per share of the  investment  (or its  equivalent) if the net asset value of the investment (or its  equivalent) is calculated in a manner  consistent with the
        measurement   guidance  issued  by  the  Financial   Accounting   Standards  Board
        ("FASB") for investment companies as of the reporting entity's measurement date.

        Reinsurance receivables - embedded derivatives from reinsurance ceded

        Fair value for embedded  derivatives  related to  coinsurance  with funds withheld treaties  for  indexed  annuities  is  determined  based  on  fair  values  of the financial  instruments in the funds withheld  portfolios and on models the Company has developed to estimate the fair values of the liabilities ceded.

        Fair value for the embedded  derivative  related to a modified  coinsurance treaty for multi-year  guaranteed  annuities is based on the difference  between the fair value and the cost basis of the financial instruments  applicable to the Company's modified coinsurance agreement.

        Separate account assets

        Separate  account  assets are reported at fair value in the  consolidated  balance sheets based on quoted net asset values of the underlying mutual funds.

        Policyholder account balances

        Fair value for the Company's  liabilities for investment-type  insurance contracts is estimated using two methods.  For those contracts  without a defined  maturity, the fair value is  estimated  as the  amount  payable  on demand  (cash  surrender value).  For those contracts with known maturities,  fair value is estimated using discounted  cash flow  calculations  using interest rates  currently being offered for  similar  contracts  with  maturities  consistent  with  the  contracts  being
        valued.   The  reported   value  of  the   Company's   investment-type   insurance
        contracts   includes  the  fair  value  of  indexed  life  and  annuity   embedded
        derivatives  which are calculated using discounted cash flow valuation  techniques based on current interest rates adjusted to reflect credit risk and risk margin.

        Notes payable

        The fair value of the Company's  notes  payable is derived from a discounted  cash flow model using current market rates applicable to the yield,  credit quality and maturity of the notes.

        Repurchase   agreements,   other   borrowings   and   collateral   on   derivative
        instruments

        The fair value of the  Company's  repurchase  agreements is tied to the fair value of the  underlying  collateral  securities.  The fair  value  of other  borrowings which  consists  of  borrowings  from the  Federal  Home Loan  Bank of Des  Moines
        ("FHLB"),  approximates  its reported  value due to its short  maturity.  The fair value of collateral on derivative instruments  approximates the carrying value due to the short-term nature of the investment.  These  investments  primarily consist of cash and fixed income securities.

        Investments and investment income

        Available-for-sale securities

        The  Company is required to classify  its fixed  maturity  investments  (bonds and
        redeemable    preferred    stocks)    and   equity    securities    (common    and
        non-redeemable  preferred  stocks)  into  three  categories:  securities  that the
        Company  has  the  positive  intent  and the  ability  to  hold  to  maturity  are classified as "held-to-maturity;"  securities that are held for current resale are
        classified   as  "trading   securities;"   and   securities   not   classified  as
        held-to-maturity     or    as    trading     securities    are    classified    as
        "available-for-sale."  Investments  classified  as trading  or  available-for-sale are  required  to be reported at fair value in the  consolidated  balance  sheets.
        The Company currently has no securities classified as held-to-maturity or trading.

        Available-for-sale  securities  are  carried  at fair  value  with the  unrealized holding gains  (losses) and non-credit  related  impairment  losses  included as a component  of  other  comprehensive  income  (loss)  ("OCI")  in the  consolidated
        statements   of   comprehensive   income.   OCI  is   reported   net  of   related
        adjustments to intangibles  (primarily DAC, DSI,  unearned  revenue  liability and future policy  benefits),  deferred income taxes,  and the accumulated  unrealized holding  gains  (losses)  on  securities  sold which are  released  into income as realized investment gains (losses).

        For   collateralized    mortgage    obligations   ("CMOs")   and   mortgage-backed
        securities,  the  Company  recognizes  income  using a  constant  effective  yield
        based  on  anticipated   prepayments  and  the  estimated  economic  life  of  the
        securities.  When actual  prepayments  differ from  anticipated  prepayments,  the
        effective   yield  is   recalculated  to  reflect  actual  payments  to  date  and anticipated  future  payments.  The net  investment in the security is adjusted to the amount  that would  have  existed  had the new  effective  yield been  applied since  the  acquisition  of the  security.  This  adjustment  is  included  in net
        investment   income.   Included  in  this  category  is  approximately   $209,861,
        $178,756  and  $168,153 of  mortgage-backed  securities  that are all or partially collateralized  by  sub-prime  mortgages  at  December  31,  2017,  2016 and 2015, respectively.  A  sub-prime  mortgage  is defined  as a mortgage  with one or more of the following  attributes:  weak credit score, high debt-to-income  ratio, high loan-to-value  ratio or  undocumented  income.  At  December  31,  2017,  2016 and
        2015,  100%,  99%  and  98%,   respectively  of  the  Company's   securities  with
        sub-prime exposure were rated as investment grade.

        Mortgage loans

        Mortgage loans consist  principally  of commercial  mortgage loans and are carried at the  adjusted  unpaid  balances.  The  Company's  lending  policies  allow  for primarily  first-lien  mortgages  that  generally  do not  exceed  77% of the fair market value of the property  allowing for sufficient  excess collateral to absorb losses  should the Company be required to  foreclose  and take  possession  of the collateral.  The  mortgage  portfolio  invests  primarily  in larger  metropolitan areas  across  the U.S.  and is  diversified  by type of  property.  Property  and casualty  insurance  is required on all  properties  covered by mortgage  loans at least  equal to the  excess  of the loan  over the  maximum  loan  which  would be
        permitted  by  law  on  the  land  without  the  buildings.   Interest  income  on
        non-performing loans is generally recognized on a cash basis.

        Policy loans

        Policy loans are carried at unpaid principal  balances,  which are approximates of fair value.

        Short-term investments

        Short-term  investments  primarily  consist of money market funds,  direct reverse
        repurchase   agreements,   certain  interest  bearing  deposits  held  by  various
        commercial banks, certificates of deposit, and fixed income securities,  stated at amortized cost, acquired with less than one year to maturity.

        Derivative instruments

        Derivative  instruments  consist  of  options,   futures,  interest  rate  floors,
        interest  rate  caps,   foreign   currency   forwards  and  interest  rate  swaps.
        Derivative instruments are reported at fair value.

        Other invested assets

        Other invested assets are primarily comprised of limited  partnerships and certain investments  held by VIE's in  situations  where the Company  has been  determined to be the primary  beneficiary.  Limited  partnerships are reported on the cost or equity  method of accounting  depending on the  respective  ownership  percentage, ability to control or  election  to apply fair value  accounting.  In most  cases, the carrying  amounts  represent  the Company's  share of the entity's  underlying equity reported in its balance sheet.

        Other-than-temporary impairment losses

        The  Company  reviews  its  investments  to  determine  if  declines  in value are other-than-temporary.  If the fair  value  of a fixed  maturity  is less  than its amortized  cost basis or an equity  security is less than its original  cost basis at the balance  sheet date,  the Company  must assess  whether the  impairment  is other-than-temporary.

        The  Company  evaluates  factors in its  assessment  of whether a decline in value is  other-than-temporary.  Some of the  factors  evaluated  include  the  issuer's ability  to pay  the  amounts  due  according  to  the  contractual  terms  of the investment,  the length of time and magnitude by which the fair value is less than amortized cost, adverse conditions  specifically related to the security,  changes to the  rating of the  security  by a rating  agency,  changes  in the  quality of underlying  credit  enhancements  and  changes in the fair  value of the  security subsequent to the balance sheet date.

        For fixed income  securities,  when an  other-than-temporary  impairment  ("OTTI")
        has  occurred,  the amount of the  impairment  charged  against  earnings  depends on whether the Company  intends to sell the  security or more likely than not will be required to sell the security  before  recovery of its amortized cost basis. If the Company  intends to sell the security or more likely than not will be required to sell the  security  before  recovery of its  amortized  cost basis,  the entire impairment  is  recognized  as a charge  against  earnings.  If the  Company  does not  intend to sell the  security  and it is not more  likely  than not it will be required to sell the security  before  recovery of its amortized  cost basis,  the impairment  is  bifurcated  into a credit  related loss and a  non-credit  related loss. The credit  related loss is measured as the  difference  between the present value of cash flows  expected to be collected  from the debt security and the debt security's  amortized  cost.  The amount of the credit  related loss is recognized as a charge against  earnings.  The difference  between the unrealized loss on the impaired debt  security and the credit  related loss charged  against  earnings is the non-credit related loss that is recognized in OCI.

        The  Company  uses a single  best  estimate  of cash flows  approach  and uses the effective  yield prior to the date of impairment to calculate the present value of
        cash  flows.   The   Company's   assumptions   for   residential   mortgage-backed
        securities,    commercial   mortgage-backed    securities,    other   asset-backed
        securities  and  collateralized   debt  obligations  include  collateral  pledged,
        scheduled  interest payments,  default levels,  delinquency rates and the level of nonperforming  assets for the remainder of the  investments'  expected  term.  The
        Company's  assumptions for corporate and other fixed maturity  securities  include scheduled  interest  payments and an estimated  recovery  value,  generally  based on a percentage return of the current market value.

        After  an  other-than-temporary  impairment,  the  new  cost  basis  is the  prior amortized  cost less the credit  loss.  The adjusted  cost basis is generally  not adjusted for  subsequent  recoveries  in fair value.  However,  if the Company can reasonably  estimate  future cash flows after an  other-than-temporary  impairment and the expected cash flows  indicate some or all of the credit  related loss will be  recovered,  the discount or reduced  premium  recorded is  amortized  over the remaining  life of the security.  Amortization  in this instance is computed using the  prospective  method and is  determined  based on the current  estimate of the amount and timing of future cash flows.

        For equity securities,  an  other-than-temporary  impairment has occurred when the
        Company  determines  that it does not  have  the  ability  or  intent  to hold the security until a recovery of the original cost or the Company  determines that the security  will not recover to original  cost within a  reasonable  amount of time.
        The  Company  determines  what  constitutes  a  reasonable  amount  of  time  on a security by security basis by  considering  all available  evidence  including the length of time and  magnitude by which the fair value of the security is less than original cost.

        During  2017,  2016  and  2015,  the  Company   recorded   $12,740,   $83,433  and
        $120,462,  respectively,  of realized losses as a result of OTTI. These losses are included  in net  impairment  loss  recognized  in  earnings  in the  consolidated statements of income.

        Investment income

        Investment  income is recorded  when earned and includes  interest  and  dividends
        received  and  accrued,   amortization  of  purchased  premium  and  discounts  on
        securities,  certain  proceeds from  derivatives  and equity earnings from limited
        partnerships.   Dividends  are  recorded  on  the  ex-dividend  date.   Investment
        expenses are reported as a reduction in investment income.

        Net realized investment gains (losses)

        Net realized  investment  gains  (losses) are  determined on the basis of specific identification of the investments.

        See Note 4 for further  discussion of the  Company's  investments  and  investment income.

        Cash

        Cash  consists of deposits  held by various  commercial  and  custodial  banks and represent short term, highly liquid investments,  which are readily convertible to cash.  The  Company  treats  certain  accounts  held by various  commercial  banks
        and  money   market   accounts  as   short-term   investments.   The  Company  has
        deposits  with  certain  financial  institutions  which exceed  federally  insured
        limits.  The  Company  has  reviewed  the   creditworthiness  of  these  financial
        institutions and believes there is minimal risk of material loss.

        Derivatives and derivative instruments

        The Company uses  derivative  instruments  to manage its fixed  indexed and policy obligation  interest  guarantees and interest rate and credit risks  applicable to its  investments.  To mitigate these risks,  the Company enters into interest rate agreements,  interest  rate floors,  interest  rate caps,  futures  contracts  and equity  indexed  call and put  options.  To  qualify  for  hedge  accounting,  the
        Company  is  required  to  formally  document  the  hedging  relationship  at  the
        inception  of  each  derivative  transaction.   This  documentation  includes  the
        specific  derivative  instrument,  risk management  objective,  hedging  strategy,
        identification   of  the  hedged  item,   specific   risk  being  hedged  and  how
        effectiveness  will  be  assessed.  To  be  considered  an  effective  hedge,  the derivative  must be highly  effective in offsetting  the  variability  of the cash flows  or  the  changes  in  fair  value  of the  hedged  item.  Effectiveness  is evaluated  on a  retrospective  and  prospective  basis.  As of December 31, 2016, the Company had no  derivatives  that  qualify as  effective  hedges.  The Company
        also  uses  foreign   currency   forwards  to  protect  itself  against   currency
        fluctuations between trade and settlement dates on foreign financial instruments.

        Derivative  instruments are carried at fair value, with changes in derivative fair value  related  to  non-hedge  derivatives  reflected  as net  gains  (losses)  on derivatives and derivative instruments in the consolidated statements of income.

        The  Company   has  certain   reinsurance   arrangements   and  fixed   maturities
        containing embedded  derivatives due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor.

        The  agreements  between the Company and its  derivatives  counterparties  require the posting of  collateral  when the market  value of the  derivative  instruments exceeds  the cost of the  instruments.  Under  guidelines  implemented  under  the
        Dodd-Frank  Wall  Street  Reform  and  Consumer  Protection  Act,  the  Company or
        its  counterparties  are required to post initial and variation margin  collateral for certain swap  derivatives  entered into on or after June 10, 2013.  Collateral posted by  counterparties  is reported in the consolidated  balance sheets in cash and fixed income securities with a corresponding  liability reported in repurchase agreements, other borrowings and collateral on derivative instruments.

        See Note 5 for further  discussion of the  Company's  derivatives  and  derivative instruments.

        Accrued investment income

        Accrued  investment  income  consists  of  amounts  due  on  invested  assets.  It excludes amounts the Company does not expect to receive.

        Deferred  policy  acquisition  costs  and  present  value  of  future  profits  of acquired businesses

        Policy  acquisition  costs  that vary  with,  and are  related  to the  successful acquisition  of new and renewal  insurance  contracts  are  deferred to the extent that such costs are deemed  recoverable  from  future  profits.  The costs  result directly  from and are  essential to the contract  transaction  and would not have been  incurred by the Company had the  contract  transaction  not  occurred.  Such costs include  commissions,  policy issuance,  underwriting and medical inspection fees.  For  traditional  insurance  policies,  such costs are  amortized  over the estimated  premium  paying  period of the related  policies in  proportion  to the ratio of the annual premium revenues to the total  anticipated  premium  revenues.
        For interest sensitive  policies,  these costs are amortized over the lives of the policies in relation to the present value of actual and estimated  gross  profits.
        Recoverability  of DAC is evaluated  on an annual  basis by comparing  the current estimate of future profits to the unamortized asset balance.

        The PVFP  represents  the portion of the  purchase  price of blocks of  businesses that was allocated to the future  profits  attributable  to the insurance in force at the dates of  acquisition.  The PVFP is amortized in relationship to the actual and expected  emergence of such future  profits.  Based on current  conditions and assumptions as to future  events,  the Company  expects to amortize  ($3),  ($15),
        ($1),  $18 and $53 of the existing  PVFP over the next five years.  Recoverability of the PVFP is evaluated  periodically by comparing the current estimate of future profits to the unamortized asset balance.

        See Note 9 for further discussion of the Company's DAC and PVFP.

        Deferred sales inducements

        The  Company   defers   certain  sales   inducement   costs.   Sales   inducements
        consist  of  premium  bonuses  and  bonus  interest  on  the  Company's  life  and
        annuity   products.   The  Company   accounts   and  reports  for  certain   sales
        inducements   whereby   capitalized   costs  are   reported   separately   in  the
        consolidated  balance  sheets  and  the  amortization  of  the  capitalized  sales inducements  is  reported as a separate  component  of  insurance  benefits in the consolidated statements of income in accordance with authoritative guidance.

        See Note 9 for further discussion of the Company's DSI.

        Adjustments  of  DAC,  DSI,  and  PVFP  are  made  periodically  upon  changes  to
        current  or  estimates  of  future  gross   profits  on  interest   sensitive  and
        investment-type products to be realized from a group of policies.

        To the extent that  unrealized  investment  gains or losses on  available-for-sale securities would result in an adjustment to the amortization  pattern of DAC, DSI, and PVFP had those gains or losses  actually been realized,  the  adjustments  are recorded  directly  to  stockholders'  equity  through  OCI  as an  offset  to the unrealized investment gains or losses on available-for-sale securities.

        Reinsurance receivables

        Liabilities ceded to reinsurance  companies and receivables related to obligations
        due  from  those   reinsurers   to  the  Company  are   reported  as   reinsurance
        receivables.  Funds withheld liabilities and embedded derivatives  associated with certain annuity  coinsurance  with funds withheld  agreements are also reported as reinsurance  receivables  in the  consolidated  balance  sheets.  The Company uses reinsurance  for risk  mitigation  on life and  annuity  products  and, in certain cases,  capital  relief.  The  Company  generally  reinsures  the  excess  of each individual  risk over $1,000 on ordinary life policies in order to spread its risk of loss. The Company  remains  contingently  liable for the  liabilities  ceded in the  event  the  reinsurers  are  unable  to  meet  their  obligations  under  the reinsurance  agreements.  To limit the  possibility  of such  losses,  the Company
        evaluates   the   financial   condition  of  its   reinsurers   and  monitors  its
        concentration  of credit risk.  The Company  generally  reinsures  with  companies rated "A" or  better by A.M.  Best.  The  Company  monitors  these  ratings  on an on-going  basis  as it is at risk  that a  reinsurer  may be  downgraded  after an agreement has been entered.

        Separate account assets and liabilities

        The  separate  accounts  held  by  the  Company  are  funds  on  which  investment income and gains or losses accrue  directly to certain  policyholders.  The assets of these  accounts  are legally  separated  and are not subject to the claims that may arise out of any other  business  of the  Company.  The  Company  reports  its separate  account  assets  at fair  value.  The  underlying  investment  risks are assumed by the  policyholders.  The Company  records the  related  liabilities  at amounts equal to the fair value of the  underlying  assets.  The Company  reflects these assets and  liabilities in separate  account  assets and  liabilities in the
        consolidated   balance   sheets.   The   Company   reports  the  fees  earned  for
        administrative  and policyholder  services  performed for the separate accounts as a component of other income in the consolidated statements of income.

        Policyholder liabilities

       Policyholder account balances

        Policyholder  account  balances for  annuity,  universal  life and other  interest sensitive life insurance and investment  contracts,  reported in the  consolidated
        balance   sheets   as   policyholder   account   balances   of   $45,324,064   and
        $41,782,958  at December 31, 2017 and 2016,  respectively,  are  determined  using the  retrospective  deposit method.  Policyholder  account balances consist of the
        policyholder   deposits  and  credited  interest  and  fixed  index  credits  less surrender  charges  as well as charges  for  mortality  and policy  administrative expenses.  Interest  crediting  rates ranged  primarily from 0.5% to 6.45% in 2017 and 2016.  For annuity and life  contracts  with returns  linked to performance of an underlying  market index,  policyholder  reserves equal the combined fair value of the embedded derivative and the guaranteed component of the contract.

       Policy benefit reserves

        Policy benefit  reserves for traditional life insurance  policies  reported in the
        consolidated   balance  sheets  of  $1,983,941  and  $1,780,044  at  December  31,
        2017 and 2016,  respectively,  generally  are  computed  by the net level  premium method  based on estimated  future  investment  yield,  mortality,  morbidity  and withdrawals  that  were  appropriate  at the  time the  policies  were  issued  or acquired.  Interest  rate  assumptions  ranged  from  5.50%  to  9.00% in 2017 and
        5.70% to 9.00% in 2016.

        Included  in  the  Company's   policyholder   account  value  and  policy  benefit
        reserves are additional  reserves held for certain long duration  contracts  where benefit  features result in gains in early years followed by losses in later years as well as  additional  reserves for  annuities  with certain  guaranteed  minimum withdrawal or guaranteed minimum death benefits.

        Policy claims and benefits

        The liability  for policy  claims and benefits  payable  includes  provisions  for reported claims and estimates for claims  incurred but not reported,  based on the terms  of the  related  policies  and  contracts  and on prior  experience.  Claim liabilities  are based on  estimates  and are  subject to future  changes in claim severity and  frequency.  Estimates  are  periodically  reviewed  and  adjustments are reflected in benefits incurred in the consolidated statements of income.

        Recognition of traditional life insurance revenue and policy benefits

        Traditional  life  insurance  products  include  those  products  with  fixed  and guaranteed  premiums and  benefits.  Life  insurance  premiums are  recognized  as premium  income  when due.  Benefits  and  expenses  are  associated  with  earned premiums  so as to  result  in  recognition  of  profits  over  the  life  of  the contracts.  This  association is accomplished by means of the provision for policy benefit reserves and the amortization of DAC.

        Recognition   of  revenue  and  policy   benefits  for  interest   sensitive  life
        insurance products and investment contracts ("interest sensitive policies")

        Interest  sensitive  policies are issued on a periodic and single  premium  basis.
        Amounts  collected  are  credited  to  policyholder  account  balances.   Revenues
        from interest sensitive policies consist of charges assessed against  policyholder account balances for the cost of insurance,  policy administration,  and surrender charges.  Revenues  also  include  investment  income  related to the  investments that support the policyholder  account  balances.  Policy benefits and claims that are  charged  to  expense  include  benefits  incurred  in the period in excess of related  policyholder  account balances.  Benefits also include interest and fixed index amounts credited to the account balances.

        Repurchase agreements

        As  part  of  its  investment   strategy,   the  Company  enters  into  repurchase
        agreements   to   increase   the   Company's   investment   return.   The  Company
        accounts  for  these  transactions  as  secured   borrowings,   where  the  amount
        borrowed  is tied to the  fair  value  of the  underlying  collateral  securities.
        Repurchase   agreements   involve  a  sale  of  securities  and  an  agreement  to
        repurchase  the same  securities at a later date at an  agreed-upon  price.  As of
        December   31,   2017  and   2016,   there   were   $3,830,038   and   $3,549,703,
        respectively,   of  such   agreements   outstanding.   The  collateral  for  these
        agreements is reported in fixed maturities in the consolidated balance sheets.

        Income taxes

        Midland  National  files  a  consolidated  Federal  income  tax  return  with  its
        wholly-owned  subsidiaries,   MNL  Re  and  Solberg  Re.  The  Company  recognizes
        deferred  income tax assets and  liabilities  for the expected  future tax effects attributable  to temporary  differences  between the  financial  statement and tax return  bases of assets and  liabilities,  based on enacted tax rates  expected to apply to  taxable  income  in the  periods  in which  the  deferred  tax  asset or liability  is expected  to be  realized or settled.  The effect of a change in tax laws or rates on deferred tax assets and  liabilities  is  recognized in income in the period in which such  change is  enacted.  Deferred  tax assets are reduced by a valuation  allowance  if it is more likely than not that all or some  portion of the deferred tax assets will not be realized.

        If applicable,  the Company's liability for income taxes would include a liability for  unrecognized  tax benefits,  interest and penalties which relate to tax years still  subject to review by the IRS or other  taxing  jurisdictions.  The  Company recognizes tax benefits only on tax positions  where it is more likely than not to prevail if reviewed by the IRS or another taxing authority.

        Comprehensive income

        Comprehensive   income  for  the  Company  includes  net  income  and  OCI,  which
        includes  changes  in  pension  liability  and  post-retirement   liability,   net
        unrealized  investment  gains  (losses)  on  available-for-sale   securities,  and
        non-credit portion of OTTI losses.

2.      EFFECTS OF NEW AUTHORITATIVE GUIDANCE

        Recently adopted authoritative guidance

        Simplifying the Presentation of Debt Issuance Costs

        In April 2015,  the FASB issued  guidance  requiring  changes to the balance sheet presentation  of debt  issuance  costs.  The change  requires  that debt  issuance costs be presented in the balance  sheet as a direct  deduction  from the carrying amount of the related debt liability.  The new guidance became  effective  January
        1, 2016 and  retrospective  application  is required.  The guidance did not have a material impact on the Company's financial statements.

        Consolidation

        In  February  2015,  the FASB  issued  an  update  to the  consolidation  guidance
        regarding  VIEs.  The  updated  guidance   changed  the  evaluation   process  and
        criteria in determining  whether an identified VIE is required to be  consolidated in the  Company's  consolidated  financial  statements  and  disclosures.  The new guidance  was  effective  beginning  January  1, 2016.  Implementation  of the new guidance  did not result in any changes to the  consolidation  conclusions  on any
        VIEs.

        Disclosures  for  Investments  in Certain  Entities that Calculate Net Asset Value per Share

        In  May  2015,  the  FASB  issued   guidance  which  removes  the  requirement  to
        categorize  within the fair value  hierarchy all  investments for which fair value is  measured  using the net asset  value per share  practical  expedient.  The new guidance  was  effective  beginning  January 1, 2016.  The guidance did not have a material impact on the Company's financial statements.

        Reclassification  of Certain  Tax Effects  from  Accumulated  Other  Comprehensive
        Income

        In  February  2018,  the  FASB  issued  updated  guidance  which  permits  for the reclassification  of stranded tax effects resulting from the Tax Cuts and Jobs Act
        ("TCJA").   The  TCJA  was  enacted  on  December   22,  2017  and   provides  for
        significant  changes to U.S.  tax law,  including  a  reduction  of the  corporate income  tax rate from 35% to 21%,  effective  in 2018.  The  effect of a change in income  tax rates on  deferred  tax  assets  and  liabilities  is  required  to be recognized  in  income  on the date of  enactment,  even if the  deferred  tax was originally  recorded in  accumulated  other  comprehensive  income  ("AOCI").  The update allows an entity to  reclassify  the stranded tax effects  attributable  to the  difference  between  historical  and  enacted tax rates from AOCI to retained earnings.  The update is  required  to be  adopted no later than  January 1, 2019, and early  adoption  is  permitted  for any  interim  or annual  period  for which financial  statements  have not yet been  filed.  We elected  to early  adopt this update for the year ending December 31, 2017;  accordingly,  we have  reclassified
        $261,456 of deferred income tax expense from AOCI to retained earnings.

        Recently issued authoritative guidance

        Recognition and Measurement of Financial Assets and Financial Liabilities

        In January 2016, the FASB issued  updated  guidance  regarding the  recognition of
        financial  assets  and   liabilities.    The  updated  guidance   requires  equity
        investments  (except  those  accounted  for under the equity  method of accounting or those that result in  consolidation)  to be measured at fair value with changes
        in fair  value  recognized  in net  income.   The  guidance  also  eliminates  the
        requirement to disclose fair value of financial  instruments measured at amortized cost as well as  requires  the  separate  presentation  of  financial  assets  and liabilities  by  measurement  category and form of financial  asset on the balance sheet.  The new  guidance  will be  effective  beginning  January 1, 2018 and will
        require a  cumulative  effect  adjustment  to retained  earnings.   The Company is
        currently  assessing the impact of the new guidance on its consolidated  financial statements.

        Lease Accounting

        In February 2016,  the FASB issued  guidance that will require  recognizing  lease assets and  liabilities  on the balance sheet as well as enhanced  disclosures  on leasing  arrangements.  The  guidance  is  effective  beginning  January  1, 2019.
        The  Company  is  currently  assessing  the  impact  of the  new  guidance  on its consolidated financial statements.

        Measurement of Credit Losses on Financial Instruments

        In June 2016,  the FASB issued  guidance  that  changes the  impairment  model for loans,  available-for-sale  securities  as well as  reinsurance  receivables.  The model for loans and other  receivables  is moving from an  incurred  loss model to an expected loss model.  The  impairment  model for available for sale  securities is similar  to  current  GAAP,  however  credit  losses  will be  presented  as an allowance  that  can be  reversed  if  credit  improves.  The  new  guidance  also eliminates  the use of the length of time an available  for sale security has been in an  unrealized  loss  position in order to avoid  recording a credit loss.  The new  guidance  will be  effective  January  1,  2020.  The  Company  is  currently
        assessing  the  impact  of  the  new  guidance  on  its   consolidated   financial
        statements.

        Statement of Cash Flows

        In August  2016,  the FASB issued  guidance  that  provides  clarification  on the classification  of certain cash  receipts  and  payments in the  statement of cash flows.  The  guidance  will be  effective  January 1, 2018.  The Company  does not expect the adoption of this update to have a material  impact on its  consolidated financial statements.

        Statement of Cash Flows - Restricted Cash

        In November  2016, the FASB issued  guidance  requiring  restricted  cash and cash
        equivalents  be  included  with  cash  and  cash   equivalents   when  reconciling
        beginning  and  ending  cash in the  consolidated  statement  of cash  flows.  The guidance  will be  effective  January 1,  2018.  The  Company  does not expect the adoption of this update to have a material  impact on its  consolidated  financial statements.

        Receivables - Nonrefundable Fees and Other Costs

        In March  2017,  the FASB issued  guidance  requiring  amortization  of premium on certain  callable  securities  to the earliest  call date.  The  guidance  will be effective  January 1, 2019.  The Company is currently  assessing the impact of the new guidance on its consolidated financial statements.

3.      FAIR VALUE OF FINANCIAL INSTRUMENTS

       The carrying  value and fair value of the Company's  financial  instruments  are as follows:

                                                                      December 31,
                                               ---------------------------------------------------------
                                                            2017                         2016
                                               ----------------------------  ---------------------------
                                                 Carrying                     Carrying
                                                  Value        Fair Value       Value       Fair Value
                                               -------------  -------------  ------------  -------------
Financial assets:
   Available-for-sale:
   Fixed maturities                            $ 48,400,031   $ 48,400,031  $ 42,823,366   $ 42,823,366
   Equity securities                                408,463        408,463       409,220        409,220
   Mortgage loans                                 4,427,220      4,390,128     4,563,756      4,499,348
   Short-term investments                           231,459        231,459       313,957        313,957
   Derivative instruments                           859,530        859,530       554,374        554,374
   Other invested assets                            905,661        908,242       827,759        833,610
   Reinsurance receivables:
   Investment-type insurance contracts ceded        727,068        684,875       967,647        885,207
   Separate account assets                        1,925,879      1,925,879     1,572,457      1,572,457

Financial liabilities:
   Policyholder account balances:
   Investment-type insurance contracts           35,900,742     32,522,734    33,737,182     30,865,842
   Repurchase agreements, other borrowings
     and collateral on derivative instruments     6,429,868      6,429,868     5,554,394      5,554,394
   Notes payable                                    993,716      1,048,869       499,828        369,093
   Other liabilities - derivative instruments       148,925        148,925        21,364         21,364

        Fair value measurements

        Fair value is based on an exit  price,  which is the price that would be  received to sell an  asset  or paid to  transfer  a  liability  in an  orderly  transaction between  market  participants  at the  measurement  date.  The fair value guidance also establishes a hierarchical  disclosure  framework which prioritizes and ranks the level of market price  observability used in measuring  financial  instruments at fair  value.  Market  price  observability  is affected by a number of factors, including  the  type  of  instrument  and  the  characteristics  specific  to  the instrument.  Financial  instruments with readily available active quoted prices or for which fair value can be measured from actively  quoted prices  generally  will have a  higher  degree  of  market  price  observability  and a lesser  degree  of judgment used in measuring fair value.

        The  Company  determines  the fair  value of its  investments,  in the  absence of observable  market  prices,  using the  valuation  methodologies  described  below applied on a  consistent  basis.  For some  investments,  market  activity  may be minimal  or  nonexistent  and  management's  determination  of fair  value is then
        based  on  the  best   information   available  in  the   circumstances   and  may
        incorporate  management's  own  assumptions,  which involves a significant  degree of judgment.

        Investments  for which market  prices are not  observable  are  generally  private investments,  securities valued using non-binding broker quotes or securities with very little trading  activity.  Fair values of private  investments are determined
        by  reference  to  public  market  or  private   transactions  or  valuations  for
        comparable  companies  or assets in the  relevant  asset  class when such  amounts are available.  If these are not available,  a discounted cash flow analysis using interest spreads adjusted for the  maturity/average  life differences may be used.
        Spread  adjustments  are intended to reflect an illiquidity  premium and take into account a variety of factors  including but not limited to senior unsecured versus secured,  par amount  outstanding,  number of  holders,  maturity,  average  life, composition of lending group, debt rating,  credit default spreads,  default rates
        and  credit  spreads   applicable  to  the  security   sector.   These   valuation
        methodologies involve a significant degree of judgment.

        Financial  instruments  measured  and  reported at fair value are  classified  and disclosed in one of the following categories.

        Level 1 - Quoted  prices are  available  in active  markets  that the  Company has the ability to access for  identical  financial  instruments  as of the  reporting date. The types of financial  instruments included in Level 1 are listed equities, mutual funds,  money market funds,  non-interest  bearing  cash,  exchange  traded futures and options,  and separate  account assets.  As required by the fair value
        measurements   guidance,  the  Company  does  not  adjust  the  quoted  price  for these financial  instruments,  even in situations  where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair  values  are  based  on  quoted  prices  for  identical  assets  or
        liabilities  in  active  and  inactive  markets.   Inactive  markets  involve  few
        transactions  for identical  assets or liabilities  and the prices are not current or price  quotations vary  substantially  over time or among market makers,  which would  include  some  broker  quotes.  Level 2 inputs  also  include  corroborated market data such as interest rate spreads, yield curves, volatilities,  prepayment speeds,  credit risks and default rates.  Financial instruments that are generally included  in this  category  include  corporate  bonds,  asset-backed  securities,
        CMOs,  short-term  securities,  less liquid and restricted  equity  securities and over-the-counter derivatives.

        Level 3 -  Pricing  inputs  are  unobservable  for the  financial  instrument  and include  situations  where  there  is  little,  if any,  market  activity  for the financial  instrument.  These  inputs may reflect the  Company's  estimates of the
        assumptions  that  market   participants   would  use  in  valuing  the  financial
        instruments.  Financial  instruments that are included in this category  generally include private corporate securities,  collateralized debt obligations and indexed life and annuity embedded derivatives.

        In certain  cases,  the inputs used to measure fair value may fall into  different levels of the fair value hierarchy.  In such cases, a financial instrument's level within the fair  value  hierarchy  is based on the  lowest  level of input that is significant to the fair value  measurement.  The assessment of the significance of a  particular  input  to the  fair  value  measurement  in its  entirety  requires judgment and considers  factors  specific to the financial  instrument.  From time to time  there may be  movements  between  levels as  inputs  become  more or less observable,  which may depend on several  factors  including  the  activity of the market  for  the  specific  security,  the  activity  of the  market  for  similar securities,  the level of risk  spreads  and the  source of the  information  from which the Company  obtains the  information.  Transfers in or out of any level are measured as of the beginning of the period.

        The  Company  relies  on third  party  pricing  services  and  independent  broker quotes to value fixed  maturity  and equity  securities.  The third party  pricing services  use  discounted  cash flow  models or the market  approach  to value the securities  when the  securities  are not  traded on an  exchange.  The  following characteristics  are  considered  in  the  valuation  process:  benchmark  yields,
        reported  trades,   issuer  spreads,   bids,  offers,   benchmark  and  comparable
        securities, estimated cash flows and prepayment speeds.

        The Company  performs both  quantitative  and qualitative  analysis of the prices.
        The  review  includes  initial  and  ongoing  review  of the third  party  pricing methodologies,  back testing of recent  trades,  and review of pricing  trends and statistics.

       The  following   tables   summarize  the  valuation  of  the  Company's   financial
       instruments  carried at fair value in the  consolidated  balance sheets by the fair
       value  hierarchy   levels  defined  in  the  fair  value   measurements   guidance.
       Methods  and  assumptions  used to  determine  the fair  values  are  described  in
       Note 1:

                                                                       December 31, 2017
                                              ---------------------------------------------------------------
                                              Quoted Prices
                                                in Active      Significant
                                               Markets for        Other        Significant
                                                Identical      Observable     Unobservable
                                               Instruments       Inputs          Inputs
                                                (Level 1)       (Level 2)       (Level 3)         Total
                                              --------------  --------------  --------------  ---------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                            $ -     $ 7,176,997         $ 6,190      $ 7,183,187
Municipal securities                                      -       5,959,130           5,885        5,965,015
Corporate securities                                      -      15,687,666       1,150,493       16,838,159
Residential mortgage-backed securities                    -       4,301,774          49,393        4,351,167
Commercial mortgage-backed securities                     -       2,318,426          18,448        2,336,874
Asset-backed securities                                   -       8,766,188       2,798,228       11,564,416
Other debt obligations                                    -               -         161,213          161,213
                                              --------------  --------------  --------------  ---------------
Total fixed maturities                                    -      44,210,181       4,189,850       48,400,031
Equity securities:
Financial services                                    7,898 -       193,905 -            96          201,899
Other                                                    25         195,252          11,287          206,564
                                              --------------  --------------  --------------  ---------------
Total equity securities                               7,923         389,157          11,383          408,463
Derivative instruments:
Options                                                   -         685,126               -          685,126
Interest rate swaps, interest rate floors
and interest rate caps                                    -          19,275               -           19,275
Foreign exchange derivatives                              -              35               -               35
Futures                                             155,094               -               -          155,094
                                              --------------  --------------  --------------  ---------------
Total derivative instruments                        155,094         704,436               -          859,530
Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                            -               -         816,522          816,522
Annuity funds withheld and modco                          -               -         251,956          251,956
                                              --------------  --------------  --------------  ---------------
Total reinsurance receivables                             -               -       1,068,478        1,068,478
Separate account assets                           1,925,879               -               -        1,925,879

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
  life and annuity embedded derivatives                 $ -             $ -     $ 4,878,398      $ 4,878,398
Other liabilites - derivative instruments:
Written options                                           -         148,159               -          148,159
Foreign exchange derivatives                              -             766               -              766

                                                                    December 31, 2016
                                              ---------------------------------------------------------------
                                              Quoted Prices
                                                in Active      Significant
                                               Markets for        Other        Significant
                                                Identical      Observable     Unobservable
                                               Instruments       Inputs          Inputs
                                                (Level 1)       (Level 2)       (Level 3)         Total
                                              --------------  --------------  --------------  ---------------
Financial assets (carried at fair value):
Fixed maturities:
U.S. government and agencies                            $ -     $ 3,990,016             $ -      $ 3,990,016
Municipal securities                                      -       5,445,581          41,660        5,487,241
Corporate securities                                      -      14,714,151       1,028,210       15,742,361
Residential mortgage-backed securities                    -       3,679,282               -        3,679,282
Commercial mortgage-backed securities                     -       2,259,397          47,669        2,307,066
Asset-backed securities                                   -       8,340,567       3,091,756       11,432,323
Other debt obligations                                    -           1,753         183,324          185,077
                                              --------------  --------------  --------------  ---------------
Total fixed maturities                                    -      38,430,747       4,392,619       42,823,366
Equity securities:
Financial services                                   13,201 0       209,057 0             -          222,258
Other                                                 5,691         178,084           3,187          186,962
                                              --------------  --------------  --------------  ---------------
Total equity securities                              18,892         387,141           3,187          409,220
Derivative instruments:
Options                                                   -         353,273               -          353,273
Interest rate swaps, interest rate floors
and interest rate caps                                    -          54,278               -           54,278
Foreign exchange derivatives                              -             691               -              691
Futures                                             146,132               -               -          146,132
                                              --------------  --------------  --------------  ---------------
Total derivative instruments                        146,132         408,242               -          554,374
Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                            -               -         724,830          724,830
Annuity funds withheld and modco                          -               -         453,455          453,455
                                              --------------  --------------  --------------  ---------------
Total reinsurance receivables                             -               -       1,178,285        1,178,285
Separate account assets                           1,572,457               -               -        1,572,457

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
  life and annuity embedded derivatives                 $ -             $ -     $ 3,921,846      $ 3,921,846
Other liabilites - derivative instruments:
Foreign exchange derivatives                              -              21               -               21

       The  following  tables  summarize  certain  financial  instruments  categorized  as
       Level 3 by valuation methodology:

                                                          December 31, 2017
                                             ----------------------------------------------
                                              Third-party       Priced
                                                Source        Internally         Total
                                             --------------  --------------  --------------

Fixed maturities:
U.S. government and agencies                     $       -     $     6,190     $     6,190
Municipal securities                                     -           5,885           5,885
Corporate securities                                     -       1,150,493       1,150,493
Residential mortgage-backed securities                   -          49,393          49,393
Commercial mortgage-backed securities                    -          18,448          18,448
Asset-backed securities                                  -       2,798,228       2,798,228
Other debt obligations                                   -         161,213         161,213
                                             --------------  --------------  --------------
Total fixed maturities                                   -       4,189,850       4,189,850

Equity securities:
Financial services                                       -              96              96
Other                                                    -          11,287          11,287
                                             --------------  --------------  --------------
Total equity securities                                  -          11,383          11,383

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                           -         816,522         816,522
Annuity funds withheld and modco                         -         251,956         251,956
                                             --------------  --------------  --------------
Total reinsurance receivables                            -       1,068,478       1,068,478

Policyholder account balances - indexed
life and annuity embedded derivatives            $       -   $   4,878,398   $   4,878,398

                                                          December 31, 2016
                                             ----------------------------------------------
                                              Third-party       Priced
                                                Source        Internally         Total
                                             --------------  --------------  --------------

Fixed maturities:
Municipal securities                             $       -     $    41,660     $    41,660
Corporate securities                                     -       1,028,210       1,028,210
Commercial mortgage-backed securities                    -          47,669          47,669
Asset-backed securities                                  -       3,091,756       3,091,756
Other debt obligations                                   -         183,324         183,324
                                             --------------  --------------  --------------
Total fixed maturities                                   -       4,392,619       4,392,619

Equity securities:
Other                                                    -           3,187           3,187
                                             --------------  --------------  --------------
Total equity securities                                  -           3,187           3,187

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                           -         724,830         724,830
Annuity funds withheld and modco                         -         453,455         453,455
                                             --------------  --------------  --------------
Total reinsurance receivables                            -       1,178,285       1,178,285

Policyholder account balances - indexed
life and annuity embedded derivatives                    -       3,921,846       3,921,846

       Included  in  the  December  31,  2017  Level  3  fixed   maturities   are  private
       asset-backed securities,  categorized as asset-backed securities,  with unique fair value  considerations.  The private asset-backed  securities consist of twenty-four securities  with a par value of  $1,275,824  and fair  value of  $1,279,436.  These
       securities  were  structured  by  the  Company's   investment   advisor  Guggenheim
       Partners  Investment   Management   ("GPIM"),   an  affiliate,   between  2006  and
       2009.  The market for these  securities is very limited and, as a result,  there is a lack of observable  market  inputs.  These  securities  are supported by invested assets  held in trusts.  The  invested  assets  typically  consist of a zero coupon
       U.S.  Government  or Government  Agency  security that has a par value and maturity equal to the par value and maturity of the applicable  asset-backed  security.  The interest  obligation  applicable to these  securities is supported by the remaining assets held in the trust.  As a note holder in these  trusts,  the Company does not have  access  to  detailed  information  about  the  underlying  collateral  in the
       trusts.   As  such,   the  Company   makes   certain   assumptions   regarding  the
       underlying collateral in order to determine a fair value for these securities.

       The Company has  developed  internal  pricing  models to determine  the fair values of  the  private  asset-backed  securities.  The  internal  models  use  cash  flow projections  with input  assumptions  consistent with market  estimates for AA+/Aaa structured  finance  securities.  The models assume  limited  liquidity and include assumptions  regarding the collateral  underlying the interest  obligations  due to the Company's limited access to information on the collateral.

        Quantitative Information Regarding Level 3 Assets and Liabilities

        The following table summarized significant Level 3 Assets and Liabilities:

                                                                                 December 31, 2017
                                               -------------------------------------------------------------------------------------
                                                Fair Value    Valuation Techniques   Unobservable Input    Range (Weighted Average)
                                               -------------  ---------------------  --------------------  -------------------------

Financial assets:
Fixed maturities:
     Asset backed securities                    $ 2,798,228    Discounted cash flow   Spread over swaps     1.98% - 7.65% (3.38%)
                                                                                      Discount rate         1.70% - 15.00% (8.27%)
                                                                                      Spread over LIBOR     0.75% - 3.62% (1.68%)

                                                               Matrix Model           Yield Analysis        3.90% - 5.89% (4.70%)

                                                               Broker Quote           Bid/Mid/Ask Price     98.69 - 98.69 (98.69)

     Corporate securities                         1,150,493    Discounted cash flow   Spread over treasury  1.67% - 6.21% (2.96%)
                                                                                      Discount rate         8.50% - 17.50% (10.11%)

                                                               Matrix model           Yield Analysis        6.19% - 17.19% (8.57%)
                                                                                      EBITDA multiple       7.6 - 7.6 (7.6)
                                                                                      BCF multiple          6.9 - 6.9 (6.9)

                                                               Broker Quote           Bid/Mid/Ask Price     95.00 - 95.00 (95.00)

     Reinsurance receivables- embedded
     derivatives from reinsurance ceded:
          Annuity funds withheld and modco          251,956    Total return swap      Mortality             1% - 9% (3%)
                                                                                      Surrender             2% - 13% (8%)
                                                                                      Withdrawal            4% - 135% (6%)
                                                                                      Credited rate         2% - 3% (2%)
                                                                                      Own credit            .89%

      Indexed annuity products ceded                816,522    Discounted cash flow   Lapse                 50%
                                                                                      Withdrawal            20%
                                                                                      Credit risk           0.89%

Financial liabilities:
Policyholder account balances
     Indexed life and annuity embedded
     derivatives                                  4,878,398    Discounted cash flow   Mortality             -10% - +20% (2%)
                                                                                      Lapse                 -10% - +50% (47%)
                                                                                      Withdrawal            0% - 20% (18%)
                                                                                      Credit risk           0.89% - 0.98% (0.90%)

                                                                                  December 31, 2016
                                               -------------------------------------------------------------------------------------
                                                Fair Value    Valuation Techniques   Unobservable Input    Range (Weighted Average)
                                               -------------  ---------------------  --------------------  -------------------------

Financial assets:
Fixed maturities:
     Asset backed securities                    $ 3,091,756    Discounted cash flow   Spread over swaps     2.13% - 9.25% (4.03%)
                                                                                      Discount rate         2.50% - 15.00% (8.37%)

                                                               Broker Quote           Bid/Mid/Ask Price     84.25 - 101.25 (98.43)

                                                               Recent Trade           Recent trade price    98.81 - 100.00 (99.94)

                                                               Matrix Model           Yield Analysis        3.78% - 8.01% (5.57)

     Corporate securities                         1,028,210    Discounted cash flow   Spread over LIBOR     2.58% - 7.16% (3.53%)
                                                                                      Discount rate         6.75% - 7.75% (7.24%)
                                                                                      Spread over treasury  3.25% - 3.25% (3.25%)

                                                               Matrix model           Yield Analysis        6.34% - 21.70% (9.21)

                                                               Broker Quote           Bid/Mid/Ask Price     84.75 - 115.25 (91.98)

                                                               Matrix model           EBITDA multiple       6.71 - 14.2 (13.22)
                                                                                      EFCF multiple         15.1 - 15.1 (15.1)

                                                               Recent trade           Recent trade price    100.00 - 100.00 (100.00)

                                                               Distressed Pricing     Expected Recovery     2.00 - 46.50 (33.55)

     Reinsurance receivables- embedded
     derivatives from reinsurance ceded:

        Annuity funds withheld and modco            453,455    Total return swap      Mortality             1% - 10% (2%)
                                                                                      Surrender             1% - 23% (9%)
                                                                                      Withdrawal            0% - 71% (5%)
                                                                                      Credited rate         2% - 3% (3%)
                                                                                      Own credit            1.53%

     Indexed annuity products ceded                 724,830    Discounted cash flow   Lapse              #  50%
                                                                                      Withdrawal         #  20%
                                                                                      Credit risk        #  1.09%

Financial liabilities:
Policyholder account balances
     Indexed life and annuity
      embedded derivatives                        3,921,846   Discounted cash flow   Mortality             -10% - +20% (2%)
                                                                                     Lapse                 -10% - +50% (47%)
                                                                                     Withdrawal            0% - 20% (18%)
                                                                                     Credit risk           1.09% - 1.26% (1.10%)

The following tables summarize the changes in financial instruments measured at fair value, excluding accrued interest income, for which Level 3 inputs were used to determine fair value:

                                                                              Year ended December 31, 2017
                                         -------------------------------------------------------------------------------------------------------------
                                                            Realized and
                                                      Unrealized Gains (Losses)                                              Transfers in
                                                      -------------------------
                                          Beginning   Included in  Included in                                Issuances and  and/or out of   Ending
                                           Balance    Net Income       OCI        Purchases        Sales      Settlements    Level 3 (A)    Balance
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------

Financial assets (carried at fair value):
Fixed maturities:
U.S. government
and agencies                                     $ -          $ -         $ (2)       $ 6,192           $ -            $ -           $ -      $ 6,190
Municipal securities                          41,660            -        7,344          5,802       (48,921)             -             -        5,885
Corporate securities                       1,028,210        9,749       43,255        265,715      (175,753)             -       (20,683)   1,150,493
Residential mortgage-backed securities             -            -           45         11,855            (1)             -        37,494       49,393
Commercial mortgage-backed securities         47,669            -        4,576              -          (703)             -       (33,094)      18,448
Asset-backed securities                    3,091,756      (31,145)     120,475        690,585      (910,408)             -      (163,035)   2,798,228
Other debt obligations                       183,324            -          163          5,311       (29,042)             -         1,457      161,213
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------
Total fixed maturities                     4,392,619      (21,396)     175,856        985,460    (1,164,828)             -      (177,861)   4,189,850

Equity securities:
Financial services                                 -          (30)          30             96             -              -             -           96
Other                                          3,187        1,432        1,265          8,664        (3,261)             -             -       11,287
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------
Total equity securities                        3,187        1,402        1,295          8,760        (3,261)             -             -       11,383

Reinsurance receivables - embedded
derivatives from reinsurance ceded
Indexed annuity products ceded               724,830       32,112            -              -             -         59,580             -      816,522
Annuity funds withheld and modco             453,455     (201,499)           -              -             -              -             -      251,956
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------
Total reinsurance receivables              1,178,285     (169,387)           -              -             -         59,580             -    1,068,478

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
life and annuity embedded derivatives (B)  3,921,846     (376,928)           -              -             -       (579,624)            -    4,878,398

(A) Included in the transfers in and/or out column above is $74,137 of securities transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2017 and $251,998 of securities priced using unobservable data at December 31, 2016 that were valued by a pricing service using observable market data at December 31, 2017.

(B) Excludes host accretion and the timing of crediting index credits to policyholder, which are included in interest credited to policyholder account balances in the consolidated statements of income.

                                                                                    Year ended December 31, 2016
                                         -------------------------------------------------------------------------------------------------------------
                                                            Realized and
                                                      Unrealized Gains (Losses)                                              Transfers in
                                                      -------------------------
                                          Beginning   Included in  Included in                                Issuances and  and/or out of   Ending
                                           Balance    Net Income       OCI        Purchases        Sales      Settlements    Level 3 (A)    Balance
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------

Financial assets (carried at fair value):
Fixed maturities:
Municipal securities                         $     -      $     -      $     -       $      -      $      -       $      -     $  41,660     $ 41,660
Corporate securities                         932,756      (31,836)     131,682        290,944      (258,448)             -       (36,888)   1,028,210
Residential mortgage-backed securities        85,676            -          887              -       (19,513)             -       (67,050)           -
Commercial mortgage-backed securities         12,099            -      (12,013)         2,348          (113)             -        45,348       47,669
Asset-backed securities                    2,608,425      (17,131)      36,734        595,016      (189,565)             -        58,277    3,091,756
Other debt obligations                       160,854            7       (1,891)        40,980       (25,970)             -         9,344      183,324
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------
Total fixed maturities                     3,799,810      (48,960)     155,399        929,288      (493,609)             -        50,691    4,392,619

Equity securities:
Financial survives                             4,171        4,666            -              -        (8,837)             -             -            -
Other                                         15,510      (20,115)       7,263            529             -              -             -        3,187
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------
Total equity securities                       19,681      (15,449)       7,263            529        (8,837)             -             -        3,187

Reinsurance receivables - embedded
derivatives from reinsurance ceded
Indexed annuity products ceded               765,194       32,264            -              -             -        (72,628)            -      724,830
Annuity funds withheld and modco             361,718       91,737            -              -             -              -             -      453,455
                                         ------------ ------------ ------------ --------------  ------------  -------------  ------------  -----------
Total reinsurance receivables              1,126,912      124,001            -              -             -        (72,628)            -    1,178,285

Financial liabilities (carried at fair value):
Policyholder account balances - indexed
life and annuity embedded derivatives (B)  3,652,206     (398,045)           -              -             -        128,405             -    3,921,846

(A) Included in the transfers in and/or out column above is $253,370 of securities transferred into Level 3 that did not have enough observable data to include in Level 2 at December 31, 2016 and $202,679 of securities priced using unobservable data at December 31, 2015 that were valued by a pricing service using observable market data at December 31, 2016.

(B) Excludes host accretion and the timing of crediting index credits to policyholder, which are included in interest credited to policyholder account balances in the consolidated statements of income.

        The  following  table  summarizes  the total gains  (losses)  included in earnings related to financial instruments categorized at Level 3 still held:

                                                                  Year ended December 31,
                                                              --------------------------------
                                                                   2017             2016
                                                              ---------------  ---------------
Financial assets (carried at fair value):
Fixed maturities:
Corporate securities                                              $    9,749       $  (31,836)
Asset-backed securities                                              (31,145)         (17,131)
Other debt obligations                                                     -                7
                                                              ---------------  ---------------
Total fixed maturities                                               (21,396)         (48,960)
                                                              ---------------  ---------------

Equity securities
Financial services                                                       (30)           4,666
Other                                                                  1,432          (20,115)
                                                              ---------------  ---------------
Total equity securities                                                1,402          (15,449)
                                                              ---------------  ---------------

Reinsurance receivables - embedded
derivatives from reinsurance ceded:
Indexed annuity products ceded                                        32,112           32,264
Annuity funds withheld and modco                                    (201,499)          91,737
                                                              ---------------  ---------------
Total reinsurance receivables                                       (169,387)         124,001

Financial liabilities (carried at fair value):
Policy account balances - indexed life and
annuity embedded derivatives                                        (376,928)        (398,045)

        The following  table shows the  investments  which are included in other  invested assets  (primarily  limited  partnerships  and private equity  investments) in the consolidated balance sheets:

                                                                       December 31,
                                       ------------------------------------------------------------------------------
                                             2017                                    2016
                                       --------------------------------------  --------------------------------------
                                             Fair              Unfunded              Fair              Unfunded
                                             Value            Commitments            Value            Commitments
                                       ------------------  ------------------  ------------------  ------------------
Fixed income                                   $ 522,181            $ 60,558           $ 586,829            $ 57,623
Private equity                                   248,074             199,963             186,414             265,883
Real estate                                       65,390              80,025              37,050              25,033
Other                                             72,597              49,287              23,317                   -
                                       ------------------  ------------------  ------------------  ------------------

                                               $ 908,242           $ 389,833           $ 833,610           $ 348,539
                                       ==================  ==================  ==================  ==================

       Limited  partnership  interests are not  redeemable  at specific time periods.  The
       Company   receives   periodic    distributions   from   these   investments   while
       maintaining the investment for the long-term.

4.      INVESTMENTS AND NET INVESTMENT INCOME

        Available-for-sale securities

        The  amortized  cost,  gross  unrealized   gains,   gross  unrealized  losses  and
        estimated  fair value of fixed  maturities  and equity  securities  classified  as available-for-sale are as follows:

                                                                     Year ended December 31, 2017
                                                   ----------------------------------------------------------------------
                                                                          Gross             Gross           Estimated
                                                      Amortized        Unrealized        Unrealized           Fair
                                                        Cost              Gains            Losses             Value
                                                   ----------------  ----------------  ----------------  ----------------
Fixed maturities
    U.S. government
    and agencies                                        $7,014,614         $ 211,295         $  42,722        $7,183,187
    Municipal securities                                 5,319,305           664,869            19,159         5,965,015
    Corporate securities                                15,808,929         1,079,845            50,615        16,838,159
    Residential mortgage-
    backed securities                                    4,089,346           281,023            19,202         4,351,167
    Commercial mortgage-
    backed securities                                    2,329,127            37,163            29,416         2,336,874
    Asset-backed securities                             11,358,993           248,565            43,142        11,564,416
    Other debt obligations                                 149,362            12,048               197           161,213
                                                   ----------------  ----------------  ----------------  ----------------
    Total fixed maturities                              46,069,676         2,534,808           204,453        48,400,031

Equity securities
    Financial services                                     187,710            14,720               531           201,899
    Other                                                  196,855            10,028               319           206,564
                                                   ----------------  ----------------  ----------------  ----------------
    Total equity securities                                384,565            24,748               850           408,463
                                                   ----------------  ----------------  ----------------  ----------------

    Total available-for-sale                           $46,454,241        $2,559,556         $ 205,303       $48,808,494
                                                   ================  ================  ================  ================

                                                                      Year ended December 31, 2016
                                                   ----------------------------------------------------------------------
                                                                          Gross             Gross           Estimated
                                                      Amortized        Unrealized        Unrealized           Fair
                                                        Cost              Gains            Losses             Value
                                                   ----------------  ----------------  ----------------  ----------------
Fixed maturities
    U.S. government
    and agencies                                        $3,954,246         $ 137,008         $ 101,238        $3,990,016
    Municipal securities                                 5,096,928           497,917           107,604         5,487,241
    Corporate securities                                15,176,050           768,623           202,312        15,742,361
    Residential mortgage-
    backed securities                                    3,477,395           238,861            36,974         3,679,282
    Commercial mortgage-
    backed securities                                    2,328,129            21,531            42,594         2,307,066
    Asset-backed securities                             11,453,114           162,992           183,783        11,432,323
    Other debt obligations                                 173,503            11,916               342           185,077
                                                   ----------------  ----------------  ----------------  ----------------
    Total fixed maturities                              41,659,365         1,838,848           674,847        42,823,366

Equity securities
    Financial services                                     219,539             6,031             3,312           222,258
    Other                                                  177,002            10,115               155           186,962
                                                   ----------------  ----------------  ----------------  ----------------
    Total equity securities                                396,541            16,146             3,467           409,220
                                                   ----------------  ----------------  ----------------  ----------------

    Total available-for-sale                           $42,055,906        $1,854,994         $ 678,314       $43,232,586
                                                   ================  ================  ================  ================

        The  following   table   summarizes   the   amortized   cost  and  fair  value  of
        available-for-sale   fixed   maturities,   by   contractual   maturity.   Expected
        maturities  may differ from  contractual  maturities  because  borrowers  may have the  right  to call or  prepay  obligations  with or  without  call or  prepayment penalties:

                                                           December 31, 2017
                                                    ----------------------------------
                                                       Amortized         Estimated
                                                         Cost           Fair Value
                                                    ----------------  ----------------
Due in one year or less                                 $   203,320       $   206,757
Due after one year through five years                     3,886,745         4,076,375
Due after five years through ten years                    7,206,547         7,658,231
Due after ten years                                      17,099,857        18,395,277
Securities not due at a single maturity date
  (primarily mortgage-backed securities)                 17,673,207        18,063,391
                                                    ----------------  ----------------

Total fixed maturities                                 $ 46,069,676      $ 48,400,031
                                                    ================  ================

        Gross unrealized losses

        The Company's  gross  unrealized  losses and fair value on its  available-for-sale securities,  aggregated by investment  category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

                                                                 December 31, 2017
                              -------------------------------------------------------------------------------------------
                                   Less than 12 months            12 months or more                    Total
                              ------------------------------ -----------------------------  -----------------------------
                                                  Gross                         Gross                           Gross
                                   Fair         Unrealized       Fair         Unrealized         Fair        Unrealized
                                  Value           Losses         Value          Losses          Value          Losses
                              ---------------  ------------- --------------  -------------  ---------------  ------------
Fixed maturities:
U.S. government
and agencies                   $   2,274,143     $   19,055   $    731,658     $   23,667    $   3,005,801    $   42,722
Municipal securities                  68,369          1,313        506,257         17,846          574,626        19,159
Corporate securities                 537,928          9,464      1,280,556         41,151        1,818,484        50,615
Residential mortgage-
backed securities                    462,219          3,126        607,357         16,076        1,069,576        19,202
Commercial mortgage-
backed securities                    472,331          8,105        640,527         21,311        1,112,858        29,416
Asset-backed securities            1,478,874          8,850      1,850,496         34,292        3,329,370        43,142
Other debt obligations                11,355             58         12,300            139           23,655           197
                              ---------------  ------------- --------------  -------------  ---------------  ------------
Total fixed maturities             5,305,219         49,971      5,629,151        154,482       10,934,370       204,453

Equity securities:
Financial services                         -              -         16,758            531           16,758           531
Other                                  6,828            104          4,702            215           11,530           319
                              ---------------  ------------- --------------  -------------  ---------------  ------------
Total equity securities                6,828            104         21,460            746           28,288           850
                              ---------------  ------------- --------------  -------------  ---------------  ------------

Total available-for-sale       $   5,312,047     $   50,075  $   5,650,611     $  155,228   $   10,962,658    $  205,303
                              ===============  ============= ==============  =============  ===============  ============

                                                                         December 31, 2016
                              -------------------------------------------------------------------------------------------
                                   Less than 12 months            12 months or more                    Total
                              ------------------------------ -----------------------------  -----------------------------
                                                  Gross                         Gross                           Gross
                                   Fair         Unrealized       Fair         Unrealized         Fair        Unrealized
                                  Value           Losses         Value          Losses          Value          Losses
                              ---------------  ------------- --------------  -------------  ---------------  ------------
Fixed maturities:
U.S. government
and agencies                   $   1,576,756     $   94,553   $    368,417     $    6,685    $   1,945,173    $  101,238
Municipal securities                 933,128        103,043        141,657          4,561        1,074,785       107,604
Corporate securities               2,630,177        121,697      2,189,772         80,615        4,819,949       202,312
Residential mortgage-
backed securities                    661,005         18,379        372,976         18,595        1,033,981        36,974
Commercial mortgage-
backed securities                    880,275         30,101        479,309         12,493        1,359,584        42,594
Asset-backed securities            2,511,983         33,801      3,978,311        149,982        6,490,294       183,783
Other debt obligations                41,487             53         11,614            289           53,101           342
                              ---------------  ------------- --------------  -------------  ---------------  ------------
Total fixed maturities             9,234,811        401,627      7,542,056        273,220       16,776,867       674,847

Equity securities:
Financial services                    14,958            216         37,601          3,096           52,559         3,312
Other                                  6,218            155              -              -            6,218           155
                              ---------------  ------------- --------------  -------------  ---------------  ------------
Total equity services                 21,176            371         37,601          3,096           58,777         3,467
                              ---------------  ------------- --------------  -------------  ---------------  ------------

Total available-for-sale       $   9,255,987     $  401,998  $   7,579,657     $  276,316   $   16,835,644    $  678,314
                              ===============  ============= ==============  =============  ===============  ============

        At December  31,  2017,  the Company  held 10,772  positions  in fixed  income and equity  securities.  The above table includes  1,019  securities of 663 issuers as of December  31,  2017.  At December 31,  2017,  93% of the  unrealized  losses on
        fixed  maturities  were  securities  rated  investment  grade.   Investment  grade
        securities  are  defined as those  securities  rated AAA through BBB - by Standard
        & Poor's.  At December 31, 2017, 7% of the unrealized  losses on fixed  maturities were on securities rated below investment  grade.  Equity  securities in the above table consist primarily of non-redeemable  preferred stocks.  These securities are reviewed  for  impairment  in the same manner as the fixed income  securities.  At
        December  31, 2017,  fixed  income and equity  securities  in an  unrealized  loss position had fair value equal to approximately 98% of amortized cost.

        The  following  summarizes  the  unrealized  losses by  investment  category as of
        December 31, 2017.

        U.S. Government and agencies

        The U.S.  government  and  agencies  represents  21% of the  unrealized  losses at
        December  31,  2017.   The  total   unrealized   losses  in  this   category  have
        decreased   at  December   31,  2017   compared  to   December   31,   2016.   The
        unrealized  losses are applicable to securities  with yields lower than the market yields  available on similar  securities  at December  31,  2017.  The table above indicates 45% of the  unrealized  losses have been in an unrealized  loss position for twelve  months or less.  U.S.  treasury  rates  declined  during 2017  causing
        increases  in  the  fair  value  of  U.S.   government  and  agencies  bonds  held
        compared  to  2016.  Significant  purchases  were  made  in this  category  during
        2017 which resulted in a larger amount of securities  with  unrealized  losses but lower  total  unrealized  losses as of  December  31,  2017  compared  to December
        31,  2016.  At this time the Company  believes  these  impairments  are  temporary and the  Company  does not  intend or believe  it will be  required  to sell these securities before recovery of its amortized cost.

        Municipal securities

        The  municipal  category,  which  represents  10%  of  the  unrealized  losses  at
        December  31,  2017,  includes  bonds  issued by state and local  governments  and school  district tax credit bonds.  The total  unrealized  losses in this category have  decreased  significantly  at  December  31, 2017  compared  to December  31,
        2016.  Yields  on  municipal  securities  declined  during  2017  resulting  in an increase  in fair value of  municipals  held.  The  Company  recognized  municipal securities  impairment  losses  of  $1,211,  $0 and  $7,224  for the  years  ended
        December  31,  2017,  2016 and 2015,  respectively.  The  impairment  losses  were
        taken  on  certain   securities  backed  by  sales  tax  revenues  issued  by  the
        Commonwealth  of Puerto Rico.  The  securities  were  originally  impaired  during
        2015  and   additional   impairments   were  taken  during  2017  due  to  further
        deterioration  of the fair  values.  The impaired  securities  were not in default but the  Company  recognized  the  impairment  losses due to  concerns  related to the length of time  anticipated to resolve the rights of the various  creditors of
        the   Commonwealth.   Subsequent  to  taking  the  additional   impairments,   the
        Company  ultimately  sold the  securities  during  2017.  The Company has reviewed the other unrealized  losses in the municipal  securities  sector and believes the impairments  are  temporary  and the Company does not intend to sell or believe it will be  required to sell these  securities  before  recovery  of each  security's amortized cost.

        Corporate securities

        Corporate  securities  represent  25% of  unrealized  losses at December 31, 2017.
        The total  unrealized  losses in this  category  have  decreased  at December  31,
        2017  compared  to December  31,  2016.  Due to the  decline in interest  rates at
        December  31,  2017  compared  to  December  31,  2016  a  large  portion  of  the corporate  securities  that were previously in an unrealized loss position are now in an  unrealized  gain  position.  The Company  recognized  corporate  securities
        impairment   losses  of  $2,543,   $46,182   and   $58,748  for  the  years  ended
        December  31,  2017,  2016  and  2015,   respectively.   The  impairments   losses
        recognized  in  2017  were   additional   impairments  on  securities   that  were
        previously  impaired due to further decline in fair value.  The impairment  losses recognized  in 2016 were  primarily  related to energy and a  specialty  retailer.
        The  impairment  losses  recognized in 2015 were  primarily  energy  related.  The
        Company has  reviewed  the other  unrealized  losses in the  corporate  securities sector and  believes  the  impairments  are  temporary  and the  Company  does not intend to sell or believe it will be  required  to sell  these  securities  before recovery of each security's amortized cost.

        Residential mortgage-backed securities ("RMBS")

        The  unrealized  losses  on RMBS,  which  represents  9% of  unrealized  losses at
        December  31,  2017,  are  concentrated  in  the  non-agency   sector.  The  total
        unrealized  losses in this category have  decreased  slightly at December 31, 2017
        compared  to  December  31,  2016.  A  majority  of  the   unrealized   losses  at
        December  31,  2017 are in the  twelve  months or more  category.  Purchases  were made in this  category in 2016 during the period of low  interest  rates and those securities are now at unrealized  losses due to market interest rates being higher at  December  31,  2017  compared  to when  the  securities  were  purchased.  The
        Company  performs  various  stress  tests on the cash flow  projections  for these securities  and in  situations  where it is determined  the  projected  cash flows cannot  support the  contractual  amounts due the Company,  an impairment  loss is recognized.  In  situations  where the projected  cash flows  indicate the Company will receive the amounts it is  contractually  due and the Company does not intend or believe it will be required  to sell these  securities  before  recovery of its amortized  cost,  an impairment  loss is not  recognized.  The Company  recognized
        no  impairment   losses  on  RMBS  during  the  years  ended  December  31,  2017,
        2016 and 2015.

        Commercial mortgage-backed securities ("CMBS")

        The  unrealized  losses on CMBS,  which  represents  14% of  unrealized  losses at
        December 31,  2017,  are  primarily  attributable  to  illiquidity  applicable  to certain  securities in that sector.  The total unrealized  losses in this category
        have   decreased   slightly  at  December  31,  2017   compared  to  December  31,
        2016.  The  Company  has  reviewed   payment   performance,   delinquency   rates,
        and credit  enhancements  within the security  structures and monitored the credit
        ratings  of  all  its  CMBS   holdings.   The  Company  has  performed  cash  flow
        projection  analyses on all of its CMBS and in those  situations  where it appears the Company will receive all amounts  contractually  due and it does not intend to sell or believe it will be required to sell these  securities prior to recovery of amortized  cost,  an impairment  loss is not  recognized.  The Company  recognized
        no  impairment   losses  on  CMBS  during  the  years  ended  December  31,  2017,
        2016 and 2015.

        Asset-backed securities ("ABS")

        The  unrealized  losses  in ABS,  which  represents  21% of  unrealized  losses at
        December 31, 2017, are primarily  related to private ABS and  collateralized  debt obligations  backed  by  various  consumer  and  commercial  finance  loans.  This
        category  also  includes   structured  notes  backed  by  diversified   investment
        portfolios.  The  unrealized  losses are primarily  due to wide credit  spreads in this sector,  particularly  related to private ABS.  Credit spreads did decline in this sector  during 2017  resulting in total  unrealized  losses in this  category
        decreasing   significantly   at  December  31,  2017   compared  to  December  31,
        2016.  The  Company  stress  tests  the  projected  cash  flows  of  its  ABS  and recognizes  impairment  losses in  situations  where  the  testing  indicates  the
        Company will not receive all amounts  contractually due from the securities.  This category also includes fixed income securities  containing  embedded  derivatives.
        The  Company  recognized  ABS  impairment  losses of $8,708,  $0 and  $10,870  for
        the  years  ended   December  31,   2017,   2016  and  2015,   respectively.   The
        impairment  losses  recognized  during  2017 were  related  to a group of  private
        ABS securities.  The Company sold substantially  identical  securities during 2017 and  realized  losses on these  sales.  While the Company  may hold the  remaining securities for a sufficient  period to receive all amounts  contractually  due, we do  not  currently  assert  the  intention  to do  so,  and  therefore  recognized other-than-temporary  impairments.  In  situations  where it appears  the  Company will  receive all amounts  contractually  due and it does not intend or believe it will be required to sell these  securities prior to recovery of amortized cost, an impairment loss is not recognized.

        Equity securities

        This  category  represents  less  than 1% of  unrealized  losses at  December  31,
        2017.  The total  unrealized  losses in this category  have  decreased at December
        31,  2017   compared  to  December  31,  2016.   The  Company   recognized   total
        impairment  losses of $278,  $37,251 and 43,620  applicable  to equity  securities for the  years  ended  December  31,  2017,  2016 and 2015,  respectively.  During
        2015,  the  impairment  losses  recognized by the Company were  primarily  related to a common equity position of a publicly listed financial  services company and a common equity position of a specialty  retailer.  During 2016,  impairment  losses recognized  by the Company  were  comprised of a preferred  equity  position of an
        energy   company,   and   additional   impairment   on  the  same  common   equity
        position  of a publicly  listed  financial  services  company  and the same common equity position of a specialty retailer.

        Other-than-temporary impairments

        As a  result  of the  Company's  review  of OTTI  of  investment  securities,  the
        Company   recorded   net   impairment    losses    recognized   in   earnings   as
        summarized in the following table:

                                                                Year ended December 31,
                                                         ---------------------------------------
                                                            2017          2016         2015
                                                         ------------  ------------ ------------
Municipal securities                                         $ 1,211           $ -      $ 7,224
Corporate securities                                           2,543        46,182       58,748
Asset-backed securities                                        8,708             -       10,870
Preferred stock                                                    -         9,248        5,848
Common stock                                                     278        28,003       37,772
                                                         ------------  ------------ ------------
Net impairment loss recognized in earnings                $   12,740    $   83,433   $  120,462
                                                         ============  ============ ============

        The  Company  holds no fixed  maturities  for which a  non-credit  portion of OTTI impairment was recognized in OCI.

        Net investment income and investment gains (losses)

        The  major   categories  of  investment   income  reflected  in  the  consolidated
        statements of income are summarized as follows:

                                                              Year ended December 31,
                                                     -------------------------------------------
                                                         2017           2016           2015
                                                     -------------  -------------  -------------
Gross investment income
    Fixed maturities                                 $  1,736,256   $  1,569,621   $  1,480,204
    Equity securities                                      19,861         19,923         23,312
    Mortgage loans                                        189,191        194,833        158,294
    Policy loans                                           22,238         24,233         23,270
    Short-term investments                                 10,496          3,468          4,102
    Derivative instruments                                255,557       (104,124)       (40,281)
    Other invested assets                                  48,935         47,674        (22,906)
                                                     -------------  -------------  -------------
            Total gross investment income               2,282,534      1,755,628      1,625,995
Less: Investment expenses                                  53,995         49,186         50,096
                                                     -------------  -------------  -------------

            Net investment income                    $  2,228,539   $  1,706,442   $  1,575,899
                                                     =============  =============  =============

        Investment  expenses  primarily  consist  of  investment  advisor  fees and  other expenses  related to the  administration  of  investments.  Interest  incurred  on repurchase agreements and other borrowings are netted in fixed maturities.

        The major categories of realized  investment  gains and (losses)  reflected in the consolidated statements of income are summarized as follows:

                                                              Year ended December 31,
                                                      ------------------------------------------
                                                          2017           2016          2015
                                                      -------------  -------------  ------------
Fixed maturities                                        $   41,077     $   96,182   $   125,077
Equity securities                                            3,014         96,217       (13,716)
Mortgage loans                                                 128           (103)         (742)
Real estate                                                      -              -           805
Short-term investments                                           1             13           (37)
Other invested assets                                            -              -        12,055
                                                      -------------  -------------  ------------
        Net realized investment gains                   $   44,220    $   192,309   $   123,442
                                                      =============  =============  ============

        Proceeds from the sale of  available-for-sale  securities  and the gross  realized gains and (losses) on these sales (prior to gains  (losses) ceded to reinsurer and excluding  OTTI losses,  maturities,  calls,  exchanges and  prepayments)  were as follows:

                                           Year ended December 31,
                         ---------------------------------------------------------------------------
                            2017                      2016                      2015
                         ------------------------  ------------------------  -----------------------
                            Fixed       Equity        Fixed       Equity       Fixed       Equity
                         Maturities    Securities  Maturities   Securities   Maturities   Securities
                         ------------  ----------  ------------ -----------  -----------  ----------

Proceeds from sales      $ 2,747,261    $ 49,012   $ 3,829,702   $ 105,347   $ 3,008,856   $ 92,378
Gross realized gains          45,138       4,000        88,556      91,014      102,889       3,701
Gross realized losses        (95,302)     (2,679)      (30,563)          -      (29,415)          -

        Mortgage Loans

        The carrying  value and related loan loss allowance of the mortgage loan portfolio is as follows:

                                                                December 31,
                                     -------------------------------------------------------------
                                              2017                               2016
                                     ----------------------------        -------------------------
Carrying value                             $ 4,429,024                        $ 4,565,690
Loan loss allowance                             (1,804)                            (1,934)
                                     ----------------------------        -------------------------
Carrying value, net of allowance           $ 4,427,220                        $ 4,563,756
                                     ============================        =========================

        The  carrying  value  of the  Company's  mortgage  loans  by  property  type is as follows:

                                                                            December 31,
                                                   ------------------------------------------------------------------
                                                         2017                               2016
                                                   ------------------------------     -------------------------------
                                                     Carrying Value     Percent          Carrying Value     Percent
                                                   ------------------------------     -------------------------------
Office                                                $ 1,843,124         42%            $ 1,809,697          40%
Retail                                                     1,053,770      24%                 1,176,162       26%
Multi-family                                                 581,885      13%                   715,886       16%
Industrial                                                   378,701      9%                    338,766       7%
Hotel                                                        330,719      7%                    272,437       6%
Other                                                        117,211      3%                    127,388       3%
Medical                                                      103,463      2%                    104,981       2%
Residential                                                    20,151     0%                      20,373      0%
                                                   ------------------  ----------     ------------------   ----------
Total                                                 $ 4,429,024        100%            $ 4,565,690         100%
                                                   ==================  ==========     ==================   ==========

        Mortgage loans by United States geographic locations are as follows:

                                                                            December 31,
                                                   ------------------------------------------------------------------
                                                         2017                               2016
                                                   ------------------------------     -------------------------------
                                                     Carrying Value     Percent          Carrying Value     Percent
                                                   ------------------------------     -------------------------------
South Atlantic                                        $ 1,289,063         28%            $ 1,295,523          29%
Pacific                                                    1,028,132      23%                 1,058,341       23%
Middle Atlantic                                              615,624      14%                   637,455       14%
Mountain                                                     524,817      12%                   556,912       12%
West South Central                                           333,055      8%                    375,931       8%
East North Central                                           244,894      6%                    289,919       6%
New England                                                  244,235      6%                    256,800       6%
West North Central                                             44,054     1%                      44,940      1%
East South Central                                           105,150      2%                      49,869      1%
                                                   ------------------  ----------     ------------------   ----------
Total                                                 $ 4,429,024        100%            $ 4,565,690         100%
                                                   ==================  ==========     ==================   ==========

        The  Company's   mortgage  loans  by  origination   year  are  as  follows  as  of
        December 31:

                                     Carrying Value         Percent
                                    ------------------   ---------------

2017                                 $             427,528          10%
2016                                          409,496               10%
2015                                        1,562,203               35%
2014                                        1,036,213               23%
2013 and prior                                993,584               22%
                                    ------------------   ---------------
Total                                $          4,429,024          100%
                                    ==================   ===============

        The  Company  has   outstanding   commitments  on  mortgage  loans  of  $6,451  at
        December 31, 2017.

        Any  loan   delinquent  on   contractual   payments  over  90  days  past  due  is
        considered  non-performing.   At  December  31,  2017  and  2016,  there  were  no
        non-performing  commercial  mortgage  loan  that  were  over 90 days  past  due on contractual payments.

        Mortgage loans  equivalent  ratings are based on the expected loss of the security
        rather than the  probability of defaults.   Looking at the financial  condition of
        the borrower to make required  payments,  including the value of the fair value of the  underlying  collateral,  the market in which the  collateral is operating and the level of associated debt.  Information  regarding the Company's credit quality indicators  for its  recorded  investment  in mortgage  loans,  gross of valuation allowances is as follows:

                                                                         December 31,
                                              -------------------------------------------------------------------
                                                           2017                              2016
                                              --------------------------------  ---------------------------------
                                                 Carrying                          Carrying
                                                  Value          % of Total          Value         % of Total
                                              ---------------  ---------------  ---------------- ----------------
Internal credit risk grade:
High quality                                     $ 3,566,542              81%       $ 3,781,443              83%
Medium quality                                       345,894               8%           411,183               9%
Low quality                                          496,438              11%           352,691               8%
Watch list                                                 -               0%                 -               0%
Residential - unrated                                 20,151               0%            20,373               0%
In or near default                                         -               0%                 -               0%
                                              ---------------  ---------------  ---------------- ----------------
Total mortgage loans                             $ 4,429,025             100%       $ 4,565,690             100%
                                              ===============  ===============  ================ ================

        Information  regarding  the  Company's  loan  to  value  ratio  for  its  recorded investment in mortgage loans, gross of valuation allowances is as follows:

                                                                         December 31,
                                              -------------------------------------------------------------------
                                                            2017                              2016
                                              --------------------------------  ---------------------------------
                                                 Carrying                          Carrying
                                                  Value          % of Total          Value         % of Total
                                              ---------------  ---------------  ---------------- ----------------

Less than 50%                                      $ 155,818               4%         $ 110,897               2%
50% to 60%                                         1,540,713              35%         1,463,689              32%
61% to 70%                                         2,448,897              55%         2,452,500              54%
71% to 80%                                           223,005               5%           468,110              10%
81% to 90%                                            60,592               1%            70,494               2%
91% to 100%                                                -               0%                 -               0%
                                              ---------------  ---------------  ---------------- ----------------
Total commerical mortgage loans                  $ 4,429,025             100%       $ 4,565,690             100%
                                              ===============  ===============  ================ ================

        The  loan-to-value  ratio is  determined  using the most recent  appraised  value.
        Appraisals  are updated  periodically  when there is an  indication  of a possible significant  collateral  decline  or there  are loan  modifications  or  refinance
        requests.   A  loan-to-value  ratio in excess of 100%  indicates  the unpaid  loan amount exceeds the underlying collateral.

        The Company  reviews  its  mortgage  loans for  impairment  on an on-going  basis.
        It considers such factors as  delinquency  of payments,  decreases in the value of underlying properties,  the financial condition of the mortgagee and the impact of
        general   economic   conditions  in  the   geographic   areas  of  the  properties
        collateralizing  the  mortgages.  Once the  determination  is made that a mortgage loan is impaired,  the primary  consideration  used to determine the amount of the impairment  is the fair  market  value of the  underlying  property.  The  Company assumes it would  receive the proceeds  from the sale of the  underlying  property less  sale  expenses.  The  Company  maintains  an  allowance  for  mortgage  loan losses.  The  allowance is determined  through an analysis of specific  loans that are believed to have a higher risk of credit  impairment.  The  rollforward of the allowance is as follows:

                                                                      December 31,
                                                             ------------------------------------
                                                                   2017               2016
                                                             -----------------  -----------------

Balance at beginning of period                                        $ 1,934            $ 1,000
Change in allowances established                                         (130)               934

                                                             -----------------  -----------------
Balance at end of period                                              $ 1,804            $ 1,934
                                                             =================  =================

        Charge offs include the amount of loss  resulting from writing  specific  mortgage loans to fair value and loans  which were  satisfied  by taking  ownership  of the real  estate.  When the real  estate is taken it is recorded at its fair value and the mortgage loan is recorded as fully paid.  Provision  released is applicable to loans determined to no longer require an allowance.

        No  mortgages  were  written  down to fair value  during  the year ended  December
        31,  2017  and  2016,   respectively.   The  Company  did  not   restructure   any
        mortgage loans during the years ended December 31, 2017 and 2016.

        The  company  did not take  ownership  of any real  estate  in 2017.  The  Company took ownership of one piece of real estate in  satisfaction  of a mortgage loan in
        2016.  Real estate is a component  of other  invested  assets in the  consolidated balance sheets.

        The following table summarizes the activity in real estate owned which was obtained in satisfaction of mortgage loans on real estate:

                                                                              December 31,
                                                                  --------------------------------------------
                                                                          2017                   2016
                                                                  ---------------------  ---------------------

Real estate owned at beginning of period                                      $ 23,651                      -
Real estate acquired in satisfaction of mortgage loans                               -                 23,651
Release of escrow                                                               (2,823)                     -
                                                                  ---------------------  ---------------------
Real estate owned at end of period                                            $ 20,828               $ 23,651
                                                                  =====================  =====================

        Credit risk concentration

        The  Company  generally   strives  to  maintain  a  diversified   invested  assets
        portfolio.   Other  than  investments  in  U.S.   government  or  U.S.  government
        agencies,  the Company  had no  investments  that  exceeded  10% of the  Company's stockholder's equity at December 31, 2017.

        Other

        Federal Home Loan Bank of Des Moines

        The  Company  is  a  member  of  FHLB  Des  Moines.   In  order  to  maintain  its
        membership   and  borrow  funds,   the  Company  was  required  to  purchase  FHLB
        equity  securities  that total  $99,147 and  $78,667 as of  December  31, 2017 and
        2016,  respectively.  These  securities are included in equity  securities and are carried at cost,  which  approximates  fair value.  Resale of these  securities is
        restricted   only  to  FHLB.  As  a  member  of  FHLB,   the  Company  can  borrow
        money,  provided that FHLB's collateral and stock ownership  requirements are met.
        The   maximum   amount  a  member   can   borrow   is   twenty   times   its  FHLB
        investment.  The interest  rate and repayment  terms differ  depending on the type
        of  advance  and  the  term  selected.   At   December 31,   2017  and  2016,  the
        Company  had  outstanding  advances of  $2,228,670  and  $1,716,670,  respectively from FHLB (see Note 8).

        Deposits with regulatory authorities

        At  December  31, 2017 and 2016,  securities  with  reported  values of $3,265 and
        $3,215,  respectively,  were on deposit with regulatory authorities as required by law.  These  consist of fixed  maturity  securities  reported in the  consolidated balance  sheets at fair value and have an  amortized  cost of $3,186  and  $3,082, respectively.

5.      DERIVATIVES AND DERIVATIVE INSTRUMENTS

        The following  table  presents the notional  amount and fair value of  derivatives and derivative instruments:

                                                                                      December 31,
                                                           -------------------------------------------------------------------
                                                                 2017                              2016
                                                           ---------------------------------  --------------------------------
                                                               Notional           Fair           Notional           Fair
                                                                Amount           Value            Amount           Value
                                                           ----------------- ---------------  ---------------  ---------------
Assets:
Derivative Instruments
Interest rate swaps                                                $ 96,070           $ 552        $ 104,070          $ 2,159
Interest rate floors                                                113,000           5,822          113,000            9,350
Interest rate caps                                                2,490,000          12,901        2,490,000           42,769
Foreign exchange derivatives                                          1,623              35           15,536              691
Futures                                                           3,779,582         155,094        2,721,008          146,132
Options                                                          12,868,938         685,126        9,150,929          353,273
                                                                             ---------------                   ---------------
                                                                                  $ 859,530                         $ 554,374
                                                                             ===============                   ===============
Reinsurance receivables - embedded
   derivatives from reinsurance ceded:
   Index annuity products ceded                                         N/A       $ 816,522              N/A        $ 724,830
   Annuity funds withheld and modco                                     N/A         251,956              N/A          453,455
                                                                             ---------------                   ---------------
                                                                                $ 1,068,478                       $ 1,178,285
                                                                             ===============                   ===============
Fixed maturities - asset-backed securities that contain
 embedded derivatives:

  Hybrid instruments                                                             $ 602,338                         $ 531,679
                                                                             ===============                   ===============

Liabilities:
Investment-type insurance contracts
   embedded derivatives:
   Index life and annuity products                                              $ 4,878,398                       $ 3,921,846
                                                                             ===============                   ===============
Other liabilities - derivative instruments:
Foreign exchange derivatives                                       $ 21,595           $ 766          $ 1,504             $ 21
Written options                                                   4,380,488         148,159        2,116,750           21,343
                                                                             ---------------                   ---------------
                                                                                  $ 148,925                          $ 21,364
                                                                             ===============                   ===============

None of the derivatives above are designated as hedging instruments.

        Indexed options and futures

        The  Company  has  indexed  annuity  and  indexed  universal  life  products  that provide  for a  guaranteed  base  return  and a higher  potential  return  tied to several  major  equity  market  indices.  In order  to fund  these  benefits,  the
        Company   purchases   over-the-counter   index   options   that   compensate   the
        Company for any appreciation  over the strike price and offsets the  corresponding
        increase  in  the  policyholder  obligation.   The  Company  also  enters  futures
        contracts and options to  compensate  it for  increases in the same  indices.  The
        Company classifies these options and futures as derivative instruments.

        The  Company  amortizes  the  cost  of  the  indexed  options  against  investment income  over the  term of the  option,  which  is  typically  one  year.  When the options are exercised at maturity,  the value received by the Company is reflected
        as  net  investment  income  in  the  consolidated   statements  of  income.   The
        Company  marks  the  options  it holds to market  with  changes  in  market  value reflected in net gains on derivatives and derivative instruments.

        The futures  contracts  have no initial cost and are marked to market daily.  That daily  mark-to-market  is settled through the Company's  variation margin accounts maintained  with the  counterparty.  The Company  reports the  difference  between market  value  and  amortized  cost  of  indexed  options  and the  change  in the futures  variation margin accounts as gains (losses) on derivatives and derivative instruments in the consolidated statements of income.

        Embedded derivatives related to indexed life and annuity products

        The   Company's    indexed   life   and   annuity    products   contain   embedded
        derivatives.  The fair value of the embedded  options  related to these direct and ceded  policyholder  obligations  are based upon current and expected index levels and  returns  as well as  assumptions  regarding  general  policyholder  behavior, primarily  lapses and withdrawals.  These projected  benefit values are discounted to the current date using an assumed  interest rate  consistent  with the duration of the liability  adjusted to reflect the  Company's  credit risk and risk margin.
        This value is then  compared to the carrying  value of the  liability to calculate any gain or loss that is reflected  in the  consolidated  statements  of income as net gains (losses) on derivatives and derivative instruments.

        The  Company  has two  coinsurance  with  funds  withheld  reinsurance  agreements as well as a modified coinsurance  agreement with unaffiliated  reinsurers.  Under
        applicable  guidance,   the  Company's  reinsurance  agreements  contain  embedded derivatives  that  require  bifurcation  due to  credit  risks  the  reinsurer  is assuming that are not clearly and closely related to the  creditworthiness  of the
        Company.  The  embedded  derivatives  contained  in the funds  withheld  liability have  characteristics  similar to a total return swap since the Company  cedes the total return on a designated  investment  portfolio to the outside reinsurer.  The reinsurer  assumes the  interest  credited to the  policyholders  on the  policies covered by the  treaties,  which  interest is  relatively  fixed.  The Company has
        developed   models  based  on  the  expected  cash  flows  of  the  ceded  annuity business to estimate  the fair value of the policy  liabilities.  The value of the derivative  embedded  in the funds  withheld  coinsurance  agreements  is equal to the  difference  between  the  fair  value of the  assets  in the  funds  withheld portfolio and the fair value of the policy  liabilities  estimated  from cash flow models.  The  value  of  the  derivative  embedded  in  the  modified  coinsurance agreement is equal to the difference  between the fair value and cost basis of the underlying  financial  instruments  in  the  modco  portfolio.  The  value  of the
        embedded   derivative  is  reported  in  the   consolidated   balance   sheets  in
        reinsurance  receivables.  The net change in the  reported  value of the  embedded derivatives  is  reported  in net gains  (losses) on  derivatives  and  derivative instruments in the consolidated statements of income.

        See Note 11 for  further  discussion  related to the  Company's  coinsurance  with funds withheld and modified coinsurance reinsurance agreements.

        Embedded derivatives related to hybrid financial instruments

        The Company  holds hybrid  financial  instruments,  fixed income  securities  with
        embedded   derivatives,   and  has   elected   fair   value   measurement.   These
        securities are reported in the  consolidated  balance sheets in fixed  maturities, available-for-sale,  at fair value.  Any change in the fair value of the  security is reported as net gains  (losses) on derivatives  and  derivative  instruments in the  consolidated  statements of income.  The amortized cost and fair value of the
        Company's  hybrid  financial  instruments  at  December  31,  2017  was,  $539,000 and $602,338  respectively.  The  amortized  cost and fair value of the  Company's hybrid  financial  instruments  at December 31, 2016 was  $539,000  and  $531,679,
        respectively.  The  decision  to  elect  fair  value  measurement  is  made  on an instrument-by-instrument  basis  under the  guidance.  The Company  will  consider making  an  election  of  fair  value  measurement  at  the  time  of  any  future acquisitions of hybrid financial instruments.

        Other derivative instruments

        The Company has also  entered  into  interest  rate floor,  interest  rate cap and interest  rate swap  agreements  to help manage its  overall  exposure to interest rate  changes  and  credit  events.  These  other  derivative  instruments  do not hedge  specific  assets  or  liabilities  and as  such  are not  accounted  for as effective  hedges.  The Company holds  interest  rate floor and cap  agreements to protect itself against  interest rate  fluctuations in relation to crediting rates on its policyholder  accounts.  These swaps,  caps and floors are reported at fair value in the  consolidated  balance  sheets  and  changes  in the fair  value  are reported  as a  component  of net gains  (losses) on  derivatives  and  derivative instruments  in the  consolidated  statements  of income.  Periodic  interest rate swap  settlements  and  current  period  changes  in the swap  accruals  for these non-hedge  swaps are  reported  as a  component  of net  investment  income in the consolidated  statements  of income  with the  payable or  receivable  included in accrued  investment  income in the  consolidated  balance sheets.  The stated fair value of the applicable interest rate swaps excludes the current period accruals.

        The Company has entered into foreign  currency  forwards to protect itself against currency  fluctuations  between trade and  settlement  dates on foreign  financial instruments.  These  forwards  are  reported  at fair  value  in the  consolidated balance  sheets and  changes  in fair value are  reported  as a  component  of net gains (losses) on  derivatives  and  derivative  instruments  in the  consolidated statements of income.

        A   consolidated   VIE  of  the  Company   issued  notes   payable  with  embedded
        derivatives  and has elected the fair value option.  The notes are reported in the consolidated  balance  sheets in notes  payable.  Any  change in the fair value of the  notes is  reported  as net  gains  (losses)  on  derivatives  and  derivative instruments in the consolidated statements of income.

        The following table presents the impact of derivatives and derivative  instruments not designated as hedging instruments in the consolidated statements of income:

                                                                           Year ended December 31,
                                                            --------------------------------------------------------
                                                                  2017               2016                2015
                                                            -----------------  -----------------   -----------------
Gains (losses) recognized in net gains (losses)
 on derivatives and derivative instruments:

Interest rate swaps                                              $    (1,607)       $    (2,467)        $    (2,068)
Interest rate floors                                                  (3,263)            (2,167)               (993)
Interest rate caps                                                   (29,868)            (1,097)             (8,852)
Foreign exchange derivatives                                          (2,405)             1,283               5,529
Embedded derivatives in:
Indexed life and annuity products                                   (376,928)          (398,045)            521,238
Indexed annuity products ceded                                        32,112             32,264            (108,823)
Annuity funds withheld and modco                                    (201,499)            91,737              61,701
Hybrid instruments                                                    58,394             16,846             (51,838)
Futures                                                              459,253            112,704             (32,386)
Options                                                              168,509            185,286            (101,094)
                                                            -----------------  -----------------   -----------------

                                                                $    102,698        $    36,344        $    282,414
                                                            =================  =================   =================

Gains (losses) recognized in net investment income:

Interest rate swaps                                              $     1,328        $     2,997         $     5,171
Interest rate floors                                                   1,807              2,397               2,851
Options                                                              252,422           (109,518)            (48,303)
                                                            -----------------  -----------------   -----------------

                                                                $    255,557       $   (104,124)       $    (40,281)
                                                            =================  =================   =================

6.      OFFSETTING OF ASSETS AND LIABILITIES

        Certain  of the  Company's  derivative  instruments  are  subject  to  enforceable master netting  arrangements that provide for the net settlement of all derivative contracts  between  the  Company  and a  counterparty  in the event of  default or
        upon  the   occurrence  of  certain   termination   events.   Collateral   support
        agreements  are  also in  place  requiring  the  Company  or the  counterparty  to pledge  collateral in the event minimum  thresholds  have been reached,  typically related to the fair value of the outstanding  derivatives.  Additionally,  certain of  the  Company's  repurchase  and  reverse  repurchase  agreements  provide  for net settlement on termination of the agreement.

        The  Company  reports   derivative   instruments,   repurchase   agreements,   and
        reverse   repurchase   agreements  on  a  gross  basis  within  the   consolidated
        balance   sheet.   The  tables  below   present  the   Company's   gross  and  net
        derivative  instruments  and  gross  and net  repurchase  agreements  by asset and liabilities for the Company:

                                                           December 31, 2017
                                           -------------------------------------------------------

                                            Gross Amounts       Collateral-
                                           Presented in the      Financial
                                               Balance          Instruments            Net
                                                Sheet           and/or Cash           Amount
                                           -----------------  -----------------  -----------------
Offsetting of financial assets:
Derivative instruments                            $ 859,530          $ 361,170          $ 498,360
Reverse repurchase agreements                             -                  -                  -
                                           -----------------  -----------------  -----------------
Total financial assets                            $ 859,530          $ 361,170          $ 498,360
                                           =================  =================  =================

Offsetting of financial liabilities:
Derivative instruments                            $ 148,925                $ - #        $ 148,925
Repurchase agreements                             3,830,038          3,830,038                  -
                                           -----------------  -----------------  -----------------
Total financial liabilities                     $ 3,978,963        $ 3,830,038          $ 148,925
                                           =================  =================  =================

                                                              December 31, 2016
                                           -------------------------------------------------------

                                            Gross Amounts       Collateral-
                                           Presented in the      Financial
                                               Balance          Instruments            Net
                                                Sheet           and/or Cash           Amount
                                           -----------------  -----------------  -----------------
Offsetting of financial assets:
Derivative instruments                            $ 554,374          $ 287,163          $ 267,211
Reverse repurchase agreements                        17,641             17,641                  -
                                           -----------------  -----------------  -----------------
Total financial assets                            $ 572,015          $ 304,804          $ 267,211
                                           =================  =================  =================

Offsetting of financial liabilities:
Derivative instruments                             $ 21,364                $ - #         $ 21,364
Repurchase agreements                             3,549,703          3,549,703                  -
                                           -----------------  -----------------  -----------------
Total financial liabilities                     $ 3,571,067        $ 3,549,703           $ 21,364
                                           =================  =================  =================

7.      VARIABLE INTEREST ENTITIES

        Consolidated VIEs

        The  Company  has  concluded  that as of  December  31,  2017 and 2016,  it is the primary  beneficiary of two variable  interest  entities,  Wattage Finance,  LLC -
        Series  C  ("Wattage")  and  Merlin  Series  2015  A-C  LLC  ("Merlin"),  and  has
        therefore consolidated those entities in the Company's financial statements.

        Wattage was set up as a  financing  vehicle for a natural gas fired power plant in
        Texas.  The  Company,  along with a common  control  related  party,  has provided all of the equity for this company and  therefore  receives all economic  benefits or losses.  The Company  does not have any voting  rights and  therefore  does not meet the power  criteria.  However,  because  of the  Company's  equity  ownership the  determination  has been  made that  substantially  all of the  activities  of
        Wattage  are  carried  out on behalf of  Companies  in the common  control  group.
        Because  the  Company  is  the  majority   owner  it  is  considered  the  primary
        beneficiary.

        Merlin  was set up as a  restructuring  of an  indexed  linked  security  that the
        Company  and a  common  control  related  party  had  held  directly  in  order to defease  the  coupon  payment  of the  security.  The  Merlin  entity  issuednotes payable in  exchange  for the index  linked  security.  The notes  payable are the sole  capitalization  of Merlin and the  Company  and  related  party are the sole holders of the note.  The Company and related  party do not have any voting rights and  therefore  do not meet the  power  criteria.  However,  because  the  Company and its common  control  related party have  ownership of the entire note issuance the  determination  has been  made that  substantially  all of the  activities  of
        Merlin are  carried  out on behalf of the  related  party  group and  because  the
        Company  holds the majority of the note  issuance in the related party group it is considered the primary beneficiary.

        The Company's  consolidated  financial statements include the assets,  liabilities and  operating  results of the above  mentioned  VIEs for which the Company is the primary  beneficiary.  The  following  table  summarizes  the carrying  amounts of these  entities'  assets and  liabilities  included in the Company's  consolidated balances sheets:

                                                                                  December 31,
                                                                      --------------------------------------
                                                                             2017                2016
                                                                      -------------------  -----------------
ASSETS
Investments
    Fixed maturities, available-for-sale, at fair value                     $    416,516        $   382,428
    Other invested assets                                                         (2,092)            (1,165)
                                                                      -------------------  -----------------
       Total investments                                                         414,424            381,263

Cash                                                                                 248                489
Accrued investment income                                                          2,976              2,976
Other receivables, other assets and property, plant and equipment                    690                783
                                                                      -------------------  -----------------
       Total assets                                                         $    418,338        $   385,511
                                                                      ===================  =================

LIABILITIES
Notes payable                                                               $    156,716        $   157,828
Other liabilities                                                                 12,364              6,914
                                                                      -------------------  -----------------
       Total liabilities                                                    $    169,080        $   164,742
                                                                      -------------------  -----------------

        Unconsolidated VIEs

        The  Company  holds  variable  interests  in a number of VIEs  where  the  Company is not the primary  beneficiary.  Investments  in these VIEs are reported in fixed maturities and other invested assets.

        Investments  in  VIEs  held as  fixed  maturity  securities  include  CMBS,  RMBS,
        CLOs and other ABS.  These  entities  are VIEs due to their  thin  capitalization.
        The   Company  has  made  the   determination   that  they  are  not  the  primary
        beneficiary.  This  determination  is made due to the  Company's  lack of power to direct the  activities of these  entities as well as less than majority  ownership of the total issuances.

        Investments  in  VIE's  held  as  other  invested  assets  are  primarily  limited
        partnership  equity  holdings  where  the  Company  is  a  limited  partner.   The
        partnerships  are  deemed  VIEs  because  the  equity  ownership  lacks  power  to direct the activities of the  partnership.  The Company has determined  that it is not the primary  beneficiary  of these entities due to the Company's lack of power to direct  activities as well as less than majority  ownership of the total equity investment.

        The  Company's  carrying  amount of its asset  compared  to its  maximum  exposure to loss related to unconsolidated VIEs and limited partnerships is as follows:

                                                               December 31,
                                                    ----------------------------------
                                                         2017              2016
                                                    ---------------- -----------------

Fixed Maturities, Available for Sale
Carrying amount of assets                              $ 12,868,421      $ 12,169,027
Maximum exposure to loss                                 12,868,421        12,169,027

Limited Partnerships
Carrying amount of assets                                 $ 905,661         $ 827,759
Maximum exposure to loss                                  1,295,493         1,176,297

8.      REPURCHASE AGREEMENTS, OTHER BORROWINGS, AND COLLATERAL ON DERIVATIVE INSTRUMENTS

        Repurchase agreements

       Securities   sold   under    repurchase    agreements   and   securities    lending
       arrangements are effectively collateralized borrowings. In these transactions,  the
       Company  receives cash in exchange for  transferring  securities as collateral  and recognizes an obligation to reacquire the securities for cash at the  transaction's maturity.  These types of transactions create risks, including (1) the counterparty may fail to fulfill its  obligations  under  outstanding  agreements,  (2) the fair value of the securities  transferred may decline below the amount of the obligation to  reacquire  the  securities,  and  therefore  create  an  obligation  to  pledge additional  amounts,  and (3) the  counterparty  may  accelerate  the  maturity  on demand  requiring  the  Company to  reacquire  the  security  prior to  contractual maturity.  The Company  attempts to mitigate  these risks through the use of highly liquid securities,  selecting counterparties with long-standing performance records and  monitoring  the fair value of  collateral  pledged  relative to  contractually
       required    repurchase    amounts.    The   repurchase    collateral    posted   by
       counterparties   at   December   31,   2017   and  2016  was   $9,990   and   $858,
       respectively.  The following table provides the underlying  collateral types of the
       Company's  gross  obligations as well as the remaining  contractual  maturity under repurchase and securities lending agreements:

                                                                                     December 31, 2017
                                          -----------------------------------------------------------------------------------------------------
                                                                   Remaining Contractual Maturity of the Agreements
                                          -----------------------------------------------------------------------------------------------------
                                            Overnight and                                                   Greater Than
                                              Continuous        Up to 30 days          30-90 days              90 days             Total
                                          -----------------   ------------------    ------------------    -----------------  ------------------
Repurchase agreements and
repurchase-to-maturity transactions
Securities lending transactions
U.S. government and agencies                   $ 3,265,556                    -                     -                    -         $ 3,265,556
Corporate securities                               172,838                    -                     -                    -             172,838
Residential mortgage-backed securities             391,644                    -                     -                    -             391,644
                                          -----------------   ------------------    ------------------    -----------------  ------------------
Total                                            3,830,038                    -                     -                    -           3,830,038
                                          -----------------   ------------------    ------------------    -----------------  ------------------
Total borrowing                                $ 3,830,038                  $ -                   $ -                  $ -         $ 3,830,038
                                          =================   ==================    ==================    =================  ==================

                                                                                     December 31, 2016
                                          -----------------------------------------------------------------------------------------------------
                                                                   Remaining Contractual Maturity of the Agreements
                                          -----------------------------------------------------------------------------------------------------
                                            Overnight and                                                   Greater Than
                                              Continuous        Up to 30 days          30-90 days              90 days             Total
                                          -----------------   ------------------    ------------------    -----------------  ------------------
Repurchase agreements and
repurchase-to-maturity transactions
U.S. government and agencies                   $ 2,560,708                    -                     -                    -         $ 2,560,708
Corporate securities                               376,410                    -                     -                    -             376,410
Residential mortgage-backed securities             599,849                    -                     -                    -             599,849
Other debt securities                               12,735                    -                     -                    -              12,735
                                          -----------------   ------------------    ------------------    -----------------  ------------------
Total                                            3,549,702                    -                     -                    -           3,549,702
                                          -----------------   ------------------    ------------------    -----------------  ------------------
Total borrowing                                $ 3,549,702                  $ -                   $ -                  $ -         $ 3,549,702
                                          =================   ==================    ==================    =================  ==================

        Other borrowings

        At  December  31,  2017 and  2016,  the  Company  had  outstanding  borrowings  of
        $2,228,670  and  $1,716,670  respectively  from  the FHLB in  accordance  with the
        terms  of  its  membership  agreement.   The  purpose  of  the  borrowings  is  to
        complement   the  Company's   repurchase   agreement   program.   The   borrowings
        are  reported  as a component  of  repurchase  agreements,  other  borrowings  and collateral on derivative  instruments  in the  consolidated  balance  sheets.  The borrowings  outstanding  at  December  31,  2017 have  maturity  dates in  January and  November  of 2018;  February,  May,  June,  November  and  December  of 2019;
        January,   February,   May,   June,   October  and   December   of  2020;   March,
        November  and  December  of  2021.   The   interest   rates  on  the   outstanding
        borrowings  range from 1.07% to 2.42%.  Interest  expense  incurred  during  2017,
        2016 and 2015 was  $28,082,  $13,793,  and $7,259,  respectively,  and is reported as a  component  of net  investment  income  in  the  consolidated  statements  of income.  The carrying value of this borrowing  approximates  its fair value due to its short maturity.

        In   accordance   with  the   FHLB   membership   agreement,   the   Company   was
        required  to  purchase  FHLB  common  stock.  At  December  31,  2017 and 2016 the
        Company  held  $99,147  and  $78,667  of  FHLB  common  stock,  respectively.   In
        addition,  the  Company  has  posted  mortgage  loans  and  agency  MBS/CMO  fixed income  securities  with fair values in excess of the amount of the  borrowing  as collateral.

       On  December  31,  2011  Solberg  Re,  a  direct  wholly  owned   limited   purpose
       subsidiary  domiciled in the State of Iowa,  secured an irrevocable  standby letter of  credit  ("LOC")  from a large  commercial  bank.  On  June  28,  2013,  the LOC facility  was  amended  to  increase  the  aggregate  maximum  LOC  amount,  extend the term and increase the life  insurance  policies  covered  under the  agreement.
       On June 30,  2014,  the LOC  facility  was amended to increase  the life  insurance policies  covered under the  agreement.  The term of the facility and the aggregate
       maximum   issuance   amount   did  not   change   in  the   2014   amendment.   The
       amended  LOC,   which  has  a  term  of  13  years,   has  an   aggregate   maximum
       issuance  amount of  $700,000,  of which  $601,716  and  $583,347  were  issued and outstanding  at  December  31,  2017 and 2016,  respectively.  The  purpose  of the
       LOC is to support  redundant  statutory  required  reserves on  specific  term life insurance  policies  issued by Midland  National  and North  American  and ceded to
       Solberg  Re.  The LOC can be drawn  upon when  actual  policy  benefits  applicable to the specific life insurance term policies exceed specified  thresholds.  Solberg
       Re does not  anticipate  drawing  funds  against  the LOC.  Total  credit  facility origination  costs of $5,814 were  incurred  and  capitalized  and are  included in
       other  receivables,   other  assets  and  property,  plant  and  equipment  in  the consolidated  balance  sheets.  The  capitalized  fees will be  amortized  over the original life of the facility.  Amortization  expense of $447 was recorded in 2017,
       2016 and  2015.  The  Company  expects  to  amortize  $447 in each of the next five years.  In addition,  a quarterly  fee equal to 1.45% per annum of the  outstanding
       LOC was paid  during  part of 2013.  As part of the  2013 LOC  facility  amendment, the  quarterly  fee was  changed  to  1.3855%  per  annum of the  outstanding  LOC, which will be paid during the remaining  term of the facility.  LOC fees of $8,348,
       $8,055 and $7,535 were incurred in 2017, 2016 and 2015, respectively.

        On  December  31,  2012  MNL Re,  another  direct  wholly  owned  limited  purpose subsidiary  domiciled in the State of Iowa, secured a contingent note guarantee of specific risks on certain  permanent life insurance  policies assumed from Midland
        National and North American from an unrelated  third party.  The  contingent  note
        guarantee   was  amended  on  December   31,  2013  to  increase   the   aggregate
        maximum  guarantee  amount,  extend  the  term and  increase  the  permanent  life
        insurance   policies   covered  under  the  agreement.   On  June  30,  2014,  the
        contingent   note  was  further   amended  to  increase  the   aggregate   maximum
        guarantee  amount and increase  the  permanent  life  insurance  policies  covered under  the  agreement.  This  contingent  note  guarantee  functions  in a  manner similar to a letter of credit.  The  contingent  note  guarantee  has a term of 23
        years  and  an  aggregate  maximum  guarantee  amount  of  $1,432,000,   of  which
        $1,070,305   and   $953,798   was   utilized  at  December   31,  2017  and  2016,
        respectively.  MNL Re pays a fee to the  guarantee  provider  equal to  0.65%  per annum,  payable quarterly,  applied to the amount of the guarantee  utilized.  The
        contingent   note  guarantee  can  be  drawn  upon  when  actual  policy  benefits applicable  to the specific  permanent  life  insurance  policies  exceed  certain thresholds.  MNL Re does not  anticipate  drawing  funds  against  the  contingent note  guarantee.  For the  years  ended  December  31,  2017,  2016 and 2015  fees incurred  related  to this  contingent  note  guarantee  were  $6,467,  $5,851 and
        $4,931 respectively.

        Collateral on derivative instruments

        Collateral  posted by  counterparties  at December  31,  2017 and 2016  applicable to  derivative  instruments  was  $361,170  and  $287,163,  respectively,  and  is reflected in the consolidated  balance sheets in cash and fixed income securities.
         The obligation to repay the collateral is reflected in the  consolidated  balance sheets in repurchase  agreements,  other  borrowings  and collateral on derivative instruments.

9.      DAC, PVFP and DSI

        The components of DAC and PVFP are as follows:

                                                                     Year ended December 31,
                                                       ---------------------------------------------------------
                                                           2017                 2016                2015
                                                       ----------------   -----------------   ------------------
Balance at beginning of year                             $   2,054,278       $   1,811,664        $   1,581,768
Commissions deferred                                           312,652             373,603              334,910
Underwriting and acquisition expenses deferred                  15,707              15,662               14,651
Change in offset to unrealized (gains) losses                 (105,453)             33,247               77,678
Amortization related to operations                            (123,001)           (161,710)            (184,995)
Amortization related to realized (gains) losses                 (1,124)            (13,084)              (1,840)
Amortization related to derivatives (gains) losses              39,103              (5,104)             (10,508)
                                                       ----------------   -----------------   ------------------
Balance at end of year                                   $   2,192,162       $   2,054,278        $   1,811,664
                                                       ================   =================   ==================

        The components of DSI are as follows:

                                                                     Year ended December 31,
                                                       ---------------------------------------------------------
                                                           2017                 2016                2015
                                                       ----------------   -----------------   ------------------
Balance at beginning of year                              $    588,989        $    530,061         $    460,588
Sales inducement costs deferred                                 55,310              94,747              116,128
Change in offset to unrealized (gains) losses                  (30,419)             21,999               46,886
Amortization related to operations                             (60,851)            (55,419)             (87,993)
Amortization related to realized (gains) losses                 (1,781)             (1,638)               2,391
Amortization related to derivatives (gains) losses              17,488                (761)              (7,939)
                                                       ----------------   -----------------   ------------------
Balance at end of year                                    $    568,736        $    588,989         $    530,061
                                                       ================   =================   ==================

10.     PROPERTY, PLANT AND EQUIPMENT

        The major  classifications  of  property,  plant  and  equipment  recorded  in the consolidated  balance  sheets as a component  of other  receivables,  other assets and property, plant and equipment are as follows:

                                              Range of                      December 31,
                                                                 -------------------------------------
                                            Useful Lives               2017                2016
                                          ------------------     -----------------   -----------------

Land                                              -                   $     3,029         $     3,029
Buildings and improvements                  20 - 39 years                  20,837              20,792
Leasehold improvements                      4 - 40 years                    3,420               2,886
Furniture and fixtures                        10 years                      8,453               7,930
Computer equipment and software              3 - 10 years                 160,970             138,709
Other                                         5 years                          38                  51
                                                                 -----------------   -----------------
                                                                          196,747             173,397
Accumulated depreciation                                                 (124,948)            (97,893)
                                                                 -----------------   -----------------
                                                                      $    71,799         $    75,504
                                                                 =================   =================

        Depreciation  expense  was  $28,891,  $28,162  and  $21,183  for the  years  ended
        December 31, 2017, 2016 and 2015, respectively.

11.     REINSURANCE

        The  Company  is  primarily  involved  in the  cession  and,  to a lesser  degree, assumption  of life and  annuity  reinsurance  with other  companies.  Reinsurance premiums and claims ceded and assumed are as follows:

                                                                      December 31,
                                -----------------------------------------------------------------------------------------------
                                              2017                              2016                            2015
                                --------------------------------  ------------------------------   ----------------------------
                                    Ceded           Assumed           Ceded          Assumed          Ceded         Assumed
                                ---------------  ---------------  ---------------  -------------   -------------  -------------

Premiums and deposits
 on investment contracts            $  529,927       $  205,981      $ 1,890,401      $ 516,421       $ 863,344      $ 365,449

Claims                                 301,189           41,082          255,123         31,311         295,175         19,659

        The  Company  is  party  to  two  funds  withheld  coinsurance  agreements  with a
        third-party   reinsurer.   These  are  indemnity  agreements  that  cover  50%  of
        substantially  all policies of specific  annuity plans issued from January 1, 2002 through  March 31, 2005,  60% of  substantially  all policies of specific  annuity
        plans  issued  from  April  1,  2005  through   February  29,  2008,  and  50%  of
        substantially  all  policies of specific  annuity  plans issued from March 1, 2008
        through   November  30,  2013.  In  these   agreements,   the  Company  agrees  to
        withhold,  on behalf of the reinsurer,  assets equal to the statutory  liabilities associated  with  these  policies.  The  Company  has  netted  the funds  withheld liability of $3,934,382  and  $4,015,445  against the  reinsurance  receivables of
        $4,354,871  and  $4,667,459 in  reinsurance  receivables  in the December 31, 2017
        and   2016   consolidated   balance   sheets,   respectively.    The   reinsurance
        receivables contain embedded derivatives as discussed in Note 5.

        The Company is a party to a reinsurance  agreement  with North  American.  In this indemnity  agreement,  the  Company  assumes 80% of all  policies  issued by North
        American  on or after  January 1, 2014 of  specific  annuity  plans.  The  Company retrocedes  100% of this  business to a third party  reinsurer  through a modified
        coinsurance   agreement.   At  December  31,  2017  and  2016,   the  Company  has
        assumed  reserves of $769,851 and  $690,026,  respectively,  which are included in policyholder account balances.

        The  Company is a party to a modified  coinsurance  agreement  with a  third-party reinsurer.  This  indemnity  agreement  covers 80% of all  policies  issued by the
        Company on or after  January 1, 2014 of  specific  annuity  plans  along with 100%
        of the  business  the  Company  assumes  from North  American  in the  coinsurance
        agreement  discussed  in  the  previous  paragraph.   In  a  modified  coinsurance
        agreement,  the Company retains,  on behalf of the reinsurer,  assets equal to the statutory  liabilities  associated with the reinsured policies. As of December 31,
        2017  and  2016,   the  Company's   reserves   related  to  this   agreement  were
        $2,792,896 and $2,530,809,  respectively and are included in policyholder  account balances.

        The  Company  is a party  to a  coinsurance  agreement  with  Guggenheim  Life and
        Annuity  Company  ("GLAC"),  an  affiliate.   This is an indemnity  agreement that
        covers 100% of all  policies  issued from January 1, 2008  through  September  30,
        2009  of  specific  annuity  plans.   Reinsurance   receivables  of  $237,936  and
        $248,467   associated   with  this  agreement  are  reported  as  a  component  of
        reinsurance   receivables   in  the  December  31,  2017  and  2016   consolidated
        balance sheets, respectively.

        MNL  Re  has  a   coinsurance   agreement   with   North   American,   which   was
        subsequently  amended  and  restated  on  December  31,  2013.  On June 30,  2014,
        the   coinsurance   agreement   with  North   American  was  further   amended  to
        increase the life insurance  policies  covered under the agreement.  In accordance
        with  the   coinsurance   agreement  North  American  ceded  a  defined  block  of
        permanent  life  insurance  products  to MNL Re. At  December  31,  2017 and 2016,
        MNL Re  assumed  reserves  of  $356,348  and  $265,014,  respectively,  which  are included  in  reinsurance  receivables.  MNL  Re  received  premiums  of  $70,227,
        $69,709, and $68,978 from North American in 2017, 2016, and 2015 respectively.

        On  December  31,  2011,  Solberg Re entered  into a  coinsurance  agreement  with
        North  American.  On  June  28,  2013,  the  agreement  was  amended  and  extends the term and increases the life  insurance  policies  covered under the agreement.
        In  accordance  with the  coinsurance  agreement  North  American  ceded a defined block of term life  insurance  to  Solberg  Re.  At  December  31,  2017 and 2016,
        Solberg  Re  assumed  reserves  of  $171,213  and  $160,185,  respectively,  which
        are  included  in  reinsurance  receivables.   Solberg  Re  received  premiums  of
        $50,584,  $55,911  and  $58,084  from  North  American  in  2017,  2016  and  2015 respectively.  In addition,  Solberg Re paid a reinsurance  assumed risk charge of
        $181  in  2015.  Solberg  Re paid an  expense  allowance  of  $5,057,  $5,589  and
        $9,682 in 2017, 2016 and 2015,  respectively  and paid claims of $27,851,  $25,966 and $17,201 in 2017, 2016 and 2015 respectively to North American.

        Premiums,  interest  sensitive life and investment  product charges,  and benefits incurred  are  stated net of the  amounts  of  premiums  and  claims  assumed  and ceded.  Policyholder account balances,  policy benefit reserves, and policy claims and benefits  payable are reported gross of the related  reinsurance  receivables.
        These  receivables  are  recognized in a manner  consistent  with the  liabilities related to the underlying reinsured contracts.

12.     NOTES PAYABLE

        On October 28, 2013,  the Company  issued a note  payable to its parent,  SFG, for
        $142,000.   The  note   payable   bears   an   interest   rate  of  7.5%   payable
        semi-annually.    The  maturity  date of the note is October 31, 2043.  The amount
        of  interest   accrued   and   incurred   during   2017  and  2016  was   $10,650,
        respectively.   Payment  of  principal  and  interest  on this note is  subject to approval by the Iowa Insurance Division.

        On December  30,  2014,  the  Company  issued a note  payable to its parent,  SFG,
        for   $200,000.   The  note  payable  bears  an  interest  rate  of  7.0%  payable
        semi-annually.   The  maturity  date  of  the  note  is  December  30,  2044.  The amount  of  interest  accrued  and  incurred  during  2017 and  2016 was  $14,000, respectively.  Payment  of  principal  and  interest  on this note is  subject  to approval by the Iowa Insurance Division.

        On June 30,  2017,  the  Company  issued a note  payable to its parent,  SFG,  for
        $295,000.   The  note   payable   bears   an   interest   rate  of  6.0%   payable
        semi-annually.  The  maturity  date of the note is June 30,  2047.  The  amount of interest  accrued and incurred  during 2017 was $8,923.  Payment of principal  and interest on this note is subject to approval by the Iowa Insurance Division.

        On December  30,  2017,  the  Company  issued a note  payable to its parent,  SFG,
        for   $200,000.   The  note  payable  bears  an  interest  rate  of  6.0%  payable semi-annually.  The  maturity  date of the  note  is June  30,  2047.  Payment  of principal  and interest on this note is subject to approval by the Iowa  Insurance
        Division.

        The  Company  has  additional  notes  payable  issued  by  consolidated   variable
        interest  entities.  Merlin  2015  Series  A-C has  cumulative  outstanding  notes payable to a  non-controlling  entity of  $130,000  as of  December  31,  2017 and
        2016,  respectively.  The note bears a stated  coupon of 2% and also  entitles the note holder to residual  cash flows.  The legal stated  maturity date of the notes is July 27,  2058.  The amount of  interest  accrued and  incurred  was $9,964 and
        $5,280 in 2017 and 2016, respectively.

        In addition,  Merlin 2015 Series A-C has cumulative  outstanding  notes payable to an  unrelated  party of  $12,829  and  $26,206  at  December  31,  2017 and  2016,
        respectively.  The note  bears  interest  based on the 1 year  LIBOR  rate plus 4%
        with the LIBOR rate  resetting at each annual  payment date.  The maturity date of the notes is  December  23,  2020.  The amount of interest  accrued  and  incurred was $1,114 and $1,794 in 2017 and 2016, respectively.

13.     ACCUMULATED OTHER COMPREHENSIVE INCOME

        The components of accumulated OCI are as follows:

                                         ------------------------------------------------------------------------------------------------------------------------
                                                                  Net Unrealized
                                            Net Unrealized        (Gain) Loss on       Intangible
                                            (Gain) Loss on          Non-Credit           Offset-
                                          Available-For-Sale        Portion of       Net Unrealized      Postretirement         Deferred
                                              Securities            OTTI Losses        (Gain) Loss          Liability         Income Taxes           Total
                                         ----------------------  ------------------ ------------------ -------------------- ------------------ ------------------
Balance at December 31, 2015                       $ 1,472,860                 $ -         $ (180,005)             $ 4,168         $ (453,958)         $ 843,065
Other comprehensive income before
  reclassifications                                   (188,779)                  -            (40,116)               1,194             79,695           (148,006)
Reclassification adjustments                           (95,901)                  -             14,280                 (945)            28,898            (53,668)
                                         ----------------------  ------------------ ------------------ -------------------- ------------------ ------------------
Balance at December 31, 2016                         1,188,180                   -           (205,841)               4,417           (345,365)           641,391
                                         ----------------------  ------------------ ------------------ -------------------- ------------------ ------------------
Other comprehensive income before
  reclassifications                                  1,140,011                   -           (171,053)                (639)          (330,829)           637,490
Reclassification adjustments                           (36,676)                  -              7,950               (1,065)            10,427            (19,364)
Reclassification of taxes                                    -                   -                  -                    -            261,456            261,456
                                         ----------------------  ------------------ ------------------ -------------------- ------------------ ------------------
Balance at December 31, 2017                       $ 2,291,515                 $ -         $ (368,944)             $ 2,713         $ (404,311)       $ 1,520,973
                                         ======================  ================== ================== ==================== ================== ==================

        The following  table sets forth the  reclassification  adjustments  in accumulated
        other  comprehensive   income  by  component  as  reflected  in  the  consolidated statements of income:

                                                                                         Year ended December 31, 2017
                                                                ----------------------------------------------------------------------------------
                                                                                         Intangible Offset-
                                                                   Net Unrealized          Net Unrealized
                                                                   (Gain) Loss on          (Gain) Loss on
                                                                 Available-For-Sale      Available-For-Sale     Postretirement
                                                                     Securities              Securities            Liability           Total
                                                                ---------------------- ----------------------- ------------------ ----------------

Net realized investment gains                                               $ (36,676)                    $ -                $ -        $ (36,676)
Amortization of deferred policy acquisition costs and
   present value of future profits of acquired businesses                           -                   1,124                  -            1,124
Charges on interest sensitive and investment-type products                          -                   2,853                  -            2,853
Benefits incurred                                                                   -                   2,192                  -            2,192
Amortization of deferred sales inducements                                          -                   1,781                  -            1,781
Operating and other expenses (net of commissions and
  other expenses deferred)
    Amortization of unrecognized postretirement items                               -                       -             (1,065)          (1,065)
                                                                ---------------------- ----------------------- ------------------ ----------------
Reclassifications before income taxes                                         (36,676)                  7,950             (1,065)         (29,791)
Income taxes                                                                   12,837                  (2,783)               373           10,427
                                                                ---------------------- ----------------------- ------------------ ----------------
Reclassification adjustments                                                $ (23,839)                $ 5,167             $ (692)       $ (19,364)
                                                                ====================== ======================= ================== ================

                                                                                        Year ended December 31, 2016
                                                                ----------------------------------------------------------------------------------
                                                                                         Intangible Offset-
                                                                   Net Unrealized          Net Unrealized
                                                                   (Gain) Loss on          (Gain) Loss on
                                                                 Available-For-Sale      Available-For-Sale     Postretirement
                                                                     Securities              Securities            Liability           Total
                                                                ---------------------- ----------------------- ------------------ ----------------
Net realized investment gains                                               $ (95,901)                    $ -                $ -        $ (95,901)
Amortization of deferred policy acquisition costs and
   present value of future profits of acquired businesses                           -                  13,083                  -           13,083
Charges on interest sensitive and investment-type products                          -                  (9,268)                 -           (9,268)
Benefits incurred                                                                   -                   8,827                  -            8,827
Amortization of deferred sales inducements                                          -                   1,638                  -            1,638
Operating and other expenses (net of commissions and
  other expenses deferred)
    Amortization of unrecognized postretirement items                               -                       -               (945)            (945)
                                                                ---------------------- ----------------------- ------------------ ----------------
Reclassifications before income taxes                                         (95,901)                 14,280               (945)         (82,566)
Income taxes                                                                   33,565                  (4,998)               331           28,898
                                                                ---------------------- ----------------------- ------------------ ----------------
Reclassification adjustments                                                $ (62,336)                $ 9,282             $ (614)       $ (53,668)
                                                                ====================== ======================= ================== ================

        The unrealized  gain (loss) on  available-for-sale  securities,  certain  interest rate swaps,  and  non-credit  portion of OTTI  losses is  adjusted by  intangibles
        (primarily  DAC, DSI and  unearned  liability)  and  deferred  income taxes and is included in the statements of comprehensive income.

14.     INCOME TAXES

        The  TCJA,  enacted  on  December  22,  2017,  makes  broad  and  complex  changes to the U.S. tax code which will require  additional time to fully  interpret.  The most  significant  change  impacting  the  company was a  permanent  reduction  in the  federal  corporate  income  tax rate from 35% to 21%,  effective  January  1,
        2018.

        The  Company  has applied  SAB 118 in  recording  the tax effects of the TCJA.  In
        accordance   with  SAB  118,   issued  in   December   of  2017  by  the  SEC  and
        confirmed  by the  FASB  during  January  of 2018  to be  applicable  for  private companies,  the  Company  recorded  provisional  amounts  for  certain  items  for which the income tax  accounting  is not  complete.  For these items,  the Company has recorded  reasonable  estimates of the tax effects of the TCJA.  The estimates will be reported as provisional  amounts during a measurement  period,  which will not  exceed  one year from the date of  enactment  of the TCJA.  The  Company  may reflect  adjustments to its  provisional  amounts upon  obtaining,  preparing,  or analyzing additional  information about facts and circumstances that existed as of the  enactment  date that,  if known,  would have  affected the income tax effects initially reported as provisional amounts.

        The  Company  recorded a tax benefit of  $363,510  in the  consolidated  statement of income in the period  ended  December  31,  2017 to account  for the effects of the TCJA.  The benefit  was  attributable  to the  remeasurement  of deferred  tax assets  and  liabilities  using  the new  corporate  tax rate of 21% and  included reasonable  estimates  for policy  reserves  and  investments  based on  available information.  Until we obtain and analyze additional information not yet available from  third  parties,  the  accounting  for the tax  effects  of  these  items  is considered  provisional.  In addition, the legislation is unclear in many respects and could be subject to potential  amendments and technical  corrections,  as well as  interpretations  and  implementing  regulations  by the  Treasury and Internal
        Revenue  Service,  any  of  which  could  affect  the  estimates  included  in the provision.

        The significant components of income tax expense are as follows:

                                                          Year Ended December 31,
                                           --------------------------------------------------------
                                                 2017               2016                2015
                                           -----------------  -----------------   -----------------

Current                                        $    121,662       $    192,385        $    137,788
Deferred                                           (350,255)            38,466              34,488
                                           -----------------  -----------------   -----------------
    Total income tax expense                   $   (228,593)      $    230,851        $    172,276
                                           =================  =================   =================

        Total income tax expense  attributable  to income  before  taxes  differs from the amounts that would result from applying the U.S. federal  statutory rate of 35% in
        2017,  2016 and 2015.  The  significant  differences  in 2017 included tax credits and the effects of the TCJA. The  significant  difference in 2016 was tax credits.
        The  significant  differences  in 2015  included tax credits and the release of an over accrual of deferred tax liabilities.

        The tax effects of temporary  differences  that give rise to significant  portions of deferred income tax assets and deferred income tax liabilities are as follows:

                                                                         December 31,
                                                              ------------------------------------
                                                                    2017               2016
                                                              -----------------  -----------------

Deferred income tax assets
    Policy liabilities and reserves                               $    490,147       $    553,572
    Other, net                                                          64,740            122,307
                                                              -----------------  -----------------
         Total deferred income tax assets                              554,887            675,879
                                                              -----------------  -----------------
Deferred income tax liabilities
    Investments                                                       (637,710)          (501,530)
    Deferred policy acquisition costs and deferred sales
     inducements                                                      (474,567)          (761,592)
                                                              -----------------  -----------------
         Total deferred income tax liabilities                      (1,112,277)        (1,263,122)
                                                              -----------------  -----------------
         Net deferred income tax liability                        $   (557,390)      $   (587,243)
                                                              =================  =================

        If the Company  determines  that any of its deferred tax assets will not result in future tax benefits,  a valuation allowance must be established for the portion of these  assets  that are not  expected to be  realized.  Based upon a review of the
        Company's  anticipated  future  taxable  income  and after  considering  all other
        available  evidence,   both  positive  and  negative,   the  Company's  management
        concluded  that it is more likely than not that the gross deferred tax assets will be realized, and no valuation allowance is necessary.

        The Company has not  established  a liability  for  unrecognized  tax benefits and does not  expect  this to  change  during  the next  twelve  months.  The  Company
        recognizes  interest  and/or  penalties  as  a  component  of  tax  expense.   The
        Company  did  not  have  any  accrued  interest  and  penalties  at  December  31,
        2017, 2016 and 2015.

        The IRS  concluded  its  examination  of the  2012 and  2013  tax  returns  during
        2016.  All  adjustments  were agreed to and the  additional  tax and interest paid had no material  effect on the financial  statements.  Tax years prior to 2015 are considered effectively closed.

15.     OPERATING LEASES

        The  Company  leases  certain  equipment  and  office  space.  Rental  expense  of
        $4,553,  $4,400 and  $4,015 was  incurred  in 2017,  2016 and 2015,  respectively.
        Approximate  future  minimum  lease  payments  under  noncancellable   leases  are
        as follows:

           Year ending December 31,
           2018                                              $ 3,240
           2019                                                3,502
           2020                                                3,410
           2021                                                  744
           2022                                                  504
           Thereafter                                          1,378
                                                     ----------------
                                                            $ 12,778
                                                     ================

16.     EMPLOYEE BENEFIT PLANS

        Retiree Medical Plan

        The  Company  provides  certain  post-retirement  health care  benefits  through a health and  welfare  benefit  plan  ("Retiree  Medical  Plan") and life  insurance benefits  for  eligible  active and retired  employees.  The  accumulated  benefit obligation  included in accounts  payable  and  accrued  expenses  was $25,585 and
        $23,531  for 2017 and 2016,  respectively.  The  weighted-average  discount  rates used to  determine  the  benefit  obligations  as of  December  31,  2017 and 2016
        were  3.50% and  4.01%,  respectively.   Net  periodic  benefit  costs  were $946,
        $1,148  and  $1,356  for  the  year  ended  December  31,  2017,  2016  and  2015, respectively.  The  weighted-average  discount  rates  used to  determine  the net periodic  benefit  costs  for the year  ended  December  31,  2017,  2016 and 2015 were 4.01%, 4.14% and 3.79%, respectively.

        Employee stock ownership plan

       The  Company   participates   in  an  Employee   Stock   Ownership   Plan  ("ESOP")
       sponsored  by SEI  covering  certain  full-time  employees.   Prior  to  2010,  the
       majority  of SEI's  stock  was  held in the  Charles  A.  Sammons  1987  Charitable
       Remainder  Trust Number Two (the  "CRT").   Prior to his death in 1988,  Charles A.
       Sammons,  the  founder  of SEI,  established  the  CRT.   The  death of his  widow,
       Elaine D.  Sammons,  in January  2009,  initiated the process of settling the CRT.
       In  January  2010,  the  7,664,402  shares  of the SEI  stock  held by the CRT were transferred to the ESOP (the  "Transfer") as unallocated  shares,  which  completed
       the  settlement  of the  CRT.   As of  December  31,  2017 the  ESOP  owns  100% of
       the  outstanding  stock  of SEI.  Compensation  expense  of  $21,325,  $19,657  and
       $17,729 for 2017, 2016 and 2015, respectively, was recorded related to the ESOP.
17.     STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

       The Company is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state.  "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance
       Commissioners ("NAIC").  "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed.  Such practices differ from state to state and company to company.
       The prescribed and permitted practices used by the Company in 2017 include the following:

        o       In 2006 Iowa issued a prescribed practice that instructs insurance companies to use other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. As a result, the Company carries the assets of the separate accounts related to its bank owned life insurance products at book value.

        o       In 2008 Iowa issued a prescribed practice that allows insurance companies to account for call option derivative assets that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices at amortized cost. Other derivative instruments such as indexed futures, swaps and swaptions that may be used to hedge the growth in interest credited to the policy as a direct result of changes in the related indices would still be accounted for at fair value since an amortized cost for these instruments does not exist. As a result, the
                Company elected to establish a voluntary reserve to offset increases in the values of these other derivative instruments. The prescribed practice also provides guidance to determine indexed annuity reserve calculations based on the Guideline 35 Reserve assuming the market value of the call option(s)
                associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The Company adopted this prescribed practice in 2008.

        o       In 2015 Iowa issued a prescribed practice that allows insurance companies domiciled in Iowa to use the Annuity 2000 mortality table for determining the minimum standard of valuation for annuities issued on or after January
                1, 2015. NAIC accounting requires the 2012 IAR Mortality Table for determining the minimum standard of valuation for annuities issued during
                2015.

        The combined effect of applying these prescribed practices in 2017 decreased the Company's statutory-based surplus by $139,870.  The risk-based capital excluding the effect of these prescribed practices would not have resulted in a regulatory trigger event.

        The state of Iowa statue allows limited  purpose  captive  insurance  companies to assume  certain  redundant  insurance  reserves.  Solberg  Re and  MNL  Re  assume redundant  reserves  from  Midland  National and North  American  that are secured by an LOC and  contingent  note  guarantee,  see Note 8,  that  provided  combined statutory-based  surplus  relief of  $1,672,021  and  $1,537,145  at December  31,
        2017 and December 31, 2016, respectively.

        Generally,  the net assets of an Iowa domiciled  insurance  company  available for distribution  to its  stockholders  are  limited  to the  amounts by which the net assets, as determined in accordance with statutory  accounting  practices,  exceed minimum regulatory  statutory capital  requirements.  All payments of dividends or other  distributions  to  stockholders  are subject to  notification of regulatory
        authorities.   The  maximum   amount  of  dividends   that  can  be  paid  by  the
        Company  during  any  12-month   period,   without  prior  approval  of  the  Iowa
        insurance  commissioner,  is limited  according to statutory  regulations and is a function of  statutory  equity and  statutory  income  (generally,  the greater of prior  year  statutory-basis  net gain from  operations  or 10% of prior  year-end statutory-basis  surplus).  The  Company  paid  dividends  of  $387,123,  $202,518 and  $123,880  in 2017,  2016 and 2015,  respectively.  Dividends  payable in 2018 up to  approximately  $495,438  will not  require  prior  approval  of  regulatory authorities.

        The  statutory  net gain  from  operations  of the  Company  for the  years  ended
        December  31,  2017,   2016  and  2015,  was  $495,438,   $512,412  and  $369,903,
        respectively,   and  reported   surplus  at  December  31,  2017  and  2016,   was
        $3,414,063 and $3,099,125,  respectively,  in accordance with statutory accounting principles.

18.     OTHER RELATED PARTY TRANSACTIONS

        The  Company  pays fees to SEI  under  management  contracts  that  cover  certain
        investment,   accounting,   employee   benefits  and  management   services.   The
        Company  was  charged  $34,175,  $30,900  and  $10,762  in 2017,  2016  and  2015,
        respectively, related to these contracts.

        In 2013,  Midland  National issued  guaranteed  investment  contracts  ("GICs") to
        SEI  for  $102,000.  In  2016,  MNL  issued  additional  GICs of  $100,000.  These contracts  totaling  $201,297 and $202,000  are included in  policyholder  account
        balances  in  the  accompanying   consolidated  balance  sheets  at  December  31,
        2017 and  2016,  respectively.  The  contracts  pay 1.3%  interest  and  mature in equal  monthly  installments  over a one  year  period.  Each  installment  may be renewed for an additional one year period.  Interest  incurred on these  contracts was $2,570, $1,669 and $1,032 in 2017, 2016 and 2015, respectively.

        SEI has a noncontrolling  interest in Guggenheim Capital,  LLC  ("Guggenheim"),  a diversified  financial services firm that operates  businesses in capital markets,
        investment  management,   insurance  services  and  solutions,  wealth  management
        and merchant banking.

        GPIM,  an  indirect  subsidiary  of  Guggenheim,  provides  investment  management services  for the  Company.  During  2017,  2016 and 2015,  the  Company  incurred expense of  $42,530,  $42,074  and  $38,042,  respectively,  for these  investment management  services.  The fee is  calculated  based on the average  fair value of invested assets under management multiplied by a contractual rate.

        Guggenheim  Commercial  Real  Estate  Finance,  LLC,  an  indirect  subsidiary  of
        Guggenheim,   provides   commercial   mortgage  loan   origination  and  servicing
        services  for the  Company.   During  2017,  2016 and 2015,  the Company  incurred
        expense  of  $8,170,  $8,335  and  $6,643,  respectively,   for  these  commercial
        mortgage  services.   The  fee is  calculated  monthly  based  on the  outstanding principal  balance  of  the  commercial  mortgage  loans  and  real  estate  owned multiplied by a contractual rate.
        The Company  provides  certain  investment,  accounting,  payroll  administration, policy  administration  and management  services to North  American,  for which it
        was  reimbursed   $115,044,   $107,267  and  $86,835  in  2017,   2016  and  2015,
        respectively, for the costs incurred to render such services.

        The  Company  provided  certain  investment,  accounting,  payroll  administration and  management  services  to SIG for  which  it was  reimbursed  $5,421,  $15,518 and $9,299 in 2017,  2016 and 2015,  respectively,  for costs  incurred  to render such services.

        The  Company  provided  certain  investment,  accounting,  payroll  administration and  management  services  to SFN for  which it was  reimbursed  $30,915,  $17,423 and $18,821 in 2017,  2016 and 2015,  respectively,  for costs  incurred to render such services.

        The  Company   holds  various   investments   in  debt   securities   and  limited
        partnership   interests  issued  by  Guggenheim  and  its  affiliates.   The  debt
        securities   are  reported  in  fixed   maturities,   available-for-sale   in  the
        accompanying   consolidated   balance   sheet.   The   reported   value  of  these
        securities   was   $153,650   and   $708,760  at  December   31,  2017  and  2016,
        respectively.  The limited  partnership  interests are reported in other  invested assets in the  accompanying  consolidated  balance  sheet.  The reported  value of
        these   interests   was  $0  and   $516,099  at   December   31,  2017  and  2016,
        respectively.

        The  Company  is  party  to two  coinsurance  agreements  with  GLAC.  See Note 11 for further discussion of these transactions.

        The  Company  is a party  to  reinsurance  agreements  with  North  American.  See
        Note 11 for further discussion of these transactions.

19.     COMMITMENTS AND CONTINGENCIES

        The Company  has, in the normal  course of  business,  claims and  lawsuits  filed against  it. In some  cases the  damages  sought  are  substantially  in excess of contractual  policy  benefits.  The Company  believes  these claims and  lawsuits, either  individually  or in aggregate,  will not  materially  affect the Company's financial position or results of operations.

        At  December  31,  2017,  the  Company  had  outstanding  capital  commitments  to limited partnerships of $389,833.

        Under  insurance  guaranty fund laws,  in most states  insurance  companies  doing business therein can be assessed up to prescribed  limits for policyholder  losses
        incurred   by   insolvent   companies.   The  Company   does  not   believe   such
        assessments will be materially  different from amounts already provided for in the consolidated  financial statements.  Most of these laws do provide,  however, that an  assessment  may be excused or deferred if it would  threaten an insurer's  own financial strength.

20.     SUBSEQUENT EVENTS

        The  Company  evaluated   subsequent  events  through  March  29,  2018  which  is
        the date the  consolidated  financial  statements  were  available  to be  issued.
        There were no  subsequent  event  transactions  that  required  disclosure  in the consolidated financial statements.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2017 and 2016

                         Midland National Life Insurance Company
                                    Separate Account A
                                          Index
------------------------------------------------------------------------------------------

                                                                                   Page(s)

Report of Independent Registered Public Accounting Firm.............................1-3

Financial Statements

Statements of Net Assets............................................................4-5

Statement of Operations.............................................................6-7

Statement of Changes in Net Assets.................................................8-11

Notes to Financial Statements.....................................................12-28

                                 Report of Independent
                            Registered Public Accounting Firm

To the Board of Directors of Midland National Life Insurance Company and the Contract
Owners of Midland National Life Insurance Company Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statement of net assets, including the financial statements of each of the subaccounts listed in the table below (constituting Midland
National Life Insurance Company Separate Account A, hereafter collectively referred to as the "Subaccounts") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Lord Abbett Series Fund, Inc. - Growth and
Government Money Market Portfolio                       Income Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I - High    Lord Abbett Series Fund, Inc. - Mid-Cap Stock
Income Portfolio                                        Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Lord Abbett Series Fund, Inc. - International
Equity-Income Portfolio                                 Opportunities Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Lord Abbett Series Fund, Inc. - Calibrated
Growth Portfolio                                        Dividend Growth Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Alger Fund - Large Cap Growth Portfolio
Overseas Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I - Mid     Alger Fund - Mid Cap Growth Portfolio
Cap Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Alger Fund - Capital Appreciation Portfolio
Freedom Income Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Alger Fund - Small Cap Growth Portfolio
Freedom 2010 Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Invesco Variable Insurance Funds - Diversified
Freedom 2015 Portfolio                                  Dividend Fund
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Invesco Variable Insurance Funds - Global Health
Freedom 2020 Portfolio                                  Care Fund
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         Invesco Variable Insurance Funds - International
Freedom 2025 Portfolio                                  Growth Fund
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products   Fund I -         VanEck Worldwide Insurance Trust - Global Hard
Freedom 2030 Portfolio                                  Assets Fund
------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund II - Asset    PIMCO Variable Insurance Trust - Total Return
Manager Portfolio                                       Portfolio
------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund II -          PIMCO Variable Insurance Trust - Low Duration
Investment Grade Bond Portfolio                         Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund II - Index    PIMCO Variable Insurance Trust - High Yield
500 Portfolio                                           Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund II -          PIMCO Variable Insurance Trust - Real Return
Contrafund Portfolio                                    Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund II - Asset    Goldman Sachs Variable Insurance Trust - Small
Manager: Growth Portfolio                               Cap Equity Insights Fund
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund III -         Goldman Sachs Variable Insurance Trust - Large
Balanced Portfolio                                      Cap Value Fund
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund III -         Neuberger Berman Advisors Management Trust -
Growth & Income Portfolio                               AMT Mid Cap Intrinsic Value Portfolio
------------------------------------------------------- ----------------------------------------------------
Fidelity Variable Insurance Products Fund III -         Profunds VP - Japan
Growth Opportunities Portfolio
------------------------------------------------------- ----------------------------------------------------
American Century Variable Portfolios, Inc. -            Profunds VP - Oil & Gas
Balanced Fund
------------------------------------------------------- ----------------------------------------------------
American Century Variable Portfolios, Inc. - Capital    Profunds VP - Small-Cap Value
Appreciation Fund
------------------------------------------------------- ----------------------------------------------------
American Century Variable Portfolios, Inc. -            Profunds VP - Ultra Mid-Cap
International Fund
------------------------------------------------------- ----------------------------------------------------
American Century Variable Portfolios, Inc. - Value      Vanguard Variable Insurance Funds - Balanced
Fund
------------------------------------------------------- ----------------------------------------------------
American Century Variable Portfolios, Inc. - Income     Vanguard Variable Insurance Funds - Total Bond
& Growth Fund                                           Market Index
------------------------------------------------------- ----------------------------------------------------
MFS Variable Insurance Trust - Growth Series            Vanguard Variable Insurance Funds - High Yield
                                                        Bond
------------------------------------------------------- ----------------------------------------------------
MFS Variable Insurance Trust - Investors Trust          Vanguard Variable Insurance Funds - International
Series
------------------------------------------------------- ----------------------------------------------------
MFS Variable Insurance Trust - New Discovery            Vanguard Variable Insurance Funds - Mid-Cap
Series                                                  Index
------------------------------------------------------- ----------------------------------------------------
MFS Variable Insurance Trust - Research Series          Vanguard Variable Insurance Funds - REIT Index
------------------------------------------------------- ----------------------------------------------------
MFS Variable Insurance Trust - Total Return Series      Vanguard Variable Insurance Funds - Small
                                                        Company Growth
------------------------------------------------------- ----------------------------------------------------
MFS Variable Insurance Trust - Utilities Series         Vanguard Variable Insurance Funds - Short Term
                                                        Investment Grade
------------------------------------------------------- ----------------------------------------------------
Vanguard Variable Insurance Funds - Total Stock
Market Index
-------------------------------------------------------

Basis for Opinions

These financial statements are the responsibility of the management of Midland National
Life Insurance Company.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Midland National Life Insurance Company
Separate Account A based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and
are required to be independent with respect to each of the subaccounts in Midland
National Life Insurance Company Separate Account A in accordance with the U.S.
federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December
31, 2017 by correspondence with underlying fund management.  We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

April 26, 2018

We have served as the auditor of one or more of the subaccounts in Midland National
Life Insurance Company Separate Account A since 1987.

PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300 Des Moines, IA 50309
T: (515) 246 3800, F: (515) 246 3811, www.pwc.com/us

                         Midland National Life Insurance Company
                                    Separate Account A
                                 Statement of Net Assets
                                    December 31, 2017
------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):            Shares            Cost          Net Assets
                                                                     --------------   --------------   --------------
       Fidelity Variable Insurance Products
        Fund I
         Government Money Market Portfolio                               6,469,394      $ 6,469,394      $ 6,469,394
         High Income Portfolio                                           1,089,045        6,025,883        5,935,295
         Equity-Income Portfolio                                           893,118       18,472,718       21,336,579
         Growth Portfolio                                                  611,759       28,637,855       45,300,726
         Overseas Portfolio                                                529,431        9,916,624       12,108,089
         Mid Cap Portfolio                                                 683,318       23,308,309       26,608,386
         Freedom Income Portfolio                                           17,747          199,344          206,400
         Freedom 2010 Portfolio                                                  4               49               50
         Freedom 2015 Portfolio                                              3,033           37,635           41,489
         Freedom 2020 Portfolio                                             25,548          323,578          358,440
         Freedom 2025 Portfolio                                             18,755          246,766          274,577
         Freedom 2030 Portfolio                                             72,968          946,075        1,070,437
       Fidelity Variable Insurance Products
        Fund II
         Asset Manager Portfolio                                           320,252        4,822,279        4,877,439
         Investment Grade Bond Portfolio                                   789,952       10,172,509       10,111,391
         Index 500 Portfolio                                               247,498       44,140,041       67,116,472
         Contrafund Portfolio                                            1,476,366       44,889,139       56,013,315
         Asset Manager: Growth Portfolio                                   172,322        2,732,927        3,310,305
       Fidelity Variable Insurance Products
        Fund III
         Balanced Portfolio                                                271,004        4,427,247        5,084,037
         Growth & Income Portfolio                                         421,844        6,974,624        9,580,083
         Growth Opportunities Portfolio                                    299,602        7,309,645       10,809,647
       American Century Variable
        Portfolios, Inc.
         Balanced Fund                                                     339,135        2,450,657        2,553,687
         Capital Appreciation Fund                                         519,003        7,655,124        7,800,616
         International Fund                                              1,063,826       10,345,061       12,957,395
         Value Fund                                                      2,308,163       20,811,019       25,874,509
         Income & Growth Fund                                              228,348        1,831,584        2,445,604
       MFS Variable Insurance Trust
         Growth Series                                                     387,966       14,072,291       18,971,555
         Investors Trust Series                                             59,283        1,449,537        1,782,632
         New Discovery Series                                              424,939        7,170,956        8,541,282
         Research Series                                                   186,231        4,682,174        5,493,803
         Total Return Series                                                16,799          392,006          414,937
         Utilities Series                                                  135,361        3,953,261        3,993,140
       Lord Abbett Series Fund, Inc.
         Growth and Income Portfolio                                       316,789       10,761,382       11,768,717
         Mid-Cap Stock Portfolio                                           553,467       12,598,933       13,565,480
         International Opportunities Portfolio                             565,438        5,426,311        5,575,222
         Calibrated Dividend Growth Portfolio                              300,064        4,853,682        4,807,032
       Alger Fund
         Large Cap Growth Portfolio                                        198,770       11,364,206       12,244,222
         Mid Cap Growth Portfolio                                          322,020        5,830,070        8,050,499
         Capital Appreciation Portfolio                                    167,825       12,214,690       13,869,085
         Small Cap Growth Portfolio                                        292,066        6,522,143        7,053,395

        The accompanying notes are an integral part of these financial statements
                                                4

                         Midland National Life Insurance Company
                                    Separate Account A
                                 Statement of Net Assets
                                    December 31, 2017
------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):            Shares            Cost          Net Assets
                                                                     --------------   --------------   --------------
       Invesco Variable Insurance Funds
         Diversified Dividend Fund                                          65,146        1,637,509        1,770,663
         Global Health Care Fund                                            78,888        2,322,961        2,085,811
         International Growth Fund                                         159,651        5,654,784        6,368,495
       VanEck Worldwide Insurance Trust
         Global Hard Assets Fund                                           481,235       11,258,697       11,419,699
       PIMCO Variable Insurance Trust
         Total Return Portfolio                                          2,071,882       22,630,273       22,666,387
         Low Duration Portfolio                                            186,626        1,928,162        1,911,046
         High Yield Portfolio                                              308,109        2,371,093        2,424,817
         Real Return Portfolio                                             330,032        4,115,687        4,098,999
       Goldman Sachs Variable Insurance Trust
         Small Cap Equity Insights Fund                                    339,167        4,552,495        4,633,018
         Large Cap Value Fund                                              497,255        5,224,371        4,505,126
       Neuberger Berman Advisors
       Management Trust
         AMT Mid Cap Intrinsic Value Portfolio                             115,531        2,061,178        2,262,094
       Profunds VP
         Japan                                                               3,080          133,318          160,147
         Oil & Gas                                                          42,315        1,678,857        1,562,707
         Small-Cap Value                                                    21,073          875,790        1,059,362
         Ultra Mid-Cap                                                      34,438        2,160,962        2,744,697
       Vanguard Variable Insurance Funds
         Balanced                                                           99,608        2,248,940        2,470,286
         Total Bond Market Index                                            75,280          892,939          892,070
         High Yield Bond                                                    72,039          565,347          585,681
         International                                                     641,386       13,013,986       17,535,505
         Mid-Cap Index                                                     418,714        8,237,595        9,931,902
         REIT Index                                                        275,589        3,653,568        3,621,234
         Small Company Growth                                              345,222        7,244,696        8,499,376
         Short Term Investment Grade                                        61,772          655,015          656,017
         Total Stock Market Index                                           93,499        3,092,189        3,577,288

        The accompanying notes are an integral part of these financial statements
                                                5

                         Midland National Life Insurance Company
                                    Separate Account A
                                 Statement of Operations
                               Year Ended December 31, 2017
------------------------------------------------------------------------------------------

                                                                                                 Administrative                                               Change in Net           Realized and Change       Net Increase (Decrease)
                                                                                Investment        Expense and       Net Investment     Net Realized      Unrealized Appreciation      in Unrealized Gains            in Net Assets
                                             Dividend      Capital Gains          Income         Mortality and      Income (Loss)     Gain (Loss) on        (Depreciation) on        (Losses) on Investments   Resulting from Operations
                                            Income (a)    Distributions (b)     (c)=(a+b)       Expense Risk (d)      (e)=(c-d)       Investments (f)        Investments (g)               (h)=(f+g)                   (i)=(e+h)
                                           -------------  -----------------   ---------------   -----------------   ---------------   ----------------   ------------------------   -------------------------  ---------------------------
Fidelity Variable Insurance Products
 Fund I
    Government Money Market Portfolio          $ 44,908                $ -          $ 44,908            $ 30,151          $ 14,757                $ -                        $ -                         $ -                     $ 14,757
    High Income Portfolio                       320,618                  -           320,618              29,582           291,036            (24,707)                   151,214                     126,507                      417,543
    Equity-Income Portfolio                     350,848            426,375           777,223             121,857           655,366            288,648                  1,451,645                   1,740,293                    2,395,659
    Growth Portfolio                             91,900          3,031,689         3,123,589             241,076         2,882,513          1,694,667                  7,649,872                   9,344,539                   12,227,052
    Overseas Portfolio                          160,993             10,521           171,514              48,805           122,709            385,039                  2,420,776                   2,805,815                    2,928,524
    Mid Cap Portfolio                           174,825          1,135,830         1,310,655              71,874         1,238,781            187,098                  3,262,482                   3,449,580                    4,688,361
    Freedom Income Portfolio                      3,075              1,395             4,470                 594             3,876                (46)                     7,928                       7,882                       11,758
    Freedom 2010 Portfolio                            1                  1                 2                   -                 2                  4                          3                           7                            9
    Freedom 2015 Portfolio                          612                995             1,607                  53             1,554                547                      3,294                       3,841                        5,395
    Freedom 2020 Portfolio                        5,224              9,362            14,586                 519            14,067              2,660                     35,464                      38,124                       52,191
    Freedom 2025 Portfolio                        3,873              7,184            11,057               1,027            10,030              2,688                     29,726                      32,414                       42,444
    Freedom 2030 Portfolio                       14,124             32,377            46,501               1,898            44,603              1,321                    126,984                     128,305                      172,908
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                      89,044            535,510           624,554              36,782           587,772             23,127                     (9,980)                     13,147                      600,919
    Investment Grade Bond Portfolio             242,784             45,920           288,704              35,614           253,090             (7,027)                   140,355                     133,328                      386,418
    Index 500 Portfolio                       1,128,542            197,595         1,326,137             248,346         1,077,791          3,540,829                  7,466,464                  11,007,293                   12,085,084
    Contrafund Portfolio                        529,823          2,817,549         3,347,372             219,772         3,127,600          1,970,829                  5,200,362                   7,171,191                   10,298,791
    Asset Manager: Growth Portfolio              39,968            416,424           456,392              18,074           438,318             99,257                    (10,088)                     89,169                      527,487
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                           72,968            126,381           199,349              15,343           184,006             75,451                    480,989                     556,440                      740,446
    Growth & Income Portfolio                   116,536            221,086           337,622              35,556           302,066            485,138                    625,159                   1,110,297                    1,412,363
    Growth Opportunities Portfolio               30,154          1,260,714         1,290,868              43,906         1,246,962            282,959                  1,295,530                   1,578,489                    2,825,451
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                40,046             98,062           138,108               7,500           130,608              6,572                    192,938                     199,510                      330,118
    Capital Appreciation Fund                         -            921,109           921,109              24,020           897,089             64,096                    454,297                     518,393                    1,415,482
    International Fund                          106,992                  -           106,992              44,785            62,207            445,430                  2,814,648                   3,260,078                    3,322,285
    Value Fund                                  412,696                  -           412,696              75,494           337,202          1,520,098                    155,057                   1,675,155                    2,012,357
    Income & Growth Fund                         57,453             55,937           113,390               8,868           104,522            102,579                    238,167                     340,746                      445,268
MFS Variable Insurance Trust
    Growth Series                                18,277            691,623           709,900              56,195           653,705          1,093,995                  2,923,862                   4,017,857                    4,671,562
    Investors Trust Series                       13,257             71,546            84,803               6,361            78,442             79,643                    217,423                     297,066                      375,508
    New Discovery Series                              -            139,810           139,810              23,544           116,266            285,561                  1,381,888                   1,667,449                    1,783,715
    Research Series                              63,042            309,634           372,676              15,450           357,226            169,570                    417,366                     586,936                      944,162
    Total Return Series                           9,194             10,699            19,893               1,246            18,647             20,009                      6,595                      26,604                       45,251
    Utilities Series                            167,885                  -           167,885              13,767           154,118            (28,091)                   391,018                     362,927                      517,045
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                 151,055          1,125,348         1,276,403              36,043         1,240,360            517,107                   (374,518)                    142,589                    1,382,949
    Mid-Cap Stock Portfolio                      81,564          1,312,450         1,394,014              43,849         1,350,165            966,237                 (1,460,897)                   (494,660)                     855,505
    International Opportunities Portfolio        56,993            440,819           497,812              20,518           477,294            910,934                    442,766                   1,353,700                    1,830,994
    Calibrated Dividend Growth Portfolio         76,577            222,504           299,081               5,986           293,095             17,051                     (1,435)                     15,616                      308,711
Alger Fund
    Large Cap Growth Portfolio                        -          1,096,874         1,096,874              36,862         1,060,012            164,343                  1,657,146                   1,821,489                    2,881,501
    Mid Cap Growth Portfolio                          -            177,722           177,722              20,472           157,250            353,184                  1,422,616                   1,775,800                    1,933,050
    Capital Appreciation Portfolio               21,164            822,921           844,085              31,836           812,249            100,409                  2,468,546                   2,568,955                    3,381,204
    Small Cap Growth Portfolio                        -                  -                 -              14,768           (14,768)          (370,134)                 2,040,125                   1,669,991                    1,655,223

        The accompanying notes are an integral part of these financial statements
                                                6

                         Midland National Life Insurance Company
                                    Separate Account A
                                 Statement of Operations
                               Year Ended December 31, 2017
------------------------------------------------------------------------------------------

                                                                                                 Administrative                                               Change in Net           Realized and Change       Net Increase (Decrease)
                                                                                Investment        Expense and       Net Investment     Net Realized      Unrealized Appreciation      in Unrealized Gains            in Net Assets
                                             Dividend      Capital Gains          Income         Mortality and      Income (Loss)     Gain (Loss) on        (Depreciation) on        (Losses) on Investments   Resulting from Operations
                                            Income (a)    Distributions (b)     (c)=(a+b)       Expense Risk (d)      (e)=(c-d)       Investments (f)        Investments (g)               (h)=(f+g)                   (i)=(e+h)
                                            ------------  -----------------   ---------------   -----------------   ---------------   ----------------   ------------------------   -------------------------  ---------------------------
Invesco Variable Insurance Funds
    Diversified Dividend Fund                    28,539             58,498            87,037               6,227            80,810             74,638                    (19,006)                     55,632                      136,442
    Global Health Care Fund                       7,765            107,860           115,625               5,076           110,549            (87,604)                   270,118                     182,514                      293,063
    International Growth Fund                    94,891                  -            94,891              24,916            69,975            243,164                    948,521                   1,191,685                    1,261,660
VanEck Worldwide Insurance Trust
    Global Hard Assets Fund                           -                  -                 -              33,454           (33,454)          (958,592)                   783,354                    (175,238)                    (208,692)
PIMCO Variable Insurance Trust
    Total Return Portfolio                      466,699                  -           466,699              72,298           394,401           (214,073)                   872,347                     658,274                    1,052,675
    Low Duration Portfolio                       26,223                  -            26,223               5,086            21,137             (2,858)                     2,911                          53                       21,190
    High Yield Portfolio                        127,565                  -           127,565               5,481           122,084             71,486                    (28,196)                     43,290                      165,374
    Real Return Portfolio                        99,735                  -            99,735               9,887            89,848            (30,153)                    81,058                      50,905                      140,753
Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund               24,413            499,911           524,324              17,215           507,109            209,336                   (260,195)                    (50,859)                     456,250
    Large Cap Value Fund                         73,490            769,857           843,347              19,110           824,237           (329,123)                  (111,499)                   (440,622)                     383,615
Neuberger Berman Advisors
Management Trust
    AMT Mid Cap Intrinsic Value Portfolio        17,394                  -            17,394               5,739            11,655            157,604                    138,617                     296,221                      307,876
Profunds VP
    Japan                                             -                  -                 -                 419              (419)               521                     24,383                      24,904                       24,485
    Oil & Gas                                    18,710                  -            18,710               5,961            12,749           (114,719)                    39,441                     (75,278)                     (62,529)
    Small-Cap Value                                 194              9,095             9,289               2,041             7,248             34,630                     49,920                      84,550                       91,798
    Ultra Mid-Cap                                     -            236,506           236,506               7,892           228,614            268,494                     95,465                     363,959                      592,573
Vanguard Variable Insurance Funds
    Balanced                                     53,695             84,577           138,272               6,445           131,827              6,015                    172,614                     178,629                      310,456
    Total Bond Market Index                      18,609              2,505            21,114               2,490            18,624             (2,105)                     9,191                       7,086                       25,710
    High Yield Bond                              24,671                  -            24,671               1,403            23,268              5,087                      6,005                      11,092                       34,360
    International                               188,083            115,037           303,120              39,624           263,496            821,701                  4,697,618                   5,519,319                    5,782,815
    Mid-Cap Index                               107,803            394,039           501,842              21,809           480,033            238,488                    848,563                   1,087,051                    1,567,084
    REIT Index                                   94,751            168,973           263,724              10,052           253,672              3,546                    (88,335)                    (84,789)                     168,883
    Small Company Growth                         37,801            521,002           558,803              20,950           537,853             18,405                  1,109,668                   1,128,073                    1,665,926
    Short Term Investment Grade                  10,601                914            11,515               2,033             9,482                926                     (1,098)                       (172)                       9,310
    Total Stock Market Index                     53,532            145,876           199,408               7,832           191,576             91,383                    285,923                     377,306                      568,882

        The accompanying notes are an integral part of these financial statements
                                                7

                         Midland National Life Insurance Company
                                    Separate Account A
                            Statement of Changes in Net Assets
                               Year Ended December 31, 2017
------------------------------------------------------------------------------------------

                                                               Net Increase                                                                                                                                                  Net Increase (Decrease)      Total Increase      Net Assets
                                            Net Assets       (Decrease) in Net                                          Transfers of                                                Transfers         Interfund and Net         in Net Assets from        (Decrease) in         End of
                                            Beginning        Assets Resulting           Net           Transfers of         Cost of         Transfers of       Transfers of           of Other        Transfers (to) from    Capital Share Transactions      Net Assets           Year
                                           of Year (a)      from Operations (b)    Premiums (c)     Policy Loans (d)    Insurance (e)     Surrenders (f)    Death Benefits (g)   Terminations (h)    General Account (i)       (j)=(c+d+e+f+g+h+i)          (k)=(b+j)         (l)=(a+k)
                                           --------------   --------------------   --------------   -----------------  ----------------   ---------------   ------------------   -----------------   --------------------   ---------------------------   ---------------   ---------------
Fidelity Variable Insurance Products
 Fund I
    Government Money Market Portfolio        $ 7,238,050               $ 14,757        $ 518,318           $ 218,558        $ (502,240)       $ (152,225)           $ (10,557)          $ (82,506)            $ (772,761)                   $ (783,413)       $ (768,656)       $6,469,394
    High Income Portfolio                      9,267,232                417,543          418,775              93,698          (418,497)         (281,945)             (19,799)            (73,604)            (3,468,108)                   (3,749,480)       (3,331,937)        5,935,295
    Equity-Income Portfolio                   21,102,019              2,395,659        1,001,640             226,563        (1,273,590)         (783,280)             (46,415)           (284,555)            (1,001,462)                   (2,161,099)          234,560        21,336,579
    Growth Portfolio                          37,516,247             12,227,052        1,919,939             499,798        (2,425,477)       (1,543,965)            (123,767)           (410,342)            (2,358,759)                   (4,442,573)        7,784,479        45,300,726
    Overseas Portfolio                         9,505,334              2,928,524          670,644             170,998          (678,608)         (496,676)             (26,557)           (310,410)               344,840                      (325,769)        2,602,755        12,108,089
    Mid Cap Portfolio                         24,059,047              4,688,361        1,125,232             274,383        (1,134,759)       (1,170,564)             (72,195)           (489,504)              (671,615)                   (2,139,022)        2,549,339        26,608,386
    Freedom Income Portfolio                      71,297                 11,758           64,609              56,089            (3,123)                -                    -                   -                  5,770                       123,345           135,103           206,400
    Freedom 2010 Portfolio                           161                      9              244                   -              (364)                -                    -                   -                      -                          (120)             (111)               50
    Freedom 2015 Portfolio                        38,167                  5,395            6,208                   -            (5,767)                -                    -                   -                 (2,514)                       (2,073)            3,322            41,489
    Freedom 2020 Portfolio                       332,923                 52,191           12,731                 526            (4,310)          (38,869)                   -                   -                  3,248                       (26,674)           25,517           358,440
    Freedom 2025 Portfolio                       253,980                 42,444           14,284               8,456           (15,572)          (33,855)                   -              (1,427)                 6,267                       (21,847)           20,597           274,577
    Freedom 2030 Portfolio                       772,905                172,908           49,837               2,399           (23,741)                -                    -              (4,987)               101,116                       124,624           297,532         1,070,437
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                    4,668,800                600,919          269,323              63,697          (391,736)         (179,550)             (20,994)            (39,255)               (93,765)                     (392,280)          208,639         4,877,439
    Investment Grade Bond Portfolio           10,208,590                386,418          584,687             107,386          (682,883)         (340,325)             (16,063)            (60,785)               (75,634)                     (483,617)          (97,199)       10,111,391
    Index 500 Portfolio                       58,510,852             12,085,084        3,124,347             699,944        (3,207,554)       (2,268,178)            (333,951)           (502,341)              (991,731)                   (3,479,464)        8,605,620        67,116,472
    Contrafund Portfolio                      50,118,483             10,298,791        2,192,202             626,678        (2,395,989)       (2,564,138)             (63,337)         (1,553,971)              (645,404)                   (4,403,959)        5,894,832        56,013,315
    Asset Manager: Growth Portfolio            3,058,068                527,487          191,889              46,596          (253,205)         (121,224)             (17,327)            (73,268)               (48,711)                     (275,250)          252,237         3,310,305
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                         4,661,586                740,446          372,685              62,707          (349,071)         (121,188)             (13,672)            (25,232)              (244,224)                     (317,995)          422,451         5,084,037
    Growth & Income Portfolio                  8,940,100              1,412,363          541,134             110,864          (578,822)         (371,230)             (54,802)            (77,323)              (342,201)                     (772,380)          639,983         9,580,083
    Growth Opportunities Portfolio             8,612,755              2,825,451          447,195             141,763          (521,078)         (280,641)             (31,719)            (52,269)              (331,810)                     (628,559)        2,196,892        10,809,647
American Century Variable
 Portfolios, Inc.
    Balanced Fund                              2,491,666                330,118          156,710              33,836          (178,912)          (71,790)              (4,148)            (35,310)              (168,483)                     (268,097)           62,021         2,553,687
    Capital Appreciation Fund                  6,711,718              1,415,482          345,062              89,259          (351,819)         (347,729)             (79,964)            (83,582)               102,189                      (326,584)        1,088,898         7,800,616
    International Fund                        10,724,724              3,322,285          809,955             209,916          (805,127)         (634,813)             (30,050)           (170,958)              (468,537)                   (1,089,614)        2,232,671        12,957,395
    Value Fund                                25,323,543              2,012,357        1,435,852             257,948        (1,228,952)       (1,115,726)             (82,268)           (586,325)              (141,920)                   (1,461,391)          550,966        25,874,509
    Income & Growth Fund                       2,297,564                445,268          122,045              31,553          (128,468)         (105,132)              (3,891)            (16,432)              (196,903)                     (297,228)          148,040         2,445,604
MFS Variable Insurance Trust
    Growth Series                             15,463,584              4,671,562          962,202             165,298          (824,253)         (796,933)             (67,164)           (167,613)              (435,128)                   (1,163,591)        3,507,971        18,971,555
    Investors Trust Series                     1,678,315                375,508           87,382              12,944           (92,994)          (44,566)              (6,882)            (11,285)              (215,790)                     (271,191)          104,317         1,782,632
    New Discovery Series                       6,907,141              1,783,715          376,126             125,394          (364,027)         (474,443)             (28,684)           (109,682)               325,742                      (149,574)        1,634,141         8,541,282
    Research Series                            4,112,564                944,162          228,798              60,408          (240,531)         (225,835)             (11,501)            (19,352)               645,090                       437,077         1,381,239         5,493,803
    Total Return Series                          397,072                 45,251           36,942                 892           (27,345)          (89,828)                   -                (503)                52,456                       (27,386)           17,865           414,937
    Utilities Series                           3,671,962                517,045          315,737              44,616          (225,468)          (91,294)             (22,524)            (62,985)              (153,949)                     (195,867)          321,178         3,993,140
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio               10,976,656              1,382,949          540,751             147,687          (610,460)         (479,668)             (22,225)           (100,089)               (66,884)                     (590,888)          792,061        11,768,717
    Mid-Cap Stock Portfolio                   13,743,484                855,505          704,938             181,919          (699,084)         (593,130)             (37,294)           (190,153)              (400,705)                   (1,033,509)         (178,004)       13,565,480
    International Opportunities Portfolio      4,166,673              1,830,994          338,303              96,031          (287,962)         (239,935)              (6,165)            (57,725)              (264,992)                     (422,445)        1,408,549         5,575,222
    Calibrated Dividend Growth Portfolio         979,866                308,711           88,332               9,150           (56,479)          (47,757)                   -              (1,160)             3,526,369                     3,518,455         3,827,166         4,807,032
Alger Fund
    Large Cap Growth Portfolio                10,665,459              2,881,501          637,488             143,397          (583,963)         (553,354)             (16,261)           (195,480)              (734,565)                   (1,302,738)        1,578,763        12,244,222
    Mid Cap Growth Portfolio                   6,750,363              1,933,050          429,363              88,476          (419,724)         (249,557)              (3,024)           (110,153)              (368,295)                     (632,914)        1,300,136         8,050,499
    Capital Appreciation Portfolio            11,261,073              3,381,204          702,157             136,061          (590,931)         (695,951)             (12,215)           (106,246)              (206,067)                     (773,192)        2,608,012        13,869,085
    Small Cap Growth Portfolio                 6,082,603              1,655,223          206,456              50,781          (255,036)         (179,095)             (10,471)            (55,445)              (441,621)                     (684,431)          970,792         7,053,395

        The accompanying notes are an integral part of these financial statements
                                                8

                         Midland National Life Insurance Company
                                    Separate Account A
                            Statement of Changes in Net Assets
                               Year Ended December 31, 2017
------------------------------------------------------------------------------------------

                                                               Net Increase                                                                                                                                                  Net Increase (Decrease)      Total Increase      Net Assets
                                            Net Assets       (Decrease) in Net                                          Transfers of                                                Transfers         Interfund and Net         in Net Assets from        (Decrease) in         End of
                                            Beginning        Assets Resulting           Net           Transfers of         Cost of         Transfers of       Transfers of           of Other        Transfers (to) from    Capital Share Transactions      Net Assets           Year
                                           of Year (a)      from Operations (b)    Premiums (c)     Policy Loans (d)    Insurance (e)     Surrenders (f)    Death Benefits (g)   Terminations (h)    General Account (i)       (j)=(c+d+e+f+g+h+i)          (k)=(b+j)         (l)=(a+k)
                                           --------------   --------------------   --------------   -----------------  ----------------   ---------------   ------------------   -----------------   --------------------   ---------------------------   ---------------   ---------------
Invesco Variable Insurance Funds
    Diversified Dividend Fund                  1,655,554                136,442          125,123              22,209           (90,539)         (108,372)             (15,569)            (17,965)                63,780                       (21,333)          115,109         1,770,663
    Global Health Care Fund                    1,963,537                293,063          150,742              21,101          (129,504)          (69,767)              (4,305)            (49,630)               (89,426)                     (170,789)          122,274         2,085,811
    International Growth Fund                  5,349,802              1,261,660          485,452              94,380          (327,534)         (312,805)              (5,818)            (54,961)              (121,681)                     (242,967)        1,018,693         6,368,495
VanEck Worldwide Insurance Trust
    Global Hard Assets Fund                   11,712,375               (208,692)       1,051,442             501,203          (809,584)         (513,316)             (44,718)           (156,621)              (112,390)                      (83,984)         (292,676)       11,419,699
PIMCO Variable Insurance Trust
    Total Return Portfolio                    22,232,643              1,052,675        1,734,947             319,665        (1,451,068)       (1,427,732)            (110,697)           (266,976)               582,930                      (618,931)          433,744        22,666,387
    Low Duration Portfolio                     1,990,777                 21,190           18,008               3,459           (91,442)          (31,163)                   -                 (91)                   308                      (100,921)          (79,731)        1,911,046
    High Yield Portfolio                       2,578,882                165,374          136,405              30,313          (139,791)         (117,051)              (1,902)            (91,790)              (135,623)                     (319,439)         (154,065)        2,424,817
    Real Return Portfolio                      4,204,982                140,753          133,167              20,493          (258,467)          (71,469)             (11,629)            (27,503)               (31,328)                     (246,736)         (105,983)        4,098,999
Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund             4,620,126                456,250          264,147              53,288          (223,227)         (502,182)              (5,122)            (73,287)                43,025                      (443,358)           12,892         4,633,018
    Large Cap Value Fund                       4,077,160                383,615          326,017              58,082          (256,200)         (144,290)              (6,807)            (35,287)               102,836                        44,351           427,966         4,505,126
Neuberger Berman Advisors
Management Trust
    AMT Mid Cap Intrinsic Value Portfolio      1,957,079                307,876          149,388              25,066          (118,867)         (310,759)                 (38)            (10,015)               262,364                        (2,861)          305,015         2,262,094
Profunds VP
    Japan                                        144,989                 24,485           17,314                 797            (6,859)           (1,485)                   -                 (79)               (19,015)                       (9,327)           15,158           160,147
    Oil & Gas                                  1,664,181                (62,529)         179,240              47,830           (97,202)          (74,940)                (851)            (30,670)               (62,352)                      (38,945)         (101,474)        1,562,707
    Small-Cap Value                            1,009,227                 91,798           73,496              18,143           (42,997)          (51,759)                   -             (18,576)               (19,970)                      (41,663)           50,135         1,059,362
    Ultra Mid-Cap                              2,078,446                592,573          138,630              23,844          (116,829)           (5,628)                   -             (18,490)                52,151                        73,678           666,251         2,744,697
Vanguard Variable Insurance Funds
    Balanced                                   2,131,198                310,456           78,038              17,148           (97,542)          (74,447)                   -             (10,057)               115,492                        28,632           339,088         2,470,286
    Total Bond Market Index                      743,204                 25,710           51,171               6,517           (38,321)          (89,705)              (3,410)               (136)               197,040                       123,156           148,866           892,070
    High Yield Bond                              479,410                 34,360           53,579               8,560           (34,811)          (16,686)                   -              (7,061)                68,330                        71,911           106,271           585,681
    International                             14,654,508              5,782,815        1,116,033             218,715          (734,909)       (1,457,250)             (73,093)         (1,173,335)              (797,979)                   (2,901,818)        2,880,997        17,535,505
    Mid-Cap Index                              8,441,188              1,567,084          711,642             123,140          (437,866)         (466,580)             (39,362)            (94,739)               127,395                       (76,370)        1,490,714         9,931,902
    REIT Index                                 4,155,027                168,883          255,510              61,451          (193,008)         (304,296)              (4,827)           (336,980)              (180,526)                     (702,676)         (533,793)        3,621,234
    Small Company Growth                       7,667,108              1,665,926          541,189             100,533          (333,934)         (441,524)             (25,387)           (417,360)              (257,175)                     (833,658)          832,268         8,499,376
    Short Term Investment Grade                  541,942                  9,310           38,468               9,978           (23,367)          (23,441)                   -             (85,500)               188,627                       104,765           114,075           656,017
    Total Stock Market Index                   2,385,160                568,882          297,420              49,909          (142,669)         (126,437)                   -             (33,467)               578,490                       623,246         1,192,128         3,577,288

        The accompanying notes are an integral part of these financial statements
                                                9

                         Midland National Life Insurance Company
                                    Separate Account A
                            Statement of Changes in Net Assets
                               Year Ended December 31, 2016
------------------------------------------------------------------------------------------

                                                                       Net Increase                                                                                                                                                   Net Increase (Decrease)     Total Increase       Net Assets
                                               Net Assets            (Decrease) in Net                                           Transfers of                                                Transfers        Interfund and Net         in Net Assets from        (Decrease) in          End of
                                               Beginning             Assets Resulting           Net          Transfers of          Cost of         Transfers of        Transfers of          of Other        Transfers (to) from    Capital Share Transactions      Net Assets            Year
                                              of Year (a)           from Operations (b)    Premiums (c)    Policy Loans (d)     Insurance (e)     Surrenders (f)    Death Benefits (g)   Terminations (h)    General Account (i)        (j)=(c+d+e+f+g+h+i)         (k)=(b+j)          (l)=(a+k)
                                              -------------------   --------------------   --------------  -----------------   -----------------  ---------------   -------------------  ------------------  --------------------   ----------------------------  ---------------   -----------------
Fidelity Variable Insurance Products
 Fund I
    Government Money Market Portfolio                $ 7,036,448              $ (17,228)       $ 551,763          $ 568,320          $ (554,529)      $ (245,371)            $ (56,039)          $ (41,497)             $ (3,817)                     $ 218,830        $ 201,602         $ 7,238,050
    High Income Portfolio                              5,641,870                823,138          487,708             78,507            (435,159)        (333,455)              (37,906)            (37,163)            3,079,692                      2,802,224        3,625,362           9,267,232
    Equity-Income Portfolio                           18,977,265              3,161,734        1,047,783            258,643          (1,311,284)        (858,768)              (68,193)           (115,828)               10,667                     (1,036,980)       2,124,754          21,102,019
    Growth Portfolio                                  38,827,201                (29,767)       1,992,860            478,349          (2,430,043)      (1,567,368)             (256,315)           (226,898)              728,228                     (1,281,187)      (1,310,954)         37,516,247
    Overseas Portfolio                                10,932,570               (607,926)         699,193            176,438            (686,525)        (520,810)              (45,377)            (96,656)             (345,573)                      (819,310)      (1,427,236)          9,505,334
    Mid Cap Portfolio                                 23,440,075              2,612,634        1,255,613            217,347          (1,108,198)      (1,066,241)              (38,943)           (216,386)           (1,036,854)                    (1,993,662)         618,972          24,059,047
    Freedom Income Portfolio                              54,905                    991            2,605             10,000              (2,404)            (521)                    -                   -                 5,721                         15,401           16,392              71,297
    Freedom 2010 Portfolio                                     -                     (1)             250                  -                 (88)               -                     -                   -                     -                            162              161                 161
    Freedom 2015 Portfolio                               240,447                   (902)           4,900              1,382              (6,157)        (200,597)                    -              (3,380)                2,474                       (201,378)        (202,280)             38,167
    Freedom 2020 Portfolio                               362,222                 18,785           11,272                317              (6,686)         (47,604)                    -                   -                (5,383)                       (48,084)         (29,299)            332,923
    Freedom 2025 Portfolio                               231,820                 13,801           14,221              2,276             (14,208)         (17,433)                    -                (842)               24,345                          8,359           22,160             253,980
    Freedom 2030 Portfolio                               726,575                 47,879           46,569              2,224             (21,903)               -                     -              (2,323)              (26,116)                        (1,549)          46,330             772,905
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                            5,181,758                104,362          277,478             89,915            (402,425)        (181,929)              (19,361)            (34,805)             (346,193)                      (617,320)        (512,958)          4,668,800
    Investment Grade Bond Portfolio                   10,437,509                488,263          640,886            107,614            (607,989)        (343,248)              (17,410)            (52,243)             (444,792)                      (717,182)        (228,919)         10,208,590
    Index 500 Portfolio                               57,545,812              6,130,046        3,264,887            751,184          (3,221,698)      (2,612,114)             (236,583)           (455,175)           (2,655,507)                    (5,165,006)         965,040          58,510,852
    Contrafund Portfolio                              50,421,595              3,550,189        2,270,919            652,546          (2,501,476)      (2,057,528)             (135,282)           (844,709)           (1,237,771)                    (3,853,301)        (303,112)         50,118,483
    Asset Manager: Growth Portfolio                    3,245,148                 50,017          206,270             49,640            (266,270)         (95,586)              (13,800)            (25,620)              (91,731)                      (237,097)        (187,080)          3,058,068
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                 4,581,292                303,577          393,932             41,920            (352,719)        (141,558)               (2,027)            (51,684)             (111,147)                      (223,283)          80,294           4,661,586
    Growth & Income Portfolio                          8,315,260              1,214,056          513,877             94,515            (589,909)        (315,618)              (17,240)            (79,414)             (195,427)                      (589,216)         624,840           8,940,100
    Growth Opportunities Portfolio                     9,138,740                (22,982)         576,513            155,954            (542,107)        (226,626)             (126,160)            (81,900)             (258,677)                      (503,003)        (525,985)          8,612,755
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                      2,531,945                162,474          152,649             35,901            (179,437)        (108,021)              (19,605)            (36,094)              (48,146)                      (202,753)         (40,279)          2,491,666
    Capital Appreciation Fund                          7,017,504                162,739          370,600             71,491            (354,896)        (280,035)              (30,445)            (83,921)             (161,319)                      (468,525)        (305,786)          6,711,718
    International Fund                                12,602,791               (745,129)         837,378            197,527            (808,554)        (565,444)             (100,534)           (115,905)             (577,406)                    (1,132,938)      (1,878,067)         10,724,724
    Value Fund                                        23,123,280              4,388,043        1,523,957            303,320          (1,253,208)      (1,036,629)              (90,104)           (220,802)           (1,414,314)                    (2,187,780)       2,200,263          25,323,543
    Income & Growth Fund                               2,177,695                270,940          127,191             23,958            (131,965)        (105,330)                    -             (32,309)              (32,616)                      (151,071)         119,869           2,297,564
MFS Variable Insurance Trust
    Growth Series                                     16,764,349                224,138          973,526            167,799            (845,199)        (737,271)             (147,730)           (137,723)             (798,305)                    (1,524,903)      (1,300,765)         15,463,584
    Investors Trust Series                             1,621,276                127,063           86,663             10,941             (95,446)         (45,161)               (2,211)             (6,954)              (17,856)                       (70,024)          57,039           1,678,315
    New Discovery Series                               6,623,076                558,397          370,753             83,640            (366,758)        (317,972)              (15,016)            (52,044)               23,065                       (274,332)         284,065           6,907,141
    Research Series                                    4,145,789                328,086          213,346             53,744            (222,375)        (192,213)               (3,139)            (60,848)             (149,826)                      (361,311)         (33,225)          4,112,564
    Total Return Series                                  292,308                 28,083           33,907             22,209             (19,130)            (233)               (2,870)                  -                42,798                         76,681          104,764             397,072
    Utilities Series                                   3,648,484                359,356          328,082             52,311            (212,749)        (137,823)               (4,233)            (30,259)             (331,207)                      (335,878)          23,478           3,671,962
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                       10,171,037              1,601,091          574,457            141,386            (668,296)        (410,450)              (10,528)           (130,984)             (291,057)                      (795,472)         805,619          10,976,656
    Mid-Cap Stock Portfolio                           12,731,373              1,921,719          735,810            181,437            (704,791)        (547,807)              (53,430)           (106,129)             (414,698)                      (909,608)       1,012,111          13,743,484
    International Opportunities Portfolio              5,168,608               (254,515)         301,177             78,294            (231,406)        (150,835)                    -             (38,347)             (706,303)                      (747,420)      (1,001,935)          4,166,673
    Calibrated Dividend Growth Portfolio                 275,463                188,095           66,643             54,367             (64,927)         (32,602)                    -              (1,946)              494,773                        516,308          704,403             979,866
Alger Fund
    Large Cap Growth Portfolio                        11,449,442               (167,289)         694,180            159,479            (601,533)        (557,467)              (13,309)            (74,636)             (223,408)                      (616,694)        (783,983)         10,665,459
    Mid Cap Growth Portfolio                           7,270,258                 56,084          540,839             80,873            (426,390)        (205,708)              (25,444)            (81,192)             (458,957)                      (575,979)        (519,895)          6,750,363
    Capital Appreciation Portfolio                    12,209,496                 (9,587)         633,529            127,934            (576,445)        (487,306)             (179,351)           (110,370)             (346,827)                      (938,836)        (948,423)         11,261,073
    Small Cap Growth Portfolio                         6,062,970                316,947          210,856             68,841            (300,500)        (146,739)               (9,382)            (27,073)              (93,317)                      (297,314)          19,633           6,082,603

        The accompanying notes are an integral part of these financial statements
                                                10

                         Midland National Life Insurance Company
                                    Separate Account A
                            Statement of Changes in Net Assets
                               Year Ended December 31, 2016
------------------------------------------------------------------------------------------

                                                                      Net Increase                                                                                                                                                   Net Increase (Decrease)     Total Increase       Net Assets
                                              Net Assets            (Decrease) in Net                                           Transfers of                                                Transfers        Interfund and Net         in Net Assets from        (Decrease) in          End of
                                              Beginning             Assets Resulting           Net          Transfers of          Cost of         Transfers of        Transfers of          of Other        Transfers (to) from    Capital Share Transactions      Net Assets            Year
                                             of Year (a)           from Operations (b)    Premiums (c)    Policy Loans (d)     Insurance (e)     Surrenders (f)    Death Benefits (g)   Terminations (h)    General Account (i)        (j)=(c+d+e+f+g+h+i)         (k)=(b+j)          (l)=(a+k)
                                            --------------------   --------------------   --------------  -----------------   -----------------  ---------------   -------------------  ------------------  --------------------   ----------------------------  ---------------   -----------------
Invesco Variable Insurance Funds
    Diversified Dividend Fund                         1,298,869                208,248           77,379             67,576             (93,607)        (114,956)              (14,685)            (16,014)              242,744                        148,437          356,685           1,655,554
    Global Health Care Fund                           3,381,070               (372,812)          83,033             30,993            (147,664)        (178,837)             (113,831)            (15,082)             (703,333)                    (1,044,721)      (1,417,533)          1,963,537
    International Growth Fund                         5,513,339                (44,828)         520,859             76,642            (319,640)        (337,647)               (8,254)            (64,227)               13,558                       (118,709)        (163,537)          5,349,802
VanEck Worldwide Insurance Trust
    Global Hard Assets Fund                           8,597,033              3,653,723        1,135,418            276,920            (827,436)        (538,942)              (24,007)            (82,898)             (477,436)                      (538,381)       3,115,342          11,712,375
PIMCO Variable Insurance Trust
    Total Return Portfolio                           23,959,878                554,438        1,870,968            345,597          (1,523,324)      (1,125,628)             (172,265)           (273,484)           (1,403,537)                    (2,281,673)      (1,727,235)         22,232,643
    Low Duration Portfolio                            2,039,993                 22,854           17,879              4,637            (176,300)          (5,406)                    -                   -                87,120                        (72,070)         (49,216)          1,990,777
    High Yield Portfolio                              2,481,870                265,959          120,594             47,639            (149,287)        (112,578)              (19,865)            (44,848)              (10,602)                      (168,947)          97,012           2,578,882
    Real Return Portfolio                             4,288,980                207,736          150,723             22,379            (164,120)         (69,165)               (4,378)            (23,895)             (203,278)                      (291,734)         (83,998)          4,204,982
Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund                    3,706,012                841,474          303,242             47,964            (224,147)        (203,530)               (7,673)            (18,198)              174,982                         72,640          914,114           4,620,126
    Large Cap Value Fund                              4,502,820                380,161          327,658             51,447            (242,442)        (221,454)               (2,879)            (32,038)             (686,113)                      (805,821)        (425,660)          4,077,160
Neuberger Berman Advisors
Management Trust
    AMT Mid Cap Intrinsic Value Portfolio             1,554,712                391,548          230,898             19,731            (117,633)         (33,741)                 (909)             (3,260)              (84,267)                        10,819          402,367           1,957,079
Profunds VP
    Japan                                               337,396                (21,857)          17,713              1,500              (9,648)          (1,447)                 (580)                (69)             (178,019)                      (170,550)        (192,407)            144,989
    Oil & Gas                                         1,343,444                322,162          180,476             21,947            (100,273)         (41,096)               (7,014)            (11,523)              (43,942)                        (1,425)         320,737           1,664,181
    Small-Cap Value                                   2,861,854                333,296          119,601             24,432             (78,451)         (69,423)               (8,023)             (6,355)           (2,167,704)                    (2,185,923)      (1,852,627)          1,009,227
    Ultra Mid-Cap                                     1,401,205                689,121          146,417             17,764             (99,705)         (10,391)                    -             (11,399)              (54,566)                       (11,880)         677,241           2,078,446
Vanguard Variable Insurance Funds
    Balanced                                          1,942,285                206,956           81,780              9,402             (82,940)         (51,604)                    -              (2,046)               27,365                        (18,043)         188,913           2,131,198
    Total Bond Market Index                           1,145,152                 51,415            3,026             20,870             (83,316)         (87,273)               (1,044)             (8,685)             (296,941)                      (453,363)        (401,948)            743,204
    High Yield Bond                                     398,724                 42,177           54,169              2,246             (32,250)         (11,936)                    -              (2,604)               28,884                         38,509           80,686             479,410
    International                                    15,226,326                283,419        1,173,218            180,767            (753,089)        (907,187)              (17,602)           (451,132)              (80,212)                      (855,237)        (571,818)         14,654,508
    Mid-Cap Index                                     8,069,430                834,408          759,116             90,511            (436,360)        (471,547)              (11,332)            (64,032)             (329,006)                      (462,650)         371,758           8,441,188
    REIT Index                                        4,461,783                292,374          287,623             65,853            (209,047)        (323,998)               (2,861)           (137,437)             (279,263)                      (599,130)        (306,756)          4,155,027
    Small Company Growth                              7,069,134              1,030,356          555,837             76,637            (342,521)        (443,027)              (15,972)           (150,842)             (112,494)                      (432,382)         597,974           7,667,108
    Short Term Investment Grade                       2,091,216                 68,995           53,967             15,784             (81,793)      (1,680,416)                    -             (17,290)               91,479                     (1,618,269)      (1,549,274)            541,942
    Total Stock Market Index                          1,939,045                249,321          207,910             47,271            (111,247)        (153,232)                    -             (23,389)              229,481                        196,794          446,115           2,385,160

        The accompanying notes are an integral part of these financial statements
                                                11

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
------------------------------------------------------------------------------------------

1.      Organization and Significant Accounting Policies

        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of
        1940 as amended, is a segregated investment account of Midland National Life
        Insurance Company (the "Company") in accordance with the provisions of the
        Iowa Insurance laws.  The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the
        Company.  The Separate Account is used to fund variable universal life insurance policies of the Company.  The Separate Account consists of fifteen insurance products, each with different characteristics.  The dates in which products were introduced result in different product groups.  Sammons Financial
        Network, an affiliate, serves as the underwriter of the variable products.

        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable
        Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II
        ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American
        Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust
        ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger Fund ("FAM"), Invesco
        Variable Insurance Funds ("INV"), VanEck Worldwide Insurance Trust
        ("VanEck"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable
        Insurance Trust ("Goldman"), Neuberger Berman Advisors Management Trust
        ("Neuberger"), ProFunds VP ("PF") and Vanguard Variable Insurance Funds
        ("Vanguard"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.  All portfolios have been in existence for more than two years.

        Effective May 1, 2015 the Goldman Structured Small Cap Equity Fund was
        renamed the Goldman Small Cap Equity Insights Fund.

        Effective December 1, 2015 the VIPF Money Market Portfolio was renamed the
        VIPF Government Money Market Portfolio.

        Effective May 1, 2016, the Van Eck Global Hard Assets Fund was renamed the
        VanEck Global Hard Assets Fund.

        Effective December 2, 2016, the PF Japan fund had a reverse share split as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
                       PF Japan Portfolio                        1:4

        Fair Value

        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account.  Investment transactions are recorded on the trade date (the date the order to buy or sell is executed).  Dividends are automatically reinvested in shares of the Funds.

        Current accounting standards define fair value as an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
        The fair value standards also establish a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value.  Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument.  Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds.  As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets.  Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes.  Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates. The Company does not hold any Level 2 securities in the Separate Account.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument.  These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments.  The Company does not hold any Level 3 securities in the Separate
        Account.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

        At December 31, 2017, the Company's investments were classified as follows:

                                Quoted prices         Significant
                                  in active              other            Significant
                                 markets for           observable        unobservable
                               identical assets          inputs             inputs
Assets                            (Level 1)            (Level 2)           (Level 3)           Total
Mutual Funds                    $ 571,817,790              $ -                 $ -          $571,817,790

        It is the Company's policy to recognize transfers between levels at the end of the reporting period.  There were no transfers between levels for the year ended
        December 31, 2017.

        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments.  Dividend and capital gain distributions are recorded as income on the ex-dividend date.

        The Separate Account had no liabilities or changes in liabilities as of and for the year ended December 31, 2017.

        The contracts do not provide for a variable payout option; therefore all assets in the Separate Account are in the Accumulation phase.

        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company.  Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account.  No charge is currently being made against the Separate
        Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves.
        However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed.
        Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

        New and Adopted Accounting Pronouncements
        In August 2014, the FASB issued Presentation of Financial Statements - Going
        Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern or ASU 2014-15.  This guidance required an entity's management to evaluate whether there were conditions or events that, considered in the aggregate, raised substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements were issued.  It also required disclosures under certain circumstances.  The guidance was effective for annual periods ending after
        December 15, 2016, and for annual periods and interim periods thereafter.  Early application was permitted.  Implementation of the ASU did not affect the Variable
        Account's financial position or results of operations.  The Variable Account adopted the standard on December 31, 2016.

        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

        Subsequent Events
        Effective January 1, 2018 the Vanguard REIT Index Portfolio will be renamed the
        Vanguard Real Estate Index Portfolio.

        Effective April 30, 2018 the INV Global Health Care Fund will be renamed the
        INV Health Care Fund.

2.      Expenses

        The Company is compensated for certain expenses as described below.  The rates of each applicable charge are described in the Separate Account's prospectus.

        o       A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate
                Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

        o       A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

        o       A transfer charge is imposed on each transfer between portfolios of the
                Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

        o       A sales and premium tax charge is deducted from each premium payment made prior to deposit into the separate account.

       The rates of each applicable charge depending on the product are summarized below:

                                     Product                                           M&E Charge         Expense Charge
Advanced Variable Universal Life*                                                         0.90%            $7 per month
Advisor Variable Universal Life*                                                          1.40%            $10 per month
Foundation Variable Universal Life*^                                                      0.90%            $7 per month
Premier Variable Universal Life 1.1*                                                      0.90%            $7 per month
Premier Variable Universal Life 3 #                                                       0.80%            $10 per month
Survivorship Variable Universal Life*                                                     0.50%            $10 per month
Variable Executive Universal Life 2*                                                      0.90%            $6 per month
Variable Executive Universal Life*                                                        0.90%            $5 per month
Variable Universal Life*                                                                  0.90%            $5 per month
Variable Universal Life 2*                                                                0.90%            $5 per month
Variable Universal Life 3*                                                                0.90%            $7 per month
Variable Universal Life 4*                                                                0.90%            $7 per month
Variable Universal Life -- Cash Value*                                                    0.60%            $12 per month
Variable Universal Life -- Cash Value 2 &                                                 0.60%            $12 per month
Variable Universal Life -- Death Benefit*                                                 0.90%            $8 per month

*New contracts are no longer being issued for this product
^M&E charge drops to 0.10% upon reaching the 10th anniversary
#M&E charge drops to 0.00% upon reaching the 10th anniversary
&M&E charge drops to 0.05% upon reaching the 10th anniversary

3.      Purchases and Sales of Investment Securities

        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2017 and 2016, were as follows:

                                                                 2017                                 2016
                                                 -----------------------------------  ----------------------------------
Portfolio                                           Purchases           Sales            Purchases           Sales

Fidelity Variable Insurance Products
 Fund I
    Government Money Market Portfolio               $  1,673,773       $  2,442,429      $  9,086,612      $  8,885,010
    High Income Portfolio                              1,404,763          4,863,207         5,761,663         2,512,017
    Equity-Income Portfolio                            1,259,477          2,765,211         4,920,848         4,390,163
    Growth Portfolio                                   4,523,112          6,083,173         6,849,714         4,756,108
    Overseas Portfolio                                 3,634,153          3,837,214         2,206,568         2,918,941
    Mid Cap Portfolio                                  4,505,456          5,405,698         4,755,531         5,295,719
    Freedom Income Portfolio                             148,716             21,496           129,765           113,207
    Freedom 2010 Portfolio                                   247                366               252                88
    Freedom 2015 Portfolio                                 7,644              8,163            35,117           229,605
    Freedom 2020 Portfolio                                37,914             50,521            27,664            59,832
    Freedom 2025 Portfolio                                51,821             63,637            85,249            66,629
    Freedom 2030 Portfolio                               240,128             70,901           140,959           104,399
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                              759,080            563,589           467,827           837,399
    Investment Grade Bond Portfolio                    1,083,560          1,314,087         5,973,541         6,484,408
    Index 500 Portfolio                                7,371,870          9,773,539         5,012,979         9,552,795
    Contrafund Portfolio                               6,699,767          7,976,126         8,240,154         8,013,647
    Asset Manager: Growth Portfolio                      526,476            363,409           234,829           402,347
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                   653,204            787,192           579,583           646,256
    Growth & Income Portfolio                          1,134,827          1,605,141         1,537,866         1,527,208
    Growth Opportunities Portfolio                     2,124,976          1,506,574           770,954         1,110,083
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                        255,371            392,861           423,895           481,599
    Capital Appreciation Fund                          1,742,061          1,171,556         3,864,689         3,702,029
    International Fund                                 6,219,561          7,246,968         2,034,419         3,101,598
    Value Fund                                         5,122,626          6,246,815         6,126,842         8,001,229
    Income & Growth Fund                                 186,849            379,555           262,631           327,761
MFS Variable Insurance Trust
    Growth Series                                      4,528,938          5,038,825         5,566,227         6,094,549
    Investors Trust Series                               132,278            325,029           291,321           175,310
    New Discovery Series                               1,806,924          1,840,232         3,526,722         3,501,127
    Research Series                                    1,304,136            509,834           702,930           630,738
    Total Return Series                                  137,403            146,144           194,079            96,837
    Utilities Series                                     856,383            898,132         1,397,121         1,518,742
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                        3,523,529          2,874,058           973,779         1,509,865
    Mid-Cap Stock Portfolio                            2,854,241          2,537,584         2,358,653         2,508,781
    International Opportunities Portfolio              9,185,295          9,130,445         2,247,346         2,972,325
    Calibrated Dividend Growth Portfolio               4,313,563            502,013         6,643,478         6,053,691
Alger Fund
    Large Cap Growth Portfolio                         3,254,071          3,496,797         2,098,201         2,722,730
    Mid Cap Growth Portfolio                           1,252,147          1,727,811         2,425,921         3,022,357
    Capital Appreciation Portfolio                     2,551,485          2,512,428         1,921,847         2,789,273
    Small Cap Growth Portfolio                           250,481            949,681         1,546,621         1,019,794
Invesco Variable Insurance Funds
    Diversified Dividend Fund                            502,297            442,820         1,233,580         1,071,790
    Global Health Care Fund                              531,315            591,556           819,210         1,551,070
    International Growth Fund                          3,672,544          3,845,535           829,131           896,824
VanEck Worldwide Insurance Trust
    Global Hard Assets Fund                            2,634,073          2,751,512         2,546,226         3,087,746
PIMCO Variable Insurance Trust
    Total Return Portfolio                             9,538,521          9,763,050         5,882,897         7,768,879
    Low Duration Portfolio                                48,257            128,040            66,399           113,661
    High Yield Portfolio                               1,025,979          1,223,333         2,291,120         2,325,287
    Real Return Portfolio                                410,890            567,778           378,973           584,132
Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund                     2,018,916          1,955,165         4,888,971         4,679,380
    Large Cap Value Fund                               1,983,626          1,115,038           336,985         1,038,899
Neuberger Berman Advisors
Management Trust
    AMT Mid Cap Intrinsic Value Portfolio              1,758,464          1,749,670         3,005,225         2,816,408
Profunds VP
    Japan                                                 60,200             69,946            47,318           218,563
    Oil & Gas                                            346,468            372,662           389,944           376,637
    Small-Cap Value                                      294,358            328,774         5,433,701         7,623,839
    Ultra Mid-Cap                                      1,136,458            834,165         1,108,366         1,127,381
Vanguard Variable Insurance Funds
    Balanced                                             404,646            244,188           373,127           259,108
    Total Bond Market Index                              353,169            211,391         1,652,872         2,074,488
    High Yield Bond                                      243,504            148,325           142,696            84,530
    International                                      2,413,444          5,051,766         2,919,679         3,354,143
    Mid-Cap Index                                      1,872,020          1,468,357         2,127,771         1,944,615
    REIT Index                                         1,087,964          1,536,969         1,506,076         1,711,853
    Small Company Growth                               1,869,582          2,165,388         1,868,034         1,650,434
    Short Term Investment Grade                          370,843            256,596           935,407         2,505,467
    Total Stock Market Index                           1,402,081            587,260           953,507           656,589

4.      Summary of Changes from Unit Transactions

        Transactions in units for the years ended December 31, 2017 and 2016 were as follows:

                                                                2017                                     2016
                                              --------------------------------------  ---------------------------------------
                                                                      Net Increase/                            Net Increase/
Portfolio                                     Purchases     Sales      (Decrease)     Purchases     Sales       (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Government Money Market Portfolio            206,838     260,899         (54,061)   1,408,288   1,397,140          11,148
   High Income Portfolio                        126,833     340,464        (213,631)     444,334     262,811         181,523
   Equity-Income Portfolio                       64,311     142,865         (78,554)     195,661     219,288         (23,627)
   Growth Portfolio                             223,823     393,999        (170,176)     272,707     330,538         (57,831)
   Overseas Portfolio                           408,901     405,316           3,585      267,927     305,165         (37,238)
   Mid Cap Portfolio                            251,467     304,918         (53,451)     457,467     509,836         (52,369)
   Freedom Income Portfolio                      11,257       1,869           9,388        6,492       5,351           1,141
   Freedom 2010 Portfolio                            17          26              (9)          21           9              12
   Freedom 2015 Portfolio                           405         545            (140)       1,987      16,533         (14,546)
   Freedom 2020 Portfolio                         1,571       3,257          (1,686)         910       4,246          (3,336)
   Freedom 2025 Portfolio                         5,452       6,843          (1,391)       5,635       4,967             668
   Freedom 2030 Portfolio                        14,117       6,280           7,837       10,383      10,217             166
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                       15,964      30,196         (14,232)      18,274      37,305         (19,031)
   Investment Grade Bond Portfolio              101,490     114,926         (13,436)     865,160     894,241         (29,081)
   Index 500 Portfolio                          451,630     542,320         (90,690)     431,935     624,809        (192,874)
   Contrafund Portfolio                         349,415     473,109        (123,694)     390,785     494,971        (104,186)
   Asset Manager: Growth Portfolio               13,503      28,519         (15,016)      22,022      34,230         (12,208)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                            43,740      58,732         (14,992)      34,593      42,914          (8,321)
   Growth & Income Portfolio                     64,612      89,993         (25,381)      70,340      90,197         (19,857)
   Growth Opportunities Portfolio                94,236     125,002         (30,766)     114,929     143,807         (28,878)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                 13,392      26,994         (13,602)      22,284      30,746          (8,462)
   Capital Appreciation Fund                     63,668      67,397          (3,729)     183,686     196,714         (13,028)
   International Fund                           617,626     651,058         (33,432)     236,875     301,457         (64,582)
   Value Fund                                   340,106     336,250           3,856      364,166     380,812         (16,646)
   Income & Growth Fund                           8,322      21,614         (13,292)      10,527      19,023          (8,496)
MFS Variable Insurance Trust
   Growth Series                                240,230     291,922         (51,692)     281,049     364,925         (83,876)
   Investors Trust Series                         4,927      16,953         (12,026)       7,012      10,968          (3,956)
   New Discovery Series                          96,551      95,509           1,042      186,993     188,929          (1,936)
   Research Series                               59,962      43,532          16,430       20,892      40,622         (19,730)
   Total Return Series                            8,205      10,291          (2,086)      10,575       5,382           5,193
   Utilities Series                              62,817      78,506         (15,689)      96,221     124,459         (28,238)
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio                  141,546     166,123         (24,577)     148,999     189,373         (40,374)
   Mid-Cap Stock Portfolio                      150,911     159,244          (8,333)     124,054     130,016          (5,962)
   International Opportunities Portfolio        585,958     593,807          (7,849)     189,817     239,103         (49,286)
   Calibrated Dividend Growth Portfolio         198,642      29,257         169,385      409,006     371,558          37,448
Alger Fund
   Large Cap Growth Portfolio                   231,193     333,305        (102,112)     206,619     285,363         (78,744)
   Mid Cap Growth Portfolio                     133,546     167,049         (33,503)     208,536     247,510         (38,974)
   Capital Appreciation Portfolio               140,749     180,143         (39,394)     181,497     241,393         (59,896)
   Small Cap Growth Portfolio                    43,937      82,141         (38,204)     146,479     172,707         (26,228)
Invesco Variable Insurance Funds
   Diversified Dividend Fund                     34,391      41,460          (7,069)     251,156     237,581          13,575
   Global Health Care Fund                       44,456      52,334          (7,878)      38,274      85,971         (47,697)
   International Growth Fund                    396,522     426,398         (29,876)     122,602     137,617         (15,015)
VanEck Worldwide Insurance Trust
   Global Hard Assets Fund                      558,040     428,812         129,228      474,684     402,917          71,767
PIMCO Variable Insurance Trust
   Total Return Portfolio                       861,997     841,399          20,598      737,211     829,476         (92,265)
   Low Duration Portfolio                         2,371      10,609          (8,238)     122,384     128,143          (5,759)
   High Yield Portfolio                          66,101      80,467         (14,366)     201,991     208,232          (6,241)
   Real Return Portfolio                         34,794      51,359         (16,565)     490,828     508,725         (17,897)
Goldman Sachs Variable Insurance Trust
   Small Cap Equity Insights Fund                94,846     137,426         (42,580)     553,158     562,792          (9,634)
   Large Cap Value Fund                          95,582     109,248         (13,666)      53,012     122,871         (69,859)
Neuberger Berman Advisors Management Trust
   AMT Mid Cap Intrinsic Value Portfolio         99,520     101,856          (2,336)     233,157     228,331           4,826
Profunds VP
   Japan                                          9,304      11,315          (2,011)       7,006      27,427         (20,421)
   Oil & Gas                                     57,654      62,269          (4,615)      62,792      62,326             466
   Small-Cap Value                               19,634      23,634          (4,000)     498,575     652,209        (153,634)
   Ultra Mid-Cap                                 49,508      53,549          (4,041)      65,884      58,756           7,128
Vanguard Variable Insurance Funds
   Balanced                                      23,692      22,208           1,484       16,565      17,602          (1,037)
   Total Bond Market Index                       28,106      17,840          10,266      164,072     197,457         (33,385)
   High Yield Bond                               14,774      10,464           4,310       23,267      21,276           1,991
   International                                309,905     536,746        (226,841)     352,420     454,268        (101,848)
   Mid-Cap Index                                111,181     119,251          (8,070)     113,713     145,270         (31,557)
   REIT Index                                    66,549     107,265         (40,716)      76,747     115,988         (39,241)
   Small Company Growth                          97,991     131,803         (33,812)      90,596     109,514         (18,918)
   Short Term Investment Grade                   44,240      35,036           9,204       76,495     215,176        (138,681)
   Total Stock Market Index                      82,082      53,591          28,491       55,390      45,289          10,101

5.      Financial Highlights

        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the
        Company have the lowest and highest total return.  Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return.  The summary may not reflect the minimum and maximum contract charges offered by the
        Company as contract owners may not have selected all available and applicable contract options.

                                               December 31                                        Year Ended December 31
                                      ----------------------------------------------  ------------------------------------------------
                                                    Unit Fair Value                   Investment  Expense Ratio      Total Return
                                                      Lowest to                        Income      Lowest to           Lowest to
                                        Units          Highest         Net Assets      Ratio*      Highest**          Highest***
                                      -----------  -----------------  --------------  ---------  ---------------  --------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Government Money Market Portfolio
          2017                           564,721    $9.98 to 19.09       $6,469,394      0.66%    0.10% to 1.40%    -0.72% to 0.67%
          2016                           618,782    10.03 to 19.18       $7,238,050      0.19%    0.10% to 1.40%    -1.18% to 0.20%
          2015                           607,634    10.02 to 19.35       $7,036,448      0.03%    0.50% to 1.40%    -1.35% to 0.03%
          2014                           472,831    10.02 to 19.56       $5,688,038      0.01%    0.50% to 1.40%    -1.37% to 0.01%
          2013                           603,317    10.03 to 19.77       $7,386,343      0.03%    0.50% to 1.40%    -1.35% to 0.03%

    High Income Portfolio
          2017                           285,524    16.02 to 50.45       $5,935,295      4.22%    0.10% to 1.40%    5.46% to 6.93%
          2016                           499,155    15.00 to 47.70       $9,267,232      6.43%    0.10% to 1.40%   13.03% to 14.61%
          2015                           317,632    13.10 to 42.09       $5,641,870      6.59%    0.50% to 1.40%   -4.96% to -3.63%
          2014                           339,639    13.61 to 44.15       $6,447,277      5.76%    0.50% to 1.40%    -0.24% to 1.16%
          2013                           352,035    13.46 to 44.14       $6,814,943      5.71%    0.50% to 1.40%    4.48% to 5.95%

    Equity-Income Portfolio
          2017                           710,210    17.64 to 106.55     $21,336,579      1.65%    0.10% to 1.40%   11.34% to 12.89%
          2016                           788,764    15.67 to 95.43      $21,102,019      2.26%    0.10% to 1.40%   16.39% to 18.02%
          2015                           812,391    13.31 to 81.76      $18,977,265      3.15%    0.50% to 1.40%   -5.29% to -3.96%
          2014                           869,064    13.89 to 86.08      $21,407,733      2.84%    0.50% to 1.40%    7.22% to 8.72%
          2013                           891,812    12.81 to 80.06      $21,025,103      2.54%    0.50% to 1.40%   26.38% to 28.15%

    Growth Portfolio
          2017                         1,607,799    19.77 to 134.16     $45,300,726      0.22%    0.10% to 1.40%   33.27% to 35.13%
          2016                         1,777,975    14.70 to 100.38     $37,516,247      0.04%    0.10% to 1.40%    -0.59% to 0.80%
          2015                         1,835,806    14.66 to 100.69     $38,827,201      0.26%    0.50% to 1.40%    5.69% to 7.17%
          2014                         1,965,291    13.75 to 95.00      $39,401,396      0.18%    0.50% to 1.40%    9.76% to 11.30%
          2013                         2,138,324    12.42 to 86.30      $39,649,841      0.29%    0.50% to 1.40%   34.45% to 36.34%

    Overseas Portfolio
          2017                           687,649    11.92 to 47.24      $12,108,089      1.49%    0.10% to 1.40%   28.49% to 30.28%
          2016                           684,064    9.17 to 36.66        $9,505,334      1.39%    0.10% to 1.40%   -6.37% to -5.06%
          2015                           721,302    9.69 to 39.05       $10,932,570      1.39%    0.50% to 1.40%    2.19% to 3.62%
          2014                           735,891    9.37 to 38.10       $11,181,455      1.33%    0.50% to 1.40%   -9.35% to -8.08%
          2013                           754,110    10.22 to 41.91      $12,921,417      1.03%    0.50% to 1.40%   28.64% to 30.44%

    Mid Cap Portfolio
          2017                         1,081,766    21.27 to 46.57      $26,608,386      0.69%    0.10% to 1.40%   19.15% to 20.81%
          2016                         1,135,217    17.65 to 38.74      $24,059,047      0.48%    0.10% to 1.40%   10.68% to 12.23%
          2015                         1,187,586    15.76 to 34.69      $23,440,075      0.50%    0.50% to 1.40%   -2.75% to -1.39%
          2014                         1,270,618    16.02 to 35.36      $26,394,024      0.25%    0.50% to 1.40%    4.82% to 6.29%
          2013                         1,237,006    15.11 to 33.43      $27,500,667      0.53%    0.50% to 1.40%   34.35% to 36.23%

    Freedom Income Portolio
          2017                            15,006    12.96 to 14.81         $206,400      2.21%    0.10% to 1.40%    6.99% to 8.48%
          2016                             5,618    12.11 to 13.65          $71,297      1.66%    0.10% to 1.40%    3.06% to 4.50%
          2015                             4,477    11.75 to 13.06          $54,905      1.83%    0.50% to 1.40%   -1.72% to -0.34%
          2014                             4,317    11.96 to 13.11          $53,550      1.47%    0.50% to 1.40%    2.34% to 3.78%
          2013                             4,072    11.68 to 12.63          $49,068      1.45%    0.50% to 1.40%    4.09% to 5.55%

    Freedom 2010 Portolio
          2017                                 3    14.69 to 16.79              $50      0.70%    0.10% to 1.40%   11.52% to 13.08%
          2016                                12    13.17 to 14.85             $161      2.99%    0.10% to 1.40%    4.00% to 5.45%
          2015                                 -    12.66 to 14.08               $0      0.00%    0.50% to 1.40%   -1.66% to -0.29%
          2014                                 -    12.88 to 14.12               $0      0.00%    0.50% to 1.40%    3.08% to 4.53%
          2013                                96    12.49 to 13.51           $1,290      1.64%    0.50% to 1.40%   11.92% to 13.49%

    Freedom 2015 Portolio
          2017                             2,421    14.98 to 17.21          $41,489      1.54%    0.10% to 1.40%   13.52% to 15.10%
          2016                             2,561    13.20 to 14.97          $38,167      0.42%    0.10% to 1.40%    4.45% to 5.91%
          2015                            17,107    12.64 to 14.15         $240,447      3.05%    0.50% to 1.40%   -1.71% to -0.33%
          2014                             3,985    12.85 to 14.21          $55,068      1.89%    0.50% to 1.40%    3.25% to 4.70%
          2013                             3,114    12.45 to 13.59          $41,773      1.98%    0.50% to 1.40%   12.83% to 14.41%

    Freedom 2020 Portolio
          2017                            20,997    15.02 to 17.89         $358,440      1.51%    0.10% to 1.40%   15.01% to 16.62%
          2016                            22,683    13.06 to 15.36         $332,923      1.45%    0.10% to 1.40%    4.66% to 6.12%
          2015                            26,019    12.48 to 14.48         $362,222      1.56%    0.50% to 1.40%   -1.65% to -0.27%
          2014                            37,470    12.69 to 14.54         $526,847      2.30%    0.50% to 1.40%    3.38% to 4.82%
          2013                            16,829    12.27 to 13.88         $230,517      1.96%    0.50% to 1.40%   14.41% to 16.01%

    Freedom 2025 Portolio
          2017                            15,648    15.80 to 18.99         $274,577      1.47%    0.10% to 1.40%   16.27% to 17.89%
          2016                            17,039    13.59 to 16.12         $253,980      1.56%    0.10% to 1.40%    4.72% to 6.18%
          2015                            16,371    12.98 to 15.20         $231,820      2.03%    0.50% to 1.40%   -1.56% to -0.18%
          2014                            14,151    13.18 to 15.24         $198,946      2.45%    0.50% to 1.40%    3.61% to 5.06%
          2013                             4,848    12.72 to 14.52          $65,749      2.23%    0.50% to 1.40%   18.30% to 19.95%

    Freedom 2030 Portolio
          2017                            60,178    15.82 to 19.78       $1,070,437      1.53%    0.10% to 1.40%   19.30% to 20.96%
          2016                            52,341    13.26 to 16.37         $772,905      1.47%    0.10% to 1.40%    5.14% to 6.61%
          2015                            52,175    12.61 to 15.37         $726,575      2.04%    0.50% to 1.40%   -1.61% to -0.24%
          2014                            39,379    12.82 to 15.42         $551,468      2.28%    0.50% to 1.40%    3.51% to 4.96%
          2013                            15,277    12.38 to 14.71         $200,132      1.78%    0.50% to 1.40%   19.98% to 21.66%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2017                           171,808    16.21 to 56.41       $4,877,439      1.87%    0.10% to 1.40%   12.53% to 14.10%
          2016                           186,040    14.21 to 49.99       $4,668,800      1.41%    0.10% to 1.40%    1.65% to 3.07%
          2015                           205,071    13.79 to 49.04       $5,181,758      1.58%    0.50% to 1.40%    -1.24% to 0.14%
          2014                           216,356    13.77 to 49.51       $5,635,644      1.50%    0.50% to 1.40%    4.37% to 5.83%
          2013                           226,284    13.01 to 47.30       $5,760,231      1.57%    0.50% to 1.40%   14.11% to 15.71%

    Investment Grade Bond Portfolio
          2017                           624,343    13.02 to 35.12      $10,111,391      2.39%    0.10% to 1.40%    2.78% to 4.22%
          2016                           637,779    12.51 to 34.07      $10,208,590      2.36%    0.10% to 1.40%    3.30% to 4.74%
          2015                           666,860    11.95 to 32.89      $10,437,509      2.54%    0.50% to 1.40%   -1.97% to -0.60%
          2014                           697,855    12.04 to 33.46      $11,411,261      2.14%    0.50% to 1.40%    4.37% to 5.83%
          2013                           657,528    11.38 to 31.97      $11,789,494      2.39%    0.50% to 1.40%   -3.13% to -1.78%

    Index 500 Portfolio
          2017                         2,641,347    21.90 to 72.60      $67,116,472      1.80%    0.10% to 1.40%   20.04% to 21.71%
          2016                         2,732,037    18.04 to 60.31      $58,510,852      1.42%    0.10% to 1.40%   10.32% to 11.86%
          2015                         2,924,911    16.17 to 54.51      $57,545,812      1.94%    0.50% to 1.40%    -0.06% to 1.33%
          2014                         3,181,714    15.99 to 54.39      $63,557,897      1.61%    0.50% to 1.40%   12.00% to 13.57%
          2013                         3,357,481    14.12 to 48.43      $60,613,184      1.90%    0.50% to 1.40%   30.42% to 32.24%

    Contrafund Portfolio
          2017                         2,075,016    19.87 to 77.43      $56,013,315      1.00%    0.10% to 1.40%   20.20% to 21.88%
          2016                         2,198,710    16.35 to 64.23      $50,118,483      0.79%    0.10% to 1.40%    6.51% to 8.01%
          2015                         2,302,896    15.17 to 60.13      $50,421,595      1.03%    0.50% to 1.40%    -0.72% to 0.67%
          2014                         2,398,113    15.11 to 60.40      $54,337,255      0.96%    0.50% to 1.40%   10.40% to 11.94%
          2013                         2,324,832    13.53 to 54.55      $50,724,087      1.10%    0.50% to 1.40%   29.47% to 31.29%

    Asset Manager: Growth Portfolio
          2017                           161,252    16.53 to 36.77       $3,310,305      1.26%    0.10% to 1.40%   17.09% to 18.73%
          2016                           176,268    13.92 to 31.31       $3,058,068      1.34%    0.10% to 1.40%    1.05% to 2.46%
          2015                           188,476    13.59 to 30.90       $3,245,148      1.25%    0.50% to 1.40%    -1.30% to 0.08%
          2014                           188,364    13.58 to 31.22       $3,283,814      1.06%    0.50% to 1.40%    4.41% to 5.87%
          2013                           212,690    12.82 to 29.81       $3,495,069      1.00%    0.50% to 1.40%   20.72% to 30.23%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2017                           234,605    19.40 to 31.29       $5,084,037      1.50%    0.10% to 1.40%   14.82% to 16.43%
          2016                           249,597    16.70 to 27.11       $4,661,586      1.32%    0.10% to 1.40%    5.78% to 7.26%
          2015                           257,918    15.61 to 25.50       $4,581,292      1.58%    0.50% to 1.40%    -0.80% to 0.59%
          2014                           253,290    15.56 to 25.58       $4,553,426      1.46%    0.50% to 1.40%    8.74% to 10.26%
          2013                           262,303    14.14 to 23.41       $4,465,295      1.56%    0.50% to 1.40%   18.01% to 19.66%

    Growth & Income Portfolio
          2017                           403,142    19.70 to 37.00       $9,580,083      1.26%    0.10% to 1.40%   15.29% to 16.90%
          2016                           428,523    16.90 to 32.00       $8,940,100      1.64%    0.10% to 1.40%   14.48% to 16.08%
          2015                           448,380    14.59 to 27.88       $8,315,260      2.08%    0.50% to 1.40%   -3.62% to -2.27%
          2014                           480,240    14.97 to 28.84       $9,251,593      1.73%    0.50% to 1.40%    8.95% to 10.47%
          2013                           513,381    13.58 to 26.40       $9,113,910      1.91%    0.50% to 1.40%   31.72% to 33.56%

    Growth Opportunities Portfolio
          2017                           472,407    21.74 to 30.65      $10,809,647      0.31%    0.10% to 1.40%   32.66% to 34.51%
          2016                           503,173    16.20 to 23.04       $8,612,755      0.32%    0.10% to 1.40%    -1.05% to 0.34%
          2015                           532,051    16.19 to 23.22       $9,138,740      0.17%    0.50% to 1.40%    4.15% to 5.61%
          2014                           653,982    15.37 to 22.23      $10,981,351      0.28%    0.50% to 1.40%   10.65% to 12.20%
          2013                           623,501    13.73 to 20.03       $9,111,339      0.30%    0.50% to 1.40%   36.00% to 37.90%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2017                           129,911    18.14 to 29.54       $2,553,687      1.59%    0.10% to 1.40%   12.34% to 13.80%
          2016                           143,513    15.96 to 26.16       $2,491,666      1.59%    0.10% to 1.40%    5.52% to 6.89%
          2015                           151,975    14.96 to 24.67       $2,531,945      1.73%    0.50% to 1.40%   -3.92% to -2.67%
          2014                           159,052    15.39 to 25.55       $2,820,919      1.53%    0.50% to 1.40%    8.34% to 9.74%
          2013                           162,489    14.05 to 23.47       $2,774,411      1.60%    0.50% to 1.40%   15.81% to 17.31%

    Capital Appreciation Fund
          2017                           337,366    19.07 to 46.73       $7,800,616      0.00%    0.10% to 1.40%   20.12% to 21.79%
          2016                           341,095    15.70 to 38.79       $6,711,718      0.00%    0.10% to 1.40%    1.80% to 3.23%
          2015                           354,123    15.25 to 38.00       $7,017,504      0.00%    0.50% to 1.40%    0.52% to 1.93%
          2014                           407,621    15.00 to 37.69       $8,234,995      0.00%    0.50% to 1.40%    6.65% to 8.14%
          2013                           381,647    13.90 to 35.24       $7,428,705      0.00%    0.50% to 1.40%   29.12% to 30.92%

    International Fund
          2017                           841,837    12.40 to 24.71      $12,957,395      0.90%    0.10% to 1.40%   29.40% to 31.21%
          2016                           875,269    9.47 to 19.04       $10,724,724      1.03%    0.10% to 1.40%   -6.80% to -5.50%
          2015                           939,851    10.05 to 20.37      $12,602,791      0.39%    0.50% to 1.40%    -0.63% to 0.76%
          2014                           961,997    10.00 to 20.44      $13,286,902      1.71%    0.50% to 1.40%   -6.81% to -5.51%
          2013                         1,015,442    10.61 to 21.87      $15,136,746      1.71%    0.50% to 1.40%   20.72% to 22.41%

    Value Fund
          2017                         1,045,483    20.74 to 44.89      $25,874,509      1.61%    0.10% to 1.40%    7.25% to 8.75%
          2016                         1,041,627    19.12 to 41.74      $25,323,543      1.68%    0.10% to 1.40%   18.82% to 20.48%
          2015                         1,058,273    15.91 to 35.03      $23,123,280      2.12%    0.50% to 1.40%   -5.21% to -3.88%
          2014                         1,084,555    16.59 to 36.85      $26,214,989      1.49%    0.50% to 1.40%   11.52% to 13.08%
          2013                         1,179,416    14.71 to 32.95      $26,738,268      1.72%    0.50% to 1.40%   29.91% to 31.73%

    Income & Growth Fund
          2017                           109,599    20.01 to 28.91       $2,445,604      2.42%    0.10% to 1.40%   18.83% to 20.37%
          2016                           122,891    16.65 to 24.21       $2,297,564      2.35%    0.10% to 1.40%   11.92% to 13.37%
          2015                           131,387    14.71 to 21.53       $2,177,695      2.09%    0.50% to 1.40%   -6.92% to -5.71%
          2014                           142,683    15.63 to 23.01       $2,527,098      2.01%    0.50% to 1.40%   10.95% to 12.39%
          2013                           149,973    13.92 to 20.64       $2,413,377      2.26%    0.50% to 1.40%   33.95% to 35.68%

   MFS Variable Insurance Trust
    Growth Series
          2017                           838,977    17.06 to 35.01      $18,971,555      0.11%    0.10% to 1.40%   29.60% to 31.40%
          2016                           890,669    13.05 to 26.88      $15,463,584      0.05%    0.10% to 1.40%    1.03% to 2.44%
          2015                           974,545    12.80 to 26.48      $16,764,349      0.17%    0.50% to 1.40%    6.07% to 7.56%
          2014                         1,013,745    11.96 to 24.84      $16,142,539      0.09%    0.50% to 1.40%    7.44% to 8.94%
          2013                         1,245,225    11.03 to 23.00      $19,071,991      0.21%    0.50% to 1.40%   34.96% to 36.85%

    Investors Trust Series
          2017                            78,556    21.05 to 27.17       $1,782,632      0.77%    0.10% to 1.40%   21.65% to 23.22%
          2016                            90,582    17.11 to 22.22       $1,678,315      0.84%    0.10% to 1.40%    7.09% to 8.48%
          2015                            94,538    15.79 to 20.65       $1,621,276      0.91%    0.50% to 1.40%    -1.17% to 0.12%
          2014                            99,113    15.80 to 20.81       $1,702,818      0.90%    0.50% to 1.40%    9.47% to 10.90%
          2013                           105,418    14.27 to 19.01       $1,648,471      1.07%    0.50% to 1.40%   30.23% to 31.92%

    New Discovery Series
          2017                           346,128    20.21 to 54.64       $8,541,282      0.00%    0.10% to 1.40%   24.91% to 26.65%
          2016                           345,086    15.97 to 43.53       $6,907,141      0.00%    0.10% to 1.40%    7.55% to 9.05%
          2015                           347,022    14.66 to 40.28       $6,623,076      0.00%    0.50% to 1.40%   -3.24% to -1.89%
          2014                           360,189    14.96 to 41.42       $7,392,341      0.00%    0.50% to 1.40%   -8.54% to -7.26%
          2013                           372,391    16.14 to 45.06       $8,942,758      0.00%    0.50% to 1.40%   39.57% to 41.52%

    Research Series
          2017                           236,086    21.75 to 30.26       $5,493,803      1.31%    0.10% to 1.40%   21.67% to 23.37%
          2016                           219,656    17.68 to 24.75       $4,112,564      0.78%    0.10% to 1.40%    7.23% to 8.74%
          2015                           239,386    16.30 to 22.97       $4,145,789      0.75%    0.50% to 1.40%    -0.59% to 0.80%
          2014                           250,249    16.21 to 22.99       $4,321,487      0.83%    0.50% to 1.40%    8.68% to 10.20%
          2013                           267,345    14.75 to 21.05       $4,236,797      0.33%    0.50% to 1.40%   30.46% to 32.28%

    Total Return Series
          2017                            23,486    15.18 to 18.51         $414,937      2.26%    0.10% to 1.40%   10.75% to 12.30%
          2016                            25,572    13.71 to 16.50         $397,072      2.95%    0.10% to 1.40%    7.59% to 9.09%
          2015                            20,379    12.74 to 15.14         $292,308      2.48%    0.50% to 1.40%   -1.75% to -0.37%
          2014                            19,344    12.97 to 15.21         $281,819      1.97%    0.50% to 1.40%    7.00% to 8.50%
          2013                            20,388    12.12 to 14.03         $269,262      1.85%    0.50% to 1.40%   17.40% to 19.05%

    Utilities Series
          2017                           229,157    15.58 to 19.86       $3,993,140      4.38%    0.10% to 1.40%   13.25% to 14.83%
          2016                           244,846    13.76 to 17.31       $3,671,962      3.97%    0.10% to 1.40%    9.93% to 11.47%
          2015                           273,084    12.51 to 15.54       $3,648,484      4.35%    0.50% to 1.40%  -15.70% to -14.52%
          2014                           281,559    14.84 to 18.20       $4,416,326      2.14%    0.50% to 1.40%   11.18% to 12.73%
          2013                           262,762    13.35 to 16.16       $3,649,871      2.49%    0.50% to 1.40%   18.85% to 20.52%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2017                           583,949    17.10 to 32.56      $11,768,717      1.33%    0.10% to 1.40%   11.82% to 13.38%
          2016                           608,526    15.12 to 28.97      $10,976,656      1.45%    0.10% to 1.40%   15.50% to 17.11%
          2015                           648,900    12.94 to 24.96      $10,171,037      1.21%    0.50% to 1.40%   -4.20% to -2.86%
          2014                           669,299    13.36 to 25.93      $11,058,190      0.69%    0.50% to 1.40%    6.17% to 7.65%
          2013                           659,554    12.44 to 24.30      $11,131,920      0.58%    0.50% to 1.40%   34.02% to 35.90%

    Mid-Cap Stock Portfolio
          2017                           611,612    17.91 to 47.26      $13,565,480      0.60%    0.10% to 1.40%    5.36% to 6.83%
          2016                           619,945    16.81 to 44.46      $13,743,484      0.50%    0.10% to 1.40%   14.79% to 16.39%
          2015                           625,907    14.48 to 38.39      $12,731,373      0.57%    0.50% to 1.40%   -5.12% to -3.79%
          2014                           636,045    15.08 to 40.10      $14,552,152      0.44%    0.50% to 1.40%    9.99% to 11.53%
          2013                           621,820    13.56 to 36.14      $13,966,258      0.42%    0.50% to 1.40%   28.52% to 30.32%

    International Opportunities Portfolio
          2017                           282,826    15.52 to 25.13       $5,575,222      1.17%    0.10% to 1.40%   37.30% to 39.21%
          2016                           290,675    11.18 to 18.30       $4,166,673      0.71%    0.10% to 1.40%   -5.60% to -4.28%
          2015                           339,961    11.71 to 19.39       $5,168,608      0.77%    0.50% to 1.40%    9.56% to 11.10%
          2014                           409,913    10.56 to 17.70       $5,722,050      1.32%    0.50% to 1.40%   -7.06% to -5.76%
          2013                           426,586    11.24 to 19.04       $6,379,301      1.89%    0.50% to 1.40%   29.88% to 31.70%

    Calibrated Dividend Growth Portfolio
          2017                           224,860    18.50 to 23.21       $4,807,032      2.65%    0.10% to 1.40%   17.48% to 19.12%
          2016                            55,475    15.74 to 19.49         $979,866      2.49%    0.10% to 1.40%   13.51% to 15.10%
          2015                            18,027    13.87 to 16.93         $275,463      1.62%    0.50% to 1.40%   -3.48% to -2.13%
          2014                            22,398    14.37 to 17.30         $351,320      1.84%    0.50% to 1.40%   10.00% to 11.54%
          2013                            20,113    13.06 to 15.51         $281,502      2.20%    0.50% to 1.40%   26.16% to 27.93%

   Alger Fund
    Large Cap Growth Portfolio
          2017                           598,541    15.91 to 24.09      $12,244,222      0.00%    0.10% to 1.40%   26.70% to 28.46%
          2016                           700,653    12.50 to 19.02      $10,665,459      0.00%    0.10% to 1.40%   -2.20% to -0.83%
          2015                           779,397    12.71 to 19.44      $11,449,442      0.00%    0.50% to 1.40%    0.31% to 1.72%
          2014                           887,544    12.61 to 19.38      $12,375,441      0.16%    0.50% to 1.40%    9.45% to 10.99%
          2013                           933,859    11.47 to 17.71      $11,629,562      0.79%    0.50% to 1.40%   33.22% to 35.08%

    Mid Cap Growth Portfolio
          2017                           431,664    15.31 to 22.95       $8,050,499      0.00%    0.10% to 1.40%   28.01% to 29.79%
          2016                           465,167    11.82 to 17.88       $6,750,363      0.00%    0.10% to 1.40%    -0.42% to 0.97%
          2015                           504,141    11.74 to 17.90       $7,270,258      0.00%    0.50% to 1.40%   -2.92% to -1.56%
          2014                           531,635    11.95 to 18.39       $7,810,297      0.00%    0.50% to 1.40%    6.52% to 8.01%
          2013                           576,006    11.09 to 17.22       $7,844,929      0.33%    0.50% to 1.40%   33.97% to 35.84%

    Capital Appreciation Portfolio
          2017                           540,769    22.85 to 39.26      $13,869,085      0.17%    0.10% to 1.40%   29.28% to 31.08%
          2016                           580,163    17.59 to 30.37      $11,261,073      0.18%    0.10% to 1.40%    -0.88% to 0.50%
          2015                           640,059    17.66 to 30.64      $12,209,496      0.08%    0.50% to 1.40%    4.72% to 6.19%
          2014                           673,996    16.78 to 29.25      $12,115,218      0.08%    0.50% to 1.40%   12.18% to 13.75%
          2013                           964,283    14.88 to 26.08      $15,031,430      0.42%    0.50% to 1.40%   33.32% to 35.19%

    SmallCap Growth Portfolio
          2017                           353,028    18.34 to 28.77       $7,053,395      0.00%    0.10% to 1.40%   26.96% to 28.60%
          2016                           391,232    14.37 to 22.66       $6,082,603      0.00%    0.10% to 1.40%    4.77% to 6.13%
          2015                           417,460    13.65 to 21.63       $6,062,970      0.00%    0.50% to 1.40%   -4.65% to -3.41%
          2014                           480,908    14.21 to 22.68       $7,181,911      0.00%    0.50% to 1.40%    -0.95% to 0.34%
          2013                           509,161    14.18 to 22.90       $7,580,246      0.00%    0.50% to 1.40%   32.41% to 34.13%

   Invesco Variable Insurance Funds
    Diversified Dividend Fund
          2017                           115,465    10.73 to 20.87       $1,770,663      1.67%    0.10% to 1.40%    7.08% to 8.57%
          2016                           122,534    10.02 to 19.24       $1,655,554      1.34%    0.10% to 1.40%   13.23% to 14.81%
          2015                           108,959    8.85 to 16.77        $1,298,869      1.53%    0.50% to 1.40%    0.66% to 2.07%
          2014                           265,256    8.79 to 16.45        $2,956,809      4.71%    0.50% to 1.40%   11.27% to 12.83%
          2013                           120,768    7.90 to 14.60        $1,179,261      2.39%    0.50% to 1.40%   29.23% to 31.04%

    Global Health Care Fund
          2017                            92,499    15.09 to 28.48       $2,085,811      0.38%    0.10% to 1.40%   14.23% to 15.83%
          2016                           100,377    13.06 to 24.71       $1,963,537      0.00%    0.10% to 1.40%  -12.68% to -11.46%
          2015                           148,074    14.78 to 28.05       $3,381,070      0.00%    0.50% to 1.40%    1.74% to 3.16%
          2014                           149,318    14.37 to 27.32       $3,366,909      0.00%    0.50% to 1.40%   18.02% to 19.67%
          2013                           137,917    12.04 to 22.95       $2,639,325      0.72%    0.50% to 1.40%   38.60% to 40.54%

    International Growth Fund
          2017                           437,765    12.25 to 16.71       $6,368,495      1.62%    0.10% to 1.40%   21.31% to 23.00%
          2016                           467,641    10.10 to 13.59       $5,349,802      1.39%    0.10% to 1.40%   -1.83% to -0.45%
          2015                           482,656    10.29 to 13.67       $5,513,339      1.52%    0.50% to 1.40%   -3.69% to -2.34%
          2014                           497,265    10.68 to 14.01       $5,786,221      1.60%    0.50% to 1.40%    -1.05% to 0.33%
          2013                           541,827    10.80 to 13.98       $6,259,020      1.18%    0.50% to 1.40%   17.37% to 19.01%

   VanEck Worldwide Insurance Trust
    Global Hard Assets Fund
          2017                         1,248,042    6.59 to 31.28       $11,419,699      0.00%    0.10% to 1.40%   -3.05% to -1.70%
          2016                         1,118,814    6.71 to 31.98       $11,712,375      0.39%    0.10% to 1.40%   41.73% to 43.71%
          2015                         1,047,047    4.67 to 22.36        $8,597,033      0.03%    0.50% to 1.40%  -34.37% to -33.45%
          2014                           911,490    7.01 to 33.77       $12,288,660      0.10%    0.50% to 1.40%  -20.22% to -19.10%
          2013                           874,334    8.67 to 41.96       $15,620,891      0.68%    0.50% to 1.40%    9.01% to 10.53%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2017                         1,536,574    13.01 to 18.67      $22,666,387      2.08%    0.10% to 1.40%    3.47% to 4.91%
          2016                         1,515,976    12.41 to 17.88      $22,232,643      2.12%    0.10% to 1.40%    1.26% to 2.68%
          2015                         1,608,241    12.10 to 17.50      $23,959,878      4.85%    0.50% to 1.40%    -0.94% to 0.45%
          2014                         1,833,519    12.06 to 17.51      $27,698,480      2.28%    0.50% to 1.40%    2.84% to 4.28%
          2013                         1,848,934    11.57 to 16.88      $27,573,858      2.31%    0.50% to 1.40%   -3.32% to -1.96%

    Low Duration Portfolio
          2017                           151,361    11.33 to 14.18       $1,911,046      1.34%    0.10% to 1.40%    -0.05% to 1.25%
          2016                           159,599    11.19 to 14.06       $1,990,777      1.49%    0.10% to 1.40%    0.01% to 1.30%
          2015                           165,358    11.05 to 13.94       $2,039,993      3.42%    0.50% to 1.40%    -1.07% to 0.21%
          2014                           173,672    11.03 to 13.96       $2,141,407      1.13%    0.50% to 1.40%    -0.54% to 0.75%
          2013                           165,147    10.94 to 13.91       $2,229,269      1.45%    0.50% to 1.40%   -1.51% to -0.23%

    High Yield Portfolio
          2017                           140,046    16.16 to 24.56       $2,424,817      5.10%    0.10% to 1.40%    5.14% to 6.61%
          2016                           154,412    15.17 to 23.15       $2,578,882      5.64%    0.10% to 1.40%   10.89% to 12.45%
          2015                           160,653    13.51 to 20.69       $2,481,870      5.95%    0.50% to 1.40%   -3.00% to -1.64%
          2014                           172,402    13.75 to 21.14       $2,855,871      7.10%    0.50% to 1.40%    1.91% to 3.34%
          2013                           161,730    13.31 to 20.56       $2,891,330      5.70%    0.50% to 1.40%    4.27% to 5.73%

    Real Return Portfolio
          2017                           300,080    12.44 to 17.47       $4,098,999      2.40%    0.10% to 1.40%    2.23% to 3.65%
          2016                           316,645    12.01 to 16.94       $4,204,982      2.30%    0.10% to 1.40%    3.74% to 5.19%
          2015                           334,542    11.43 to 16.18       $4,288,980      3.88%    0.50% to 1.40%   -4.05% to -2.70%
          2014                           398,017    11.76 to 16.72       $5,265,101      1.49%    0.50% to 1.40%    1.67% to 3.09%
          2013                           355,778    11.42 to 16.30       $5,317,953      1.66%    0.50% to 1.40%   -10.47% to -9.22%

   Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund
          2017                           206,110    17.24 to 25.50       $4,633,018      0.53%    0.10% to 1.40%   10.03% to 11.57%
          2016                           248,690    15.66 to 22.86       $4,620,126      1.16%    0.10% to 1.40%   21.50% to 23.20%
          2015                           258,324    12.89 to 18.56       $3,706,012      0.23%    0.50% to 1.40%   -3.48% to -2.13%
          2014                           429,605    13.36 to 18.96       $6,412,501      0.46%    0.50% to 1.40%    5.45% to 6.93%
          2013                           352,009    12.67 to 17.73       $4,859,411      1.10%    0.50% to 1.40%   33.75% to 35.62%

    Large Cap Value Fund
          2017                           272,620    13.51 to 19.99       $4,505,126      1.71%    0.10% to 1.40%    8.34% to 9.85%
          2016                           286,286    12.47 to 18.22       $4,077,160      1.96%    0.10% to 1.40%   10.04% to 11.58%
          2015                           356,145    11.33 to 16.34       $4,502,820      1.43%    0.50% to 1.40%   -5.73% to -4.41%
          2014                           378,267    12.02 to 17.11       $5,000,736      1.48%    0.50% to 1.40%   11.38% to 12.94%
          2013                           368,274    10.79 to 15.17       $4,290,100      1.23%    0.50% to 1.40%   31.39% to 33.23%

   Neuberger Berman Advisors Management Trust
    AMT Mid Cap Intrinsic Value Portfolio
          2017                           104,327    18.71 to 22.54       $2,262,094      0.82%    0.10% to 1.40%   15.13% to 16.74%
          2016                           106,663    16.25 to 19.33       $1,957,079      0.87%    0.10% to 1.40%   14.56% to 16.17%
          2015                           101,837    14.19 to 16.65       $1,554,712      0.91%    0.50% to 1.40%   -9.60% to -8.34%
          2014                            58,265    15.69 to 18.19         $988,114      1.39%    0.50% to 1.40%   12.26% to 13.84%
          2013                            59,184    13.98 to 15.99         $883,314      1.36%    0.50% to 1.40%   35.16% to 37.05%

   Profunds VP
    Japan
          2017                            13,842    8.57 to 17.23          $160,147      0.00%    0.10% to 1.40%   16.82% to 18.45%
          2016                            15,853    7.33 to 14.56          $144,989      0.00%    0.10% to 1.40%    -0.97% to 0.41%
          2015                            36,274    7.41 to 14.52          $337,396      0.00%    0.50% to 1.40%    4.35% to 5.81%
          2014                             7,137    7.10 to 13.73           $62,325      0.00%    0.50% to 1.40%    1.80% to 3.23%
          2013                            43,834    6.97 to 13.32          $381,607      0.00%    0.50% to 1.40%   46.19% to 48.24%

    Oil & Gas
          2017                           175,119    7.40 to 11.88        $1,562,707      1.16%    0.10% to 1.40%   -4.51% to -3.17%
          2016                           179,734    7.64 to 12.28        $1,664,181      1.42%    0.10% to 1.40%   22.47% to 24.18%
          2015                           179,268     6.15 to 9.90        $1,343,444      0.70%    0.50% to 1.40%  -24.43% to -23.37%
          2014                           164,527    8.03 to 12.93        $1,614,935      0.45%    0.50% to 1.40%  -12.10% to -10.87%
          2013                           185,754    9.01 to 14.52        $2,033,895      0.44%    0.50% to 1.40%   22.36% to 24.07%

    Small-Cap Value
          2017                            50,356    15.88 to 21.93       $1,059,362      0.02%    0.10% to 1.40%    8.20% to 9.71%
          2016                            54,356    14.68 to 19.99       $1,009,227      0.00%    0.10% to 1.40%   27.00% to 28.77%
          2015                           207,990    11.56 to 15.52       $2,861,854      0.00%    0.50% to 1.40%   -9.54% to -8.28%
          2014                            63,434    12.77 to 16.92         $983,924      0.00%    0.50% to 1.40%    4.35% to 5.81%
          2013                            64,660    12.24 to 15.99         $944,392      0.19%    0.50% to 1.40%   35.77% to 37.67%

    Ultra Mid-Cap
          2017                            91,767    21.45 to 41.20       $2,744,697      0.00%    0.10% to 1.40%   27.08% to 28.86%
          2016                            95,808    16.88 to 32.01       $2,078,446      0.00%    0.10% to 1.40%   36.01% to 37.91%
          2015                            88,680    12.41 to 23.23       $1,401,205      0.00%    0.50% to 1.40%   -10.40% to -9.15%
          2014                           100,252    13.85 to 25.60       $1,668,613      0.00%    0.50% to 1.40%   13.75% to 15.34%
          2013                           124,208    12.18 to 22.21       $1,782,769      0.00%    0.50% to 1.40%   68.26% to 70.61%

   Vanguard Variable Insurance Funds
    Balanced
          2017                           122,633    18.14 to 20.73       $2,470,286      2.33%    0.10% to 1.40%   13.14% to 14.72%
          2016                           121,149    16.03 to 18.07       $2,131,198      2.46%    0.10% to 1.40%    9.48% to 11.01%
          2015                           122,186    14.64 to 16.28       $1,942,285      2.39%    0.50% to 1.40%    -1.29% to 0.09%
          2014                           115,137    14.83 to 16.26       $1,827,530      2.10%    0.50% to 1.40%    8.33% to 9.84%
          2013                            98,581    13.69 to 14.81       $1,415,343      2.41%    0.50% to 1.40%   18.23% to 19.88%

    Total Bond Market Index
          2017                            66,251    12.59 to 14.39         $892,070      2.28%    0.10% to 1.40%    2.06% to 3.48%
          2016                            55,985    12.27 to 13.91         $743,204      3.45%    0.10% to 1.40%    1.06% to 2.47%
          2015                            89,370    11.99 to 13.57       $1,145,152      1.52%    0.50% to 1.40%    -1.05% to 0.33%
          2014                            45,753    11.96 to 13.53         $600,294      3.07%    0.50% to 1.40%    4.43% to 5.89%
          2013                            73,857    11.31 to 12.78         $909,745      2.52%    0.50% to 1.40%   -3.64% to -2.29%

    High Yield Bond
          2017                            33,100    16.32 to 18.66         $585,681      4.63%    0.10% to 1.40%    5.53% to 7.00%
          2016                            28,790    15.43 to 17.43         $479,410      4.80%    0.10% to 1.40%    9.82% to 11.35%
          2015                            26,799    13.87 to 15.66         $398,724      5.55%    0.50% to 1.40%   -2.94% to -1.58%
          2014                            26,943    14.11 to 15.95         $412,608      5.11%    0.50% to 1.40%    2.96% to 4.40%
          2013                            24,298    13.52 to 15.32         $359,083      5.66%    0.50% to 1.40%    2.91% to 4.35%

    International
          2017                         1,065,015    13.87 to 19.53      $17,535,505      1.17%    0.10% to 1.40%   40.71% to 42.67%
          2016                         1,291,856    9.86 to 13.70       $14,654,508      1.45%    0.10% to 1.40%    0.47% to 1.88%
          2015                         1,393,704    9.81 to 13.47       $15,226,326      1.92%    0.50% to 1.40%   -2.14% to -0.77%
          2014                         1,383,667    10.03 to 13.58      $15,114,260      1.48%    0.50% to 1.40%   -7.35% to -6.05%
          2013                         1,342,067    10.82 to 14.47      $15,468,367      1.31%    0.50% to 1.40%   21.55% to 23.26%

    Mid-Cap Index
          2017                           424,509    20.59 to 24.69       $9,931,902      1.17%    0.10% to 1.40%   17.44% to 19.08%
          2016                           432,579    17.53 to 20.75       $8,441,188      1.36%    0.10% to 1.40%    9.58% to 11.11%
          2015                           464,136    16.00 to 18.70       $8,069,430      1.25%    0.50% to 1.40%   -2.80% to -1.43%
          2014                           513,643    16.46 to 18.99       $9,033,908      0.90%    0.50% to 1.40%   12.03% to 13.59%
          2013                           585,406    14.69 to 16.73       $9,087,107      1.16%    0.50% to 1.40%   33.07% to 34.93%

    REIT Index
          2017                           188,438    16.78 to 20.30       $3,621,234      2.44%    0.10% to 1.40%    3.33% to 4.78%
          2016                           229,154    16.24 to 19.39       $4,155,027      2.60%    0.10% to 1.40%    6.86% to 8.36%
          2015                           268,395    15.20 to 17.92       $4,461,783      1.86%    0.50% to 1.40%    0.81% to 2.22%
          2014                           283,977    15.08 to 17.54       $4,609,139      3.19%    0.50% to 1.40%   28.31% to 30.11%
          2013                           215,439    11.75 to 13.50       $2,675,184      1.82%    0.50% to 1.40%    0.92% to 2.33%

    Small Company Growth
          2017                           300,483    26.19 to 29.93       $8,499,376      0.47%    0.10% to 1.40%   21.76% to 23.46%
          2016                           334,295    21.48 to 24.25       $7,667,108      0.35%    0.10% to 1.40%   13.35% to 14.94%
          2015                           353,213    18.74 to 21.10       $7,069,134      0.38%    0.50% to 1.40%   -4.10% to -2.75%
          2014                           372,611    19.32 to 21.69       $7,702,293      0.28%    0.50% to 1.40%    1.95% to 3.38%
          2013                           360,684    18.73 to 20.98       $7,262,762      0.64%    0.50% to 1.40%   44.52% to 46.54%

    Short Term Investment Grade
          2017                            53,018    11.62 to 13.28         $656,017      1.77%    0.10% to 1.40%    0.69% to 2.09%
          2016                            43,814    11.54 to 13.01         $541,942      4.05%    0.10% to 1.40%    1.30% to 2.72%
          2015                           182,495    11.29 to 12.66       $2,091,216      1.81%    0.50% to 1.40%    -0.27% to 1.12%
          2014                           174,124    11.18 to 12.52       $1,967,860      1.62%    0.50% to 1.40%    0.35% to 1.76%
          2013                           165,047    11.00 to 12.31       $1,830,073      2.06%    0.50% to 1.40%    -0.32% to 1.08%

    Total Stock Market Index
          2017                           153,822    20.55 to 25.39       $3,577,288      1.80%    0.10% to 1.40%   19.30% to 20.97%
          2016                           125,331    17.23 to 21.01       $2,385,160      1.36%    0.10% to 1.40%   11.00% to 12.56%
          2015                           115,230    15.52 to 18.68       $1,939,045      1.38%    0.50% to 1.40%    -1.02% to 0.37%
          2014                           108,902    15.68 to 18.63       $1,827,770      1.33%    0.50% to 1.40%   10.74% to 12.29%
          2013                           103,174    14.16 to 16.61       $1,538,547      1.37%    0.50% to 1.40%   31.44% to 33.28%

        *   The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets.  This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income is affected by the timing of the declaration of dividends.

        **  The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

6.      Diversification Requirements

        Under the provisions of Section 817(h) of the Internal Revenue Code, as
        amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the "adequately diversified"
        requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

        The Internal Revenue Service has issued regulations under Section 817(h) of the
        Code.  Midland National Life believes, based on assurances from the Funds, that the Separate Account satisfies the current requirements of the regulations.

PART C

OTHER INFORMATION

Item 26.     Exhibits

(a)   Board of Directors Resolutions.

      Resolution of the Board of Directors of Midland National Life establishing the Separate Account A (2)

(b)   Custodian Agreements.  Not Applicable

(c)   Underwriting Contracts.

(1)   Principal Underwriting Agreement (8)

(2)   Form of Selling Agreement (8)

(3)   Form of Commission Schedule (8)

(d)   Contracts.

        Policy (16)

(e)   Applications.

               Application Form. (5)

(f)    Depositor’s Certificate of Incorporation and By-Laws.

(1)   Articles of Incorporation of Midland National Life. (2)

(2)   By-Laws of Midland National Life. (2)

(g)    Reinsurance Contracts.

Draft of Reinsurance Contract (8)

(h)   Participation Agreements.

1.   (a)     Participation Agreements between Midland National Life Insurance Company and  Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

      (b)     Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (1)

      (c)     Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund III. (2)

      (d)     Participation Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc. (1)

      (e)     Participation Agreement between Midland National Life Insurance Company and  Lord Abbett Series Funds, Inc. (3)

      (f)      Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (4)

      (g)     Participation Agreement between Midland National Life Insurance Company and  Massachusetts Financial Variable Insurance Trusts. (3)

      (h)     Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (6)

      (i)      Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III. (6)

      (j)      Participation Agreement between Midland National Life Insurance Company and Van Eck Global Worldwide Insurance Trust. (7)

      (k)     Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (8)

      (l)      Participation Agreement between Midland National Life Insurance Company and AIM Distributors, Inc. (12)

      (m)    Participation Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust. (10)

      (n)     Participation Agreement between Midland National Life Insurance Company and PIMCO Advisors VIT. (10)

      (o)     Participation Agreement between Midland National Life Insurance Company and Neuberger Berman Advisers Management Trust. (10)

      (p)     Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust. (11)

(q)     Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust. (12)

(r)      Amendment to Participation Agreement between Midland National Life Insurance Company and Premier VIT (formerly PIMCO Advisors VIT) and Allianz Global Investors Distributors LLC. (13)

(s)      Participation Agreement between Midland National Life Insurance Company and ProFund Advisors, LLC. (14)

(t)         Amendment to Participation Agreement for ProFund Advisors, LLC. (17)

(u)       Participation Agreement between Midland National Life Insurance Company and Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation. (17)

(v)       Amendment to, Novation Agreement, Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (18)

(w)      Amendment to, Novation Agreement, Participation Agreement between Midland National Life Insurance Company and Allianz Global Investors Distributors LLC (“AGID”). (19)

(x)       Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust. (19)

(y)       Amendment to Participation Agreement between Midland National Life Insurance Company and Invesco Aim Distributors, Inc. (19)

(z)        Amendment to the Participation Agreement between Midland National Life Insurance Company, The Alger American Portfolios (formerly The Alger American Funds) and Fred Alger & Company, Incorporated. (20)

(aa)     Amendment to the Participation Agreement between Midland National Life Insurance Company,  Invesco Distributors, Inc. (formerly known as AIM Distributors, Inc. and Invesco Aim Distributors, Inc.) and AIM Variable Insurance Funds (20)

(bb)    Amendment to the Participation Agreement between Midland National Life Insurance Company,  American Century Investment Services, Inc. and American Century Investment Management, Inc. (20)

(cc)     Amendment to the Participation Agreement between Midland National Life Insurance Company,  Calvert Variable Series, Inc. and Calvert Investment Management, Inc. (20)

(dd)    Summary Prospectus Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation (20)

(ee)     Amendment to the Participation Agreement between Midland National Life Insurance Company,  Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (20)

(ff)      Amendment to the Participation Agreement between Midland National Life Insurance Company and Janus Aspen Series (20)

(gg)    Amendment to the Participation Agreement between Midland National Life Insurance Company, ProFunds, Access One Trust and ProFunds Advisors LLC (20)

 (i)   Administrative Contracts. Not Applicable.

(j)    Other Material Contracts.

(a)        AIM Fund Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between Midland National Life Insurance Company and A I M Investment Services, Inc.   (15)

(b)       Rule 22c-2 Agreement between Midland National Life Insurance Company and Fred Alger & Company, Inc.   (15)

(c)        Shareholder Information Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc.   (15)

(d)       SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation.   (15)

(e)        Variable Annuity Shareholder Information Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust.  (15)

(f)         Rule 22c-2 Agreement between Midland National and Lord Abbett Distributor LLC.  (15)

(g)       Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc.  (15)

(h)       Rule 22c-2 Shareholder Information Access Agreement between Midland National and Neuberger Berman Management Inc.  (15)

(i)         Rule 22c-2 Amendment to Participation Agreement between Midland National and Allianz Global Investors Distributors, Inc., principal underwriters for Premier VIT and PIMCO Variable Insurance Trust.  (15)

(j)         Shareholder Information Agreement between Midland National and Van Eck Securities Corporation.  (15)

(k)   Legal Opinion.

               (1) Opinion and Consent (21)

                (2) Power of Attorney (21)

(l)    Actuarial Opinion (21)

(m)  Calculation of Illustrations. (9)

(n)   Other Opinions.

(1)   Consent of Eversheds-Sutherland (US) LLP (21)

(2)   Consent of Independent Registered Public Accounting Firm (21)

(o)   Omitted Financial Statements.  Not Applicable.

(p)   Initial Capital Agreements.  Not Applicable.

(q)   Redeemability Exemption.  Memorandum describing Midland National Life’s issuance, transfer and redemption procedures for the Policy. (21)

__________

(1)       Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April

           23, 1997 (File No. 333-14061)

(2)       Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on

           April 28, 1998 (File No. 333-14061)

(3)       Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on

           April 29, 1999 (File No. 333-14061)

(4)       Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on

           August 31, 1999 (File No. 333-80975)

(5)      Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on

           February 17, 2000 (File No. 333-14061)

(6)      Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on

           February 15, 2001 (File No. 333-14061)

(7)       Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File No. 333-71800)

(8)       Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 30, 2003 (File No. 333-14061)

(9)       Incorporated herein by reference to Post-Effective Amendment No. 13 for Form N-6 on April 29, 2004 (File No. 333-14061)

(10)     Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File 3 No. 33-108437)

(11)     Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004 (File No. 333-108437)

(12)     Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006 (File No. 333-58300)

(13)     Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 26, 2007 (File No. 333-58300)

(14)       Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 28, 2006 (File No. 333-128910)

(15)       Incorporated herein by reference to Post-Effective Amendment No. 12 for Form N-6 on April 28, 2008 (File No. 333-58300)

(16)       Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-6 on January 21, 2009 (File No. 333-153825)

(17)       Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-6 on April 29, 2009 (File No. 333-148111)

(18)       Incorporated herein by reference to Post-Effective Amendment No. 18 for Form N-4 on April 29, 2010 (File No. 333-71800)

(19)       Incorporated herein by reference to Post-Effective Amendment No. 19 for Form N-4 on April 27, 2011 (File No. 333-71800)

(20)       Incorporated herein by reference to Post-Effective Amendment No. 8 for Form N-6 on April 26, 2013 (File No. 333-148824)

 (21)    Filed herewith

(22)     To be filed by amendment

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address[1]	Position and Offices with Depositor
Esfandyar E. Dinshaw..................................	Chairman of the Board & Chief Executive Officer
Steven C. Palmitier[3].....................................	President and Chief Operating Officer – Director
Darron K. Ash.............................................	Director
Willard Bunn, III.........................................	Director
James Roderick Clark	Director
Thomas Corcoran........................................	Director
William D. Heinz.........................................	Director
Heather Kreager...........................................	Director
Michael M. Masterson..................................	Director
James Parker...............................................	Director
Robert R. TeKolste......................................	President - Annuity Division
William L. Lowe[4]........................................	President - Sammons Institutional Group
Rebecca L. Luloff[2].......................................	President - Shared Services
Anne Cooper...............................................	Senior Vice President and Chief Human Resources Officer
Brian Hansen[3]..............................................	Senior Vice President, General Counsel & Secretary
Donald T. Lyons..........................................	Senior Vice President
Timothy A. Reuer[2].......................................	Senior Vice President & Corporate Actuary
David Shaw.................................................	Senior Vice President & Chief Information Officer
Stacy Bagby................................................	Vice President – Sales & Compliance Administration-SIG: Chief Compliance Officer of SEC Rule 38a-1
Daniel M. Kiefer..........................................	Vice President, Chief Financial Officer & Treasurer
Melissa Scheuerman[4]...................................	Vice President - Business & Sales Development
Brent A. Mardis...........................................	Vice President, Chief Risk Officer
Jeannie Iannello[2]..........................................	Vice President - Life New Business & Underwriting
Teri L. Ross.................................................	Vice President, Annuity New Business & Agency Services
Kirk P. Evans[4].............................................	Vice President, Product Actuary & Risk Management
Jeremy A. Bill[2]............................................	Vice President - Life Product Development
Gerald R. Blair[3]...........................................	Vice President, Chief Distribution and Sales Officer
Gregory J. Bonzagni[4]...................................	Vice President – National Sales
Cyndi Hall...................................................	Vice President – Chief Compliance Officer
Nicholas Nelson...........................................	Vice President – Administration
Daniel Edsen...............................................	Vice President – Finance Reporting
Brett Agnew................................................	Vice President and Associate General Counsel - Securities & Corporate Services
Kathleen Bartling[2]........................................	Associate Vice President – Marketing
Michael P. Hagan........................................	Associate Vice President – Anti-Money Laundering & Financial Crimes Officer
Theresa B. Kuiper[2].......................................	Associate Vice President – Treasury Operations
Randy D. Shaull[2].........................................	Associate Vice President & Actuary
John Robbins[2]..............................................	Associate Vice President – Life & Variable Services
Jill Williams[3]...............................................	Associate Vice President – Market Conduct & Compliance Assessment
Seth Nailor..................................................	Associate Vice President – Customer Service & Claims

1Unless noted otherwise, the principal business address for each officer and director is 4350 Westown Parkway, West Des Moines, IA 50266

2One Sammons Plaza, Sioux Falls, SD 57193-9991

3525 W. Van Buren, Chicago, IL 60607

44546 Corporate Drive, Suite 100, West Des Moines, IA 50266

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc.  The Registrant is a segregated asset account of Midland.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).   Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2017, are:

Name	Jurisdiction	Percent Of Voting Securities Owned
1888 Fund, Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
1900 Capital Inc	DE	100% by Compatriot Capital, Inc.
5180 CLO LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
5180-2 CLO LP	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
AAFT-MSN entities	DE	100% by AAFT-MSN Holdco entities
AAFT-MSN Holdco entities	DE	100% by Acsal Holdco LLC
AAFT-MSN Lender LLC entities	DE	100% by Guggenheim Corporate Funding, LLC
AA-JL Plano 822, LLC	DE	100% by Retail Investors III, LLC
AC Storage, LLC	DE	100% by GC Deferred Compensation I, LLC
Accretive Asset Management LLC	WA	100% by Guggenheim Partners Investment Management Holdings, LLC
ACEI Holdco, LLC	DE	100% by GPFT Holdco, LLC
Acsal Holdco LLC	DE	80.6% by SAILS-3, LLC
AECORN, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
AFSP Fund I Partners, LLC	DE	53.6% by Compatriot Capital, Inc.
Aircraft Mgmt. Company, LLC	DE	100% by GPFT Holdco, LLC
Albion at Evanston, LLC	DE	100% by Albion Residential LLC
Albion at Oak Park, LLC	DE	100% by Albion Residential LLC
Albion Columbus 1, LLC	DE	100% by Albion Residential LLC
Albion Columbus Investors 1, LLC	DE	20% by Albion Columbus 1, LLC
Albion Residential LLC	DE	100% by Village Green Consolidated LLC
Albion WM 1, LLC	DE	100% by Albion Columbus Investors 1, LLC
AMC Investor Holdings LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Anchorage G Holdings, LLC	AK	100% by Guggenheim Life and Annuity Company
Apex Midway Wind, LLC	DE	100% by SRE Apex Midway Member LLC
ASG Mortgage Investors, LLC	DE	35.3% by 1900 Capital Inc
Asheville Resolution Corporation	DE	100% by Consolidated Investment Services, Inc.
Asset Consulting Group, LLC	DE	100% by GWM Holdco, LLC
AT Funding Note Issuer, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Aureus Group, LLC	DE	29.9% by Compatriot Capital, Inc.
Bandera Strategic credit Partners II, L.P.	DE	(No Ownership) Management by GPIM Holdings VII, LLC
Bennington Stark Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Beulah Belle Grazing Association, LLC	WY	100% by Pathfinder Dumbell Ranch, LLC
BFC Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Bingham CDO L.P.	CYM	(No Ownership) Management by GIM GP Ltd.
Biscay GSTF III, LLC	DE	100% by GLAC Holdings, LLC
Blanford Capital Company #1, LLC	CYM	100% by GIFMS Capital Company, LLC
Blue Fish Farms, Inc.	DE	100% by Sammons Infrastructure, Inc.
Bound Brook Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Briggs Construction Equipment, Inc.	DE	100% by Consolidated Investment Services, Inc.
Briggs Equipment Mexico, Inc.	DE	100% by Briggs Equipment, Inc.
Briggs Equipment UK Limited	GBR	100% by Briggs UK Holdings, Inc.
Briggs Equipment, Inc.	DE	100% by Briggs International, Inc.
Briggs Equipment, S.A. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% by Briggs Equipment Mexico, Inc.
Briggs International, Inc.	DE	100% by Consolidated Investment Services, Inc.
Briggs UK Holdings, Inc.	DE	100% by Consolidated Investment Services, Inc.
Cainhoy Land & Timber, LLC	DE	65.5% by GC Parent Holdings, LLC
Carco Services, LLC	DE	100% by Guggenheim Services, LLC
CardCash Holdings, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
CCE Funding LLC	DE	100% by Compatriot Capital, Inc.
CCI Historic, Inc.	DE	100% by Compatriot Capital, Inc.
CCI/HTC, Inc.	DE	100% by CCI Historic, Inc.
Cedar Springs (Cayman) Ltd.	CYM	100% by Cedar Springs Capital Company, LLC
Cedar Springs Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Channel Capital Group Holdings, LLC	DE	38.3% by Nominee Holding Company, LLC
Channel Capital Group LLC	DE	100% by Channel Capital Group Holdings, LLC
Chelsea Creek Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Clear Spring Life Insurance Company	TX	100% by Guggenheim Life and Annuity Company
Clemina Hydro Power GP Ltd.	BC	100% by SRE Hydro Canada Corp
Clemina Hydro Power LP	BC	99% by SRE Hydro Canada Corp 0.01% by Clemina Hydro Power GP Ltd.
Cohen Financial Services (DE), LLC	DE	100% by Pillar Financial, LLC
Collectibles Antiquities Company, LLC	DE	100% by GC Deferred Compensation I, LLC
Columbia Mountains Power GP Ltd.	BC	100% by SRE Hydro Canada Corp
Columbia Mountains Power LP	BC	99% by SRE Hydro Canada Corp 0.01% by Columbia Mountains Power GP Ltd.
Community Investments, Inc.	DE	100% by Consolidated Investment Services, Inc.
Compatriot Capital, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Concord Minutemen Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Consolidated Investment Services, Inc.	NV	100% by Sammons Enterprises, Inc.
Controladora Briggs de Mexico, S. de R.L. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% by Briggs Equipment Mexico, Inc.
Conway Capital, LLC	DE	50% by Guggenheim Life and Annuity Company
Copper River CLO Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Corio Funding, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Corio RR Finance Co., LLC	DE	100% by Corio RR Funding, LLC
Corio RR Funding, LLC	DE	100% by Corio Funding, LLC
Corporate Funding V, LLC	DE	100% by GPFT Holdco, LLC
Corporate Funding VI, LLC	DE	100% by GPFT Holdco, LLC
CP Aureus FSP, LP	DE	49.5% by AFSP Fund I Partners, LLC
Crown Point Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
CS/Federal Drive AB LLC	DE	100% by CS/Federal Drive LLC
CS/Federal Drive LLC	DE	100% by and Management by CWNLT Federal Drive LLC
CSCN, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
CWNLT Federal Drive LLC	DE	100% by Guggenheim Real Estate Investment Trust
DBI/ASG Advisors, LP	DE	14% by ASG Mortgage Investors, LLC
DBI/ASG Mortgage Acquisition Fund I, LP	DE	55.4% by 1900 Capital Inc
DC Solutions LLC	DE	100% by Sammons CAES Holdings, LLC
DLPG II Executive, LLC	DE	(No Ownership) Management by DLPG II, LLC
DLPG II, LLC	DE	100% by DLPG, LLC
DLPG, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
DS Energy Storage Systems LLC	DE	50% by Sammons Energy Storage Holdings LLC
E2M Fund II Holdco, LP	DE	47.8% by Compatriot Capital, Inc. 25% by E2M General Partner II, LLC
E2M General Partner II, LLC	DE	17.4% by Compatriot Capital, Inc.
E2M General Partner III, LLC	DE	30% by Compatriot Capital, Inc.
E2M Grapevine II, LLC	TX	67.5% by Compatriot Capital, Inc. Management by E2M/CCI Grapevine II Holdings, LLC
E2M Holdings, LLC	DE	30% by Compatriot Capital, Inc.
E2M Partners, LLC	DE	100% by E2M Holdings, LLC
E2M Strategic Fund (Fund A), LP	DE	80.5% by Compatriot Capital, Inc. Management by E2M General Partner III, LLC
E2M Villas at RPW, LLC	TX	99.2% by Compatriot Capital, Inc. Management by E2M/CCI Villas at RPW Holdings, LLC
E2M/CCI Grapevine II Holdings, LLC	TX	30% by Compatriot Capital, Inc.
E2M/CCI Villas at RPW Holdings, LLC	TX	30% by Compatriot Capital, Inc.
E2M/SRC Investment Company, LLC	DE	37% by Compatriot Capital, Inc. 60% by E2M Fund II Holdco, LP
Efland Funding entities	DE	100% by Elsmere Insurance Agency, LLC
Eiger Fund I, LP	DE	38.8% by Compatriot Capital, Inc.
Eiger Partners, LP	DE	10% by Compatriot Capital, Inc.
ELSL Funding entities	DE	100% by Elsmere Insurance Agency, LLC
Elsmere Insurance Agency, LLC	DE	100% by Guggenheim Life and Annuity Company
Energy Asset Holdings LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
English Hydro Power GP Ltd.	BC	100% by SRE Hydro Canada Corp
English Hydro Power LP	BC	99% by Columbia Mountains Power LP 0.01% by English Hydro Power GP Ltd.
Enterhealth, LLC	TX	21.3% by Sammons Capital, Inc.
EquiTrust Insurance Services, LLC	DE	100% by Guggenheim Insurance Services, LLC
Eventine Funding, LLC	DE	100% by Elsmere Insurance Agency, LLC
Fashion Funding, LLC	DE	100% by GLAC Holdings, LLC
FD Orange Beach 859, LLC	DE	100% by Retail Investors III, LLC
Fifth Ave GSTF II, LLC	DE	100% by GLAC Holdings, LLC
FMF Peakview LLC	DE	80% by Guggenheim Plus Leveraged LLC
Forklift Operations de Mexico, S.A. de C.V.	MEX	99% by Controladora Briggs de Mexico, S. de R.L. de C.V. 1% Briggs Equipment Mexico, Inc.
Forrestal Portfolios, LLC	DE	100% by Moore's Creek Capital Corporation
Fosthall Creek Power LP	BC	99% by SRE Hydro Canada Corp
Franklin Park (Cyprus) Limited	CYP	100% by GGIC IIP Holdings LP
G650 2014 Holdings, LLC	DE	100% by Guggenheim Aircraft Opportunity Master Fund, LP
GAIF II FF Feeder Fund, L.P.	DE	(No Ownership) Management by Guggenheim Aviation Services II, LLP
GAOMF S/N 20272, LLC	DE	100% by Guggenheim Aircraft Opportunity Master Fund, LP
GASG Co-Investor Fund I, LP	DE	50% by 1900 Capital Inc
GASG Operating Partners, LP	DE	87.8% by GASG Co-Investor Fund I, LP
GC Deferred Compensation I, LLC	DE	100% by Guggenheim Capital, LLC
GC Deferred Compensation Offshore, Ltd.	CYM	100% by Guggenheim Capital International, Ltd.
GC New York, LLC	DE	99.5% by GC Parent Holdings, LLC
GC Orpheus Investors, LLC	DE	13.7% by Guggenheim Partners, LLC
GC Orpheus Investors, LLC	DE	21.7% by Guggenheim Partners Investment Management Holdings, LLC
GC Parent Holdings, LLC	DE	100% by Guggenheim Capital, LLC
GC Pilar Golf Investment, LLC	DE	100% by GC Parent Holdings, LLC
GC Repo, LLC	DE	100% by Guggenheim Partners, LLC
GDCP Member, LLC	DE	100% by Guggenheim Corporate Funding, LLC
GDP-Pilara Lotes, LLC	DE	100% by GC Parent Holdings, LLC
Generation Financial Group, LLC	DE	50% by JLx3, LLC 50% by Guggenheim Partners, LLC
Generation Mortgage Company, LLC f/k/a Generation Mortgage Company	CA	100% by GFMH, LLC f/k/a Generation Financial Mortgage, LLC
GFMH, LLC f/k/a Generation Financial Mortgage, LLC	DE	99.4% by GPFT Holdco, LLC
GFP Green Inc.	CYM	100% by GGIC, Ltd.
GFP Peru Dunas Holdings, Inc.	CYM	100% by GGIC, Ltd.
GFPIC, L.P.	CYM	34.5% by GFPID, LLC
GFPID, LLC	DE	40% by GC Parent Holdings, LLC
GFS Management (Ireland) Limited	IRL	100% by Guggenheim Fund Solutions, LLC
GFS MAP (Ireland) entities	IRL	(No Ownership) Management by Guggenheim Fund Solutions, LLC
GFS MAP (U.S.) entities	DE	(No Ownership) Management by Guggenheim Fund Solutions, LLC
GGIC Greenbacker Funding Ltd.	CYM	100% by GGIC, Ltd.
GGIC IIP Holdings LP	CYM	85.7% by GGIC, Ltd. Management by GGIC IIP Holdings Ltd.
GGIC IIP Holdings Ltd.	CYM	100% by GGIC, Ltd.
GGIC KTI Holdings, Ltd.	CYM	100% by GGIC, Ltd.
GGIC Manager, LLC	DE	100% by GGIC, Ltd.
GGIC, Ltd.	CYM	100% by GFPIC, L.P.
GHW Holdco LLC	DE	66.7% by NZC Guggenheim Funds
GI Holdco II LLC	DE	100% by Guggenheim Partners, LLC
GI Holdco II Sub LLC	DE	100% by GI Holdco II LLC
GI Holdco LLC	DE	100% by GI Holdco II LLC
GIA Europe Holdings, Ltd.	CYM	100% by GWM Holdco, LLC
GIFM Holdings Trust	DE	100% by GIFS Capital Company, LLC
GIFMS Capital Company, LLC	CYM	99.5% by Relationship Funding Company, LLC
GIFS Capital Company, LLC	CYM	100% by Relationship Funding Company, LLC
Gila Bend Power Partners, LLC	DE	50% by Sammons Power Development, Inc.
GIM GP Ltd.	CYM	100% by Guggenheim Partners Investment Management, LLC
GIS Administrative Services, LLC	DE	100% by Guggenheim Insurance Services, LLC
GLAC GBM Investco, LLC	DE	100% by Guggenheim Life and Annuity Company
GLAC Holdings, LLC	DE	100% by GPFT Holdco, LLC
GLAC Investment Holdings II, LLC	DE	100% by Guggenheim Life and Annuity Company
GLAC Investment Holdings III, LLC	DE	100% by Guggenheim Life and Annuity Company
GLAC Investment Holdings, LLC	DE	100% by Guggenheim Life and Annuity Company
GLM Securities, LLC f/k/s Guggenheim Liquid Markets, LLC	DE	100% by Links Holdings LLC
Global 6000 9568 Limited LDC	CYM	50% by GX 9568 Holdings I, LLC 50% by GX 9568 Holdings II, LLC
GM property holding companies	DE	100% by Retail Investors III, LLC
GMI GPIM, LLC	DE	100% by Guggenheim Manager, Inc.
GMI GPIMH, LLC	DE	100% by Guggenheim Manager, Inc.
GN Fund I, LLC	FL	100% by Guggenheim Nicklaus Partners, LLC
GN property holding entities	DE	100% by Guggenheim Nicklaus Partners, LLC
GNP property holding entities	DE	100% by Guggenheim-Nicklaus Fund I, Ltd.
GP Feeder Fund Management, LLC	DE	100% by GWM Holdco, LLC
GP Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
GP India Opportunities Feeder Fund, LP	CYM	(No Ownership) Management by Guggenheim Partners India GP, LLC
GPAM Holdings II, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPAM Holdings, Inc.	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
GPBLK, Inc.	DE	100% by GP Holdco, LLC
GPC Portfolio Companies	DE	(No Ownership) Management by Guggenheim Advisors, LLC
GPFT Holdco, LLC	DE	100% by GP Holdco, LLC
GPI Ventures, LLC	DE	100% by Asheville Resolution Corporation
GPIM Holdings VII, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
GPIM Holdings VIII, Ltd.	CYM	100% by Guggenheim Partners Investment Management, LLC
GPIMH Sub, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
GPM Center Court, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
GRE property holding companies	DE	80-100% by Guggenheim Plus Leveraged LLC
GRE U.S. Property Fund GP LLC	DE	100% by Guggenheim Real Estate LLC
GRE U.S. Property Fund L.P.	DE	36.9% by Guggenheim Plus II L.P. 17.2% by Guggenheim Real Estate PLUS Trust Management by GRES GP LLC
Great Bridge Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Green Lake Holdings, LLC	DE	100% by Guggenheim Life and Annuity Company
Green Lane CLO Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
GREI GP LLC	DE	100% by Guggenheim Real Estate LLC
GRES GP LLC	DE	100% by Guggenheim Trust Company LLC
GRREP Holdings, LLC	DE	100% by GC Parent Holdings, LLC
GS Gamma Advisors, LLC	DE	50% by Guggenheim Partners Investment Management Holdings, LLC
GS Gamma Investments, LLC	DE	(No Ownership) Management by GS Gamma Management, LLC
GS Gamma Management, LLC	DE	50% by Guggenheim Partners Investment Management Holdings, LLC
GSFI, LLC	DE	70% by Guggenheim Partners, LLC 30% by JLx3, LLC
GTVI Partners, LLC	DE	44.4% by Guggenheim Venture Partners, LLC
Guggenheim Advisors Funds	CYM	(No Ownership) Management by Guggenheim Advisors, LLC
Guggenheim Advisors, LLC	DE	100% by Guggenheim Alternative Asset Management, LLC
Guggenheim Aircraft Opportunity Fund, LP	DE	(No Ownership) Management by Guggenheim Aircraft Opportunity GP, LLC
Guggenheim Aircraft Opportunity GP, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Aircraft Opportunity Master Fund, LP	DE	(No Ownership) Management by Guggenheim Aircraft Opportunity GP, LLC
Guggenheim Alternative Asset Management, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Apsley Fund, L.P.	CYM	(No Ownership) Management by Guggenheim Apsley Holdings, LLC
Guggenheim Apsley Holdings, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Aviation GM Holdco, LLC	DE	100% by Guggenheim Manager, Inc.
Guggenheim Aviation GP Holdco, LLC	DE	100% by Guggenheim Partners, LLC
Guggenheim Aviation Services II, LLP	DE	39.5% by Guggenheim Aviation GP Holdco, LLC
Guggenheim Aviation Services II, Ltd.	CYM	100% by Guggenheim Capital, LLC
Guggenheim Capital International, Ltd.	CYM	100% by GC Parent Holdings, LLC
Guggenheim Capital Management (Asia) Private Limited	IND	99% by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Capital, LLC	DE	36.5% by SAGE Assets, Inc.
Guggenheim Commercial Real Estate Finance (CA), Inc.	DE	100% by Guggenheim Commercial Real Estate Finance, LLC
Guggenheim Commercial Real Estate Finance, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Concourse L.P.	DE	99.9% by Guggenheim Plus Leveraged LLC
Guggenheim Concourse GP LLC	DE	100% by Guggenheim Plus Leveraged LLC
Guggenheim Core Plus Fund, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Corporate Funding, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Corporate Opportunity Fund entities	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Credit Services, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Development Services, LLC fka Terrabyte Development, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
Guggenheim Disbursement Agent, LLC	DE	100% by Guggenheim Services, LLC
Guggenheim Energy LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Energy Opportunities Fund, LP	DE	(No Ownership) Management by Guggenheim Energy LLC
Guggenheim Fund Solutions, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Funds Distributors, LLC	DE	100% by Guggenheim Funds Services, LLC
Guggenheim Funds Investment Advisors, LLC	DE	100% by Guggenheim Funds Services, LLC
Guggenheim Funds Services, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Global Investments Public Limited Company	IRL	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Golf Properties Investor, LLC	DE	99.5% by GC Parent Holdings, LLC
Guggenheim High Yield Plus Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Holdco Sub II, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Holdco Sub, LLC	DE	100% by Guggenheim Insurance Services, LLC
Guggenheim Insurance Holdco, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Insurance Services, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
Guggenheim Investment Advisors (Europe) Limited	GBR	100% by GIA Europe Holdings, Ltd.
Guggenheim Investment Advisors, LLC	DE	100% by GWM Holdco, LLC
Guggenheim Investor Services, LLC	DE	100% by GWM Holdco, LLC
Guggenheim Investors Fund LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim KBBO Partners Limited	ARE	50% by Links Holdings LLC
Guggenheim Life 1099 Reporting Company, LLC	DE	100% by Guggenheim Life and Annuity Company
Guggenheim Life and Annuity Company	DE	100% by GLAC Holdings, LLC
Guggenheim Life Reinsurance (U.S.) Corporation	DE	100% by Guggenheim Life and Annuity Company
Guggenheim Loan Agent, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Loan Services Company, Inc.	CA	100% by Guggenheim Loan Services Company, LLC
Guggenheim Loan Services Company, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Management, LLC	DE	100% by Guggenheim Alternative Asset Management, LLC
Guggenheim Manager, Inc.	DE	100% by Guggenheim Capital, LLC
Guggenheim Mortgage Capital, LLC	DE	80% by Liberty Hampshire Holdings, LLC
Guggenheim Nicklaus Partners, LLC	DE	70% by GC Parent Holdings, LLC
Guggenheim Opportunities Investors entities	DE	100% by GC Deferred Compensation I, LLC
Guggenheim Partners Advisors, LLC	DE	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Partners Advisory Company	SD	100% by Guggenheim Partners, LLC
Guggenheim Partners Europe Limited	IRL	100% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Partners India GP, LLC	DE	33.3% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Partners India Limited (Cayman)	CYM	100% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Management, LLC	DE	100% by Guggenheim Partners India Holdings, LLC
Guggenheim Partners Investment Management Holdings, LLC	DE	99.5% by GI Holdco LLC
Guggenheim Partners Investment Management, LLC	DE	99.9% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Partners Japan, Ltd.	JPN	100% by Links Holdings LLC
Guggenheim Partners London Premises Limited	GBR	100% by Guggenheim Capital, LLC
Guggenheim Partners Mauritius I, Ltd.	MUS	100% by Guggenheim Partners India Limited (Cayman)
Guggenheim Partners Mauritius II, Ltd.	MUS	100% by Guggenheim Partners Mauritius I, Ltd.
Guggenheim Partners Opportunistic Investment Grade Securities Funds	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Guggenheim Partners, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Payroll Agent, LLC	DE	100% by Guggenheim Capital, LLC
Guggenheim Plus Acquisition LLC	DE	100% by Guggenheim Plus Leveraged LLC
Guggenheim Plus GP LLC	DE	100% by Guggenheim Real Estate LLC
Guggenheim Plus II GP, LLC	DE	100% by Guggenheim Real Estate LLC
Guggenheim Plus II L.P.	DE	(No Ownership) Management by Guggenheim Plus II GP, LLC
Guggenheim Plus L.P.	DE	(No Ownership) Management by Guggenheim Plus GP LLC
Guggenheim Plus Leveraged LLC	DE	78.8% by Guggenheim Real Estate Investment Trust 21.1% by Guggenheim Plus L.P. Management by Guggenheim Trust Company LLC
Guggenheim Premises I, LLC	DE	99.5% by Guggenheim Capital, LLC
Guggenheim Private Debt Fund 2.0 entities	DE	(No Ownership) Management by Guggenheim Private Debt Fund 2.0 Managing Member, LLC
Guggenheim Private Debt Fund 2.0 Managing Member, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Private Debt Fund Managing Member, LLC	DE	100% by Guggenheim Partners Investment Management, LLC
Guggenheim Private Debt Funds	DE	(No Ownership) Management by Guggenheim Private Debt Fund Managing Member, LLC
Guggenheim Proprietary Investor investment entities	CYM	100% by GC Deferred Compensation Offshore, Ltd.
Guggenheim Real Estate International Fund L.P.	CYM	(No Ownership) Management by GREI GP LLC
Guggenheim Real Estate Investment Trust	MA	100% by GRE U.S. Property Fund L.P. Management by Guggenheim Trust Company LLC
Guggenheim Real Estate LLC	DE	99.5% by GPFT Holdco, LLC
Guggenheim Real Estate PLUS Trust	USA	(No Ownership) Management by Guggenheim Trust Company LLC
Guggenheim Receivable Financing, LLC	DE	100% by Guggenheim Services, LLC
Guggenheim Retail Real Estate Partners, Inc.	DE	100% by GC Parent Holdings, LLC
Guggenheim Securities Credit Partners, LLC	DE	100% by Links Holdings LLC
Guggenheim Securities Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim Securities Intermediate Holdings, LLC	DE	100% by Links Holdings LLC
Guggenheim Securities International Ltd	GBR	100% by Links Holdings LLC
Guggenheim Securities, LLC	DE	100% by Links Holdings LLC
Guggenheim Services, LLC	DE	99.5% by Guggenheim Capital, LLC
Guggenheim Specialized Products, LLC	DE	100% by Security Investors, LLC
Guggenheim Technology Ventures I, L.P.	DE	(No Ownership) Management by GTVI Partners, LLC
Guggenheim Transparent Value, LLC	DE	99.5% by Guggenheim Partners Investment Management Holdings, LLC
Guggenheim Treasury Services (Europe) Limited	GBR	100% by Liberty Hampshire International Limited
Guggenheim Treasury Services Corporation (N.Y.)	DE	100% by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services International Limited	CYM	100% by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services, LLC	DE	100% by Liberty Hampshire Holdings, LLC
Guggenheim Trust Assets, LLC	DE	100% by Guggenheim Securities, LLC
Guggenheim Trust Company LLC	SD	99.5% by Guggenheim Partners, LLC
Guggenheim Venture Partners, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim-meZocliq Holdings, LLC	DE	100% by GPFT Holdco, LLC
Guggenheim-Nicklaus Fund I, Ltd.	FL	89.5% by Guggenheim Golf Properties Investor, LLC
GW Ocean, LLC	DE	50% by Guggenheim Partners Investment Management, LLC
GW Phoenix 799, LLC	DE	100% by Retail Investors III, LLC
GWM Holdco, LLC	DE	99.5% by Guggenheim Partners, LLC
GX 9568 Holdings I, LLC	DE	100% by Guggenheim Aircraft Opportunity Master Fund, LP
GX 9568 Holdings II, LLC	DE	100% by Guggenheim Aircraft Opportunity Master Fund, LP
Heelstone Energy II, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Energy III, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Energy IV, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Energy V, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Energy VI, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Energy VII, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Energy VIII, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Energy, LLC	DE	100% by SRE Utility Solar 1, LLC
Heelstone Land Holdings, LLC	DE	100% by SRE Utility Solar 1, LLC
Heights 2, LLC d/b/a WSGEV Holdings, LP	DE	100% by Compatriot Capital, Inc.
Herakles Investments, Inc.	DE	100% by Consolidated Investment Services, Inc.
Heroult Holdings LLC	DE	100% by NZC Guggenheim Funds
Hesa GSTF V, LLC	DE	100% by GLAC Holdings, LLC
IDF I and II investment entities	DE	100% by Guggenheim Life and Annuity Company
Internet Radio Funding II, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Internet Radio Funding, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
IPEX LLC	DE	100% by Generation Financial Group, LLC
IPEX Services, LLC	DE	100% by IPEX LLC
Iron Hill CLO Limited	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
I-SAIL, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Jasmine Asset Funding Limited	CYM	100% by The Liberty Hampshire Company, LLC
Java Acquisition Company property holding entities	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
JHCCI Leasing LLC	DE	100% by Compatriot Capital, Inc.
JL property holding entities	DE	100% by Retail Investors III, LLC
JLB 2728 Cedar Springs, LP	TX	30% by JLB Partners LLC 70% by Compatriot Capital, Inc.
JLB 99 West Paces Ferry LLC	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB BUILDERS LLC	TX	100% by JLB Partners LLC
JLB Center Street, LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB Chapman LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB McLean LLC	DE	39% by Compatriot Capital, Inc. 21.9% by JLB McLean Partners LP
JLB McLean Partners LP	DE	65.7% by JLB Partners LLC
JLB Partners LLC	DE	40% by Compatriot Capital, Inc.
JLB Portales Partners LLC	DE	50% by JLB Portales Partners Mgr L.P.
JLB Portales Partners Mgr L.P.	TX	23.9% by Compatriot Capital, Inc. 76.1% by JLB Partners LLC
JLB REALTY LLC	TX	100% by JLB Partners LLC
JLB RESIDENTIAL LLC	TX	100% by JLB Partners LLC
JLB Stafford Land LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLB Winhall, LP	TX	70% by Compatriot Capital, Inc. 30% by JLB Partners LLC
JLI property holding entities	DE	100% by Retail Investors III, LLC
JLx3, LLC	DE	61.1% by Guggenheim Partners, LLC
KDC Holdings, LLC	DE	50% by E2M/SRC Investment Company, LLC
Kemps Landing Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Kennecott Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Kips Bay Capital Company #1, LLC	CYM	100% by The Liberty Hampshire Company, LLC
Kips Bay Capital Company #2, LLC	CYM	100% by The Liberty Hampshire Company, LLC
Kips Bay Capital Company #3, LLC	CYM	100% by The Liberty Hampshire Company, LLC
Kips Bay Capital Company #4, LLC	CYM	100% by The Liberty Hampshire Company, LLC
Kips Bay Capital Company #5, LLC	CYM	100% by The Liberty Hampshire Company, LLC
KLD Funding, LLC	DE	100% by The Liberty Hampshire Company, LLC
Laramie Wind LLC	WY	100% by Pathfinder Renewable Wind Energy, LLC
LCLF investment entities	DE	100% by Corporate Funding V, LLC
Legacy Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Lexington Parker Capital Company, L.L.C.	DE	100% by The Liberty Hampshire Company, LLC
Liberty Hampshire Holdings, LLC	DE	99.5% by Guggenheim Capital, LLC
Links Holdings LLC	DE	99.5% by Guggenheim Partners, LLC
Links Holdings, Inc.	DE	100% by Guggenheim Partners, LLC
Lionel Investors, LLC	DE	44% by Orpheus Holdings, LLC
Longhorn Trail Ranch II, Ltd.	TX	40% by Compatriot Capital, Inc.
Magma WCFF II Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
MERLIN Series 2015 entities	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Mexcolift Servicios de Personnel, S. de R.L. de C.V.	MEX	99% by Controladora Briggs de Mexico, S. de R.L. de C.V. 1% by Briggs Equipment Mexico, Inc.
meZocliq LLC	DE	43.81% by Guggenheim-meZocliq Holdings, LLC
Midland National Life Insurance Company	IA	100% by Sammons Financial Group, Inc.
Midland National Services Corporation, LLC	DE	100% by Midland National Life Insurance Company
Minerva Funding LLC	DE	100% by Guggenheim Life and Annuity Company
Minerva Holdings LLC	DE	73.6% by Minerva Holdings Ltd. 10% by Guggenheim Corporate Funding, LLC
Minerva Holdings Ltd.	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
MNL Reinsurance Company	IA	100% by Midland National Life Insurance Company
Montacargas Yale de Mexico, S.A. de C.V.	MEX	99% by Briggs Equipment, Inc. 1% by Briggs Equipment Mexico, Inc.
Moore's Creek Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Morrow Park City Apartments LLC	DE	65.7% by VG Morrow Park Capital LLC
Morrow Park Holding LLC	DE	50% by CCI Historic, Inc.
My Financial Freedom LLC	DE	100% by Sammons Financial Group, Inc.
NC property holding entities	DE	100% by Retail Investors III, LLC
NE Lewiston 820, LLC	DE	100% by Retail Investors III, LLC
Nominee Holding Company, LLC	DE	100% by GPFT Holdco, LLC
North American Company for Life and Health Insurance	IA	100% by Sammons Financial Group, Inc.
NP&P Chicago 891, LLC	DE	100% by Retail Investors III, LLC
NZC Guggenheim Funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
NZCG Feeder 1, L.P.	CYM	(No Ownership) Management by GPIM Holdings VIII, Ltd.
NZCG Funding funds	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Optimus Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
OR property holding entities	DE	100% by Retail Investors III, LLC
Orpheus Funding, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Orpheus Holdings, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Otter, Inc.	OK	100% by Sammons Power Development, Inc.
Paragon GBM Investco, LLC	DE	100% by Paragon Life Insurance Company of Indiana
Paragon Life Insurance Company of Indiana	IN	100% by PLIC Holdings, LLC
Paris Finance I, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Paris Finance III, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Parkway Mortgage, Inc.	DE	100% by Consolidated Investment Services, Inc.
Pathfinder Bison Bend, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Buzzard Bird Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Cardwell Access Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Cardwell Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Dumbell Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Land and Ranch Management, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Miracle Mile Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Pathfinder Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Perkins Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Power Transmission LLC	WY	100% by Laramie Wind LLC
Pathfinder Renewable Wind Energy, LLC	WY	100% by DC Solutions LLC
Pathfinder Sand Creek, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Stewart Creek Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Sun Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder Two Iron Ranch, LLC	WY	100% by PR Holdings, Inc.
Pathfinder-Zephyr Wind, LLC	WY	100% by Laramie Wind LLC
Pilar Holdings, LLC	FL	88.4% by GC Pilar Golf Investment, LLC
Pilara Lotes II, LLC	DE	100% by GC Deferred Compensation I, LLC
Pillar Capital Finance, LLC	DE	100% by Pillar Financial, LLC
Pillar Financial, LLC	DE	19.6% by GPFT Holdco, LLC
Pillar Multifamily, LLC	DE	100% by Pillar Financial, LLC
PLIC Holdings, LLC	DE	100% by Guggenheim Insurance Holdco, LLC
PR Holdings, Inc.	DE	100% by Sammons Infrastructure, Inc.
Property Disposition, Inc.	DE	100% by Sammons Financial Group, Inc.
Range Energy Storage Systems LLC	WY	50% by Sammons Energy Storage Holdings LLC
RC Burleson 790, LLC	DE	100% by Retail Investors III, LLC
Relationship Funding (Cayman) Ltd.	CYM	100% by The Liberty Hampshire Company, LLC
Relationship Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
REST entities	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Retail Investors III, LLC	DE	100% by Guggenheim Life and Annuity Company Management by Stonebridge Investors III, LLC
Ridgefield Funding Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
RTF Holdings LLC	DE	68.8% by ACEI Holdco, LLC
Rydex Holdings, LLC	KS	100% by Guggenheim Partners Investment Management Holdings, LLC
Saadiyat GSTF IV, LLC	DE	100% by GLAC Holdings, LLC
Saganaw Insurance Agency, LLC	DE	100% by Guggenheim Life and Annuity Company
SAGE Assets, Inc.	DE	100% by Sammons Equity Alliance, Inc.
SAIL 4 Finance, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
SAIL 4 VFN NOTE ISSUER, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
SAIL Finance LLC	DE	100% by Guggenheim Corporate Funding, LLC
SAILES 4-0, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
SAILS-3, LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Sammons BW, Inc.	DE	100% by Sammons Distribution Holdings, Inc.
Sammons CAES Holdings, LLC	DE	100% by Sammons Infrastructure, Inc.
Sammons Capital, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Sammons Corporation	DE	100% by Consolidated Investment Services, Inc.
Sammons Distribution Holdings, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Energy Storage Holdings LLC	WY	100% by Pathfinder Renewable Wind Energy, LLC
Sammons Enterprises, Inc.	DE	100% by Sammons Enterprises, Inc. ESOT
Sammons Equity Alliance, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Financial Group, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Financial Network, LLC	DE	100% by Sammons Securities, Inc.
Sammons Infrastructure, Inc.	DE	100% by Consolidated Investment Services, Inc.
Sammons Institutional Group, Inc.	DE	100% by Sammons Financial Group, Inc.
Sammons Power Development, Inc.	DE	100% by Sammons Equity Alliance, Inc.
Sammons Renewable Energy Canada Holdings Inc.	BC	100% by SRE/Franklin Park Hydro Canada-1, LLC
Sammons Renewable Energy Holdings, Inc.	DE	100% by Sammons Infrastructure, Inc.
Sammons Securities, Inc.	DE	100% by Sammons Financial Group, Inc.
Sands Point Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Sandy Point Capital Company, LLC	DE	100% by GIFS Capital Company, LLC
Saratoga (Cayman) Ltd.	CYM	100% by GIFS Capital Company, LLC
Saratoga Springs Capital Company, LLC	DE	100% by GIFS Capital Company, LLC
Saxondale Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
SB real estate holding entities	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
SBTree, Inc.	DE	100% by Guggenheim Partners, LLC
Scottwell Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Security Investors, LLC	KS	100% by Rydex Holdings, LLC
Sentry Funding entities	DE	100% by Saganaw Insurance Agency, LLC
Serpentine Hydro Power GP Ltd.	BC	100% by SRE Hydro Canada Corp
Serpentine Hydro Power LP	BC	99% by SRE Hydro Canada Corp 0.01% by Serpentine Hydro Power GP Ltd.
Seven Sticks CLO Ltd.	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Seven Sticks, LLC	SC	100% by Cainhoy Land & Timber, LLC
SFVII GP, LLC	DE	100% by Guggenheim Fund Solutions, LLC
SGIA Funding I, LLC	DE	100% by Saganaw Insurance Agency, LLC
SGIA Funding II, LLC	DE	100% by Saganaw Insurance Agency, LLC
SIA Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Sibella Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Sifton Road Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Ski Partners II, LLC	DE	32.8% by Compatriot Capital, Inc.
Ski Partners, LLC	DE	32.7% by Compatriot Capital, Inc.
Slauson Investors LLC	DE	96% by Guggenheim Plus Leveraged LLC
SLBCA Developer LLC	DE	50% by VGH Credit LLC 50% by SLBCA Holding LLC
SLBCA Holding LLC	DE	90% by CCI/HTC, Inc. 10% by VGH Credit LLC
SLBCA Tenant LLC	DE	(No Ownership) Management by SLBCA Holding LLC
Solberg Reinsurance Company	IA	100% by Midland National Life Insurance Company
Soo Line Building City Apartments LLC	DE	85% by SLBCA Holding LLC 15% by SLBCA Tenant LLC
South Blacktree Agency, LLC	DE	100% by SBTree, Inc.
Southside Works City Apartments LLC	DE	10% by Southside Works Holding LLC
Southside Works Holding LLC	DE	50% by CCI Historic, Inc.
SP Land Company, LLC	DE	80% by Ski Partners, LLC
SRE Apex Midway HoldCo LLC	DE	100% by SRE/Franklin Park Apex Midway LLC
SRE Apex Midway Member LLC	DE	100% by SRE Apex Midway HoldCo LLC
SRE Blocker #1, Inc.	DE	100% by SRE Solar OpCo, Inc.
SRE Blocker #2, Inc.	DE	100% by SRE Wind OpCo, Inc.
SRE Blocker #3, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE Blocker #4, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE Blocker #5, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE Blocker #6, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE Blocker #7, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE Blocker #8, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE DevCo, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE Focalpoint Holdings, Inc.	DE	100% by SRE Solar OpCo, Inc.
SRE Focalpoint Member, LLC	DE	100% by SRE/Franklin Park Focalpoint, LLC
SRE Hydro Canada Corp	BC	100% by Sammons Renewable Energy Canada Holdings Inc.
SRE Hydro Canada General Services Ltd.	BC	100% by SRE Hydro Canada Corp
SRE Hydro DevCo, Inc.	DE	100% by SRE DevCo, Inc.
SRE OpCo, Inc.	DE	100% by Sammons Renewable Energy Holdings, Inc.
SRE Solar OpCo, Inc.	DE	100% by SRE OpCo, Inc.
SRE Utility Solar 1, LLC	DE	100% by SRE/Franklin Park Utility Solar 1, LLC
SRE Wind OpCo Inc.	DE	100% by SRE OpCo, Inc.
SRE/Franklin Park Apex Midway LLC	DE	100% by SRE Blocker #2, Inc.
SRE/Franklin Park Focalpoint, LLC	DE	99.5% by SRE Focalpoint Holdings, Inc.
SRE/Franklin Park Hydro Canada-1, LLC	DE	99.5% by SRE Hydro DevCo, Inc.
SRE/Franklin Park Utility Solar 1, LLC	DE	99.5% by SRE Blocker #1, Inc.
SRI Ventures, LLC	DE	100% by Compatriot Capital, Inc.
Stellar Funding Ltd	CYM	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
Stewart Creek Grazing Association, LLC	WY	50% by Pathfinder Sun Ranch, LLC 50% by Pathfinder Stewart Creek Ranch, LLC
Stonebridge Investors I, LLC	DE	99.5% by GC Parent Holdings, LLC
Stonebridge Investors III, LLC	DE	100% by Guggenheim Retail Real Estate Partners, Inc.
Stonefire Investors, LLC	DE	100% by Guggenheim Life and Annuity Company
Sudbourne Funding, LLC	DE	100% by Saganaw Insurance Agency, LLC
Sweetwater Ranches Conservancy, LLC	WY	100% by Pathfinder Ranches, Inc.
Sweetwater River Conservancy Bald and Golden Eagle Bank, LLC	WY	100% by Sweetwater River Conservancy, LLC
Sweetwater River Conservancy Greater Sage-Grouse Habitat Bank, LLC	WY	100% by Sweetwater River Conservancy, LLC
Sweetwater River Conservancy Stream and Riparian Bank, LLC	WY	100% by Sweetwater River Conservancy, LLC
Sweetwater River Conservancy, LLC	WY	100% by Sweetwater Ranches Conservancy, LLC
TB property holding entities	DE	100% by Retail Investors III, LLC
TB-JL Biddeford 794, LLC	DE	100% by Retail Investors III, LLC
TEK Financial, LLC	DE	99.5% by Guggenheim Partners, LLC
The Liberty Hampshire Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
The Liberty Hampshire Company, LLC	DE	100% by Guggenheim Treasury Services, LLC
Thomas Creek Capital Corporation	DE	100% by The Liberty Hampshire Company, LLC
Thomas Weisel India Opportunity Fund, LP	DE	(No Ownership) Management by Guggenheim Partners India GP, LLC
TLE St. Peters 899, LLC	DE	100% by Retail Investors III, LLC
TLEXP Ellisville 926, LLC	DE	100% by Retail Investors III, LLC
Toledo-MNG, LLC	DE	90.6% by GC Pilar Golf Investment, LLC
Toledo-SLS, LLC	DE	90.6% by GC Pilar Golf Investment, LLC
Tomorrow, LLC	DE	100% by Guggenheim Life and Annuity Company
Transparent Value Advisors, L.L.C.	DE	100% by Transparent Value, L.L.C.
Transparent Value Private Limited	IND	100% by Transparent Value, L.L.C.
Transparent Value, L.L.C.	DE	100% by Guggenheim Transparent Value, LLC
Tustin-Michelle Partners LLC	DE	100% by Guggenheim Plus Leveraged LLC
Two Crosses Grazing Association, LLC	WY	25% by Pathfinder Buzzard Bird Ranch, LLC 25% by Pathfinder Pathfinder Ranch, LLC 25% by Pathfinder Miracle Mile Ranch, LLC 25% by Pathfinder Sand Creek, LLC
Valcour Bay Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Venice GSTF I, LLC	DE	100% by GLAC Holdings, LLC
VG Morrow Park Capital LLC	DE	84.8% by Compatriot Capital, Inc. 15.2% by Morrow Park Holding LLC
VGH Credit LLC	DE	100% by CCI/HTC, Inc.
VGH/Dallas LLC	DE	70% by Village Green Consolidated LLC
Village Green Communications LLC	DE	100% by Village Green Holding LLC
Village Green Consolidated LLC	DE	100% by CCI Historic, Inc.
Village Green Construction LLC	DE	100% by Village Green Holding LLC
Village Green Holding LLC	DE	100% by VGH/Dallas LLC
Village Green Management Company LLC	DE	100% by Village Green Holding LLC
V-Suites LLC	DE	100% by Village Green Holding LLC
Washington Lee Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Wattage Finance LLC	DE	(No Ownership) Management by Guggenheim Partners Investment Management, LLC
WB property holding entities	DE	100% by Retail Investors III, LLC
Westown Financial LLC	DE	100% by Sammons Financial Group, Inc.
Whirlwind 1, LLC	WY	100% by Laramie Wind LLC
White Oak Guggenheim Feeder Fund, LLC	DE	29.2% by GC Deferred Compensation I, LLC Management by Guggenheim Partners, LLC
White Plains Capital Company, LLC	DE	100% by The Liberty Hampshire Company, LLC
Wooden Rifle Grazing Association, LLC	WY	20% by Pathfinder Cardwell Ranch, LLC 20% by Pathfinder Bison Bend, LLC 20% by Pathfinder Perkins Ranch, LLC 20% by Pathfinder Cardwell Access, LLC 20% by Pathfinder Two Iron Ranch, LLC

Item 29.     Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law.  This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.  Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Item 30.     Principal Underwriter

 (a)  Other Activity.   In addition to Midland National Life Separate Account A, Sammons Financial Network LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

(b)   Management.  The directors and principal officers of Sammons Financial Network LLC are as follows:

Name and Principal Business Address	Positions and Offices with Sammons Financial Network, LLC
William L. Lowe 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Chief Executive Officer & President
Holley Taylor 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	Chief Compliance Officer, Broker Dealer-SFN
Arlen Dykhuis 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	FinOps Principal
Brett Agnew 4350 Westown Parkway West Des Moines, IA 50266	Corporate Secretary

(c)  Compensation From the Registrant.  The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sammons Financial Network, LLC	$703,039.44*	None	N/A	$8,504.89*

* Includes an underwriting fee of 1.25% of first-year commissions paid to Sammons Financial Network for all of Midland National’s variable universal life insurance policies issued through Separate Account A.  In exchange for the underwriting fee, Sammons Financial Network provides various administrative services.  Examples of the services provided include registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and continuing education required by FINRA to maintain licensing for all affiliated registered representatives licensed with Midland National.

Item 31.     Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Sammons Plaza Sioux Falls, SD  57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.

Item 32.     Management Services

All management contracts are discussed in Part A or Part B.

Item 33.     Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 26th day of  April, 2018.

By:  MIDLAND NATIONAL LIFE SEPARATE

        ACCOUNT A (REGISTRANT)

Attest:   *                                                                                  By:            *

                                                                                                          Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

By:  MIDLAND NATIONAL LIFE

        INSURANCE COMPANY (DEPOSITOR)

Attest:  *                                                                                   By:            *

                                                                                                          Esfandyar E. Dinshaw

                                                                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

                       Signatures                                                                          Title

/s/  *                                                                        Chairman of the Board of Directors, Chief Executive Officer

      Esfandyar E. Dinshaw                                 (Principal Executive Officer)

/s/  *                                                                        Director, President & Chief Operating Officer

      Steven C. Palmitier

/s/ *                                                                         Vice President & Chief Financial Officer

      Daniel M. Kiefer                                          (Principal Financial & Accounting Officer)

/s/  *                                                                          Director

      Darron K. Ash

/s/  *                                                                         Director

      Willard Bunn, III

/s/  *                                                                         Director

      James Roderick Clark

/s/  *                                                                         Director

      Thomas Corcoran

/s/  *                                                                         Director

      William D. Heinz

/s/ *                                                                         Director

      Heather Kreager

/s/ *                                                                         Director

      Michael M. Masterson

/s/ *                                                                         Director

     James Parker

*By:  /s/ Stacy Bagby                                                         Date:  April 26, 2018

                Stacy Bagby

                Attorney-in-Fact

                Pursuant to Power of Attorney

Registration No. 333-148111

 Post-Effective Amendment No. 16

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

AND

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Exhibit Index

Item	Exhibit
26(q)	Redeemability Exemption
26(k)	(1) Opinion and Consent of Counsel (2) Power of Attorney
26(l)	Actuarial Opinion
26(n)	(1) Consent of Eversheds-Sutherland (US) LLP (2) Consent of Independent Registered Public Accounting Firm

26(q)	Redeemability Exemption

MIDLAND NATIONAL LIFE

INSURANCE COMPANY

SEPARATE ACCOUNT A

VARIABLE UNIVERSAL LIFE

REDEEMABILITY MEMORANDUM

Revised:  May 1, 2018

Office Services Date and Time Stamping

New Application and 1035 Exchange/Replacement Process

New Business Prompt Forwarding Process

Agent Licensing Issues

Volume Over $1,000,000

Non-Compliance with Procedure on Variable Life Cases

Missing Information on Application

New Business Abstracting on New Issue

Contract Dating Rules

Applying Premium Payments

Final Actions with Premium Refunds

Variable Universal Life Suitability Review Procedure

Policy Change-Reinstatement Process

Cyberlife Reinstatements

Purpose/Introduction

Death Benefit Option Change

Purpose/Introduction

Policy Change-Increase Process

Purpose/Introduction

Policy Change-Decrease Process

Administering Modified Endowment Contracts

Interfund Transfer Requests

Death Benefit Processing for Variable Life Policies

Non-Contestable Death Claims

Contestable Claim

Policy Change-Underwritten Premium Processing

Office Services Date and Time Stamping

Introduction
New Business (NB) receives mail in several ways each day. To ensure that all mail is processed in the most time efficient manner the mailroom team date and time stamps the mail each morning.

Policy

Rule 22c-1 under the 1940 Act requires each Variable Account to sell and redeem its units at the price based on the accumulated unit value next computed after “receipt” of the order to buy or redeem the security.  Among the items that must be date and time stamped are: Variable Contract applications; premium payment checks; requests for transfers, partial withdrawals and surrenders; underwriting correspondence; requests to exercise a right to cancel; notices of death and correspondence from a beneficiary; requests to initiate dollar cost averaging and asset reallocation; and loan applications. Date and time stamping must occur on each valuation day, as defined in the Variable Contracts’ prospectuses. The Variable Contracts’ prospectuses define a valuation (business) day as each day that the New York Stock Exchange is open for business. All date and time stamping should be legible and performed in a consistent manner.

Responsible Individual
VL ~ Manager of New Business

Process for Mail Received via US Mail
Below is the process for date and time stamping mail that is received from the US Post Office.
Step	Action
1	Mail is delivered by the US Post Office to the mailroom each morning.
2	Mailroom sorts into mail slots.
3	New business imaging team picks up mail and processes starting at 6:30 AM.
4

If live check is received with the application, stamp check with “L”, take a copy of the check and send the live check to treasury operations in a red router.  Copy of check is imaged with the application.

5	All items are date and time stamped when scanned into the imaging system.
6	Items hit appropriate electronic workbasket.

Process for Mail Received via Express Mail
Below is the process for date and time stamping mail that is received in the mailroom by an express service.
Step	Action
1	Items are received in the mailroom by express service.
2	Mailroom logs all items in the express spreadsheet.
3	Items are delivered to the New Business Imaging team members.
4	Items placed in teams “IN” box.
5

If live check is received with the application, stamp check with “L”, take a copy of the check and send the live check to treasury operations in a red router.  Copy of check is imaged with the application.

6	All items are date and time stamped when scanned into the imaging system.
7	Items hit appropriate electronic work basket.

Process for Mail Received From Departments
Below is the process for date and time stamping mail that is received from other departments.
Step	Action
1	Items are received or placed in the teams “IN” box.
2	The upload system electronically date and time stamps items.
3	Items are emailed into the imaging system.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Secured Email Document Download
Below is the process for when an application received via secured email document download.
Step	Action
1	Items are received via upload.
2	All items are printed and date and time stamped.
3	Items are scanned into the imaging system.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Process for Mail Received via Rightfax
Below is the process for date and time stamping mail that is received from Right Fax.
Step	Action
1	Item received via Rightfax.
2	Rightfax electronically date and time stamps items.
3	Items are electronically indexed under the correct policy number.
4	Items hit appropriate electronic workbasket or are given to appropriate team member to review.

Caution
Any items that are received from another department or fax that do not contain a date or time stamp or that stamp is not legible will be logged in the New Business 38a-1 exception log.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

New Application and 1035 Exchange/Replacement Process

Introduction

New Business (NB) receives application for new coverage every day. To ensure that new application requesting 1035 premium exchange or replacement are process in accordance with SEC regulations, New Business has established guidelines regarding the safeguarding and delivery of variable contracts.

Policy / General Guidelines

Offer of the Policies, Application, Initial Premium and Issuance

The policies are offered and issued pursuant to underwriting standards in accordance with state insurance laws.  Although there is no uniform premium for all insureds, there is a uniform premium for all insureds of the same premium class, age, and gender and same principal sum.

Persons wishing to purchase a policy must complete an application and submit it to MNL and through MNL licensed life insurance agents who are registered representatives of a broker-dealer having a selling agreement with the principal underwriter for the policy.  The application must specify the name of the insured(s) and provide certain required information about the insured(s).  The application generally must be accompanied by an initial premium, designate premium allocation percentages, principal sum, and the name of the beneficiary.

Receipt of Application and Underwriting

Upon receipt of a completed application in good order from an applicant, MNL will follow its established underwriting procedures for life insurance designed to determine whether the proposed insured is insurable.  This process may involve verification procedures and medical examinations and may require that further information be provided about the proposed insured before a determination can be made.

The underwriting process determines the premium class to which the insured is assigned if the application is accepted.  MNL currently places insureds in several premium classes, based on MNL’s underwriting, including standard, preferred, nicotine, and non-nicotine.  This original premium class applies to the initial principal sum.

MNL reserves the right to reject an application for any reason not prohibited by law.  If an application is declined or cancelled for any reason, the full amount paid with the application will be refunded without interest.

During the underwriting process, MNL places premiums received into a non-interest bearing suspense account for up to 90 days as long as a Temporary Insurance Agreement form has been received and is fully completed.  If after 90 days the Policy is not issued, MNL will refund premiums as the Temporary Insurance Agreement period is over.

Issuance of Policy

When the underwriting process has been completed, the original application as applied for has been approved, and an initial premium of sufficient amount has been received, the policy is issued.  This is the record date.

The record date is the date when our underwriting process is complete, full life insurance coverage goes into effect, MNL issues the policy, and MNL begins to deduct the monthly insurance charges from a policy owner’s policy fund.  The record date is shown on the specifications page of the policy.  The Company measures policy months, years, and anniversaries from the record date.

If the policy is issued other than as applied for, full insurance coverage will take effect either upon the completion of the underwriting process and owner payment for and acceptance of the policy, or on the record date, whichever is later.  The record date will be printed in the policy and may be several days later than when the policy is delivered to the owner.  Full insurance coverage will not begin before the record date printed in the policy form.

Processing of External 1035 Exchanges

Section 11 of the 1940 Act prohibits any registered separate account, or any principal underwriter for the Variable Accounts, to make or cause to be made an exchange offer of a Variable Account (mutual fund) security for another registered separate account (or mutual fund) security, unless the offer: (i) is approved by order of the SEC; or (ii) meets the SEC rules governing exchanges.  Section 11 applies only when both the security to be exchanged (“old contract”) and the security to be acquired (“new contract”) are issued by a registered investment company.

New Business will process external 1035 involving the purchase of variable life policies in accordance with the provisions of Rule 6e-3(T), upon receipt of the proceeds from the old contract, the application for the new contract and all other required documentation in good order, including approval of the exchange by the broker/dealer, as applicable, and compliance with our existing written policies and procedures governing replacements.

New Application Processing
Below is the high-level process a new application goes through from the day received to delivery.
Step	Action
1	Application received and date and time stamped.
2	Application and forms are indexed to a policy number in imaging
3	Application coded into system.
4	Policy sent to underwriting.
5	Requirements are ordered.
6	Requirements are received.
7	Suitability and requirements reviewed.
8	Application approved.
9	1035 initiated and mailed, if applicable, with other company
10	Policy issued
11	Policy sent the next business day after approval to agent with final requirements, if any.
12	Final requirements received, if any.
13	Premium applied.
14	Policy released and file closed.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

VL ~ Manager of New Business

Responsible Individual
VL ~ Manager of New Business

New Application Coding

Below are the steps of how we code a VUL application into our system when received.

Before the application can be coded, we need to verify the agent is license to sell Variable products in the state the application was signed in.

Step	Action
1	Enter the agent code on the AG51 screen and then go to the AG5B screen
2

The VUL, VA, and SEC should have a “Y” under them for that state and also the NASD EFF DATE should not be expired.

•         If any of them have an “N” call Contracting to verify that the code is updated. If not, the application will have to be returned to the agent.

3

VUL applications are time sensitive and should not be held by the agent for over 7 days. We will verify this by looking at the date the application was signed and the date the application was received.

•         If the application was submitted in 7 days or less the application is ok to code.

•         If the agent held the application for over 7 days before submitting it needs to be documented on the Variable Life Exceptions Reports, located on the H-Drive and an agent instruction will need to be added after coding.

Insured’s Screen
Below outlines the steps necessary to enter new applications into the Insured screen on Trac New Business System.

Step	Action
1	Indicate if the proposed insured is single or married.
2	Express. “X” if the application is mailed Express.
3	Faxed App. “X” if you have a Faxed Application
4	US Citizen. “Y” for yes. Leave blank if no answer “N” for no.
5

Proposed Insured – key name, birthdate, state of birth, sex, social security number, driver’s license number, height, weight, “X” owner if the proposed insured is the owner and put the smoking status in the OCC (Occupation Class) as either NT for nonsmoker, ST for smoker, PPN for preferred plus nonsmoker, PN for preferred nonsmoker, or PT for preferred smoker.

•         Key name as last name, comma, first name, space middle initial (if available). Do not code middle name. Example: Doe,John M

•         If last name starts with Mc, do not code with a space. Example: Mc Donald,Judy C

•         If the last name has Jr, Sr, III etc…Code as last name, space, Jr, comma, first name, space, middle initial (if available). Exmaple: Brown jr,Tom d

6	Key the payor name (last name,first name) and social security number. (This should only be coded when someone other than the insured and/or owner is paying for the policy)
7

Children. Key name (last name,first name), birthdate, state of birth, sex, height and weight. (Use this section for CIR riders only.) There is only enough room to code in 9 children. If more are listed, you will not be able to key their information into the system.

Address Screen
Below outlines the steps necessary to enter new applications into the Insured screen on Trac New Business System.

Step	Action
1

Contact proposed insured at: enter “r” for residence, “b” for business, or “c” for cell. Best time to call: enter time and “a” for a.m. and “p” for p.m.  Example: 1000 a for 10:00 a.m. (the system will input the colons).

2

Address.

Key street address only.

•         If business is checked but is not the owner, key % then the business name.

•         If the owner is other than the insured, always use the owners address. See also section for “mailing address”.

•         If the owner is the business, do not key % or business name

3	Zip. Key Zip Code (When Zip Code is keyed, the system will look up the city and state and input that information into the system.)
4	Home Phone. Key home phone number (if available)
5	Occupation. Key occupation of insured (if available). May only be 2 words for description. Example: Kindergarten Teacher
6	Business Phone. Key business phone number (if available). If the business number is the same as the residence number, is does not have to be keyed again.
7	Cell Phone. Key cell phone number (if available)
8	If the plan is joint and they have different home, business, and cell phone numbers, key the information in

Tobacco Screen
First question answer "Y" for yes and "N" for no. If yes, continue to answer the following questions with "Y" for yes and "N" for no as applicable.

NUNLIFE Screen
This screen if for any plan that is not a Universal Life, Skip for VUL

UNLIFEN Screen
This screen if for all Universal Life Plans.

Step	Action
1	Always key volume, plan, and DB option, "X" WP (if requested). If no DB option is specified, code in 1.
2

For VUL'S, "X" Spec Pcts or Pmt Alloc (if the deduction column is differing from the premiums column on the 9704D form you would mark the SPEC PCTS, otherwise PMT ALLOC will always be marked and always "X" Fin Suitability and "Y" for yes, "N" for no or leave blank for Port Rebal.

• Specific Percent’s (spec pcts) is used when the agent has not indicated the same mutual funds for both the premium and deductions side.

• Payment allocation (pmt alloc) is used when the agent has indicated the same mutual funds for both the premiums and deductions side.

• Portfolio Rebalancing (port rebal) is used when the agent has indicated that he wants rebalancing done.

3	Riders. Key volume or units. "X" AIR, FIR, CIR, and EPR. Key volume for AIR, FIR, and CIR.
4	Skip LNR. (This is no longer available)
5	GIR and FDB key amount of units.
6	ADB. If ADB is on primary insured, go down to phase 02 ADB and key volume, and if ADB is on rider, go to phase 99 and key what phase it is on and volume.

ADDPER Screen
This screen is for when additional insured riders are requested.

Step	Action
1

Key person number (40),"X" relationship for spouse, key name (last name, first name space middle initial), date of birth, state of birth, sex, social security number, driver’s license number, height, weight, "x" owner if rider is owner, (put smoking status in the OCC (occupation class) as either NT for nonsmoker, ST for smoker,  PPN for preferred plus nonsmoker, PN for preferred nonsmoker, PT for preferred smoker on AIR rider only) "X" if signed application.

2	Put "Y" for yes and "N" for no if the applicant has a driver’s license number.

VULFUND/IBBOTSON Screen

This screen comes up to input the mutual funds for the Variable product. If there is no allocation form, you enter through the VULFUND screen and Trac will automatically generate a requirement and be added to the system for the agent to view.

Step	Action
1	If a certain portfolio is chosen, put an "X" in front of the appropriate model. If no portfolio is used, put an "X" in front of the No Portfolio Model and enter.
2	If no portfolio model is chosen, look at the allocation questionnaire and key the percents indicated for each fund. There are more funds on the next screen.
3	Enter through page 2 if funds are all noted on the first screen.

ALLOCAT/PROSPECTUS Screen

This screen has seven questions that must all be answered. An expediter will generate and an automatic requirement will be added when any of the questions are answered no, unanswered or the allocations do not equal 100%.

BILLING Screen
This screen is used to set up the requested billing option.

Step	Action
1	"X" premium frequency (monthly, quarterly, semi-annual, annual) and premium calculation (Check-O-Matic, List Bill, Miltary, Civil Service, Direct Bill).
2	Modal Prem. Used for Universal Life Plans only. If the mode is a single pay, always key the modal premium as 100.00.
3	Ins in Force. Key Y for yes or N for no.
4	Replacement. If yes, key X for external. Applications that indicate an internal replacement should be withdrawn and routed to the Policy Change Department for Processing.
5

Single Pay. If the policy is a single pay, 'X' single pay and put an amount in lump sum.  For your premium frequency and premium calculation, 'X' annual list bill. Then you will get the salded screen.  'X' auth, 'X' modal, SPP for group number, put in insured's Social Security Number. (Use for Universal Life plans only).

6	Lump Sum. Key amount. This is used for Universal Life plans only.
7

Owner.  Key owner's name as follows: first name last name

(using no commas.) If a middle name is provided key it in spelling out the middle name. If the owner is a business, spell out the complete name (you may abbreviate inc,corp etc... in the name if desired.) This section is only used when it is someone other than who is insureds on the policy. Input owner's SS#, no dashes.  If Trust is owner, verify that the date of the trust is before the application date. If it is not, request a new application to be signed after the date of the trust.

8	Owner. "X" the relationship (if indicated).
9

Primary Beneficiary. Key in the name of the primary beneficiary

(this applies to the primary insured only) first name, last name. If the beneficiary indicates the proposed insured and rider person as each other's beneficiary, DO NOT key their individual names, key "surviving joint insured".

10

When there is not enough spaces to completely include all names or there is a percentage listed for each name, then code in "multiple designations per app". If there is a separate page with the beneficiary information, then code "multiple designations per addendum".

11	Primary Beneficiary “X” the relationship (if indicated). If more than one relationship is listed, do not mark anything.
12	Pol Date. Key issue date indicated on the application. (Cannot use 29, 30, or 31). You would use the date of the 28.
Not used by New Business Coding: Active, Non-active, Pay grade, Min Target, Sell Prem, CWA Amount, CWA Type, Int Eff, Bonus, Pension, HR10, TSA, IRA, TAX YR, 401K ROTH, ROTH CV, and SEP 1=NO

OWNER Screen

If someone other than the primary insured is listed as the owner, put in owner's address on this screen. Type in only the street address and the zip code. The system will add the city and state and a verify screen will come up later to verify the address.

PAC Screen
This screen is used to key information in to take money out of their checking account. If com authorization was not received, hit enter when screen appears.

Step	Action
1	"X" for authorization received.
2	Key 8-digit transit code (routing number). (You never key the last digit of the routing number)
3	Key account number.
4	"X" savings or checking if indicated on the application.
5	Key signature as it appears on the authorization. Key first name, last name, with no comma.
6	"X" initial draft if requested then enter.
7	If the choose a specific draft date, indicate that date within the req bill day field. Draft dates can only be between 1-28.
8

If there is more than one policy being paid from the same account, you can list the other policy numbers within the Spec Grouping # field. This will ensure the client will only see one draft for all policies instead of multiple individual drafts for all policies.

SALDED Screen
This screen is used for List Bills and Civil Service Allotments.

Step	Action
1	"X" if authorization received or if form is being electronically filed.
2	"X" frequency of payment (Civil Service is always Bi-Weekly).
3	Key group number. The group number is always N23 for Civil Service.
4	Key employee ID Number.

GALLOT Screen
This screen is used for Government Allotment.

Step	Action
1	Key the military address and zip code.(if available). If they are retired, no military address is coded.
2	Key the military rank, rotate/discharge date.(if available).
3	Answer Hazardous Activity Question 'X' YES OR NO (if available).
4

If authorization is included, "X" authorization, key the letter for the branch of service and the social security number (no hyphens), and special billing name (only used if there is a payor). Code as last name, comma, first name.

5	Answer "Y" for yes or "N" for no for answers to question 21 if applicable.

AGTREPL Screen
This screen is used to indicate if the replacement question on the soliciting agent section of the application was answered.

Step	‘Action
1	Indicate “Y” for yes or “N” for no. If answered no, an automatic requirement will be added to obtain this information

UWQUES Screen
This screen is used to indicate the type of underwriting that was done, answer TIA, and military sales questions.

Step	Action
1	Put an "X" in front of whichever type of underwriting was completed. We no longer utilize XPRESS underwriting, so you would only choose regular of ExactApp for the underwriting type.
2

Review the application, TIA form (if applicable) and money (if applicable) to answer the TIA Infromation questions.

•         If the TIA form was received and all questions are answered no and money was received with the application (either cash with application or EFT with initial draft) TIA Coverage Conditions are met.

•         If Premium is not received, you can answer no and a requirement for premium will be added to the case to be collected within 10 days.

3	Answer the Military Sales Disclsoure Information appropriately accoring to the information provided from the insured on the application.

FINANCE Screen
This screen is used to answer the finance questions that are captured on the application.

Step	Action
1

Find the appropriate application number used and answer the

questions with "Y" for yes and "N" for no as appropriate. If "any" of the questions were not answered on the application, space through each question and enter.

MEDICAL Screen
This screen is used to answer the medical questions.

Step	Action
1	Disregard First Command Question.
2

Find the appropriate application number used and answer the

questions with "Y" for yes and "N" for no as appropriate. If "any" of the questions were not answered on the application, space through each question and enter.  If the questions are answered yes, you can skip the remaining questions. If they are answered no, continue to the auto issue guideline question.

3	See auto issue guideline list for kick-out situations. Answer auto question with "Y" for yes or "N" for no.
4	If auto question is answered yes, answer the remaining questions based on the base insured only.

SIGNED Screen
This screen is used to determine where and when the application signed.

Step	Action
1	DATE RECEIVED. Key the date stamped on the app in the upper right-hand corner.
2	DELAYED DATE. Type in date all coding requirements were received if later than the date the application was received in the home office.
3	SIGNED APP. 'X' the appropriate people who signed the app.

4	STATE SIGNED. Put initials for the state the app was signed in.
5	APP DATE. Type in date the app was signed by the applicant.
6

WRITING AGENT.  Key agent code (will always be 5

digits/letters and the first number is always 0), percent if it is a split with more than one agent. "X" if the agent signed, "X" if it is personal business. If the agent did not sign the application, key in the agent code and input 1 percent under the percent column. Example: 1.00

7	1035. 'X' if one is attached with the app or indicated on the app.
8	BANDED WITH FILE. Key in a policy number when the applications are to be cross-referenced and the address if different.
Not used by New Business Coding: Did agent order aps, CRT SS, Owner CRT SS, Joint, Spouse, Payor, Handling Code, MIB not ordered, HOS ordered, Agent MSG, Military NP03 App Date

Level 3 Audit Messages
These are error messages that can indicate that keying errors may have occurred.

If ...	Then ...
coder can correct, 'stow' the messages	make a change and stow.
level 3 error messages cannot be corrected	'abort' and ask for assistance.

Agent Audit Messages
These errors could occur if that agent code was keyed wrong or if the agent code is no longer valid.

If ...	Then ...
code keyed wrong or new code can be used	make a change and stow.
code is terminated or agent is not variable licensed	stow and contact Contracting to see if application is pending.

Address Verify Screen

This screen comes up with every NB01. It will show the street address you have keyed, and it will also show the city and state that the system has put in. A zip code may be used for more than one city, if this occurs, the other cities will show under the heading of "Other cities with same ZIP." If any changes are needed, you can re-key the address to the correct information.   If zip code does not bring up the city listed on the app, refer to the zip code book or the Internet site.

2nd Addressee

This screen will come up when an application is from the state of Florida. If the agent has provided us with an address, it will be keyed in. If no information is provided, do a PF3 and skip over the screen.

Verification Screens

The below set of screens are used to verified keyed information.

This screen will show the address of the owner. If there are any errors, correct error and enter. Choose correct city and state needed if they differ from the address you are coding.

This screen comes up with every NB01. You re-key all the names that are on the policy, including riders, owners, payors, and beneficiaries. If there is an error between the two columns, another screens will come up. Put an “X” in front of the correct spelling and enter.

Re-key the dates of birth for each person and enter. If there are any errors, another screen will appear. Put an “X” in front of the correct date of birth and enter.

Re-key SSN for persons involved, including the owner’s and enter. If there are any errors, another screen will appear. Put an “X” in front of the correct SSN and enter.

Re-key DL Number for persons involved. If there are any errors, another screen will appear. Put an “X” in front of the correct DL number and enter. If you did not input a Drivers License Number at all, another screen will come up asking, does the insured have a drivers license? Put a “Y” for yes and “N” for no. If it is a joint plan, it will ask does the joint applicant have a driver’s license? Put a “Y” for yes and “N” for no and enter.

1035 Exchanges and Replacements
Below are the steps that must be done on contracts that are replacements and 1035 exchanges.

Step	Action
1	Type UW08 (policy number), co=15:
2	Press F9 for the Replacement Help screen. This screen gives information on what forms are needed for each state. You can also get step by step information on how to process the replacement.

3	In the top right hand corner mark “Y” if the state specified replacement form has been received. Leave blank, if the form has not been received.

4	Press F6 to find the name of the insurance company being replaced. Once found place an “X” by the company code and hit enter.

5	Enter the policy number if known or enter “unknown” and hit enter to process. A replacement letter and output will be generated.
6	Mail one copy to the company and file the other copy.

1035 Exchanges
Below are the steps that must be done on contracts to process a 1035 exchange.

Step	Action
1	Review 1035 form to ensure form is fully completed and in good order. • If missing information, reach out to agent to require a new fully completed 1035 form.
2	Ensure replacement has been processed.
3	Once the policy is approved, receive OK to Start from agent.
4	Once OK to Start is received from agent, proceed with 1035 process of sending 1035 documents to the surrendering company.
5	Continue to follow up with surrendering company until 1035 funds and cost basis are received.
6

If 1035 funds are received without a cost basis, okay to proceed with applying to 1035 funds.

•         Sometimes we will not receive cost basis with 1035 funds, in that case, we will perform 3 follow ups to the surrendering company to try and obtain the cost basis.

If there is a delay in processing the 1035 exchange (home office or agent’s request) or a delay in applying the 1035 funds, document the Variable Exceptions Spreadsheet – External 1035 Exchanges Tab

Audit Messages
If no level 2's or 3's, stow and stow. If there are levels review to see if correction can be made or abort if unfixable.

Alpha Hits

Alpha Hits are reviewed and sent to the underwriting system.

•     If the alpha hit indicates a file which is ‘Incomplete’, ‘Withdrawn’, Postponed’, ‘Declined’, or ‘NTO(Not Taken)’ and it is two months or less from current date, review the alpha hit to determine if we can update the policy found that is two months or less old or if we need to key a new policy.

If ...	Then ...
The agent is different	Code as a new application
The application is to be for a pending policy	Write the policy number and the words ‘match to file’ on a cover sheet and send to Office Services to be indexed to the file.

Reminders
Below are a few reminders or special processing steps.

• If there is any missing information (DOB, volume riders etc…) on the application for any plan (Term, UL, Variable) which would prohibit the application from being coded, a phone call is made to the agent. If we are unable to obtain the information within 48 hours, the application is returned to the agent.

• If the agent is not variable licensed, a call is made to the Contracting Department.  The Contracting Department will provide instructions within 48 hours on how to process the application.

• For VUL only: if the application can be accepted, the money will be added with an Interest Effective Date of the date the money was received. If the application cannot be accepted, the application, forms and money are returned within the 48-hour period.

• If the volume is over $1,000,000, money cannot be added to the application and must be returned. The check is returned.

Exception Reports
Exception reports are maintained for all incidents and patterns of non- compliance with policies and procedures. These reports are monitored by management at least quarterly.

New Business Prompt Forwarding Process

Introduction
The New Business Team (NB) has a process in place to ensure the prompt forwarding of applications and other orders.

Prompt Forwarding Review Process
Each application received in NB is date and time stamped and then reviewed to ensure prompt forwarding. Below are the steps New Business follows once an application is received.

Step	Action
1	Application given to specialist to review.
2

If application received 7 calendar days, or longer, after signature date, info is logged into exception report. This report is reviewed quarterly. If application is received 30 days after signature date, the application is returned to agent.

3	If pattern of same agent is seen, agent is contact to discuss prompt forwarding guidelines

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Agent Licensing Issues

If the agent is not variable licensed, a call is made to the Contracting Department.  The Contracting Department will provide instructions within 48 hours on how to process the application.

If the application is in good order and can be accepted, the money will be added with an Interest Effective Date of the date the money was received as long as the Temporary Insurance Agreement was submitted and fully completed. If the Temporary Insurance Agreement was not submitted, the money would be returned and New Business would proceed processing the application. If the application cannot be accepted, the application, forms and money are returned within the 48-hour period.

Volume Over $1,000,000

If the premium payment accompanying the application is over $1,000,000 money cannot be added to the application, and must be returned.  The check is returned within a 24-hour period of receipt   We also do not accept money on cases that do not submit the Temporary Insurance Agreement form and premium.   On regular face amount applications, we cannot accept money without the TIA form and if they have not met the criteria laid out in the questions.

Non-Compliance with Procedure on Variable Life Cases

The Specialist and Consultant verifies that handling of money and processing of unlicensed agents is handled within the required time.   Any exceptions to this procedure on variable life cases are reported in the Underwritten Premium Processing for Variable Life Cases Exception Report.  The Underwritten Premium Processing for Variable Life Cases Exception Report is located on the New Business H:/ Drive in the Variable Life Exception Reports workbook.  The Managers of New Business monitors the exception report for patterns of non-compliance.  Copies of the report are given to the 38a-1 Chief Compliance Officer.

Missing Information on Application

If there is any missing information (DOB, volume riders etc…) on the application for any plan (Term, UL, Variable) which would prohibit the application from being coded, a phone call is made to the agent to inform them that we need the information in order to enter the application into our system. If we are unable to make contact by phone, a follow-up email is sent to the agent.  If we are unable to obtain the information within 48 hours, the application is returned to the agent.

If there is any missing information on the application that we can proceed without and still key in the application, we will add requirements for that information to be obtained prior to issuing the policy.

New Business Abstracting on New Issue

Issuing the Policy
Below are the steps taken in proofreading the application on the system in order to prepare the policy for the mailing process.

Step	Action
1	Obtain an Issue Task from the dashboard workbasket.
2	Enter NB50 policy number and press enter. This will re-audit the policy in case anyone has done any changes to the policy.

3	Stow. Review and handle any level 2 or 3 audit messages

4	Type NP10 policy number; enter.

5

Review plan forms, documents, state required forms, Part I Application, Part II Application, and exam to ensure all documents are fully completed and we have received the correct state versions (if applicable).

6

Compare information from the documents to what is coded to the system. Example: correct spelling of name, date of birth, social security number, etc.

•     Verify the proposed insured’s name is coded correctly and use the signature captured on the application for further reference. If signature differs, you would use the Proposed Insured’s signature (if legible). Also use any other documents that have been scanned to verify name/signatures.

7

Compare the application to what is coded on the system. Verify the name, date of birth, age, state of birth, sex, social security number, occupation class, and the address/zip code. The occupation class is used when the plan code does not indicate the smoking status. The smoking question is on the second page of the application. If the smoking question is answered ‘yes’, the occupation class will show ST or PT. If answered ‘no’, the occupation class will show PPN, PN, or NT.

Refer to the rate card in the Underwriting guidelines used to determine if an insured is eligible for a Preferred class. If they are not eligible for Preferred Plus (PPN), they would be issued at the best possible class.

8

Owner:  When the Owner of the policy is the Proposed Insured,

the owner will appear as ‘01’. If another owner is requested, it will appear as ‘00’.The owner’s name and Social Security number/tax ID number will appear on the special billing screen as you page forward to continue the Abstracting process. If the policy has been keyed with the owner as person ‘01” and we need to change this information, just rekey the owner as ‘00’ and as you page forward the special billing screen will appear where you will need to enter the owner’s name and Social. If Trust is owner verify that the date of the trust is before the application date. If it is not, request a new application to be signed after the date of the trust.

8

Death Benefit Option 1 –2 should appear on all Universal Life policies.  Verify the option as requested on the application in the box close to the ‘Plan of Basic Policy’. If neither option is marked, you would automatically use Option 1. This information should then be set up as an Endorsement in the policy pages or added to any amendment, whichever is appropriate. On Term policies, the Death Benefit option field will display as blank.

9

Mode Premium – This field displays the Mode Premium only. If a change is required, hit the PF6 and re-enter the modal premium on the plan change screen. When abstracting a Universal Life plan, it is important to make sure the modal premium on the application matches what appears on the NP10 screen. If it doesn’t, re-key the modal premium again. (Universal Life plans have a stipulated first year minimum guaranteed premium.) If the requested premium does not meet the minimum, the system will automatically increase the premium to satisfy this stipulation.

**To change the mode premium on a UL product, it is necessary to go to the plan change screen (PF6) and re-key the amount indicated as the modal.

On all other plans, the face amount requested determines the mode premium. These figures are determined by “rate cards” which are available for all plans and provide a specified rate depending upon the age, sex, smoking status, etc. This rate is multiplied by the face amount which determines the mode premium. The system figures the mode premium at the time the coders enter the face amount requested on the application.

10

Accounting Balance: This field displays the amount of cash that has currently been applied to the policy. If the amount of cash is more than what is listed on the application, check the transaction history – UW49 – for any additional accounting transactions.

11	Verifying the Premium Mode (Form), which will be entered as follows:
	Mode	Form	Description
	12	A2	Annual
	06	A2	Semi-Annual
	03	A2	Quarterly
	01	B1	Monthly Pre-Authorized Check
	01	D1	List Bill
	12	D1	Single Pay Policy
	01	D2	Civil Service Allotment (CSA)
	01	C1	Military Allotment (MGA)

12

The remainder of line three is used when a Proposed Insured is requesting payment on a COM basis.  This information is located on the 1654  COM Authorization or on the application.  The bill date can be found on the Auth, on the application or in the Special Request section at the bottom of the application.  After reviewing the bill date, make sure to follow up with the month as well.  If the Authorization has been received, an ‘X’ should appear in the ‘Auth” field.  The transit/routing number appears in the lower left-hand corner of the void check.  The first 8 digits should appear in the transit field on the NP10 screen. The account number appears to the right of the transit number on the void Check.  Verify that the check number has not been keyed as part of the account number.  The account number is keyed with no space or hyphens.  The account type appears to the right of the account number.  Verify if the premium is to be drafted from the checking or savings account. If the policy you are currently abstracting is being added to another COM, the multiple billing numbers will display the policy number from that file.  You should verify that the information keyed from the other file is accurate.

13

Begin the fourth line of abstracting on the NP10 screen by verifying the policy anniversary date.  If a specific date if requested in Special Requests, or on any messages that have been sent, or in Issue instructions from the UW, this date is entered in the field marked ‘ANNIV’.  The actual date of the policy is not established until the application is approved and issued, or unless a policy date is entered manually. *  For information regarding how the system assigns the anniversary date, refer to the  Desk Manual Procedure entitled ‘Policy Dating Rules’.

•   The ‘approved’ field displays the date the Underwriter enters the approval on the System.

•   The ‘rcvd’ field displays the date the application was received in the Home office.

•   The ‘app’ field displays the date the application was completed and signed by the Proposed Insured.

•   The ‘app st’ field displays the state in which the application was signed.

•   The ‘plan’ field should display the ‘Plan of Basic Policy’ that was requested.

•   The ‘amount’ field should match the face amount of insurance requested.

The ‘agent information’ field displays the soliciting/writing agent that is indicated on the back bottom of the application.  You need to verify that the correct agent code has been entered and that any agent splits have been keyed as requested on the application.  If the soliciting agent does not sign the application, is returned with the policy to be signed and returned on delivery.

14

Audit Messages will follow; read all audit messages (especially level 2 or 3) to make sure the plan and face amount are available, etc.  Level 3 errors must be corrected before the policy can be issued.

15	Any forms needed for ‘residence or signed state, will appear including applications, replacement forms, and Part II. Review forms received to ensure correct versions were received.

16	Delivery Requirements (if any). If an Endorsement, Amendments, or illustration statement is needed, they will appear after the delivery requirements.

17	Plan Screen – confirms the plan, face amount, riders, issue ages.

18

Miscellaneous screen displays the following:

•   Primary beneficiary as indicated on the application

•   Replacement  - P for processed – N for not processed

•   1035 – X if the case applies – the date the form was be mailed will appear

•   X Single Pay if  ONE TIME PAY

•   Input amount for Lump sum if 1035 was sent; or if lump sum is indicated in “Special Request” section of the application or if in any correspondence from the agent.

•   Exclusion Field  - See Desk Manual Procedure for Exclusions

19

Index and VUL Coverage Description section will only show up on the NP10 if abstracting an index or variable plan. Compare the allocation form in imaging to the percentages keyed into the system to ensure they are correctly input.

20	After completing all screens and making any changes, press the PF1 and this will take you into the NB72 transaction. The NB72 transaction will trigger the system to generate policy page output.

21	Once you have issued the policy, go back to your workbasket within the dashboard to complete your task.

22	Policy is assembled and prepared to be mailed to agent for delivery to client. Policies will always go out the next business day, sometimes the same business day.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Contract Dating Rules

Introduction
New Business (NB) is responsible for monitoring the dating of new contracts.

Policy
New Business has established guidelines for assigning a policy anniversary to a new policy contract. These guidelines are used to ensure consistency in the dating process.

General Contract Dating  Guidelines

If a specific anniversary policy or effective date is requested on the application, then the contract is dated as requested.  If a date is not requested and the contract is issued as applied for, then the contract is dated based on the billing mode.  Below are the guidelines that have been established for each mode.

Premium Mode	Dating Guideline
Direct Bill	All frequencies, the system will date the policy 8 days in advance of the approval date.
EFT to draft initial premium	All frequencies, the system will date the policy 5 days in advance of the approval date.
EFT not drafting initial premium	All frequencies, the system will date the policy 8 days in advance of the approval date.
Military Government Allotment (MGA)

If the policy was approved between the 1st and 20th of the month, the system will date the policy the 11th of the following month

If the policy was approved after the 21st of the month, the system will date the policy the 11th of the month 2 months later.

Civil Service Allotment (CSA)

If the policy was approved between the 1st and 20th of the month, the system will date the policy the 11th of the following month

If the policy was approved after the 21st of the month, the system will date the policy the 11th of the month 2 months later.

List Bill

If the policy was approved before the bill day for the List Bill Code, the system will date the policy 17 days after the bill day in the current month.

If the policy was approved after the bill day for the List Bill Code, the system will date the policy 17 days after the bill day in the following month.

COD Policies

COD (cash on delivery) policies are policies in which we do not receive premium at the time of application or the premium collected is not sufficient to cover the minimum premium requirement.  At the time of issue, the system will determine if there is sufficient Annual, Semi-Annual, Quarterly, Check-O-Matic or List Bill premium to put the policy in force.

Backdating Contracts

New Business may sometimes backdate a policy, if the policy owner requests, by assigning an issue date earlier than the record date so that the policy owner can obtain lower cost of insurance rates, based on a younger insurance age.  For a backdated policy, monthly deductions will begin on the backdated issue date.  The owner will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date.

New Business will backdate as far as the state law permits. For most states, the maximum period is six months prior to the date of the application.

Postdating Contracts

Upon request, New Business will post date up to two months from the application date. A policy may be dated beyond 60 days with approval by the underwriter and the inclusion of a Health Statement with the policy. However, no coverage is in effect until all requirements are met and this date is reached with no change in the proposed insured insurability.  Underlying all of the above dating rules is the practice of “saving age”.  On all applications when an age change has occurred within 30 days of the approval date the policy can be dated to save age.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Backdating Guidelines Exhibit A

==========================================

ALABAMA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ALASKA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ARIZONA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ARKANSAS

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

CALIFORNIA

CITATION: Cal.Ins.Code § 11067 Prohibited provisions (b) Any provision by which the certificate shall purport to be issued or take effect more than six months before the original application for the certificate was made, except in case of transfer from one form of certificate to another in connection with which the member is to receive credit for any reserve accumulation under the form of certificate from which the transfer is made.

MAXIMUM BACKDATE LENGTH: 6 Months

COMMENTS: none

==========================================

COLORADO

CITATION: CRSA §10-7-103 (1)(c) It is unlawful for any foreign or domestic company to issue or deliver in this state any life insurance policy if it contains any of the following provisions: a provision by which the policy purports to be issue or take effect more than one year before the original application for the insurance was made, if thereby, the assured would rate at an age not more than one year younger than his age at a date when application was made, according to his age at nearest birthday.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

CONNECTICUT

CITATION: CGSA §38a-442 No policy of life insurance shall be issued or delivered in this state if it purports to be issued or to take effect as of a date more than six months before the application for the insurance was made if thereby the applicant would rate at an age younger than at the date when the application was made according to his age at nearest birthday.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

DISTRICT OF COLUMBIA

CITATION: DC ST §31-4704 (2) No policy of life insurance other than industrial insurance, annuities and pure endowments, with or without return of premiums or of premium and interest, shall be issued or delivered in the District or be issued by a life company organized under the laws of the District after the 1st day of January 1935, if it contains any of the following provisions: a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made; except for provisions relating to misstatement of age, suicide, aviation, and military or naval service in time of war, a provision for any mode of settlement at maturity, after the expiration of the contestable period of the policy, of less value than the amount insured on the face of the policy plus divided additions, if any, less any indebtedness to the company on or secured by the policy, and less any premium that may, by the terms of the policy, be deducted.  This paragraph shall not apply to any nonforfeiture provision.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

DELAWARE

CITATION: 18 Del.C. §2927 (1) No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains any of the following provisions: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

FLORIDA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

GEORGIA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

GUAM

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

HAWAII

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

IDAHO

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

ILLINOIS

CITATION: 215 ILCS 5/225 (1)(b) After the effective date of this Code [September 14, 1983], no policy of life insurance may be issued or delivered in this State if it includes any of the following provisions: a provision by which the policy purports to be issued or take effect more than 6 months before the original application for the insurance was made, but this provision does not apply in any case of a transfer from one form of policy to another in connection with which the policy owner receives credit for any reserve accumulation under the form of policy from which the transfer was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

INDIANA

CITATION:

IC 27-1-12-8 (2).  No policy of life insurance shall hereafter be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains the following provision: a provision by which the policy shall purport to be issued or to take effect more than six months before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

IOWA

CITATION: IAC 191-30.6(508) policy of life insurance shall hereafter be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains the following provision: a provision by which the policy shall purport to be issued or to take effect more than six months before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

KANSAS

CITATION: K.S.A 40-421.  From and after the first day of January, 1928, no policy of life insurance, other than industrial insurance, annuities, and pure endowments with or without return of premiums or of premiums and interest, shall be issued, or delivered in this state or be issued by a life insurance company organized under the laws of this state if it contains the following provision: a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

KENTUCKY

CITATION: KRS §304.15-280 (1)(a).  No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for the insurance made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

LOUISIANA

CITATION: LSA – R.S. 22:904. No insurer shall knowingly deliver or issue for delivery in this state any policy or contract of life insurance which purports to be issued or to take effect as of a date more than six months before the application therefor was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. No agent or other representative of an insurer shall in this state prepare, submit or accept any application for life insurance which bears a date earlier than the date when such application was made by the insured or applicant, if thereby the premium on such policy is reduced as above stated. Nothing contained in this Section shall invalidate any contract made in violation of this Section.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

MAINE

CITATION:

24-A M.R.S.A §2526 (1)(A).  No life insurance policy, other than industrial insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take effect more than 1 year before the original application for which the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

 ==========================================

MARYLAND

CITATION: MD Code, Insurance §16-104.  An insurer may not knowingly deliver or issue for delivery in the State a policy of life insurance that purports to be issued or to take effect as of a date more than 6 months before the application for the policy was made, if, as a result, the premium on the policy is reduced below the premium that would have been payable on the policy as determined by the insuring age of the insured when the application was made.

MAXIMUM BACKDATE LENGTH 6 months

COMMENTS: none

==========================================

MASSACHUSETTS

CITATION: M.G.L.A 175 §130 No policy of life or endowment insurance shall be issued or delivered in the commonwealth if it shall purport to be issued or to take effect as of a date more than six months before the date of the original written application, if thereby the applicant would rate at an age younger than his age at nearest birthday on the date when the application was made, and no annuity or pure endowment contract shall be so issued or delivered if it shall purport to be issued or to take effect at an age higher than the age of the applicant at his nearest birthday at the time of the original written application.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

MICHIGAN

CITATION: M.C.L.A. 500.4046(3) No policy of life insurance other than industrial life insurance shall be issued or delivered in this state if it contains the following provision:  A provision by which the policy shall purport to be issued or to take effect as of a date more than 6 months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. Nothing contained in this subdivision shall invalidate any contract made in violation of this subdivision. This subdivision shall not be construed to prohibit the exchange, alteration or conversion of policies of life insurance or annuity contracts as of the original date of such policies or contracts if the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy or the amount of insurance which the premium paid for the original policy or contract would have purchased if the new policy had been originally applied for, whichever is greater; nor to prohibit the exercise of any conversion privilege contained in any policy or contract

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

MINNESOTA

CITATION:

M.S.A. §61A.07 (3) – No policy of life insurance shall be issued or delivered in this state, or be issued by a life insurance company organized under the laws of this state, if it contains a provision by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

MISSISSIPPI

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

MISSOURI

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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MONTANA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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NEBRASKA

CITATION: Neb. Rev. St. §44-503.  No policy of life or endowment insurance shall be issued or delivered in this state (1) if it contains in substance a provision by which the policy shall purport to be issued, or to take effect, more than six months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

NEVADA

CITATION:

N.R.S. 688A.270 (1)(a).  No life insurance policy, other than industrial life insurance, shall be delivered or issued for delivery in this state, if it contains the following provision: a provision by which the policy purports to be issued or to take more than 1 year before the original application for insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

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NEW HAMPSHIRE

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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NEW JERSEY

CITATION: N.J.A.C. 11:4-41.3 General standards 3 (i) 3. All forms shall include a provision that the policy shall become incontestable by the insurer, except for nonpayment of premiums, after the policy has been in force during the lifetime of the insured for a period of no more than two years from the date of the policy’s issue.

i. The periods for incontestability and suicide shall commence upon the earliest of the date of issue, the policy date and any other effective date. As used in this subchapter, the date of issue or date of the policy’s issue shall be deemed to be the earliest of the date of issue, the policy date and any other effective date described in the form, except in the case of backdating to save age where the date of issue or date of policy’s issue shall be the date on which coverage becomes effective.

MAXIMUM BACKDATE LENGTH: None (Follow Company Practice)

COMMENTS: none

==========================================

NEW MEXICO

CITATION: N.M.S.A. 1978, §59A-20-26 (A)(1) No life insurance policy shall be delivered or issued for delivery in this state if it contains the following provision: a provision by which the policy purports to be issued or take effect more than 1 year before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

NEW YORK

CITATION: McKinney’s Insurance Law §3208 (a)(b)(c). Antedating of life insurance policies and burial agreement prohibited

(a) No insurer shall knowingly deliver or issue for delivery in this state any policy of life insurance that purports to have been issued or to have taken effect more than six months before the date on which the application therefore was made, if thereby the premium is reduced below the premium that would be payable thereon as determined by the insured's birthday nearest the date on which the application was made.

(b) No agent or other representative of an insurer shall prepare, submit or accept in this state any application for life insurance dated earlier than the date on which the application was made by the insured or the applicant, if thereby the premium is reduced as above stated.

(c) This section shall not be construed to invalidate any contract made in violation of the provisions hereof; nor to prohibit the exchange, alteration or conversion of any policy of life insurance as of the original date thereof if the amount of insurance of the new policy does not exceed the greater of that of that of the original policy or that which the premium paid for the original policy would have purchased if the new policy had been originally applied for; nor to prohibit the exercise of any conversion privilege contained in any policy.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

NORTH CAROLINA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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NORTH DAKOTA

CITATION: NDCC, 26.1-33-06 (3).  No life insurance policy may be issued or delivered in this state if it contains the following: a provision by which the policy purports to be issued or take effect more than 6 months before the original application for life insurance was made.  This subsection does not prohibit the exchange, alteration, or conversion of any policy of life insurance.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

OHIO

CITATION: R.C. §3915.13  Back-dating policies: No life insurance company nor any of its agents shall knowingly make, issue, or deliver in this state any policy or contract of life insurance which purports to be issued or to take effect as of a date more than three months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon, as determined by the nearest birthday of the insured at the time when such application was made. In determining the date when an application was made, under this section the date of execution of the application or the date of medical examination, where such examination is required, whichever is later, shall govern.

MAXIMUM BACKDATE LENGTH: 3 months

COMMENTS: none

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OKLAHOMA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

OREGON

CITATION:  O.R.S. §743.225 (2)  A provision by which the policy purports to be issued or to take effect more than six months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

PENNSYLVANIA

CITATION:  40 P.S. §511(c).  No policy of life insurance shall be delivered in this Commonwealth, except policies of industrial insurance where the premiums are payable monthly or oftener, if it contains the following provision: by which the policy shall purport to be issued or take effect more than 6 months before the original application for the insurance was made.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

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PUERTO RICO

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

RHODE ISLAND

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

SOUTH CAROLINA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

SOUTH DAKOTA

CITATION:  SDCL §58-15-44  Dating back of application for insurance to reduce premium prohibited--Contract not invalidated: No Insurer shall knowingly deliver or issue for delivery in this state any life insurance policy which purports to be issued or to take effect as of a date more than six months before the application therefore was made, if thereby the premium on such policy is reduced below the premium which would be payable thereon as determined by the insuring age of the insured at the time when such application was made. No agent or other representative of an insurer shall in this state prepare, submit or accept any application for life insurance which bears a date earlier than the date when such application was made by the insured or applicant, if thereby the premium on such contract is reduced as above stated. Nothing contained in this section shall invalidate any contract made in violation of this section. This section shall not be construed to prohibit the exchange, alteration or conversion of any policy of life insurance.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

TENNESSEE

CITATION: T.C.A. §56-7-2308 (3).  A provision by which the policy purports to be issued or to take effect more than six (6) months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday or the last birthday of the insured at the time when such application was made; provided, that nothing contained in this subdivision shall invalidate any contract made in violation of this subdivision. This subdivision shall not apply to any policy issued under plan or trust having qualified status under subchapter D, Part I, subtitle A, Internal Revenue Code of 1954, as amended from time to time, nor under 501(a), Internal revenue code of 1954, as amended from time to time . This subdivision shall not be construed to prohibit the exchange, alteration or conversion of policies of life insurance as of the original date of such policies If the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy, or the amount of insurance which the premium paid for the original policy would have purchased if the new policy had been originally applied for, whichever is greater; nor to prohibit the exercise of any conversion privilege contained in any policy or contract;

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

 ==========================================

TEXAS

CITATION:  28 TAC §3.120(a)  (a) Except as provided by Subsection (b), a life insurance policy may not contain a provision under which the policy is issued or takes effect on a date more than six months before the date of the original policy application if the provision causes the insured to rate at an age that is younger than the age of the insured on the date of the application.  For the purposes of this subsection, the age of the insured on the date of the application is the age of the insured on the birthday of the insured that is nearest to the date of the application.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

UTAH

CITATION: U.C.A. 1953 §31A-22-401 (2)  No life insurance company may issue or deliver any life insurance policy subject this chapter under Section 31A-21-101 which contains any provision: claiming that the policy was issued or became effective more than one year before the original application for the insurance is executed, if the insured would then be rated at an age more than one year younger than his age at the date of his application, unless the aggregate amount of the annual premiums for the whole term of the back-dated period is paid in cash

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

==========================================

VERMONT

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

==========================================

VIRGINIA

CITATION: VA Code Ann. §38.2-3104 (A) No policy to be issued purporting to take effect more than six months before application made, conversion permitted

A. No life insurance policy delivered or issued for delivery in this Commonwealth shall be backdated more than six months from the date the written application for the insurance was made if the premium on the policy is less than the premium that would be payable on the policy, as determined by the nearest birthday of the insured when the application was made.

B. Neither the provisions of subsection A of this section nor any other provision of general law shall prohibit the conversion or exchange to some form of life insurance dated back to become effective at an age not less than the insured's age at this nearest birthday on the date of issue of the existing contract for:

1. A policy insuring one person for a policy insuring another person dated not earlier than the original policy exchanged;

2. The conversion of any existing life insurance policy; or

3. Any deferred annuity contract purchased by a consideration payable in annual or more frequent installments, and under which no annuity payments have yet been made. The exchanged or converted form of life insurance shall not exceed the greater of (i) the amount of insurance under the existing policy or (ii) the amount of insurance that the premium or consideration paid for the existing policy or contract would have purchased at the insured's age on his nearest birthday at the date of issue of the existing policy or contract.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

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VIRGIN ISLANDS

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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WASHINGTON

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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WEST VIRGINIA

CITATION: No regulation

MAXIMUM BACKDATE LENGTH: none

COMMENTS: none

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WISCONSIN

CITATION:  Wis. Admin. Code § Ins. 2.03 (1).   (1) No company shall issue for delivery in this state any policy or contract of life insurance which purports to be issued or take effect as of a date more than 6 months before the application therefore was made, if thereby the premium on such policy or contract is reduced below the premium which would be payable thereon as determined by the nearest birthday of the insured at the time when such application was made. The date of the Application must be considered to be the date on which the application (Part I) or the medical examination (Part II) is completed, whichever is the later.

(2) this ruling does not prohibit the exchange, alteration or conversion of policies of life insurance as of the original date of such policies if the amount of insurance provided under the new policy does not exceed the amount of insurance under the original policy or the amount of insurance which the premium paid for the original policy would have purchased if the new policy had been originally applied for, whichever is greater, nor prohibit the exercise of any conversion privilege contained in any policy or contract.

MAXIMUM BACKDATE LENGTH: 6 months

COMMENTS: none

==========================================

WYOMING

CITATION: W.S. 1977 §26-16-120(a)(i).  (a) No life insurance policy, other than industrial insurance, shall be issued or delivered in this state, or be issued by any domestic insurer, if it contains any provision: (i) By which the policy purports to be issued or to take effect more than one (1) year before the original application for the insurance is made, if thereby the insured would rate at an age more than one (1) year younger than his insuring age at date when application is made;

MAXIMUM BACKDATE LENGTH: 1 year

COMMENTS: none

Applying Premium Payments

Introduction

New Business (NB) receives premium payments at various times during the applications process.  Additional premiums may be paid in any amount, at any time, subject to certain limits.  To ensure that premium payments are processed in accordance with SEC regulations, MNL has established guidelines for internal audits and annual review of procedures.

Policy

Rule 22c-1 under the 1940 Act requires MNL to price premium payments using the accumulation unit value next computed after receipt of the premium at the designated address. Rule 6e-3(T)(b)(12) under the 1940 Act provides MNL with a conditional exemption from Section 22(c) and Rule 22c-1 and permits MNL to retain an initial or subsequent premium payment in its suspense account during the underwriting period, so long as the procedures are reflected in a current Redeemability Exemption Memorandum (“ RE memorandum”) on file with the SEC as Part C of the registration statement for the variable life insurance policy.

Once underwriting is completed, the variable life insurance policy should be issued on the next business day. Once the policy is placed inforce, the premium is removed from the General Account and allocated in accordance with the procedures stated in the prospectus.

Additional premiums may be paid in any amount, and at any time, subject to the limitation that MNL is not required to accept any premium and may set a minimum amount for any such subsequent premiums.

Premium Received with Application
Below is the process for when a payment is received with the application:
Step	Action
1	Premium is date and time stamped.
2	See Temporary Insurance Agreement Procedure (TIA) to determine if policy qualifies for TIA.
3	Policy goes into underwriting until approval.
4	Premium is applied, using the earliest date and time stamp as the effective date.
5	Premium is transferred to the subaccounts the day after policy released.

Premium Received with Final Requirements
Below is the process for when a payment is received with the final requirements.
Step	Action
1	Premium is date and time stamped.
2	Premium is applied.
3	Premium is placed into the subaccounts upon policy release.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Final Actions with Premium Refunds

Introduction

New Business (NB) will sometimes close or reject contracts during the application process.  To ensure that premium payments are returned in accordance with SEC regulations New Business has established the below procedure.

Policy
Implement the procedures established procedures for the safeguarding and prompt return of any premium paid on applications rejected during underwriting.

Close Out Process
Below outlines the process to close out a file upon request of the owner or agent.
Step	Action
1	Application is received.
2	Policy sent to underwriting.
3	Request received to stop underwriting process, prior to approval.
4	Premium is refunded to owner.
5	Letter sent to agent confirming close out.
6	Close out letter and premium (is applicable) sent to owner 7 days after agent letter.
7	File is closed and all items are in imaging file.

Rejected Application Process
Below outlines the process to close out a file when it has been declined by our New Business unit.
Step	Action
1	Application is received
2	Application sent to underwriting.
3	Requirements are ordered.
4	Requirements are received and reviewed.
5	Application is declined based on underwriting or suitability.
6	Premium is refunded to owner.
7	Letter sent to agent confirming close out.
8	Close out letter and premium (is applicable) sent to owner 7 days after agent letter.
9	File is closed and all items are in imaging file.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Variable Universal Life Suitability Review Procedure

Introduction

New Business (NB) receives applications for new coverage everyday.  To ensure that new applications are processed in accordance with SEC regulations, New Business has established guidelines regarding the Suitability Review process.

Policy

FINRA Conduct Rules require broker/dealers to determine whether its recommendation of a security is suitable. FINRA Conduct Rule 2310 requires that broker/dealers have reasonable grounds for believing that a recommendation is suitable for a customer based upon the facts available, including the customer’s other security holdings, financial situation, and needs. Broker/dealers also must make reasonable efforts to obtain certain information from retail customers, such as the customer’s financial status and investment objectives, before the execution of a transaction.

Responsible Individuals
VL ~ Manager of Underwriting

Suitability Review Form #10411
Below outlines the Suitability Review process when Form #10411 is sent with an application.
Step	Action
1	Review New Account Form and New VUL Insurance Form. If all information is present, go to Step 2. If it is not, return form to Registered Rep for completion (all changes must be initialed and dated).
2	Compare info on Application to the 1st box on New Account Form. If info matches, go to Step 3. If it does not match, contact Registered Rep for clarification.
3	Review New Account Form and additional information.
4	Check Signatures.
5	Determine if sale is suitable.
6	Contact Registered Rep with decision.

Suitability Review Form #8721
Below outlines the Suitability Review process when Form #8721 is sent with an application.
Step	Action
1	Review Form #8721. If all information is present, go to Step 2. If it is not, return form to Registered Rep for completion (all changes must be initialed and dated).
2	Compare client’s name, SS#, and replacement information. If info matches, go to Step 3. If it does not match, contact Registered Rep for clarification.
3	Review the net value, surrender charges, and front-end load information.
4	Review reinvestment, tax related questions, and additional information.
5	Check Signatures.
6	Determine if sale is suitable.
7	Contact Registered Rep with decision.

Contacting Registered Representative

CONTACTING THE REGISTERED REPRESENTATIVE, A REGISTERED PRINCIPAL, OR OSJ MANAGER

A phone call to the Registered Representative is often the best way to answer suitability questions.  For example, the Registered Principal may question why the client has chosen an aggressive fund.  The Registered Representative could provide information showing that the planned premium represents only a small portion of the client’s entire portfolio.  Therefore, background provided by the Registered Representative can often help resolve suitability related questions.

Encourage the Registered Representative to “learn” from the questions asked so that more detail is provided on future NAF or CAL forms; thus, preventing future questions.

Contacting other Registered Principals or the OSJ (Office of Supervisory Jurisdiction) may also help resolve suitability questions.  However, the Registered Representative should usually be contacted first.

Notes from any telephone conversations or correspondence should be initialed and dated so they can be placed into the policy file.

Any material changes or additions to the NAF or CAL must be initialed and dated by the applicant.

Office of Supervisory Jurisdiction Audit (OSJ)

Periodically, the OSJ Manager may conduct an audit of the New Business and Policy Change suitability review process.  Policy numbers randomly taken from the Blotter will be used for the audit sample.  Microfiche or imaged forms will be reviewed.  The policy files will be reviewed for:

Step	Action
1	Application for Life Insurance • Does product applied for correspond with NAF and CAL? • Is the amount and type of insurance applied for reasonable?
2

Application Supplement for Life Insurance

•   Are all questions answered?

•   Do premium/deduction allocation percentages total 100%?

•   Do the allocations correspond to investment objectives and risk tolerance noted on NAF?

•   Are required signatures and dates present?

3	Broker/dealer New Account Form (NAF) • Are the questions fully completed? • Are required signatures and dates present?
4

New Insurance Form: VUL Customer Acknowledgement (CAL)

•   If a replacement, is there reasonable basis?

•   has a valid reason for the replacement been provided?

•   Are required signatures and dates present?

5	Underwriting Worksheets • Is there evidence of Principal Review and Approval?
Any deficiencies are to be noted. The OSJ Manager will review and contact the Underwriter/Registered Principal to discuss any deficiencies.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Policy Change-Reinstatement Process

Insurance coverage continues as long as the net cash surrender value of the policy is enough to pay the monthly deductions that are taken out of the policy fund.  During the no lapse guarantee period, coverage continues if paid premiums (less loans and withdrawals) equal or exceed the schedule of required no lapse guarantee premiums.  If neither of these conditions is true at the beginning of any policy month, MNL will send written notification to the policy owner and any assignees on MNL’s records that a 61‑day grace period has begun and that a specified amount of current premium is due.

If MNL receives payment of that amount before the end of the grace period, then MNL will use that amount to pay the overdue deductions.  MNL will put any remaining balance in a policy owner’s policy fund and allocate it in the same manner as the policy owner’s previous premium payments.

If MNL does not receive payment within 61 days, then the policy will lapse without value.  MNL will withdraw any amount left in the policy owner’s policy fund and will apply this amount to the deductions owed to MNL, including any applicable surrender charge.  MNL will inform the policy owner and any assignee that the policy has ended without value.

If the insured dies during the grace period, MNL will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

Cyberlife Reinstatements

Purpose/Introduction

This procedure defines the processing steps required to reinstate a policy in CyberLife. The processes included are skipped coverage, also known as a gap in coverage; continuous coverage, no gap in coverage and VUL.

Internal Controls:

N/A

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item W- Variable Life Policy Lapse and Reinstatment

Additional Resources

Document/ Reference	Description
SWAP	https://login.sammonsfinancialgroup.com/cas/login?service=http%3A%2F%2Fapps.sfg.corp.local%2FcustomXp%2Fhome
Workbasket Application (NA)	http://vss-p-nawork:8080/PolicyChangeWorkbasket/faces/login.xhtml?faces-redirect=true&expired=true
Processing Worksheet	H:\Online Worksheets\0-BLANK WORKSHEETS
CyberLife	http://vss-prod-cylife:9081/CyberLife/logon.jsp
ACH	http://ach.sag.com/
Imaging	http://imaging.mnlife.com/ips/home/Main?page=search&doc_class=POL&repository=POS
L70/LifeComm	See Passport icon on your desktop
NA and MN Product Specs	https://home.sfg.corp.local/SS/IT/LifeITProductImplementation/default.aspx
Forms Factory/Smart Forms	http://vss-prd-intsrv1/formsfactory/all_formsfactory.asp
Sign On to SFG Administrative Systems	Sign On to SFG Administrative Systems
Edify	http://vss-prd-pres/pad/login.asp
Electronic Signatures	https://home.sfg.corp.local/SS/Administration/CS/AT/Life%20Procedures/Electronic%20Signature.html

Procedure

Step	Action
Access Work Item	1. Access the work item in SWAP 2. Access the policy in Cyberlife 3. Access the appropriate processing Reinstatement Worksheet Complete the worksheet as applicable during the processing
Review Request & Underwriting Approval & Policy

1.     Determine if the request is an exception request or underwritten request.

a.     If exception, review the request to determine the type of exception

                            I.  Home Officer Error – Proceed to Continuous Coverage section (this process will by-pass the MEC check)

                           II.  Leadership Business Decision – Proceed to Process Reinstatement section for correct product.

a.     Determine if policy will become a MEC and obtain necessary requirements (steps 12-15)

b.     Once in good order, go to Process Reinstatement section for correct system/product

                          III.  If underwritten request, proceed to step 2

2.     Verify the policy is within the reinstatement period – below are three different resources

a. Review policy/certificate contract

b. Review product specs in Sharepoint

c. Review product information in library

3.     Access the policy in the NA Workbasket or UW46 for MNL

4.     Review the underwriting notes for any requirements needed & underwriting approval for a change in premium class

a.     Verify the policy can be reinstated at a different class.

                                  i.    If not, send back to the underwriter to obtain new direction

                                 ii.    If so, continue

b.     MIB Codes to report

c.     Amendments, if applicable

d.     Premium

5.     Verify the correct application was received and completed in full

a.     Application should be for the issue state of the policy

6.     Verify the signatures – we do not accept stamped signatures in any situation

a.     Insured

b.     Owner

c.     Electronic Signatures

d.     If owner is a business

                                  i.    Need Corporate Resolution if one is not currently in Imaging

                                 ii.    Need 2 officer’s signature with titles

e.     If owner is a trust

                                  i.    Need the Certificate of Trust form if one is not currently in Imaging

                                 ii.    Need the trustee(s) signature(s) and title(s)

f.      If  there an Irrevocable Beneficiary, will need signature

7.     Verify if the policy has a Collateral Assignment

a.     If so, we will need a release of assignment or 2 officer’s signature with titles

b.     We also need a Corporate Resolution if one is not currently in imaging

8.     Verify mode

a.     If the request includes a mode change to EFT, we require an EFT form

9.      We do not update beneficiaries or owners, send SWAP request to appropriate department for them to send the applicable forms to the owner

10.  Verify the application signed date.

a.     If the application is dated 60 days to 180 days, a Statement of Health is required.

b.     If the application is dated more than 180 days, a new application is required

                                  i.    When returned, if any information is different will need to have underwriting review

11.  If premium is received, verify the amount received is enough to reinstate the policy/certificate (See Reinstatement Quote procedure)

a.     If the class is changed; we will require the monthly deduction at the old class to be paid to the effective date of the reinstatement and from the effective date forward, the new monthy deduction will be charged. (See class change procedure)

12.  Determine if policy will be a MEC upon reinstatement (applies to all products, except Term)

a.     Follow reinstatement quote procedure (link) and review messages

b.     If MEC message appears, ensure MEC consent is received.

                                  i.    If MEC consent not received, need to send for MEC consent and other requirements if needed

                                 ii.    If MEC consent received, determine if other requirements are needed

1.     If no requirements needed, proceed to process reinstatement

2.     If requirements needed, go to Step 13

c.     If MEC message does not appear and requirements are needed, determine if reinstatement effective date will fall outside of MEC guideline range

                                  i.    If within 7-pay period and greater than 65 days from the day of lapse, will need MEC consent along with other requirements

                                 ii.    If within 7-pay period and less than 64 days from the day of lapse, send for requirements without MEC Consent

13.  If requirements are needed – example: Amendment or premium or MEC consent

a. Send correspondence for the requirements and pend in SWAP for 3 weeks

14.  If the requirements are not received, proceed with close out process (See Close Out procedure)

15.  If requirements are received and in good order, proceed to Process Reinstatement section for correct system/product

Note: If the Policyowner requests an allocation change with the reinstatement, see leadership group for direction. Also, if the MEC indicator needs to be overlayed then IT will also need to overlay the reinstatement MEC indicator.

Process Reinstatement – Skipped Coverage

1.     Access the policy/certificate in Cyberlife

2.     Expand Financial in the navigation bar

3.     Click on Payments

4.     Expand Quote Section

5.     Enter the effective date of the reinstatement in the As of Date box

a.     Note: If the policy is reinstated in the same month it was lapsed, the reinstatement will still be handled as skipped coverage; however, the system processing behind the scenes will process the policy as continuous coverage. The approval to handle as such came from Sarah Bouwman on 10/3/2016.

6.     Enter the IGO date in the In Good Order Date box – Review Messages (this date should be the same as the effective date of the reinstatement)

a.     Note: MEC test is based on the IGO date entered

7.     Leave the Automatic Correspondence box marked (defaults to suppress the Quote letter

8.     Click Quote

9.     Verify correspondence message: “Letter was suppressed for this quote” is displayed within the quote reinstatement section

10.  Click the Add button to add the quoted reinstatement payment to the payment grid

a. Verify the money received is the amount or more than the minimum allowed premium provided in the minimum allowed premium

b. If more premium was submitted, select the payment and update the amount of premium to be applied

11.  After the reinstatement payment is added in the upper “Payments” section, Select the Reinstatement Payment from the payment grid

12.  Leave the Suppress Reinstatement Letter box unchecked to generate the reinstatement confirmation

13.  Check the auto mail check box

14.  Leave the premium increase box checked if the premium needs to be increased – should only apply if the policy is outside the No Lapse Guarantee period

15.  Click Apply and review messages

16.  Verify Status; Administration: Active (Inforce)

17.  Email check to Treasury

a.     The account number on the check should be 25504. This is where the premium will be applied out of when reinstated.

18.  Click Billing from the navigation bar

19.  Type the date the next premium is due in the Billed to Date

a.     The next bill to date will be two months after the reinstatement effective date

b.     If additional premium was paid, adjust the bill to date accordingly

20.  Update the mode, if requested

21.  Update the premium, if applicable

a.     If policy is outside the NLG period, premium amount should be no less than the last monthly deduction noted on your worksheet

b.     If policy is within the NLG period, premium amount should be no less than the monthly NLG amount

c.     Note: The premium has to be updated the same day as the reinstatement is processed in order for it to reflect on the auto correspondence

22.  Click Apply

23.  Update Address, if applicable (link)

24.  Update Phone Number

25.  Hold Overnight

26.  Verify the policy is not in grace;

a.     No date in the Lapse Date

b.     Verify MEC status

Process Reinstatement – Continuous Coverage

1.     Access the policy/certificate in Cyberlife

2.     Expand Financial in the navigation bar

3.     Click on Payments

4.     Expand Quote Section

5.     Enter the lapse date in the As of Date box

6.     Enter the lapse date in the In Good Order Date box

7.     Leave the Automatic Correspondence box marked (defaults to suppress the Quote letter

8.     Click Quote

a.     Verify correspondence message: “Letter was suppressed for this quote” is displayed within the quote reinstatement section

9.     Click the Add button to add the payment to the payment grid

10.  After the reinstatement payment is added in the upper “Payments” section, select the Reinstatement Payment from the payment grid and update the amount to $0.00

11.  Suppress the Reinstatement Letter

12.  Click Update

13.  Click Apply and review messages

14.  If there is premium to apply, click on Payments

15.  Enter the amount received in the Amount box

16.  Click Add and then Apply

17.  Email the check to Treasury

a.     Note: The money may be in a suspense account already; therefore, you will need to move in between accounts.

18.  Adjust the bill to date on the Billing screen if needed

19.  If this is a reinstatement exception request, add to the reinstatement exception spreadsheet (LINK)

a.     For PBA exceptions only – note the pending swap item that the policy has been reinstated. We do not apply any premium or send confirmation, PBA handles.

b.     For Claims and Life Services exceptions – send an email to the requestor that the policy has been reinstated and suspend the policy in Cyberlife (LINK)

                                  i.    Upload the processing worksheet (LINK)

                                 ii.    Complete the SWAP item

c.     For all other exceptions proceed to Confirmation section

Process Reinstatement – Cyberlife (Term/Whole Life)

1.     Access the policy/certificate in Cyberlife

2.     Note the Lapse date on the info page (first page) on the worksheet

3.     Expand Financial in the navigation bar

4.     Click on Payments

5.     Expand Quote Section

6.     Enter the paid to date after reinstatement in the Due Date box at the top of the payment screen

7.     Click Quote

8.     Enter the lapse date in the as of date box in the quote section

9.     Enter the IGO date in the In Good Order Date box – Review Messages

10.  Click Add

11.  After the reinstatement payment is added in the upper “Payments” section, Select the Reinstatement Payment from the payment grid

12.  Leave the Suppress Reinstatement Letter box unchecked to generate the reinstatement confirmation

13.  Click Update

14.  Click Apply and review messages

15.  Verify Status; Administration: Active (Inforce)

16.  Click Billing from the navigation bar and update the bill to date to reflect the new paid to date

17.  Email Check to treasury

a.     The account number on the check should be 25504. This is where the premium will be applied out of when reinstated.

18.  Update any other changes to the policy/certificate

a.     Address

b.     Mode

c.     Click Apply

19.  Hold overnight

20.  Verify the policy/certificate is not in grace;

a. No date in the Lapse Date

b. Verify MEC status

Process Reinstatement - VUL

1.     Access the policy/certificate in Cyberlife

2.     Expand Financial in the navigation bar

3.     Click on Payments

4.     Expand Quote Section

5.     Enter the lapse date in the As of Date box

6.     Enter the lapse date in the In Good Order Date box

7.     Leave the Automatic Correspondence box marked (defaults to suppress the Quote letter

8.     Click Quote

a.     Verify correspondence message: “Letter was suppressed for this quote” is displayed within the quote reinstatement section

9.     Click the Add button to add the payment to the payment grid

10.  After the reinstatement payment is added in the upper “Payments” section, select the Reinstatement Payment from the payment grid and update the amount to $0.00

11.  Suppress the Reinstatement Letter

12.  Click Update

13.  Click Apply and review messages

14.  Hold overnight

15.  Send request to PBA to have the grace notice pulled (has to be submitted before 8:00AM)

16.  If there is premium to apply, click on Payments

17.  As of Date for the premium should be the approval date for reinstatement or In Good Order date

18.  Enter the amount received in the Amount box

19.  Click Add and then Apply

20.  Email the check to Treasury

a.     Note: The money may be in a suspense account already; therefore, you will need to move in between accounts.

21.  Adjust the bill to date on the Billing screen if needed

Process Reinstatement - NSS

1.     Access the policy/certificate in Cyberlife

2.     Expand Financial in the navigation bar

3.     Click on Payments

4.     Expand Quote Section

5.     Enter the lapse date of the reinstatement in the As of Date box

6.     Enter the lapse date in the In Good Order Date box

7.     Leave the Automatic Correspondence box marked (defaults to suppress the Quote letter

8.     Click Quote

9.     Verify correspondence message: “Letter was suppressed for this quote” is displayed within the quote reinstatement section

10.  Click the Add button to add the payment to the payment grid

11.  After the reinstatement payment is added in the upper “Payments” section, select the Reinstatement Payment from the payment grid and update the amount to $0.00

12.  Suppress the Reinstatement Letter

13.  Click Update

14.  Click Apply and review messages

15.  Email the check to Treasury and place in the 25528 NSS account

16.  Adjust the bill to date on the Billing screen if needed

17.  Suspend the policy (LINK)

18.  Add a note in Policy Messages

19.  Complete NSS template and send to appropriate email box

20.  Proceed to Confirmation section

Confirmation

1.     Verify suspense is clear

2.     Type or review the applicable confirmation letter

a.     Upload word letter to Imaging.

3.     Print a copy for the owner and agent, if active

4.     Mail the following:

a.     Confirmation Letter

b.     Reinstatement Application, if applicable

5.     AXPL the policy from APRD and/or delete any messages related to the reinstatement on Policy Messages or Policy Notes.

6.     Input mailed date in UW46 – MN policies only (Link)

7.     Upload processing worksheet.

8.     Complete SWAP item.

Confirmation

1.     Verify Suspense is clear

21.  Type or review the applicable confirmation letter

b.     Upload word letter to Imaging.

2.     Expel APRD – NA policies only (Link)

3.     Input mailed date in UW46 – MN policies only (Link)

4.     Mail letter and application/forms if needed

5.     Upload processing worksheet (Link)

6.     Complete the SWAP item

New MEC Messages

NOTE - Messages will appear in black prior to processing the transaction and will turn to red once the transaction has been processed

1.     IGO Date is not valid or is less than the Reinstatement Date:

2.     IGO Date is Less Than the As of Date:

3.     IGO Date is not equal to the Reinstatement Date:

4.     An alert (warning message) will generate on the payment screen in CyberLife that the policy will become a MEC due to reinstatement and ask if Affirmative Written Consent has been received. If the policy is reinstated outside of the 90 day window, the following informational messages will be produced, depending on circumstances.

5.     New 7Pay starts message:

6.     MEC to MEC reinstatement:

7. Reinstatement will cause a policy to become a MEC only after RNST” edit message will only display once the reinstatement is processed.

Death Benefit Option Change

The Policy Change Department receives requests to change death benefit option on existing Variable Life policies.

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount

Purpose/Introduction

This procedure defines the processing steps necessary to change death benefit option.

Additional Resources

Document/Reference	Description
Sign On to SFG Administrative Systems	Sign On to SFG Administrative Systems
Apply Money	Apply Money
Billing Mode and Premium Change	Billing. Mode and Premium Change
Generate Correspondence	Generate Correspondence
SWAP – Process Work Items	SWAP - Process Work Items
Agent Look Up	Agent Look Up
Illustration System

Procedure

Step	Action
Access Work Item

4.     Access the work item in SWAP.  See Additional Resources for the link to the SWAP – Process Work Items procedure.

5.     Access the policy the in appropriate system.  See Additional Resources for the link to the Sign On to SFG Administrative Systems procedure.

6.      Access the Processing Miscellaneous Change Worksheet

Complete the worksheet as applicable during the processing.

Review Request

1.     Open Imaging.

2.     Click on the application/request.

3.     Verify the correct application was received and completed in full.

a.     Application is state specific.

4.     Verify the following items; Update information if applicable:

a.     Insured’s name

b.     Date of Birth

c.     Social Security Number

d.     Address

e.     Phone Number

f.      If the following information is incorrect in the system, request applicable documentation.

5.     Verify the signatures:

a.     Insured

b.     Owner

c.     Do not accept stamped signatures

d.     If owner is a business, need 2 officer’s signature with titles.

              i.        Need Corporate Resolution if one is not currently in Imaging.

e.     If owner is a trust we will need the trustee signature.

              i.        Need the Certificate of Trust form if one is not currently in Imaging.

f.      If there is an Irrevocable Beneficiary, will need signature.

6.     Verify if the policy has a Collateral Assignment.

a.     If it is collaterally assigned, we will need a release or 2 officer’s signature with titles.

7.     Verify the billing mode.

a.     If changing to EFT request EFT form.

8.     Verify the application is dated.

9.      Verify the approval from the underwriter.

10.  Review if there are any requirements needed, for example: Amendment.

a.     Any updates to the application would require an amendment.

  Review Imaging and notes from underwriter.

11.  Contact agent or customer for any requirements needed and pend in SWAP for 3 weeks

a.     If the requirements are not received close out.  (Link)

b.     If requirements are received proceed.

Review Policy

1.     Verify the Paid to Date.

a.     If policy is in grace, request premium along with any other requirements.

Policy must be active and cannot be in grace to make the change.

2.     If this change needs to be backdated AND the policy anniversary will be crossed, review with Actuary for MEC or guideline violation before processing.

a.      Complete the actuarial template on the H drive labeled – Backdated Activity Approval Spreadsheet v1.0 and submit to the Actuarial team.

b.     Actuarial will review the change and premium payments to ensure guidelines are accurate.

c.     Actuarial will communicate their directions on the template.

d.     Upload the completed template to imaging.

3.     Determine the effective date.

a.     Monthiversary after approval and the requirements are in good order.

b.     UL - The MAV need to be the month prior to the effective date.

4.      Verify if the policy is within the NLG period.

  Policy Schedule page will have the date the NLG premium expires.
  Note the processing worksheet.

5.      Run an illustration for the appropriate system (If policy is a Variable, illustration is not needed). (link)

Review Illustration

1.     Review the illustration or spreadsheet when completed.

2.     If the illustration shows the policy will run without violating guideline proceed to step 5.

3.     Verify if the change causes the policy to become a MEC.

a.     If so, send the DBO Change MEC consent letter - MNL.

b.     Mail letter – Owner, agent, if active.  See Additional Resources for the link to the Agent Look-Up procedure.

c.     Upload to Imaging.

4.     Verify if the change causes the policy to violate guidelines within the next 10 years.

a.     If so, send the DBO Guideline letter – MNL.

b.     Mail letter – Owner, agent, if active.  See Additional Resources for the link to the Agent Look-Up procedure.

c.     Upload to Imaging.

1.     If MEC or Guideline is violated, pend the work item in SWAP to follow-up for three weeks.  When the signed authorization letter is received in our office, proceed with the change.

2.     If the letter is not received, then close out the SWAP request.

Links

Click on the links below to go to a specific section of the procedure:

Click here to go to Processing – Cyberlife.

Click here to go to Level to Increasing – Edify.

Click here to go to Increasing to Level - Edify.

Click to Generate Correspondence.

Click   to go to Exception Reports.

Process – (Cyberlife)

1.     On the Navigation Bar, click on Future Changes:

2.     Click on the plus sign (+) next to the base insured’s name.

3.     Click on the base coverage benefit.

4.     Enter the effective date of the change in the Date Field.

a.     The effective date is the next monthiversary after application is in good order (IGO).

5.     Under the Type drop-down list select “Scheduled Death Benefit Option Change”.

6.     Under the Death Benefit Option drop-down, select the option you are changing to.

7.     Review the product specification to see if the specified amount should remain the same or if the specified amount increases or decreases due to the option change.

a.     If the specified amount is to remain the same or if they are requesting an increase or decrease in coverage, you will need to check the “Override Increases or Decreases” button.

              i.        The system will not adjust the specified amount by the policy’s account value.

b.     If the policy is a MEC or will become a MEC check the “Override TAMRA Test” box.

8.     Click Add.

9.     Click Apply.

10.  Verify that the scheduled change is listed.

11.  Click Apply.

12.  If a premium change was requested, see Additional Resources for the link to that procedure.

13.  If policy was entered into UW46 complete the following steps:

a.     Press Pause/Break to get a blank screen.

b.     Key PC70 policy number,co=15

14.  Press Enter.

15.  Enter the following dates:

a.     Completion Date - Date change completed.

b.     Mail Date – Date confirmation will be mailed.

16.  Press Enter.

17.  Click to generate correspondence.

Level to Increasing -(Edify)

1.     Access policy on the Policy Information Screen.

2.     Verify policy is not suspended.

3.     Verify the current deduction date on policy is same as effective date of change.  If on EFT, is the policy in process of drafting.  If yes, then wait until draft complete to process change.  If no, proceed with processing.

4.     If deductions need to be reversed.

a.     Go to blank Passport screen.

b.     Type “Deen T604r:” press enter.

c.     Enter the YRT phase.

d.     Input the date you are reversing deductions back to.

e.     Input 99999999.99.

f.      Press Enter.

5.     If deductions were reversed, wait until next day to process Option Change.  If deductions were not reversed proceed with change.

6.     Click on the Coverage/Benefit Info link.

7.     The Coverage/Benefit Info screen will populate in a separate Edify browser screen.

a.     Note the YRT phase on the Coverage/Benefit Info Screen.

b.     Once the YRT phase number is noted, you may close the Coverage/Benefit Info screen.

8.     In Passport access the DEEN T604R; screen.  See Additional Resources for link to Sign On to SFG Administrative Systems procedure.

9.     Press Enter.

10.  In the Control Data box enter the following information:

a.     Desk - Processing Change Techs Desk Code

b.     Company - Policy company code.

c.     Policy – Enter the 8 digit policy number.

11.  In the Changes box enter the following information:

a.     Phase - YRT phase number

b.     Effective Date - 1 month prior to the current

c.     Deduction Paid to Date

d.     Change in Death Benefit Option - Number code for the requested Death Benefit Option (New DB Option)

              i.        Level Death Benefit - 1

             ii.        Increasing Death Benefit – 2

12.  Press Enter.

13.  A confirmation message will appear on the screen.

14.  If processing a decrease or increase, need to wait until the next day to process.  (see increase/decrease procedure)

15.  Pend in SWAP.

16.  If a premium change was requested, see Additional Resources for the link to the Billing, Mode and Premium Change procedure.

17.  If premium needs to be applied, see Additional Resources for the link to Apply Money procedure.

18.  Complete PC70 to add mail & completion dates.

19.  Click here to generate correspondence.

Increasing to Level – (Edify)

1.     Access policy on the Policy Information Screen.

2.     Verify policy is not suspended.

3.     Verify the current deduction date on policy is same as effective date of change.  If on EFT, is the policy in process of drafting.  If yes, then wait until draft complete to process change.  If no, proceed with processing.

4.     If deductions need to be reversed.

5.     Go to blank Passport screen.

a.     Type Deen T604r;

b.     Press Enter.

c.     Enter the YRT phase.

d.     Input the date you are reversing deductions back to.

e.     Input 99999999.99.

f.      Press Enter.

6.     If deductions were reversed, wait until next day to process Option Change.  If deductions were not reversed proceed with change.

7.     Click on the Coverage/Benefit Info link.

8.     The Coverage/Benefit Info screen will populate in a separate Edify browser screen.

a.     Note the YRT phase on the Coverage/Benefit Info Screen.

b.     Once the YRT phase number is noted, you may close the Coverage/Benefit Info screen.

9.     In Passport access the DEEN T604R; screen.  See Additional Resources for link to procedure on how to sign into Passport.

10.  Press Enter.

11.  In the Control Data box enter the following information:

a.     Desk-  Processing Change Techs Desk Code

b.     Company - Policy company code

c.     Policy - 8 digit policy number

12.  In the Changes box enter the following information:

a.     Phase - YRT phase number

b.     Effective Date - 1 month prior to the current

c.     Deduction Paid to Date

d.     Change in Death Benefit Option - Number code for the requested Death Benefit Option (New DB Option)

              i.        Level Death Benefit - 1

             ii.        Increasing Death Benefit – 2

13.  Press Enter.

14.  A confirmation message will appear on the screen.

15.  If processing a decrease or increase, need to wait until the next day to process.  (see corresponding procedure)

16.  Pend in SWAP.

17.  If a premium change was requested, see Additional Resources for the link to that procedure.

18.  If premium needs to be applied, see Additional Resources for the link to that procedure.

19.  Completed PC70 to add mail & completion dates.  Click here for details on how to complete that process.

Generate Correspondence

1.     Complete the applicable letter:

a.     MEC Confirmation Letter – No Charge – MNL

b.     Non-MEC Confirmation Letter – No Charge – MNL

c.     Print letter –1 owner, 1 agent, if active

d.     Upload to Imaging (Link)

2.     Type Endorsement

a.     Print Endorsement – 1 owner, 1 agent, if active

b.     Upload to Imaging  (Link)

3.     Mail letter, copy of application, illustration, and endorsement

4.     Illustration can be mailed separately if needed

5.     Complete database item (Link)

6.     Upload processing worksheet

7.     Complete SWAP request

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Suitability Review for Increase in Specified Amount

All Increase requests for variable products submitted to Policy Change will require a suitability review and approval by a registered principal. A new Customer Information Statement will need to be submitted with the request. If Allocations are being revised, an updated copy should be included. If no change in allocations is requested, the initial form contained in the policy file will be reviewed.

Policy Change-Increase Process

The Policy Change Department receives requests to increase coverage on existing Variable Life policies.

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount

Purpose/Introduction

This procedure defines the required processing steps to increase coverage on an UL/IUL/VUL policy/certificate for any insured, upon receiving a written request for the owner and underwriter approval.

Additional Resources

Document/Reference	Description
SWAP Process Work Items	SWAP Process Work Items
Sign On to SFG Administrative Systems	Sign On to SFG Administrative Systems
Suspend Unsuspend Identify Desk Code	Suspend Unsuspend Identify Desk Code
SWAP – Review Work Items	SWAP - Review Work Items
Workbasket	Link NA Policy Change Home Page

Forms Factory	Forms Factory
Processing Worksheet	Policy Change drive/11-North American Team/0-Processing Worksheets
Imaging	Link NA Policy Change Home Page
Illustrations
Suspense Accounts	Link NA Policy Change Home Page

Procedure

Step	Action
Access Work Item

1.     Access the work item in SWAP, see SWAP - Process Work Items

2.     Access the policy/certificate, see Sign On to SFG Administrative Systems

3.      Access the Processing Miscellaneous Change Worksheet.

Complete the worksheet as applicable during the processing.

Review Request

1.     Open Imaging

2.     Click on the application/request.

3.     Verify the correct application was received and completed in full.

a.     Application should be for the state the change request was signed in.

4.     Verify the following information using the Policy Information screen in and update the information if applicable.

a.     Insured’s name

b.     Date of Birth

c.     Social Security Number

d.     Address

e.     Proof is required to update SSN, DOB or a name change.

5.     Verify the signatures of the:

a.     Insured

b.     Owner

c.     Agent if applicable

              i.        Note, we do not accept stamped signatures

             ii.        Electronic signatures

d.     If owner is a business, we require the following:

              i.        Signature with titles of 2 officers’.

             ii.        Corporate Resolution if not in imaging, a copy will be required.

e.     If owner is a trust, we will need the following:

              i.        The signature of the trustee.

             ii.        Certification of Trust form if not in imaging, will be required.

f.      If there is an Irrevocable Beneficiary, will need signature.

6.     Verify if the policy/certificate has a Collateral Assignment.

a.     If it is Collaterally Assigned. we will need the following:

              i.        A release or 2 officer’s signature with titles.

             ii.        Corporate Resolution

7.     Verify mode.

a.     If the request include changing the mode to EFT, a completed EFT form is required.

8.     Verify the application is dated.

a.     If the application is dated 90 days to 180 days, we require a Statement of Health.

b.     If the application is dated after 180 days, we require a new application.

9.      Verify the approval from the underwriter.

  Workbasket
  Imaging

10.  Verify if amendment(s) will be required (link future guidelines)

  Review Imaging for underwriter’s notes.

11.  If there are no outstanding requirements, proceed to Review the Policy/Certificate.

12.  If there are outstanding requirements:

  If a Midland National policy/certificate, unapprove change
    Add delivery requirements to UW46
  Contact agent or customer via phone, email or mail and request the information.
  Pend the work item in SWAP for 3 weeks.
    If the requirements are not received close out  (Link)
    If requirements are received proceed

Review Policy/Certificate

1.     Access policy/certificate in the appropriate system.

2.     Review the policy/certificate status to ensure it is active, if the policy/certificate is not active the request cannot be processed.

3.     Review the Paid to Date.

4.     If change is backdated prior to the last anniversary, send to actuary to verify if MEC or Guideline will violate.

5.     If the date is in the past, and the policy/certificate is in grace.

a.     Request premium as well as any other outstanding requirements prior to processing.

6.     Note: Policy/certificate must be active and cannot be in grace to make the change.

7.     Determine the effective date, which is the MonthAversary after approval and the requirements are in good order.

a.     Note: for a UL, the MAV needs to be the month prior to the effective date.

8.     Review the Policy/Certificate Schedule page for the date the NLG premium expired to determine if the policy/certificate is within the NLG period.

9.     Note this information on the worksheet.

10.  Note the cash value and loan information.

11.  Run an illustration for the appropriate system.

12.  Link to Illustration procedures.

Review Illustration

1.     Review the illustration or spreadsheet when completed.

2.     If the illustration shows the policy/certificate will run without violating guideline within the next 10 years or becomes a MEC proceed

3.     Or if the policy is already a MEC proceed

4.     If Illustration shows the change causes the policy/certificate to become a MEC

a.     Send Increase MEC Consent Letter

b.     Mail letter – Owner, agent, if active

c.     Upload to Imaging

d.     Pend in SWAP for 3 weeks

5.     If the illustration shows the change causes the policy/certificate to violate guidelines within the next 10 years

a.     Send Increase Guideline Letter.

b.     Mail letter – Owner, agent, if active

c.     Upload to Imaging

d.     Pend in SWAP for 3 weeks

Links

Click here to go to Process Increase in LifeComm.

Click here to go to Verification in LifeComm.

Click here to go to NSS LifeComm.

Click here to go to Process Increase in Cyberlife.

Click here to go to Target Maintenance Cyberlife.

Click here to go to NSS Cyberlife.

Click here to go to Confirmation.

Process Increase LifeComm

1.      Access the policy/certificate in LifeComm, DMSK INFO.

2.      Suspend the policy/certificate.

3.      Verify the MAV’s match the effective date.

  If they do not, reverse MAV’s.
  Update SWAP in File Maintenance to the next business day.
  Verify the MAV’s match the effective date.

4.      Go to LifeComm, MASK APMM

5.      Update the following:

  ENTRY CODE – 1FF
  NO OF UNITS – Enter the new death benefit amount.
  If increasing a rider; type the new death benefit amount in the AC# trailer that corallites with the correct insured.

6.      Press the Insert Key

7.      Locate the AF1 trailer.

8.      Add the following to the trailer: ,3/effective date//class code//amount increasing by (refer to Freeform Documentation)

9.      Space out the comma from the SPP= trailer

10.  Type 32 in UWID

11.  Press Enter

12.  Correct and zap applicable errors

  Refer to error book for questions and how to correct errors.

13.  Type ATRN over AREI.

14.  Press Enter.

15.  Type ADLR over ATRN.

16.  Press Enter.

17.  Update SWAP in File Maintenance to the next business day.

Verification LifeComm

1.      Access the work item in SWAP.

2.      Access the policy/certificate in LifeComm, DMSK INFO

3.      Verify the death benefit increased.

4.      Update the mode and/or premium amount; if requested.

5.      Unsuspend the policy/certificate.

6.      Update SWAP in File Maintenance to the next business day.

7.      Order Illustration (3160, actuary, or spreadsheet)

  Note; if the change is effective in the future, the illustration cannot be run until the MAV’s for the effective date have run. The process is complete.

NSS - LifeComm

1.      Access the policy/certificate in LifeComm, DMSK INFO

2.      Review the policy/certificate status to determine if the policy is suspended.

3.      If it is not, suspend the policy.

4.      Set up as a NSS

  Complete the No System Template, see SFG Exception Listing Template

5.      Email the completed template to your Manager.

6.      Run spreadsheet if the policy/certificate is within the NLG period.

Process Increase CyberLife

1.      Access the policy/certificate in CyberLife,

2.      Click on Coverage in the main menu on the left side of the screen.

3.     Expand the client in the Benefit Information section to view the plan name for the insured approved for the increase and check if they have Waiver of Premium.

4.     Click on the insured approved for the increase under “Client”.

5.     In the “Rider/Coverage Name” drop down list, select the base plan description.

6.     In the “Units” field, enter the number of units per thousand of coverage for the increase.

7.     In the “Issue Date” field, enter the increase effective date (typically the monthAversary date following the IGO date

8.     If the rate class was changed select the rate class approved by the Underwriter from the “Rate Class” drop down list, if no change to premium class, proceed to the next step.

9.     Enter the Application Signed Date from the application.

10.  Enter the Application Signed State from the application

11.  Click Add

12.  The coverage you added will appear under Coverage and key the following:

a.     Click on the coverage added.

b.     A checkmark should be in the box under “Selected”.

c.     Expand the “Add Rider Agent”.

d.     The “Effective Date” field should be pre-filled.

13.  Access the policy/certificate in HOST, 62D2

a.     Verify if the agent code on the application is different.

14.  Type AG52 over 62D2

a.     Verify the submitting agent’s active code and note the agent code and profile code associated with the active code.

b.     Note “the agent code used may be an inactive code for the agent, the profile code links to the active code.

15.  Access the policy/certificate in CyberLife.

16.  In the “Writing Agent” field, enter the agent code, then tab, which was in the Coverage screen.

a.     Cyberlife will go to Performance+ to get the available Agent Profile codes.

b.     Select the Agent Profile code as on 62D6/AG52.

c.     If different select the profile code given to you by Commissions.

17.  In the “Commission” field enter the percentage for the agent.

a.     Example: 100.00 to credit the coverage to one agent.  For a 50/50 split enter 50.00.

18.  Click Add.

a.     If there is an agent split, repeat steps. (Do not click on coverage 2nd time).

b.     Manually input the Effective Date. (The date application was signed)

19.  Check for Waiver of premium on the policy/certificate.  Expand the “+” next to the insured to add the waiver.

20.   Click on the coverage you added to add Waiver to it.

21.  Under Benefit Information select “Waiver of Premium” from the Benefit Type dropdown box.

22.  Enter the Issue Date, which is the same as the increases effective date.

23.  The units will be the amount of units for the coverage.

24.  Enter the WP rating in the rating box, if it does not have a rating enter 100.

25.  Click Add

26.  Click Apply

27.  Order Illustration or run spreadsheet

  If the change is effective in the future, the illustration cannot be run until the run.

Target Maintenance CyberLife

1.     Increase with no premium change, a CZ target will need to be added for .01 so no premium is allocated to the new coverage since there was no premium increase.

2.     From the navigation bar click on “Target Maintenance”.

3.     Click on the plus sign (+) to expand Coverage.

4.     Click on the increase for the coverage that was added.

5.     Enter the effective date of the coverage in the Date box.

6.     Select “Allocation Target” from the drop down box.

7.     Enter .01 in the amount box.

8.     Click Add.

a.     Note: The allocation target will now be available to view under the coverage.

9.     Click Apply

10.  If the increase has Waiver of Premium go to the Benefits section.  Expand to see the Waiver of Premium.

11.  Click on “Waiver of Premium”.  Add a CZ (allocation) and a CY (over/under) target for .01.

12.  Click Apply.

13.  Coverage Addition with a premium increase: You will add a CZ target for all components (except benefits with no cost, examples are LNR, ABR, etc)  Note, this only applies if there is additional coverage.

14.  Access Performance Plus. (Link)

15.  Click on “Account/Case Search”.

16.  Enter Policy/Certificate Number

17.  From the “Type of Search” drop down box select “History”.

18.  Click Go.

19.  Annualize the amount being allocated to each phase.

a.     This will need to be done for any benefits on the phase as well.

b.     Click on each amount to determine with coverage/benefit it is reflecting.

20.  Access the policy/certificate in CyberLife

21.  From the Navigation bar click on “Target Maintenance”.

a.     Example case: premium increased from 800.00 monthly to 1000.00 monthly

b.     Phase 1 = 786.40 x 12 = CZ 9438.80

c.     Phase 1 WP= 13.60 x 12= CZ 163.20

d.     Phase 2= 200 x 12 = CZ 2400.00

e.     Phase 2 WP add a CZ and a CY (over/under) target for .01

22.  Cyberlife will only accept 1 CZ for a phase at a time. You will need to add the base allocation targets, Click Apply; then add the benefit allocation targets.

23.  Expand Coverage.

24.  Click on the coverage you will be adding the allocation target on.

25.  Enter the effective date of the coverage in the Date box.

26.  Select “Allocation Target” from the drop down box.

27.  Enter the annual premium amount in the amount box.

28.  Click Add.

a.     Note: The allocation target will now be available to view under the coverage.

29.  Click Apply.

30.  Repeat these steps to add the allocations on the benefits.

31.  Coverage Addition without an increase in premium:  You will only add a Allocation Target and Over/Under Target on the increase coverage for $0.01

32.  If the policy/certificate has elected PGR (not a product where PGR is automatic like EGUL or CULG) you will need to manually calculate the new monthly MAP and increase Target amount

a.     For new monthly MAP you will select the original coverage phase, enter the increase effective date, select Minimum Premium, and input the new monthly MAP amount.

33.  For the increase in Target, you will select the increase coverage, input the increase effective date, select Over/Under Target, and input the increase Target amount.

NSS - CyberLife

1.      Review the policy/certificate status to determine if the policy is suspended.

2.      If it is not, suspend the policy/certificate.

3.      Set up as a NSS

  Complete the No System Template, see SFG Exception Listing Template

4.      Email the completed template to your Manager.

5.      Run spreadsheet if the policy/certificate is within the NLG period.

Process Increase Edify

1.      Access policy/certificate in Edify

2.      Verify policy/certificate is not suspended

3.      Verify the deduction date matches the effective date of the change

a.       If on EFT and is the process of drafing wait until the draft is complete

b.      Reverse deductions

c.       Update SWAP in File Maintenance to the next business day

4.      Select Death Benefit from Processing Menu

a.       Phase will default to base insured

5.      Click Policy # Submit

6.      Determine the insured’s age as of the last policy/certificate anniversary date (attained age)

7.      Note worksheet

8.      Verify if the policy is within the No Lapse Guarantee Period

a.       If so, locate correct rates/ratecards and manually calculate the NLG for the attained age and increase in death benefit.

b.      Take the NLG rate times the increased number of units

c.       If the policy has Waiver of Premium, calculate the NLG

d.      Add to amount to the increase NLG amount above

e.       Include table rating, if applicable

f.        Note amount on worksheet

g.      If not, proceed

9.      Calculate the Target, locate the rates/ratecard based on attained age and increase in death benefit

a.       Take target times the increased number of units

b.      Include any table ratings, if applicable

c.       Add the increase Target to existing Target

10.  Note total Target amount on worksheet

11.  Verify with the ratecards if the new death benefit wil change bands.

12.  Note worksheet

13.  Complete the following fields in Edify

a.       Enter Exp/Thou phase number in Expense Phase, if the policy has an expense per thousand

b.      Enter the new APPU if changing bands in Expense Phase APPU

                                                  i.      Leave blank if no change to bands

c.       Enter amount of increase in Death Benefit/WP Change (only enter decimal)

                                                  i.      EX: $100,000 would be entered 100000.00

d.      Enter new annual premium divided by 100 in Annualized Premium

                                                  i.      Leave blank if no change in premium

e.       Enter current APPU id the policy/certificate changes bands in Ann Prem Per Unit

f.        Enter current Waiver of Premium if the Wavier of Premium APPU is changing in Waiver of Premium

g.      Enter in correct band if increase is changing bands in Band

h.      Enter the increase LBG amount in NLG/Base Premium

i.        Enter total Target amount in Target Premium

j.        Select None in Endorsements

14.  No changes need to be made to

a.       Change Effective Date

b.      Update Billing Info

c.       Address Information

15.  Click Submit Update

16.  Click Ok

17.  Agent Comp Trailer will generate, verify the increase in coverage is displayed

18.  Proceed to Passport

19.  Key CLCD policynumber,co=15

20.  Enter

21.  Enter Service Fee Rate noted on worksheet

a.       If none is indicated contact commissions for renewal rate

22.  Pause/Break

23.  Type PCLR policynumber,co=

24.  Enter

25.  Verify the agent who signed application for increase, if any

a.       If agent is the original writing agent, enter the agent code in agent field

b.      If agent is different than original agent enter agent code in Reassigned field

26.  Enter the net change in Annualized Premium noted on your worksheet

a.       Input a whole dollar, round dollar amount if needed

27.  Enter net change in Target Premium noted on your worksheet

a.       Input a whole dollar, round dollar amount if needed

28.  Enter net change in Face Amount noted on your worksheet

a.       Input a whole dollar, round dollar amount if needed

29.  Enter percent of the WA commission deduction (service fee) noted on your worksheet

30.  COLR Increase Y or N

31.  Rider Increase Y or N

32.  Non COLR Increase Y or N

33.  New Business Adjust  N

34.  Press F1 to calculate

35.  Screen print and email to commissions

36.  Press F4 to stow

Confirmation

1.      Update phone number if applicable

2.     Complete the applicable Confirmation Letter:

a.     MEC Confirmation Letter No Charge

b.     Non MEC Confirmation Letter No Charge

3.     Print the applicable number of letters, one for the owner and 1 for the agent, if active.

4.     Type Endorsement.

a.     If the policy is in Cyberlife the Endorsement can be done in XPression.

b.     If the policy is in LifeComm this would be a manual letter.

5.     Print the applicable number of Endorsements, one for the owner and 1 for the agent, if active.

6.     Mail letter, application, illustration, and endorsement

a.     Illustration can be mailed separately if needed

7.     Upload all documentation to Imaging. (Link)

8.     If Midland National policy/certificate enter the date the confirmation letter was received in UW46.

NOTE* Unable to reverse the change once the change has been completed and confirmation has been sent.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Suitability Review for Decrease in Specified Amount

All decrease requests for variable products submitted to Policy Change will require a suitability review and approval by a registered principal. A new Customer Information Statement will need to be submitted with the request, as well as an updated Allocation form, if allocations are to be revised. Otherwise, allocations will remain as they were prior to the change.

Policy Change-Decrease Process

The Policy Change Department receives requests to decrease coverage on existing Variable Life policies.

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item V- Processing Changes in Death Benefit Options and Face Amount
MAP Calculation Procedure	Add Link to procedure when procedure is complete

Additional Resources

List any titles or links to related procedures, worksheets or job aids that may be necessary to complete this process.

•   SWAP - Process Work Items

•   Sign On

•   Status - Order - Class

•   Edoc Library Information

•   Suspend Unsuspend Identify Desk Code

•   Policy Change ShaprePoint Home Page

•   SFG Exception Listing Template

•   Decrease Quotes UL IUL NA NALIF

•   Premium Quote - PC

•   Illustrations Systems - In-Force

•   Illustrations - In-Force - ACE

•   Illustrations - Class

•   Reverse Deductions

•   Correspondence - Generate

•   Agent Look Up

•   Change Premium Mode and Billing

•   Riders - Remove

•   Reading the A Screen

Access Work

Step	Action
1	Access the work item in SWAP. See Additional Resources for the link to the SWAP procedure.
2	Access the policy in the applicable system. See Additional Resources for the link to the Sign On procedure.
3	Access the image file. See Additional Resources for the link to the Sign On procedure.
4	Access the Processing Miscellaneous Change worksheet. Complete the worksheet as applicable during processing.

Review Eligibility
Complete the following to determine if the policy is eligible for the decrease.

Step	Action
1	Verify the amount being requested.
2	Verify the decrease is allowed for the product and/or rider.
3	Verify the amount is not below the minimum death benefit by reviewing the following: • Policy Schedule • Product Grid • Library for rate card

Review Request	Complete the following to review the decrease request.

Step	Action
1	Verify the following items and update if applicable: • Insured’s name • Address • Phone Number
2	Verify signatures:
	If ...	Then ...
	Insured	Verify signature.
	Owner	• Verify appropriate signature is on the request. • MN will accept e-Signatures. We need to receive the Certification of Completion with the signed document. This is only be accepted through Docusign
	The owner is a business.	• We require the signatures of two officers with titles. • A Corporate Resolution if there is not one currently in the file.
	The owner is a trust.	• We require signature of the trustee. • A Certificate of Trust form if there is not one currently in the file.
	There is an Irrevocable Beneficiary.	We require their signature.
	Verify if the decrease will cause any violations on the policy.	Verify if there is a: • Decrease charge associated with the policy. • Will the policy will violate MEC or GSP. If so, send one letter asking for all the appropriate signatures at one time.

3	Review the policy to determine if it has a Collateral Assignment. If so, we require one of the following: • A release • Signatures of two officers with titles.
4	Verify the billing mode. If the mode is being changed to EFT, an EFT form must be completed.
5	Verify the application/request is dated. If the request is older than 90 days, request a new application.

Review Policy - UL or IUL
Complete the following steps to review the policy in the appropriate system.

Step	Action
1	Verify the policy is active.
2	Verify the paid to date. The policy must be active and not in grace prior to making any changes. If the policy is in grace, request premium as well as any outstanding requirements prior to processing.
3

Determine if the change is backdated prior to the last anniversary.  If so, it will need to be reviewed by actuary for MEC or guideline violation before processing.  To submit a policy to actuary for review complete the Backdated Activity Approval worksheet H;\06-Spreadsheets.

Submit to the actuary team before proceeding with the processing.

Actuary will:

•   Review the change and premium payments to ensure guidelines are accurate.

•   Communicate their directions on the template.

•   Upload the completed template to imaging.

•   Pend the work item in SWAP until a response is received from Actuary.

4	Make note of the Cash Value on the processing worksheet.
5

Use the Snipping tool to make screen prints of the following screens:

•   Policy Information

•   Value Inquiry Screen

•   Target Details (Values Inquiry Screen)

•   Financial Activity screen(s)

•   Coverage

Note, these screen prints need to be made prior to starting any processing.

6	Determine if there is a loan on the policy. If so, make note of the loan amount on the processing worksheet.
7

Determine if the policy is in the surrender charge period and has a decrease surrender charge.  If the policy is in its surrender period and in Cyberlife:

•   Access the Future Changes screen in Cyberlife

•   Quote the surrender charge for the decrease.

8	Run an illustration for the appropriate system. See Additional Resources for the link to the illustration procedure.

Review – UL or IUL
Complete the following steps to review an illustration for MEC status on a UL/IUL.

Step	Action
1	Review spreadsheet/illustration.
	If ...	Then ...
The change causes the policy to become a MEC or is within surrender charge period.

•   Send applicable correspondence:

- Decrease Quote MEC letter with SC need premium – MNL/NAC

- Decrease Quote MEC letter with SC no premium – MNL/NAC

- Decrease Quote MEC letter with NO SC need premium – MNL/NAC

- Decrease Quote MEC letter with NO SC no premium – MNL/NAC

•   Mail the letter to the owner and agent, if active.

•   Upload letter to imaging.

•   Change the SWAP work item to PC Quote and complete out.  (If signed letter is received to process the decrease a new SWAP item will be created at that time.)

•   Save a copy of the processing worksheet in the H:\Online Worksheets\4-MNL Misc Changes\Decrease Letter Sent.

•   Set a follow up date of 3 weeks from the date of the letter.

The change causes the policy to violate guideline within the next 10 years.

•   Send the Decrease Guideline letter – MNL/NAC.

•   Run an illustration to send with the letter that will state what they can reduce the policy to without violating GSP.

•   Mail the letter to the owner and agent, if active.

•   Upload letter to imaging.

•   Close out the work item in SWAP.

The policy does not violate and has a decrease surrender charge.

•   Send applicable correspondence:

- Decrease Quote Non-MEC with SC no premium - MNL/NAC

- Decrease Quote Non-MEC letter with SC need premium - MNL/NAC

•   Mail the letter to the owner and agent, if active.

•   Upload letter to imaging.

•   Change the SWAP work item to PC Quote and complete out.  (If signed letter is received to process the decrease a new SWAP item will be created at that time.)

•   Save a copy of the processing worksheet in the H:\Online Worksheets\4-MNL Misc Changes\Decrease Letter Sent

	The illustration shows the policy will run without violating guideline or MEC and is outside the surrender charge period.	Click on the applicable tab in the Process section.

Process

Unprocessed Correspondence – UL
If no response is received to the correspondence by the close out date, upload the worksheet from the Decrease Letter Sent folder on the H Drive to Imaging.

UL Cyberlife – MNL
Complete the following steps to process a decrease on UL/IUL policy for MNL policy in Cyberlife.

Step	Action
1

Access the policy in Cyberlife.  Note, processing should only be done if the requirements are received and in good order or the policy is outside the surrender charge period.  See Additional Resources for the link to the Sign On procedure.

2

Determine the effective date.

•   Monthiversary after the request is received.

•   For LifeComm, the MAV’s need to be one month prior to the effective date before the decrease can be processed effective the monthiversary after the request is received.

3	Click on the Future Changes options in the main menu on the left side of the screen.
4	Click on the plus (+) sign next to the insured that is being changed.
5	Click on the most recent increase or the base coverage.
6	Enter the effective date if the decrease in the Date field.
7	Choose Scheduled Specified Amount Decrease from the drop down menu.
8	Enter the amount the death benefit is being decreased by.
9	Click on the Override Tamra Test radio button if the policy is already a MEC or if the policy is becoming a MEC due to the decrease and authorization was received.
10	If waiving the Decrease Surrender Charge, click the Override Decrease Surrender Charge radio button. Note, this would be for business decisions made by leadership as applicable.
11	Click Add
12	Click Apply
13	Proceed to Confirmation section to send applicable correspondence.

Correspondence processing

Step	Action
1	Click on Correspondence in the expanded General section of the menu on the left of the screen.
2	Select the applicable option from the Category drop down menu. Note, the category should be in your process procedure.
3	Click on Select
4	Select the applicable option from the Letter Selection drop down menu. Note, the letter selection should be in your process procedure.
5	Click on Process
6	The letter will open, and, depending on the specific letter, paragraph options can be selected and text can be entered. Click on the edit icon to add to the letter if needed.
7	Save the letter by clicking the icon next to Actions in the upper left corner.
8	Select the applicable Select Distribution method drop down.
9	Click on Next to generate the letter.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Administering Modified Endowment Contracts

Policy Billing & Accounting must review guidelines and process policies in accordance with TAMRA guidelines.

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item X- MEC Processing for Variable Life Policies

Procedure

Step	Action
7 Pay Policy Processing

Below is the processing steps for 7 Pay:

1.       Notification received in Policy Billing & Accounting.

2.       Pull policy on system.

3.       Calculate how much can be paid into policy without MEC.

4.       Calculate total premiums paid.

5.       Determine amount that can be applied without MEC.

6.       Type letter explaining options including MEC Consent.

7.       Place file in bring up for 30 days.  If no response, send follow up letter.

8.       Place file in bring up for 15 days if no response refund excess premium with interest.

9.       Comply with request if received.

10.    File all paperwork.

CyberLife TAMRA Screen

Below is a screenprint of the CyberLife screen that will provide you with more information on TAMRA.  You can get to this screen by selecting Values Inquiry on the left side then selecting Details under Target.

Edify TAMRA Screen
Below is a screen print of the Edify screen that will provide you with more information on TAMRA. This is at the bottom of the main policy information screen.
Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Interfund Transfer Requests

Transfers Among the Investment Divisions and the General Account

The policy owner may transfer policy fund between and among the investment divisions of the separate account and, subject to certain special rules, to and from the general account.

In any policy year, the owner may make an unlimited number of transfers (subject to the MNL’s market timing policies and procedures). MNL reserves the right to impose a transfer charge of $25 for each transfer in excess of 12 during any policy year.  For purposes of the transfer charge, each written or telephone request is considered to be a single transfer regardless of the number of subaccounts affected by the transfer.

The minimum amount that may be transferred from each subaccount is the lesser of $200 or the total value in the investment division on that date.  A transfer request that would reduce the amount in a subaccount below $200 will be treated as a transfer request for the entire amount in that subaccount.

The maximum transfer amount from the general account to the separate account in any policy year is the greater of (i) 25% of the unloaned amount in the general account at the beginning of the policy year, or (ii) $25,000 (MNL reserves the right to reduce this amount to $1,000).

MNL reserves the right to modify, restrict, suspend, or eliminate the transfer privileges (including telephone transfer privileges) at any time and for any reason.  MNL may defer any transfer from the fixed account for up to six months, or the period allowed by law, if less.

The policy owner may participate in a dollar cost averaging (“DCA”) program, whereby the owner can systematically transfer for a specified duration (on a monthly basis) a set dollar amount from the DCA source account to one or more of the investment divisions.  The minimum amount required in the DCA source account for DCA to begin is $2,400 plus the minimum premium amount.  DCA transfers must be at least $200.

Policy owners who are not participating in a DCA program may participate in a Portfolio Rebalancing program, whereby the percentage of policy fund allocated to the investment divisions selected by the policy owner is automatically reset to a pre-set level, on quarterly, semi-annual, or annual basis.  There is no minimum amount for transfers made to re-balance the policy fund.

Transfer Errors

In accordance with industry practice, MNL will establish procedures to address and to correct errors in amounts transferred among the investment divisions and the general account, except for de minimus amounts.  MNL will correct non-de minimus errors it makes and will assume any risk associated with the error.  Policy owners will not be penalized in any way for errors made by MNL.  MNL will retain any gain resulting from the error.

Process

The Variable Life Services (VLS) team receives and processes allocation changes for all Variable Universal Life policies.  An allocation change occurs when the policyholder wants to make changes to the way his payments and/or deductions are being allocated (divided) on a policy.

Internal Controls

N/A

Supporting Documents/References

Document/ Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item P- Written, Telephone, Fax, and Internet Transfer Requests

Step	Action
CyberLife Allocation Change

Below outlines the steps you must follow in order to make an allocation change.

*Reminder ~ Notify Atlas within one week of receipt if unable to process.

1.       Find “as of” date.  Check the date and time stamp on the request to find the processing “as of” date.  Items receive before 3pm are processed with the same effective date as the stamp date.  Items received at or after 3pm are processed with the next business date as the “as of” date.

2.       See if policy is set up for scheduled rebalances. If policy is not then skip to Step 5

3.       Add to Rebalance Log, if requested.

4.       Change the rebalance fund allocations to match the new fund allocations, if requested.

5.       Select Funds from the side menu.

CyberLife Allocation Change (continued)

6.       Select Fund Allocations (side Menu), then complete the following:

•         Select the drop down arrow and select charge deductions or standing allocations for premium

•         Select the effective date

•         Hit New

7.       Select “Standing Allocations” or change deduction from the drop down box next to Allocation Type complete the following:

•         Select the funds that have been selected.

•         Put in the percent request and hit Add.

•         Keep doing that until all the funds are there and it equals 100%.

•         Once that is completed, select apply.

CyberLife Allocation Change (continued)

8.       When all funds have been selected click “Apply”.  Percentages must equal 100%, system will give an error if they do not.

9.       Repeat this process to set up the deductions.  Select “Charge Deduction”.  This must be done regardless if the percentages are the same as the allocations.

10.    To review the next day or even the same day to make sure it is accurate, Select detail.

Your selections will show, adjust if necessary.

Click here to go back to the top of the procedure

Edify Allocation Change

Below outlines the steps you must follow in order to make an allocation change.

*Reminder ~ Notify Atlas within one week of receipt if unable to process.

1.       Find “as of” date.  Check the date and time stamp on the request to find the processing “as of” date.  Items receive before 3pm are processed with the same effective date as the stamp date.  Items received at or after 3pm are processed with the next business date as the “as of” date.

2.       Add a new phase.  If the allocation change requests a fund that has not been added to the policy yet, the fund will need to be added before the request can be completed.  A list of the funds has been enclosed.  When adding a phase, the IDA Control Trailer and the H4 Trailer also need to be added.

To add a phase, on a blank screen type in ‘PATM xxxxxxxx,CO=15” where x = the policy number.

Page down (PF8) until you get to the last phase, type an “A” for add under the asterisk “*” as shown below and hit enter.

 *  PH  RB  PLCODE  CV  SC  MR  ST  AG  TA  AGE  SEX ISSMY    DOB    UNITS

 A  14    68   FDAO00    V               0  TN   0      48    48        1     0598      070649 000015000

    VPU     APPU   NDO  PR  PE  DU  IF  BN  CM  PAYDTE  EXPDTE

  0010000   10000  500       1     1    01   B    V       1      052050     052050

Now you can change the information to add the new phase:

*  PH  RB  PLCODE  CV  SC  MR  ST  AG  TA  AGE  SEX ISSMY    DOB    UNITS

 A  14    68   FDAO00    V               0  TN   0      48    48        1     0598      070649 000015000

    VPU     APPU   NDO  PR  PE  DU  IF  BN  CM  PAYDTE  EXPDTE

  0010000   10000  500       1     1    01   B    V       1      052050     052050

Items that need to be changed:

•   PH:  The next phase.  For example, if the last phase is 14, you would enter in 15.

•   PLCODE:  The plancode for the new fund.

•   TA:  Age of the insured when the contract was issued (Found on PSS1).

•   AGE:  Same as true age*

•   ISSMY:  Original issue month and year of the contract.

•   NDO:  500

•   PE:  1

•   IF:  2

•   CM  1

*If a phase is being added to an annuity, you only need to change the True Age to the current age, the phase, the plancode and the NDO, PE, IF and CM.  The Age column will remain the issue age of the policy (not the new phase).

Edify Allocation Change

3.       Add an IDA Control Trailer.  Key the information as of the current effective month that the new fund is being added.  The transaction to add the IDA Control trailer is DEEN T61;

T61          IDA CONTROL CHANGES

***********************

*    CONTROL DATA     *     DELETE:     ADD:  (1)   MOD:

***********************

*            DESK:   (2)       *

*   COMPANY:  (3)        *

*        POLICY:   (4)       *

* STAT REQD:          *      ********************

* PROC DATE: MM DD    *      *                  *

***********************      *  C H A N G E S   *

****************************************************************************

*                   PHASE:  (05)                    ORIG STIPUL PREM:

*         MIN ANNUAL PREM:                TAX QUAL LIMIT:

*   SETTLEMENT OPTION:      FIXED AMT:              PERIOD:       LAG:

*       CUM GROSS PAYMENT:          CUM GR PMT/LOAD:

*         CUM GR PMT/COMM:          EXCESS INT WITHDN:

*         LAST CONT ANNIV: (6)           LAST PROC ANNIV: (7)

*          GROSS PREMIUMS:                      NET PREMIUMS:

*       GROSS WITHDRAWALS:                AINT CHARGES:

*       INTEREST CREDITED:            EXCESS INT CREDIT:

*    INTER-FUND TRANSFERS:      FUND UNITS OWNED:

1.  Add will always be marked for this instance.

2.  Your three digit desk code.

3.  The company number.

4.  The policy number.

5.  The new phase number.

6.  Issue date of the new phase. Month/Year *

7.  Issue date of the new phase. Month/Day/Year*

*If the contract anniversary has passed, use current year.

On annuities, the Last Processing Anniversary is always 01-01-YY (current year).  To verify that the trailer was added, look on IIMG screen 10.  There will be IDA Control Trailers for every fund on the policy so you may need to hit the “enter” key a few times until you get to the phase number of your new fund.

Edify Allocation Change
(continued)

4.       Add the H4 Trailer.  Only one H4 trailer is needed for the payment allocation and prorata rules.  A new complete H4 Trailer must be added for the specific rule.

To add the H4 trailer, go to a blank screen and type ‘DEEN T604;’ (enter)

T60           UNIVERSAL LIFE - MONTHLY DEDUCTION ALLOCATION RULES

***********************

*    CONTROL DATA     *     DELETE:     ADD: (1)   MOD: (1)

***********************

*            DESK:       (2)        *

*   COMPANY:       (3)       *

*         POLICY:       (4)       *

* STAT REQD:                   *      ********************

* PROC DATE: MM DD    *      *  C H A N G E S   *

************************     ********************

    PHASE: (5)   EFFECTIVE DATE: MM YYYY  (6)  MONTHLY DEDUCTION ALLOC RULE: (7)

  SEQ ID    PERCENT    ID    PERCENT    ID     PERCENT    ID     PERCENT    ID PERCENT

*  (8)  (9)    (10)

1.  Type an “X” in the space for the transaction you are doing. *

2.  Your three digit desk code.

3.  The company number.

4.  The policy number.

5.  “04” or “05”, the phase number on H4 Trailer.

6.  The date currently used on the existing H4 Trailer.

7.  1=Specific, 2=Payment Allocation, 3=Prorata.

8.  1, 2 or 3 (There are five funds per sequence)*

9.  The fund ID (DXX)

10. The percentage of the deduction to be taken out of the fund.  For Specific, the deduction percentage is used.  For Payment Allocation and Prorata, you always use “0.000”.

* When you are modifying, you are modifying the sequence.  For example, if sequence 1 has three fund phases and you are adding another fund, you would modify sequence 1 and enter in all of the fund phases that will be listed under sequence 1.  Since each sequence will hold five funds, if sequence 1 already has five fund phases, you would need to add a sequence and add the fund under sequence 2.  An example is shown below.  If adding a new fund for a policy with a Specific rule, the existing H4 trailers need to be changed to show the new funds and a new H4 needs to be added using a current date for the effective date with all of the funds listed.  For example, if a new fund is being added for the 02/99 monthaversary, the existing H4 trailers would need to be changed to show the new funds and a new H4 would need to be added to show all past and current funds with an effective date of 02/99.

Edify Allocation Change
(continued)

***** UL-II - ALLOCATION PERCENTAGES *****

  H-4 PHASE: 04

  FUND                          EFFEC   PAYMENT    MONTHLY   MONTHLY

  PHASE  SEQ  FUND   DATE   ALLOC %    DEDUCT %  DEDUCT RULE

  07            1   FD0100     02/97    0.00000              0.00000      PMT ALLOC

  08            1   FD0200     02/97    0.00000              0.00000      PMT ALLOC

  09            1   FD0300     02/97    0.00000              0.00000      PMT ALLOC

  10            1   FD0400     02/97    0.00000              0.00000      PMT ALLOC

  11            1   FD0500     02/97    0.20000              0.00000      PMT ALLOC

  12            2   FD1000     02/97    0.00000              0.00000      PMT ALLOC

  13            2   FD1100     02/97    0.00000              0.00000      PMT ALLOC

  14            2   FD1200     02/97    0.00000              0.00000      PMT ALLOC

  15            2   FD1300     02/97    0.00000              0.00000      PMT ALLOC

5.       Change the allocation.  The next step is to change the deduction percentages on the basic benefit “A” trailer.  On a blank screen, type in “DEEN L253;” and hit (enter).

DEEN L253;

NEXT:  001----

L253         BASIC BENEFIT MODIFY

***********************

*    CONTROL DATA       *

***********************

*            DESK:  (1)                 *

*   COMPANY:  (2)                 *

*        POLICY:  (3)                *

* STAT REQD:                       *      ********************

* PROC DATE: MM DD (4)    *      *                  *

***********************      *  C H A N G E S   *

                             *                  *

***********************************************************

*                                      PHASE:  (5)

*                            BIRTHDATE: MM DD YY

*                                           NFO:

*                                     OTHER:

*                           OMMISSION:

*                                      UNITS:   (6)

*              VAR PAY ALLOC %:

*    MATERIAL CHANGE OR DECREASE:

Edify Allocation Change
(continued)

(1) Your three digit desk code.

(2) The company number

(3) The policy number.

(4) The Proc Date is the effective date.

(5) The phase number that needs to be changed.

(6) The percentage of the allocation (.10 = 10%) *

* This will change the A trailer and H4 trailer on a payment allocation and prorata rule and only the allocation on a specific rule.  You can verify what phases need to be changed by looking on PSS1, screen 5 (PF5).

6.       Reverse Premium or Loan and suspend policy, if needed.

7.       Process Transfer.  If a transfer needs to be processed, you would need to do the transfer at this time.  If only an allocation change is being made, then you can go to the next step.  You can do both the transfer and the allocation change in the same cycle, but the transfer needs to be completed before this next step is done.

8.       Reapply Premium of Loan, if needed.

9.       Unsuspend Policy.  If deductions had to be reversed, unsuspend the policy on the next day to bring deductions forward.

10.    On the next day, check for error messages and verify H4 trailer.

Click here to go back to the top of the procedure

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Death Benefit Processing for Variable Life Policies

Non-Contestable Death Claims

This procedure describes the steps required when reviewing a non-contestable death claim.  To ensure that claims are processed in accordance with SEC and State regulations, this procedure defines guidelines regarding each stage of this procedure.

Internal Controls

Supporting Documents/References

Document/Resource	Description
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See Section 6 – Transaction, Claims and Requests; item U. Death Benefit Processing for Variable Life Policies.
38a-1 exception log	H:\MAR (model audit rule)\VUL\38a-1 Exception Report.xls The spreadsheet is titled 38a-1 Exception Report.

Procedure

Step	Action
1. File assembly process

The following steps occur when we receive the initial notification of death:

1.       The death is reported and coverage is verified.

2.       The policy is downloaded to the Claims system and assigned to a Claims Examiner.

3.       The policy is placed on Pending Death Claim status on the appropriate legacy system.

4.       The claim form and the appropriate condolence letter are mailed to the claimant.

a.        A copy of the dated letter is imaged.  If a claim packet was emailed or faxed, a copy of the dated condolence letter must be imaged.

b.       Please note: If the policy is variable and a manual (ad-hoc) letter must be created, submit the letter to Management for approval.  Management will work with the Claims Officer or VUL Compliance for final approval before the letter can be sent.

5.       The completed claim form and proof of death are received.

6.       The received documents are date and time stamped.

7.       The claim file is assigned to a Claims Examiner.

8.       If the claim will not be paid within 10 calendar days of receipt of the claim documentation in our office, a written acknowledgement letter is sent to the beneficiary.  Follow up letters are sent at 30, 60, and 90 day intervals if there are any outstanding requirements needed.

9.       If the claim is not paid within 7 calendar days on a variable life policy and does not fall under the exceptions, it will be tracked on the 38a-1 exception log and signed off quarterly by Management.  Note: A claim check should be mailed out immediately after generated or no later than 7 days, even it suspense has not been cleared.

2. Review process

The Claims Examiner completes the following steps once documentation is received:

1.       Review the file to ensure all documents are received.

a.        Review the death certificate to ensure the cause of death is present, a raised seal (or other official seal) is present, and the certificate is stamped “Original.”

b.       In the issue or residence state of Arkansas (AR), when a death results from withholding or withdrawing medical care according to the terms of the Arkansas Healthcare Decisions Act, please reference AR Requirement 8452 for further instruction.

c.        If the manner of death is homicide, determine if the beneficiary is being investigated as a suspect.  It is required to obtain a written statement on letterhead from the investigator and/or the attorney stating the investigation is complete and the beneficiary is not a suspect.  Refer this documentation to Management for further review.  If the beneficiary is a suspect, submit the claim to the Lead Legal Claims Examiner for review.  If the beneficiary has been charged, it will also need to be escalated to the Lead Legal Claims Examiner.  State statutes will be researched to determine how to proceed.

                          i.      For the issue or residence state of Massachusetts, if the beneficiary is convicted (after all possible appeals) of the felonious and intentional killing of an owner/insured, he/she forfeits their policy.  Refer to MA H.B. 3780 for additional information.

                        ii.      For the issue or residence state of South Carolina, if an individual feloniously and intentionally kills the decedent and if the killer dies within 120 hours of the decedent’s death, the decedent is considered to have survived the killer for the purposes of distributing benefits payable under a life insurance policy or annuity.  Refer to SC S.B. 143 for additional information.

                      iii.      If documentation is received stating that the investigation is ongoing and Management has made the decision that in order to continue the claim review, documentation must be provided indicating that the investigation is completed, the team member will set a 90-day bring-up and follow up with the detective/investigator regarding the status of the investigation.

2.       Once all documents are received, proceed to Step 3.

3.       Review the policyowner’s name, date of birth, and social security number.

4.       Verify the insured is also the deceased.

a.        If they are not the same person, the claim is denied and a denial letter is sent.

5.       Review the file to determine the beneficiary, assignments, child support liens (for Texas and Massachusetts) and reinsurance.

a.        To search for TX child support liens, use the following website – http://www.childsupportliens.com/TX_next_steps.php.

b.       To search for MA child support liens, use the following website – https://wfb.dor.state.ma.us/pip/public/pages/login.aspx?ReturnUrl=%2fpip%2fprivate%2fpages%2flookupresults.aspx%3fp%3dMjY4MzE1&p=MjY4MzE1.

6.       Review Community Property guidelines and determine if they apply.  If they do, obtain documents (divorce decree, property settlement, etc.) needed to determine payout.

a.        Current Community Property states are Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Wisconsin, and Washington.

7.       For the issue or residence state of Ohio, if the Company receives notice from the Child Support Enforcement Agency, please refer to Ohio Requirement 9359.  The Company will comply and complete research to see if any claims, policies, or benefits were applicable and withhold paying any settlement amount benefit if there were and follow the instructions listed within the above referenced document.  If Notice is received after a claim has been paid, escalate the documentation to Management for further review.

8.       For the issue or residence state of Iowa, if a decree of dissolution, annulment, or separate maintenance is issued after the policyowner of an insurance contract insuring the policyowner’s own life has designated the policyowner’s spouse or one or more relatives of the policyowner’s spouse as a beneficiary in effect on the date of the decree, refer to Iowa Requirement 9752.

9.       If a Funeral Home is designated as the Beneficiary or Assignee:

a.     Before we pay the insurance proceeds to any undertaker or funeral director who is a Beneficiary or Assignee, the following documentation is required:

                             i.      The Funeral Home Assignment form,

                           ii.      An itemized statement of services from the funeral home,

                         iii.      An original, certified Death Certificate, and

                          iv.      An original state consent form, if required for claim.

b.     When paying the death claim with a funeral home assignment, the following applies:

                             i.      If the funeral home assignment was completed prior to the insured’s death, pay the amount specified to the funeral home.  The Estate of the deceased is taxed for the full amount of death claim proceeds, including the amount sent to the funeral home.

                           ii.      If the beneficiaries assign the policy to the funeral home after the insured’s death, pay the amount specified to the funeral home.  The beneficiaries are taxed for the full amount of death claim proceeds, including the amount sent to the funeral home.

1.     Note: Whether assigned before or after the insured’s death, the state of Michigan has a maximum amount that can be assigned:

a.        6/1/2011 – 5/31/2012 – $9,466.

b.       6/1/2012 – 5/31/2013 – $9,775.

10.    Complete the remainder of this procedure for steps to pay the remaining death benefit to the beneficiary(ies) of the policy.

11.    A status letter needs to be sent to the beneficiary(ies) every 30 days if the claim has not been paid.

12.    If there are multiple beneficiaries and not all are being paid at the present time, you need to make payment to the beneficiary that has submitted the claim.  Do not hold the paperwork waiting for the additional beneficiaries to submit their claim.

13.    Review the file to determine what benefits are payable; contract fund, loans, withdrawals, dividends, premium deposit account, accelerated death benefit riders.

14.    Adjust the Death Benefit and prepare the letter due to age misstatement, if necessary.

3. Payout process

The Claims Examiner completes the following steps once the death claim payout has been determined:

1.       Terminate the legacy record.

2.       Complete New Account Detail if retained asset is established.

3.       Prepare Paid Up Insurance Endorsement if the policy included a Children’s Insurance Rider (CIR) or Family Insurance Rider (FIR).

4.       If it is a variable claim, send a notepad to the Variable Life Services Team to get a final VUL Confirmation Statement.  Once received, send the statement to the beneficiary.

5.       Prepare State notices, if necessary.

6.       Send Explanation of Benefits to the agent, if active.

7.       Finish system file maintenance processing.

8.       Verify the record terminated.  Manually terminate, if necessary.

9.       All documents are sent to imaging.

Exception reports

Exception reports are maintained to document any incidents that do not follow these procedures for variable products.  These reports are monitored by Management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Contestable Claim

This procedure is designed to provide guidance regarding the handling of contestable claims to enhance the consistency as best practices.

Internal Controls

Lead claims investigator will review and approve documentation on claims that are not paid.

Supporting Documents/References

Document/Resource	Description
Life Death Claim Processing – New System	Procedure defining the process to pay a death claim.
Escalated Claim	Procedure defining the processing steps required to escalate a claim.
38a-1 Compliance Manual	http://home.sfg.corp.local/VariableCompliance/Shared%20Documents/38a-1%20Manual.pdf See section 6- Transaction, Claims and Requests; item U. Death Benefit Processing for Variable Life Policies

Procedure

Step	Action
1. Review provision

1.       The claim will be assigned to the applicable examiner based on the state of issue, date of death and the issue date.  Once in good order, claims must be paid within 5 days.

2.       Review the incontestable provision to determine if the claim is contestable.

3.       Review the policy and the policy file to determine if the date of death is within the specified contestability period.  This includes reviewing the image file for conversions, replacements. Reinstatements, rate and class changes that may or may not have changed the contestable time period.

•         If the claim is contestable proceed to step 2.

•         If the claim is not contestable, the claim will be reassigned to be processed according to non-contestable death claim procedures and the contestable process is complete.

2. Generate correspondence

1.       Access the applicable contestable letter.  ** A letter must be sent to each beneficiary on the policy.  The letters for both MNL and NA are located in CSI and the Claims drive: Contestable\Approved Letters folder:

•         Condolence Contestable Letter –

o    Variables to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Issue date

▪  Agent Name and Phone

•         Contestable Acknowledge Letter

o    Variable to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Date, enter the stamp date and CSI will pull the information for the letter

▪  Issue Date

▪  Agent Name and Phone

•         CSI SP Auth Needed LTR

o    Variable to be completed

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Notification – Enter the name of the applicable medical facility.

▪  Agent Name and Phone

2.       If no response is received, send follow-up letter.  Need to print on demand.  The system will set the applicable follow-up date.

•         Contestable Follow Up

o    Variable to be completed

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract

▪  Salutation

▪  Issue Date

▪  Agent Name and Phone

3.       Place the policy in bring-up for 30 days.  If a decision has not been made send the following letter:

•         Review Ongoing

o    Variables to be updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract (policy number)

▪  Salutation

▪  Agent Name and Phone

•         Review Ongoing – Not received all docs

o    Variables to be  updated:

▪  Date

▪  Name/Address

▪  RE: Deceased & Contract (policy number)

▪  Salutation

▪  Agent Name and Phone

3. Review ExamOne

1.       Access the following website : http://www.examone.com.

2.       Hover over the Log In section of the screen and select ScriptCheck.

3.       Log in, using your assigned user ID and password.  For the Account Code, key LJE for North American or LJF for Midland National.

4.       To order a new request:

•         Review imaging to ensure a HIPPA form is present.

•         Click Add New Request from the left column.

•         Key the policy number in the Reference ID field.

•         Key the policy number in the Policy Number field.

•         Complete the Date of Birth, Gender, Social Security number, and Zip Code fields.

•         Click Submit and then OK to save the order.

5.       To review results:

•         Click Review Results from the left column.  A list of all of your orders display.

•         Locate the correct order.

•         Click Complete under the Results column on the right side of the screen.

o    Note: The results will display a Pending status prior to this time.  Do not open the results until the status changes to Complete.

o    If you have previously viewed the results, the status will be Viewed.  To view the results again, click Viewed.

•         When viewing the results, you can sort the columns by clicking the up and down arrows in the Prescription Summary area or by clicking the column headings.

•         ExamOne scores the medication risk from 0 to 10, with 10 being the worst risk and 0 being the least risk.

•         The Prescriber Detail section is where the doctor’s information is listed.

•         Click Back to the Top to return to the original report details.

6.       To print the Prescription Summary and Prescriber Summary results:

•         Click Edit View in the top left corner.

•         Click the Drug Summary and Prescriber Detail under the Print column.

•         Click Save to Profile.  This saves your preferences so you don’t have wto adjust the settings each time you have to print the documentation.

o    Note: To edit the display, select Edit View and then click Save to Profile.

•         To print, go to Printer View, then click the printer in the middle of the screen.

•         Review the Response Type column description:

o    3 – Not Found – No results will display.

o    6 – Only eligibility information – No results will display.

o    7 – Claims with no eligibility – Results will display prescription detail from pharmacy claims or clearinghouse.

o    10 – Claims with eligibility – Results will display prescription detail from health insurance.

4. Request medical records

1.       Review the application, file and the claim information to determine the physicians, hospitals and clinics that Parameds will be requesting medical records from.

2.       Access the Parameds website at www.parameds.com/.

3.       Sign In.  Note, only designated examiners have access to order medical records.

4.       Select the applicable company.  To change companies, select Change Location from the menu at the top of the screen.

•         Midland National

•         N.A.C.O.L. A. H.

5.       A list of all outstanding cases will appear.  Parameds will send status emails when they have a change in the status of a case.  A status update includes, a response has been received to an outstanding requirement or that an outstanding item is due from the requestor.  Any cases that require action, they will be highlighted red.

6.       Click on the case number to review the case (items requested as well as the status of those items.).

7.       Returned requirements will be in the form of a PDF.  The PDF will be uploaded to the image file.

•         If the documentation is less than 25 pages the entire document will be printed and reviewed by the examiner.

•         If the documentation is more than 25 pages, a summary will be printed.

8.       Add a request or request a status on a case:

•         Open a new case – Request all medical information for 5 years prior to the application date and 3 months after the application date.

•         Select Order New Request and enter the following:

o    First Name

o    Last Name

o    DOB (date of birth)

o    SSN

o    State

9.       Click on Submit

10.    Enter the doctor’s name of the name of the medical facility and the state.  **If the information needed to submit the request is not located on the Paramed site, an internet search should be done to locate the information needed to submit the request.  Click Submit.  A list of matches will be returned

•         If the doctor/facility is listed select it and all the applicable information will be provided.  Review the information to confirm it is the doctor and/or medical facility that was requested by comparing the address etc.

•         If the doctor/facility is not listed, click on New Entry and enter all the applicable information and click Submit.

11.    A case number will be provided.

12.    Select the Upload option to upload the completed HIPAA form.

13.    An acknowledgement email will be generated to the requestor.

14.    If a response is not received within 60 days from either the medical facility or beneficiary for an outstanding requirement, the case will be closed.  At any time this case can be reopened or a new case created.

15.    Place the policy in bring-up for 10 business days and if no update emails are received, access the Parameds website to “add an action” which is a status request.

5. Generate agent correspondence

1.       Agent questionnaire should be sent when the initial documentation is mailed, emailed or faxed.

•         MNL – Form 16820

•         NA – Form O-2845

•         Complete the following:

o    To – Enter the agent name

o    From – Enter the name of the examiner

o    CC:

o    Date – Date sent

o    Re – Enter the policy number and name of the deceased

2.       Place the policy in bring up for 10 business days.  If not response send follow-up request via phone, fax or email.

6. Update reinsurance status

1.       CSI will generate an extract of all claims that it passes to the Reinsurance System – TAI.  Reinsurance will notify the reinsurance company(s) that a claim has been submitted.

2.       For contestable claim, the examiner will email the reinsurance company(s) the following claim information once it has been received:

•         UW document(s)/file

•         Claim form

•         Death Certificate

3.       All documentation that is received during the investigation will be provided to all the reinsurance companies on the policy.  **Ensure that all documentation is also included in the image file.

4.       If the claim is approved, the reinsurer will need to be notified via email on the decision.  Utilize the following verbiage:

•         “The Company has completed our standard contestable review and the Company will be proceeding with payment of the claim.  Please let me know if you have any questions.”

7. Prepare file for review

1.       Access the Underwriting Opinion form (16436) which is located in the Underwriting Opinion folder for the current year in the Claims H drive.  Enter the following information:

•         To – Enter the applicable underwriting contact.

•         Policy/Contract Number – Enter the policy number.

•         RE – Enter the name of the insured/deceased.

•         Application Date – Enter the date on the original application.

•         Application Part II Date – Enter the date of the part II application, this is the date the Paramed examination was completed.

•         Admitted History – Enter admitted history that was included on the application.

•         Special Note –Enter any special notes.

2.       Ensure that the medical information returned from Parameds is included in the file as well as upload to the image system.

3.       Email the completed Underwriting Opinion form to the lead claims investigator and carbon copy manager.  In the body of the email, include the agent’s name and code if the agent is active.

4.       Upload a copy of the Underwriting Opinion Form in the Underwriting Opinion folder on the H drive.  Once the review is completed remove the form from this folder.

5.       Provide the completed form and claim file to the designated underwriter for review.

8. Decision

1.       The examiner will be notified once the review process is complete whether to pay the claim of escalate the claim.

•         Claim approved –

o    Pay claim using the Life Death Claim Processing – New System procedure.

o    Notify the reinsurance company(s) of the decision via email once a decision has been made requesting that they agree or disagree with the decision.  Place the policy in bring up for 7 – 10 days.  If no response process claim accordingly.

•         Claim Escalated – Proceed to step 9.

9. Resolution

1.       Complete the claim discussion form found in the Claims Opinion Folder on the Claims H drive and send to the lead investigator with policy pages, policy file and claim file for review.

2.       The examiner will be notified once the claim decision has been made.

3.       If the claim is approved, pay the claim using the Life Death Claim Processing – New System procedure.

4.       If the decision is for the claim denial then the examiner should proceed as follows.

•         Generate correspondence – The correspondence must include the specific reasons why the claim was denied.  For example, a specific medical question as well as the response and the medical information that was provided as part of the contestable review that states why that incorrect information caused the claim to be denied.

•         Forward the correspondence draft to the lead claims examiner for review and approval.  Once approved, send correspondence to all beneficiaries on the policy.  Image all documentation.

•         Examiner will notify the reinsurance company of the decision via email once a decision has been made notifying them of the claim denial.

•         Close case

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

Policy Change-Underwritten Premium Processing

Introduction
On occasion the Policy Change Department will receive a check for future premiums with a change application on Variable Life policies.

Policy

Midland National is required to price premium payments using the accumulation unit value next computed after receipt of the premium at the designated address. Midland National is provided with a conditional exemption and permits Midland National to retain an initial or subsequent premium payment in its suspense account during the underwriting period, so long as the procedures are reflected in a current Redeemability Exemption Memorandum (“RE memorandum”) on file with the SEC as Part C of the registration statement for the variable life insurance policy. Once underwriting is completed, the variable life insurance policy should be issued on the next business day. Once the policy is placed inforce, the premium is removed from the General Account and allocated in accordance with the procedures stated in the prospectus.

Responsible Individual
VL ~ Manager of Policy Change

Check Process
Below is the current Policy Change process for when premium is received with a change application that requires underwriting:
Step	Action
1	Application and check received at Home Office.
2	Application is scanned by batches based on change type. Policy Change then works the batches and codes changes into system, or distributes to be worked.
3	Mail Services makes a copy of the check so it is kept together with the application when scanned.
4	Check is routed to Treasury Operations.
5	Application is sent to Underwriting.
6

If change is approved, Policy Change contacts Treasury operations and check is cashed.  If change is denied, Policy Change routes decline letter to Treasury Operations and check is returned with letter to policyowner.

7	All paperwork is filed.

Exception Reports

Exception reports are maintained to document any incidents that do not follow these procedures.  These reports are monitored by management at least quarterly to identify any patterns of non-compliance with policies and procedures.

[Sammons Financial Group Letterhead]

April 26, 2018

The Board of Directors

Midland National Life Insurance Company

Des Moines, Iowa

Directors:

With reference to the Registration Statement for Midland National Life Separate Account A filed on Form N-6 (File number 333-148111, Post-Effective Amendment 16) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1.       Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance policies by the Department of Insurance of the State of Iowa.

2.       The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3.       The flexible premium variable life insurance policies, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said Form N-6 Registration Statement.

Sincerely,

/s/ Brian Hansen

Brian Hansen

Senior Vice President, General Counsel & Secretary

POWER OF ATTORNEY

The undersigned Directors and Officers of Midland National Life Insurance Company, an Iowa corporation (the “Company”), hereby constitute and appoint Brian Hansen, Brett L. Agnew and Stacy Bagby and each of them (with full power to each of them to act alone), its true and lawful attorney-in-fact and agent, with full power of substitution to each, for it and on its behalf and in its name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (including but not limited to: 33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-148111; 333-148824; 333-153825; 333-119088; 333-108437; 333-71800; 33-64016; 333-128910; 333-128978; 333-176870; 333-221820) and if applicable under the Investment Company Act of 1940 (including but not limited to: 811-05271; 811-07772) with respect to any insurance contract(s): registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and they or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

The consent of each of the undersigned Directors and Officers to the above-stated Power of Attorney, evidenced by writing their individual signatures below, are given with the intent to make such resolution effective as of the date specified above without regard to the date(s) such signatures may actually be written on this Power of Attorney.  This Power of Attorney may be executed by the Directors and Officers in one or more counterparts and each executed counterpart shall be deemed an original and all such executed counterparts when taken together shall be the consent to the Power of Attorney by the undersigned Directors and Officers.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this            day of

February, 2018.

SIGNATURE                                         DATE               SIGNATURE                                         DATE

/s/Darron K. Ash                                     2-6-18               /s/Willard Bunn, III                                  2-7-18

Darron K. Ash                                                               Willard Bunn, III

/s/James Roderick Clark                        2-6-18               /s/Thomas Corcoran                               2-6-18

James Roderick Clark                                                    Thomas Corcoran

/s/Esfandyar E. Dinshaw                        2-7-18               /s/William D. Heinz                                 2-6-18

Esfandyar E. Dinshaw                                                    William D. Heinz

/s/Daniel M. Kiefer                                  2-12-18             /s/Heather Kreager                                2-6-18

Daniel M. Kiefer                                                            Heather Kreager

/s/Michael M. Masterson                         2-8-18               /s/Steven C. Palmitier                            2-6-18

Michael M. Masterson                                                    Steven C. Palmitier

/s/James Parker                                                2-7-18

James Parker

[Midland National Life Insurance Company Letterhead]

April 26, 2018

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Gentlemen:

This opinion is furnished in connection with the filing of Post-Effective Amendment 16 to Registration Statement No. 333-148111 on Form N-6 (“Registration Statement”) which covers premiums expected to be received under the flexible premium Variable Universal Life Insurance policy (“Policy”) to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy forms were prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto.

In my opinion:

The illustrations of death benefits, policy fund and accumulated premiums in the illustration section of the Prospectus included in the Registration Statement (the “Prospectus”), based on the assumptions stated in the illustrations, are consistent with the provisions of the Policy and Midland National’s administrative procedures. The rate structure of the Policies has not been designed, and the assumptions for the illustrations (including sex, age, rating classification, and premium amount and payment schedule) have not been selected, so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be materially more favorable than for any other prospective purchaser with different assumptions.  The illustrations are based on a commonly used rating classification and premium amounts and ages appropriate for the markets in which the policy is sold.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

Sincerely,

/s/ Randy D. Shaull

Randy D. Shaull, FSA, MAAA

Associate Vice President and Actuary

[Eversheds-Sutherland Letterhead]

April 26, 2018

Midland National Life Insurance Company

One Sammons Plaza

Sioux Falls, SD 57193

Re:	VUL-CV 2 File No. 333-148111, Post-Effective Amendment No. 16

Ladies and Gentlemen:

            We hereby consent to the reference to our name under the caption “Legal Matters” in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 filed by Midland National Life Separate Account A for certain variable life insurance contracts (File No. 333-148111).  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

Very truly yours,

Eversheds-Sutherland (US) LLP

/s/   Frederick R. Bellamy

Frederick R. Bellamy

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 16 to the registration statement on Form N-6 (File No. 333-148111 and 811-05271) (“Registration Statement”) of our report dated April 26, 2018, relating to the financial statements and financial highlights of Midland National Life Insurance Company Separate Account A and the report dated March 29, 2018, relating to the financial statements of Midland National Life Insurance Company and subsidiaries, which appear in such Registration Statement.  We also consent to the references to us under the heading “Financial Matters” in such Registration Statement.

PricewaterhouseCoopers LLP

Des Moines, Iowa

April 26, 2018